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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-1879


                               Janus Investment Fund
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 10/31


Date of reporting period: For the six months ended 04/30/04

Item 1 - Reports to Shareholders
-------------------

                                                          ----------------------
                                                          2004 SEMIANNUAL REPORT
                                                          ----------------------

               JANUS GROWTH FUNDS
               -----------------------------------------------------------------

                    Janus Fund

                    Janus Enterprise Fund

                    Janus Mercury Fund

                    Janus Olympus Fund

                    Janus Orion Fund

                    Janus Twenty Fund

                    Janus Venture Fund

                                                            [LOGO] JANUS CAPITAL
                                                                          Group

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TABLE OF CONTENTS

JANUS GROWTH FUNDS
     Schedules of Investments
         Janus Fund .................................................     2
         Janus Enterprise Fund ......................................     7
         Janus Mercury Fund .........................................    12
         Janus Olympus Fund .........................................    17
         Janus Orion Fund ...........................................    22
         Janus Twenty Fund ..........................................    26
         Janus Venture Fund .........................................    29
     Statements of Assets and Liabilities ...........................    34
     Statements of Operations .......................................    36
     Statements of Changes in Net Assets ............................    38
     Financial Highlights ...........................................    40
     Notes to Schedules of Investments ..............................    44
     Notes to Financial Statements ..................................    46
     Explanations of Charts, Tables and Financial Statements ........    54

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A MESSAGE REGARDING PORTFOLIO MANAGER COMMENTARY: To provide our shareholders with more timely and comprehensive updates on their funds, we will now provide portfolio manager commentaries five times per year. Quarterly commentaries and other timely fund information will be available in the Fund Updates section of janus.com and will be offered in place of the portfolio manager letters in April 30 semiannual reports. Shareholders will continue to receive a comprehensive annual letter from portfolio managers in the October 31 annual report which will be available at year end. Going forward, semiannual and annual reports will continue to provide a complete list of fund holdings, performance information and other important details about Janus funds.

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Below is a schedule of planned communications regarding your investment with
Janus:

INVESTMENT UPDATE:         WHEN AVAILABLE:            WHERE YOU CAN FIND IT:
Quarterly Review
(prior calendar quarter)   January, April, July,      www.janus.com;
                           October                    Fund Updates section
Annual Review
(funds' fiscal year-
November 1 through
October 31)                December                   www.janus.com;
                                                      Fund Updates section
                                                      Annual Report (sent by
                                                      U.S. mail or e-mail)

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

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Dear Shareholder,

Let me begin by telling you how excited I am to be associated with Janus. As a shareholder of the funds, I'm sure you already know many of the things that make Janus unique. To me, it is a research-driven firm with an impressive heritage of delivering exceptional long-term performance to its shareholders. I am proud to be a part of continuing that heritage into the future.

There are three main reasons why I decided to join Janus as Chief Investment Officer. First, I believe the research at Janus is the best I've ever seen. In a prior job as a sell-side analyst, I had the opportunity to get an inside look at the passion, intensity and energy that characterized investment debates at Janus. That positive impression has only been reinforced in the short time I have been part of the team. Given my analyst background, I share the same zeal for getting the story right behind every investment.

Second, the people at Janus are special. From the individuals at our call center, to the sales and marketing staff, to the person who actually manages your money, all of our employees are passionate about winning, and passionate about setting the pace, not following it. The esprit de corps of the firm is quite remarkable.

Third, Janus is an investment-centric firm. By that I mean we focus on our core competency of managing our shareholders' money. Delivering performance remains at the heart of what we do and we constantly reinvest in our core business toward that end.

My role at Janus will be to oversee the investment team and drive investment returns. In an attempt to safeguard the consistency and quality of the investment process, I plan to play devil's advocate with the portfolio managers, to poke and prod their investment decisions. I will take full responsibility for the performance of the team, making sure that portfolio managers have the tools and resources needed to make wise decisions.

Like any solid organization, there is always room to improve. I have communicated to the investment team the following enhancements that I plan to focus on during the next two quarters. For starters, I plan on expanding our coverage of international stocks. In this era of increased globalization, I believe sectors are more important than countries and our research needs to be borderless. In addition, we need to make sure that our research edge provides a solid foundation from which we can invest with conviction. Of course, the flipside of this exercise is to have the proper risk controls in place to serve as an early warning system when fundamentals begin to deteriorate and stocks need to be trimmed or sold.

Furthermore, I want to improve communication so that analysts and portfolio managers are sharing their best ideas and discussing how topical events may impact portfolios. Collectively, I believe we can arrive at better investment decisions through debate and idea sharing versus acting in isolation. These are the initiatives I will be focusing on in the initial phase of my tenure at Janus. I look forward to circling back with you in the fall and providing an update on our progress.

Turning to the markets, after finishing last year on a strong note, stocks have treaded water during the first few months of 2004, as concerns about rising interest rates, war, and oil prices have offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index rose 6.3% during the six-month time period ended 4/30/04, after rising 15.6% in the six months ended 10/31/03. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted returns of 5.4% and -0.6%, respectively.

Notwithstanding the moderate returns of the market, my message to you today is that we like what we are hearing from our company contacts. Enterprise spending is improving as corporate profits accelerate. After two years of balance sheet repair, CEOs are again thinking strategically about how to grow their businesses. This is a very encouraging development that we feel is being underappreciated in the marketplace at the current time. Yes, interest rates are likely to be higher 12 months from now, but we believe that the strength of the economy and an improvement in corporate profits will overpower any dampening effect caused by a rising interest rate environment.

While the market in 2003 could be characterized as broad-based as the economy began its recovery, we believe that the market will be much more selective in 2004. I think the expected "stock-picker's" market will play to our strength of identifying companies that are investing in their businesses, growing their market share, and capitalizing on technological and infrastructural change throughout the world. Indeed, I believe the recent improved performance of our funds provides evidence that our research process remains strong and that our portfolios are properly positioned to capitalize on continuing growth in the global economy.

It is my belief that Janus' investment process works best during times of "normal" economic activity (3%-4% GDP growth, 10%-12% corporate profit growth). We are now moving into the middle innings of this economic recovery, which has followed fairly normal patterns to date compared to historical recoveries. Therefore, I am optimistic of continued strong performance by our funds in this environment.

In closing, let me thank you again for your loyalty to Janus. As a shareholder of our funds, you have our absolute faithfulness in return. I believe that we face a very bright future together.

Sincerely,

/s/ Gary Black

Gary Black
President and Chief Investment Officer

Past performance is no guarantee of future results.

                                           Janus Growth Funds  April 30, 2004  1
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JANUS FUND (unaudited)                                         Portfolio Manager
                                                                  Blaine Rollins

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Fund                        S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                               Fiscal      One       Five     Ten       Since
                            Year-to-date   Year      Year     Year    Inception*
     ---------------------------------------------------------------------------
     Janus Fund                 1.33%     18.24%    (5.30)%   8.56%     14.16%
     S&P 500(R)Index            6.27%     22.88%    (2.26)%  11.36%     11.43%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - February 5, 1970

FUND STRATEGY
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To seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. This Fund generally invests in larger, more established companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Preferred Stock - Foreign - 0.1%

Cash and Cash Equivalents - 0.3%

Corporate Bonds - Domestic - 0.5%

Common Stock - Foreign - 8.7%

Common Stock - Domestic - 90.4%

Number of Stocks: 104
Number of Bonds: 3
Top 10 Equities: 43.7%

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For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
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2  Janus Growth Funds  April 30, 2004

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(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Comcast Corp. - Special Class A                         7.3%                7.4%
Maxim Integrated Products, Inc.                         6.5%                6.2%
Time Warner, Inc.                                       6.4%                5.1%
Linear Technology Corp.                                 5.9%                6.2%
Cisco Systems, Inc.                                     4.0%                3.5%
Univision Communications, Inc. - Class A                3.0%                2.7%
Walgreen Co.                                            3.0%                3.0%
United Parcel Service, Inc. - Class B                   2.6%                2.3%
3M Co.                                                  2.6%                2.0%
MGIC Investment Corp.                                   2.4%                1.8%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Fund                        S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                     S&P 500          Janus Fund

Semiconductor Components/Integrated Circuits           0.4%              12.4%
Cable Television                                       0.7%               7.3%
Diversified Operations                                 5.3%               6.8%
Multimedia                                             2.0%               6.4%
Networking Products                                    1.4%               4.0%
Cosmetics and Toiletries                               2.6%               3.8%
Television                                             0.1%               3.0%
Retail - Drug Store                                    0.5%               3.0%
Medical Instruments                                    1.2%               2.7%
Fiduciary Banks                                        0.6%               2.7%

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See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                                           Janus Growth Funds  April 30, 2004  3

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JANUS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.2%
Advertising Sales - 0.6%
   2,214,397    Lamar Advertising Co.* ......................   $    90,923,141

Aerospace and Defense - 2.3%
   1,175,020    Boeing Co. ..................................        50,161,604
     920,140    General Dynamics Corp.# .....................        86,143,507
   4,365,565    Lockheed Martin Corp. .......................       208,237,450

                                                                    344,542,561

Aerospace and Defense - Equipment - 0.5%
     841,670    United Technologies Corp. ...................        72,602,454

Airlines - 0.9%
   4,150,683    Ryanair Holdings PLC (ADR)*,**,# ............       138,300,758

Apparel Manufacturers - 0.3%
   5,848,713    Burberry Group PLC** ........................        40,191,101

Broadcast Services and Programming - 0.1%
     453,925    Clear Channel Communications, Inc. ..........        18,833,348

Building - Mobile Home and Manufactured Homes - 0.4%
   1,863,200    Winnebago Industries, Inc.(pound) ...........        53,716,056

Building - Residential and Commercial - 0.6%
     148,250    NVR, Inc.*,# ................................        66,860,750
     310,855    Ryland Group, Inc.# .........................        24,542,002

                                                                     91,402,752

Cable Television - 7.3%
  38,240,967    Comcast Corp. - Special Class A*,# ..........     1,108,605,633

Casino Hotels - 0.5%
   1,340,685    Mandalay Resort Group .......................        77,022,353

Chemicals - Specialty - 1.2%
   2,562,025    Ecolab, Inc.# ...............................        76,348,345
   1,857,230    Sigma-Aldrich Corp.# ........................       105,193,507

                                                                    181,541,852

Commercial Banks - 0.6%
       8,209    Mitsubishi Tokyo Financial Group, Inc.** ....        73,048,235
       1,833    Sumitomo Mitsui Financial Group, Inc.** .....        13,852,766

                                                                     86,901,001

Commercial Services - 0.2%
     758,600    Iron Mountain, Inc.*,# ......................        34,523,886

Commercial Services - Finance - 1.3%
   5,306,802    Paychex, Inc.# ..............................       197,837,579

Computer Services - 0.7%
   4,742,945    Ceridian Corp.* .............................       101,404,164

Computers - 0.3%
     430,120    IBM Corp. ...................................        37,923,680

Containers - Metal and Glass - 0.8%
   1,911,520    Ball Corp. ..................................       126,160,320

Containers - Paper and Plastic - 1.1%
   4,529,775    Bemis Company, Inc.# ........................       122,349,223
     822,330    Sealed Air Corp.*,# .........................        40,359,956

                                                                    162,709,179

Cosmetics and Toiletries - 3.8%
   4,720,645    Colgate-Palmolive Co.# ......................       273,230,932
   1,180,155    International Flavors & Fragrances, Inc.# ...        42,780,619
   2,514,105    Procter & Gamble Co.# .......................       265,866,604

                                                                    581,878,155

Shares or Principal Amount                                          Market Value
================================================================================
Dental Supplies and Equipment - 0.4%
     904,494    Patterson Dental Co.*,# .....................   $    66,661,208

Diversified Operations - 6.8%
   4,521,100    3M Co. ......................................       390,984,727
     928,290    General Electric Co. ........................        27,802,286
     505,905    Honeywell International, Inc. ...............        17,494,195
   1,923,795    Illinois Tool Works, Inc.# ..................       165,850,367
     960,765    ITT Industries, Inc. ........................        76,179,057
     635,745    Pentair, Inc.# ..............................        37,884,045
  11,577,720    Tyco International, Ltd. (New York Shares)# .       317,808,414

                                                                  1,034,003,091

Diversified Operations-Commercial Services - 1.0%
   2,437,160    ARAMARK Corp.- Class B ......................        69,702,776
   3,475,800    Cendant Corp. ...............................        82,306,944

                                                                    152,009,720

E-Commerce/Products - 1.4%
   5,049,205    Amazon.com, Inc.*,# .........................       219,438,449

E-Commerce/Services - 1.0%
   1,930,342    eBay, Inc.* .................................       154,079,898

Electric Products - Miscellaneous - 0.1%
      22,380    Samsung Electronics Company, Ltd. ...........        10,623,991

Electronic Components - Semiconductors - 1.5%
     889,065    Broadcom Corp. - Class A*,# .................        33,571,094
   1,483,735    NVIDIA Corp.*,# .............................        30,475,917
   6,604,645    Texas Instruments, Inc.# ....................       165,776,590

                                                                    229,823,601

Entertainment Software - 0.3%
     848,940    Electronic Arts, Inc.* ......................        42,973,343

Fiduciary Banks - 2.7%
   8,716,325    Bank of New York Company, Inc. ..............       253,993,710
   3,569,485    Northern Trust Corp.# .......................       150,917,826

                                                                    404,911,536

Finance - Commercial - 0.5%
   2,161,145    CIT Group, Inc. .............................        74,278,554

Finance - Investment Bankers/Brokers - 2.3%
  32,059,617    Charles Schwab Corp.# .......................       329,893,459
     438,385    J.P. Morgan Chase & Co. .....................        16,483,276

                                                                    346,376,735

Finance - Mortgage Loan Banker - 0.1%
     326,530    Fannie Mae ..................................        22,439,142

Financial Guarantee Insurance - 2.4%
   4,937,150    MGIC Investment Corp.(pound) ................       363,472,983

Food - Retail - 0.4%
     700,090    Whole Foods Market, Inc.# ...................        56,000,199

Food - Wholesale/Distribution - 0.8%
   3,118,940    Sysco Corp. .................................       119,299,455

Hazardous Waste Disposal - 0.1%
     487,490    Stericycle, Inc.*,# .........................        23,311,772

Hospital Beds and Equipment - 0.7%
   1,538,470    Hillenbrand Industries, Inc. ................       103,846,725

Hotels and Motels - 0.4%
     431,260    Four Seasons Hotels, Inc. ...................        23,072,410
     945,790    Starwood Hotels & Resorts
                  Worldwide, Inc.# ..........................        37,632,984

                                                                     60,705,394

See Notes to Schedules of Investments and Financial Statements.

4  Janus Growth Funds  April 30, 2004

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Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Human Resources - 1.0%
   5,326,385    Robert Half International, Inc. .............   $   145,250,519

Instruments - Scientific - 0.3%
     804,235    Dionex Corp.*,# .............................        41,040,112

Life and Health Insurance - 0.5%
   1,621,325    AFLAC, Inc.# ................................        68,468,555

Machine Tools and Related Products - 0.5%
   1,594,505    Kennametal, Inc. ............................        68,818,836

Medical - Biomedical and Genetic - 0.1%
     150,000    Amgen, Inc.* ................................         8,440,500
     100,000    Genentech, Inc.*,# ..........................        12,280,000

                                                                     20,720,500

Medical - Drugs - 0.3%
     379,776    Roche Holding A.G.** ........................        39,834,595

Medical Instruments - 2.7%
   4,532,670    Apogent Technologies, Inc.*,(pound) .........       146,949,161
   2,730,575    Medtronic, Inc.# ............................       137,784,815
   1,653,190    St. Jude Medical, Inc.*,# ...................       126,072,269

                                                                    410,806,245

Medical Products - 1.9%
   1,622,154    Stryker Corp.# ..............................       160,479,695
      56,079    Synthes-Stratec, Inc.** .....................        60,940,391
     428,670    Varian Medical Systems, Inc.*,# .............        36,797,033
     391,875    Zimmer Holdings, Inc.*,# ....................        31,291,219

                                                                    289,508,338

Metal Processors and Fabricators - 0.4%
   1,492,700    Precision Castparts Corp.# ..................        67,186,427

Multi-Line Insurance - 0.7%
   1,851,275    PartnerRe, Ltd.# ............................       106,078,058

Multimedia - 6.4%
  57,724,424    Time Warner, Inc.*,# ........................       970,924,812

Networking Products - 4.0%
  28,715,340    Cisco Systems, Inc.* ........................       599,289,146

Oil Companies - Integrated - 0.1%
     396,870    BP PLC (ADR)**,# ............................        20,994,423

Optical Supplies - 1.0%
   1,991,875    Alcon, Inc. (New York Shares)**,# ...........       147,896,719

Pharmacy Services - 0.3%
   1,127,110    Caremark Rx, Inc.* ..........................        38,152,674

Property and Casualty Insurance - 0.7%
   2,724,345    W. R. Berkley Corp. .........................       110,335,973

Reinsurance - 2.4%
         354    Berkshire Hathaway, Inc. - Class A*,# .......        33,060,060
      73,764    Berkshire Hathaway, Inc. - Class B*,# .......       230,069,916
   1,934,875    RenaissanceRe Holdings, Ltd.# ...............       101,948,564

                                                                    365,078,540

Retail - Apparel and Shoe - 0.5%
   2,007,030    Foot Locker, Inc.# ..........................        48,168,720
   1,448,010    Gap, Inc.# ..................................        31,870,700

                                                                     80,039,420

Retail - Discount - 0.8%
   3,068,624    Costco Wholesale Corp.# .....................       114,919,969

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Drug Stores - 3.0%
  13,075,690    Walgreen Co.# ...............................   $   450,849,791

Retail - Home Furnishings - 0.2%
   1,486,410    Pier 1 Imports, Inc.# .......................        30,709,231

Retail - Office Supplies - 0.6%
   3,424,840    Staples, Inc.# ..............................        88,223,878

Retail - Regional Department Stores - 0.6%
   2,237,775    Kohl's Corp.* ...............................        93,516,617

Retail - Restaurants - 1.4%
   8,045,415    McDonald's Corp.# ...........................       219,076,650

Schools - 1.0%
   1,393,155    Apollo Group, Inc. - Class A*,# .............       126,609,926
     253,240    Strayer Education, Inc.# ....................        31,647,403

                                                                    158,257,329

Semiconductor Components/Integrated Circuits - 12.4%
  25,287,705    Linear Technology Corp.(pound) ..............       901,000,929
  21,579,735    Maxim Integrated Products, Inc.(pound) ......       992,452,012

                                                                  1,893,452,941

Semiconductor Equipment - 0.9%
   3,863,970    Applied Materials, Inc.*,# ..................        70,440,173
   1,652,690    KLA-Tencor Corp.*,# .........................        68,867,592

                                                                    139,307,765

Soap and Cleaning Preparations - 0.3%
   1,773,126    Reckitt Benckiser PLC** .....................        46,096,872

Telecommunication Equipment - 0.6%
   6,743,265    Nokia Oyj (ADR)** ...........................        94,473,143

Telecommunication Equipment - Fiber Optics - 0.4%
   5,910,965    Corning, Inc.*,# ............................        65,197,944

Television - 3.0%
  13,650,442    Univision Communications, Inc. -
                  Class A*,(pound) ..........................       462,067,462

Transportation - Railroad - 0.6%
   2,320,725    Canadian National Railway Co.
                (New York Shares) ...........................        87,653,783

Transportation - Services - 2.6%
   5,617,865    United Parcel Service, Inc. - Class B# ......       394,093,230

Web Portals/Internet Service Providers - 0.6%
   1,814,635    Yahoo!, Inc.*,# .............................        91,566,482
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Total Common Stock (cost $10,756,682,180) ...................    15,051,162,748
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Advertising Sales - 0.3%
$ 36,420,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....        39,424,650

Medical - Biomedical and Genetic - 0.1%
  14,200,000    Invitrogen Corp., 2.00%
                  convertible senior notes, due 8/1/23 (144A) .      18,105,000

Software Tools - 0.1%
  15,000,000    Mercury Interactive Corp., 0%
                  convertible senior notes, due 5/1/08 ......        15,656,250
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Total Corporate Bonds (cost $66,934,995) ....................        73,185,900
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Growth Funds  April 30, 2004  5

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JANUS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 0.1%
Multi-Line Insurance - 0.1%
     211,000    PartnerRe, Ltd., 8.00%# (cost $11,265,360) ..    $   11,573,350
--------------------------------------------------------------------------------
Other Securities - 3.9%
$  3,661,133    Letter of Credit+ ...........................         3,661,133
                State Street Navigator Securities Lending
 582,317,381      Prime Portfolio+ ..........................       582,317,381
--------------------------------------------------------------------------------
Total Other Securities (cost $585,978,514) ..................       585,978,514
--------------------------------------------------------------------------------
Time Deposit - 0.1%
                SouthTrust Bank, ETD
  24,800,000      1.04%, 5/3/04 (cost $24,800,000) ..........        24,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $11,445,661,049) - 103.8% .....    15,746,700,512
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.8)%    (573,407,131)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $15,173,293,381
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $   537,408,386                          3.4%
Canada                                 110,726,193                          0.7%
Finland                                 94,473,143                          0.6%
Ireland                                138,300,758                          0.9%
Japan                                   86,901,001                          0.5%
South Korea                             10,623,991                          0.1%
Switzerland                            248,671,705                          1.6%
United Kingdom                         107,282,396                          0.7%
United States++                     14,412,312,939                         91.5%
--------------------------------------------------------------------------------
Total                              $15,746,700,512                        100.0%

++Includes Short-Term Securities (87.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                Units Sold    Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04           3,500,000    $     6,123,697    $       186,803
British Pound 11/19/04         22,000,000         38,324,905            472,385
Euro 9/27/04                  101,000,000        120,661,666          2,103,834
Japanese Yen 9/27/04        3,185,000,000         29,028,172            798,506
Swiss Franc 9/27/04            14,000,000         10,842,767             13,355
Swiss Franc 10/15/04           59,000,000         45,718,808           (264,263)
--------------------------------------------------------------------------------
Total                                        $   250,700,015    $     3,310,620

See Notes to Schedules of Investments and Financial Statements.

6  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND (unaudited)                              Portfolio Manager
                                                                Jonathan Coleman

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Enterprise Fund              Russell Midcap Growth Index
                                   S&P MidCap 400 Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal     One       Five       Ten      Since
                          Year-to-Date  Year      Year       Year   Inception*
--------------------------------------------------------------------------------
Janus Enterprise Fund         8.13%    33.03%    (5.55)%     8.63%    10.59%
--------------------------------------------------------------------------------
Russell MidCap Growth Index   5.74%    36.14%     0.80%      9.98%    10.41%
--------------------------------------------------------------------------------
S&P MidCap 400 Index          6.93%    34.45%     9.34%     14.47%    14.46%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - September 1, 1992

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Corporate Bonds - Domestic - 0.2%

Cash and Cash Equivalents - 1.7%

Common Stock - Foreign - 9.7%

Common Stock - Domestic - 88.4%

Number of Stocks: 101
Number of Bonds: 1
Top 10 Equities: 23.9%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                                           Janus Growth Funds  April 30, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Lamar Advertising Co.                                   3.6%                2.5%
Berkshire Hathaway, Inc. - Class B                      2.9%                2.3%
Kinder Morgan, Inc.                                     2.7%                2.6%
St. Jude Medical, Inc.                                  2.6%                2.5%
Ball Corp.                                              2.3%                2.0%
Apollo Group, Inc. - Class A                            2.2%                1.5%
Starwood Hotels & Resorts
  Worldwide, Inc.                                       2.0%                1.5%
Murphy Oil Corp.                                        1.9%                1.7%
Cendant Corp.                                           1.9%                1.7%
University of Phoenix Online                            1.8%                1.4%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
Janus Enterprise Fund              Russell Midcap Growth Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                                         Janus
                                                   Russell MidCap     Enterprise
                                                       Growth            Fund

Electronic Components - Semiconductors                  4.9%             4.9%
Schools                                                 1.4%             4.6%
Medical Instruments                                     0.5%             4.3%
Oil Companies - Exploration and Production              1.3%             3.6%
Advertising Sales                                       0.2%             3.6%
Human Resources                                         0.7%             3.0%
Reinsurance                                               0%             2.9%
Medical - Biomedical and Genetic                        4.0%             2.9%
Commercial Services - Finance                           1.7%             2.8%
Pipelines                                               0.4%             2.7%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

Funds that emphasize investments in medium-sized companies may experience greater price volatility.

8  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.1%
Advertising Agencies - 0.7%
     798,290    Interpublic Group of Companies, Inc.* .......   $    12,525,170

Advertising Sales - 3.6%
   1,582,465    Lamar Advertising Co.* ......................        64,976,013

Airlines - 0.7%
     393,923    Ryanair Holdings PLC (ADR)*,# ...............        13,125,514

Apparel Manufacturers - 0.7%
     380,265    Liz Claiborne, Inc. .........................        13,347,302

Applications Software - 0.5%
     208,300    Citrix Systems, Inc.*,# .....................         3,968,115
     139,927    National Instruments Corp.# .................         4,276,169

                                                                      8,244,284

Athletic Footwear - 0.8%
      60,121    Puma A.G. Rudolf Dassler Sport ..............        13,926,130

Audio and Video Products - 1.4%
     325,690    Harman International Industries, Inc.# ......        24,703,587

Automotive - Truck Parts and Equipment - Original - 0.9%
     260,450    Lear Corp.*,# ...............................        15,788,479

Building - Residential and Commercial - 1.4%
      55,480    NVR, Inc.*,# ................................        25,021,480

Building Products - Air and Heating - 0.9%
     153,530    American Standard Companies, Inc.* ..........        16,149,821

Cable Television - 1.7%
     928,035    EchoStar Communications Corp. - Class A* ....        30,801,482

Casino Hotels - 1.3%
     416,340    Mandalay Resort Group .......................        23,918,733

Casino Services - 1.3%
     645,126    International Game Technology ...............        24,347,055

Cellular Telecommunications - 0.7%
     971,150    Nextel Partners, Inc. - Class A*,# ..........        12,964,853

Commercial Banks - 0.4%
      49,640    M&T Bank Corp. ..............................         4,219,400
      72,840    UCBH Holdings, Inc.# ........................         2,696,537

                                                                      6,915,937

Commercial Services - 0.1%
      55,535    Iron Mountain, Inc.* ........................         2,527,398

Commercial Services - Finance - 2.8%
     297,718    Moody's Corp.# ..............................        19,205,788
     828,716    Paychex, Inc. ...............................        30,894,533

                                                                     50,100,321

Computer Services - 0.3%
     114,620    Affiliated Computer Services, Inc. - Class A*         5,559,070

Computers - 0.6%
     419,710    Apple Computer, Inc.*,# .....................        10,799,138

Containers - Metal and Glass - 2.3%
     633,190    Ball Corp. ..................................        41,790,540

Disposable Medical Products - 0.9%
     158,515    C.R. Bard, Inc.# ............................        16,845,389

Distribution/Wholesale - 0.3%
      83,065    CDW Corp. ...................................         5,190,732

Diversified Operations - 0.3%
      83,155    Pentair, Inc. ...............................         4,955,206

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - Commercial Services - 1.9%
   1,428,210    Cendant Corp. ...............................   $    33,820,013

E-Commerce/Services - 0.6%
     136,200    eBay, Inc.* .................................        10,871,484

Electric Products - Miscellaneous - 1.0%
     705,580    AMETEK, Inc. ................................        18,697,870

Electronic Components - Miscellaneous - 1.2%
   1,386,315    Flextronics International, Ltd.
                  (New York Shares)*,# ......................        22,319,672

Electronic Components - Semiconductors - 4.9%
   1,274,315    Advanced Micro Devices, Inc.*,# .............        18,120,759
     298,630    Altera Corp.* ...............................         5,975,586
     547,425    ATI Technologies, Inc. (New York Shares)*,# .         7,965,034
     142,690    International Rectifier Corp.* ..............         5,656,232
     572,945    Intersil Corp. - Class A ....................        11,315,664
     364,685    LSI Logic Corp.*,# ..........................         2,713,256
     617,230    National Semiconductor Corp.* ...............        25,176,811
     613,731    NVIDIA Corp.* ...............................        12,606,035

                                                                     89,529,377

Electronic Design Automation - 0.9%
     740,670    Cadence Design Systems, Inc.*,# .............         9,495,389
     259,200    Synopsys, Inc.*,# ...........................         6,928,416

                                                                     16,423,805

Enterprise Software/Services - 0.9%
     933,600    BMC Software, Inc.* .........................        16,151,280

Entertainment Software - 0.5%
     181,835    Electronic Arts, Inc.* ......................         9,204,488

Fiduciary Banks - 2.5%
     525,317    Investors Financial Services Corp.# .........        20,419,072
     568,350    Northern Trust Corp. ........................        24,029,838

                                                                     44,448,910

Finance - Other Services - 0.7%
     111,300    Chicago Mercantile Exchange
                  Holdings, Inc.# ...........................        13,055,490

Financial Guarantee Insurance - 1.5%
     376,855    MGIC Investment Corp. .......................        27,744,065

Food - Dairy Products - 1.3%
     726,402    Dean Foods Co.*,# ...........................        24,392,579

Hospital Beds and Equipment - 0.3%
     128,115    Kinetic Concepts, Inc.* .....................         6,200,766

Hotels and Motels - 2.6%
     234,490    Marriott International, Inc. - Class A ......        11,058,548
     906,030    Starwood Hotels & Resorts Worldwide, Inc. ...        36,050,934

                                                                     47,109,482

Human Resources - 3.0%
     540,525    Manpower, Inc. ..............................        25,350,623
   1,030,995    Robert Half International, Inc. .............        28,115,233

                                                                     53,465,856

Independent Power Producer - 0.5%
   1,090,195    Reliant Energy, Inc.*,# .....................         9,059,520

Internet Security - 0.7%
     511,180    Check Point Software Technologies, Ltd.
                  (New York Shares)* ........................        11,976,947

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Growth Funds  April 30, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Investment Management and Advisory Services - 1.7%
     616,820    T. Rowe Price Group, Inc.# ..................   $    31,630,530

Medical - Biomedical and Genetic - 2.9%
     431,220    Celgene Corp.*,# ............................        22,289,762
      72,720    ICOS Corp.*,# ...............................         2,326,313
     384,380    Invitrogen Corp.*,# .........................        27,763,767

                                                                     52,379,842

Medical - Drugs - 1.0%
     136,315    Cephalon, Inc.*,# ...........................         7,757,686
     218,975    Elan Corporation PLC (ADR)*,# ...............         4,729,860
     119,655    Merck KGaA ..................................         6,397,281

                                                                     18,884,827

Medical - Generic Drugs - 1.3%
     577,760    Barr Pharmaceuticals, Inc.* .................        23,930,819

Medical - HMO - 0.7%
     300,352    Conventry Health Care, Inc.* ................        12,566,728

Medical Instruments - 4.3%
     970,425    Apogent Technologies, Inc.* .................        31,461,179
     610,935    St. Jude Medical, Inc.* .....................        46,589,903

                                                                     78,051,082

Medical Products - 1.8%
     310,942    INAMED Corp.# ...............................        18,295,828
      13,350    Synthes-Stratec, Inc. .......................        14,507,288

                                                                     32,803,116

Miscellaneous Manufacturing - 0.9%
   7,910,444    FKI PLC .....................................        15,921,890

Multi-Line Insurance - 0.7%
     488,555    Assurant, Inc. ..............................        11,901,200

Office Furnishings - Original - 0.1%
      38,746    Herman Miller, Inc.# ........................         1,018,245

Oil Companies - Exploration and Production - 3.6%
     624,025    EOG Resources, Inc. .........................        30,733,231
     515,130    Murphy Oil Corp.# ...........................        35,286,405

                                                                     66,019,636

Oil Field Machinery and Equipment - 0.7%
     238,172    Smith International, Inc.*,# ................        13,039,917

Optical Supplies - 0.5%
     121,355    Alcon, Inc. (New York Shares) ...............         9,010,609

Pipelines - 2.7%
     821,811    Kinder Morgan, Inc. .........................        49,481,240

Property and Casualty Insurance - 1.0%
     464,015    W. R. Berkley Corp. .........................        18,792,608

Publishing - Newspapers - 0.5%
     124,380    McClatchy Co. - Class A# ....................         8,830,980

Recreational Vehicles - 0.6%
     240,990    Polaris Industries, Inc.# ...................        10,338,471

Reinsurance - 2.9%
      17,000    Berkshire Hathaway, Inc. - Class B* .........        53,023,000

Respiratory Products - 0.3%
      98,035    Respironics, Inc.* ..........................         5,138,014

Retail - Auto Parts - 1.1%
     279,216    Advance Auto Parts, Inc.* ...................        12,048,170
      90,965    AutoZone, Inc.* .............................         7,965,805

                                                                     20,013,975

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.2%
     218,910    Fred's, Inc.# ...............................   $     4,065,159

Retail - Home Furnishings - 0.4%
     330,400    Pier 1 Imports, Inc. ........................         6,826,064

Retail - Office Supplies - 1.2%
     815,877    Staples, Inc. ...............................        21,016,992

Retail - Restaurants - 1.3%
     615,521    Yum! Brands, Inc.* ..........................        23,876,060

Schools - 4.6%
     433,348    Apollo Group, Inc. - Class A* ...............        39,382,665
      90,535    Strayer Education, Inc. .....................        11,314,159
     380,045    University of Phoenix Online* ...............        33,086,718

                                                                     83,783,542

Semiconductor Components/Integrated Circuits - 1.7%
     774,175    Marvell Technology Group, Ltd.*,# ...........        29,983,798

Semiconductor Equipment - 1.8%
     470,840    KLA-Tencor Corp.* ...........................        19,619,903
     460,415    Novellus Systems, Inc.* .....................        13,333,618

                                                                     32,953,521

Telecommunication Equipment - 0.4%
     244,290    UTStarcom, Inc.*,# ..........................         6,437,042

Telecommunication Services - 1.1%
     731,235    Amdocs, Ltd. (New York Shares)* .............        19,414,289

Television - 1.3%
     707,918    Univision Communications, Inc. - Class A* ...        23,963,024

Textile-Home Furnishings - 1.5%
     349,210    Mohawk Industries, Inc.*,# ..................        26,938,059

Therapeutics - 1.9%
     183,114    Gilead Sciences, Inc.*,# ....................        11,138,825
     351,815    Neurocrine Biosciences, Inc.* ...............        23,089,618

                                                                     34,228,443

Toys - 0.9%
     833,767    Marvel Enterprises, Inc.* ...................        15,833,235

Transportation - Railroad - 0.4%
     183,385    Canadian National Railway Co.
                  (New York Shares) .........................         6,926,451

Transportation - Services - 0.5%
     226,860    Expeditors International
                  of Washington, Inc.# ......................         9,117,503
--------------------------------------------------------------------------------
Total Common Stock (cost $1,309,752,673) ....................     1,777,135,149
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,545,161)          2,837,500
--------------------------------------------------------------------------------
Other Securities - 9.5%
     530,132    Letter of Credit+ ...........................           530,132
                State Street Navigator Securities
 172,366,581      Lending Prime Portfolio+ ..................       172,366,581
--------------------------------------------------------------------------------
Total Other Securities (cost $172,896,713) ..................       172,896,713
--------------------------------------------------------------------------------
Time Deposit - 1.9%
                SouthTrust Bank, ETD
  34,500,000      1.04%, 5/3/04 (cost $34,500,000) ..........        34,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,519,694,547) - 109.7% ......     1,987,369,362
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (9.7)%    (175,555,566)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 1,811,813,796
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

10  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $    29,983,798                          1.5%
Canada                                  14,891,485                          0.7%
Germany                                 20,323,411                          1.0%
Ireland                                 17,855,374                          0.9%
Israel                                  11,976,947                          0.6%
Singapore                               22,319,672                          1.1%
Switzerland                             23,517,897                          1.2%
United Kingdom                          35,336,179                          1.8%
United States++                      1,811,164,599                         91.2%
--------------------------------------------------------------------------------
Total                              $ 1,987,369,362                        100.0%

++Includes Short-Term Securities (80.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND (unaudited)                                 Portfolio Manager
                                                                   David Corkins

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Mercury Fund                 S&P 500(R) Index
                                   Russell 1000 Growth Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal     One       Five       Ten      Since
                          Year-to-Date  Year      Year       Year   Inception*
Janus Mercury Fund            7.11%    24.55%    (5.25)%    11.50%    12.99%
--------------------------------------------------------------------------------
S&P 500(R)Index               6.27%    22.88%    (2.26)%    11.36%    10.80%
--------------------------------------------------------------------------------
Russell 1000 Growth Index     4.14%    21.65%    (6.37)%     9.61%     9.07%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - May 3, 1993

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 1.3%

Common Stock - Foreign - 20.0%

Common Stock - Domestic - 78.7%

Number of Stocks: 81
Top 10 Equities: 35.7%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

12  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Liberty Media Corp. - Class A                           5.9%                5.7%
Berkshire Hathaway, Inc. - Class B                      4.4%                4.1%
Samsung Electronics Company, Ltd.                       4.0%                3.2%
Tyco International, Ltd.
  (New York Shares)                                     4.0%                3.1%
Roche Holding A.G.                                      3.4%                2.3%
Yahoo!, Inc.                                            3.2%                3.6%
Cisco Systems, Inc.                                     2.9%                3.2%
UnitedHealth Group, Inc.                                2.8%                2.1%
Time Warner, Inc.                                       2.7%                2.6%
Microsoft Corp.                                         2.4%                2.0%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
Janus Mercury Fund                 S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                            Janus
                                          S&P 500        Mercury Fund

Medical - Drugs                             6.7%             8.0%
Broadcast Services and Programming          0.2%             7.2%
Cable Television                            0.7%             5.2%
Diversified Operations                      5.3%             4.9%
Reinsurance                                  N/A             4.4%
Finance - Investment Bankers/Brokers        5.1%             4.3%
Electric Products - Miscellaneous           0.3%             4.0%
Medical - HMO                               0.8%             3.9%
Medical Instruments                         1.2%             3.4%
Web Portals/Internet Service Providers      0.3%             3.2%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the information technology sector.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                                          Janus Growth Funds  April 30, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.7%
Advertising Sales - 0.9%
   1,087,410    Lamar Advertising Co.* ......................   $    44,649,055

Aerospace and Defense - 1.9%
   1,466,275    Lockheed Martin Corp. .......................        69,941,317
     267,175    Northrop Grumman Corp.# .....................        26,517,119

                                                                     96,458,436

Applications Software - 2.4%
   4,651,750    Microsoft Corp. .............................       120,805,948

Audio and Video Products - 0.6%
     370,700    Harman International Industries, Inc.# ......        28,117,595

Broadcast Services and Programming - 7.2%
   1,564,470    Clear Channel Communications, Inc.# .........        64,909,860
  27,108,178    Liberty Media Corp. - Class A* ..............       296,563,467

                                                                    361,473,327

Cable Television - 5.2%
   4,234,907    Cablevision Systems New York Group
                  - Class A*,# ..............................        92,448,020
   3,967,830    Comcast Corp. - Special Class A* ............       115,027,391
   1,578,590    EchoStar Communications Corp. - Class A* ....        52,393,402

                                                                    259,868,813

Casino Services - 0.3%
     372,835    International Game Technology ...............        14,070,793

Cellular Telecommunications - 0.1%
     262,755    AT&T Wireless Services, Inc.* ...............         3,628,647

Chemicals - Specialty - 1.2%
      75,454    Givaudan S.A.** .............................        37,534,961
     237,642    Syngenta A.G.** .............................        19,015,392
     325,075    Syngenta A.G. (ADR)** .......................         5,178,445

                                                                     61,728,798

Commercial Banks - 0.5%
   2,196,400    Bangkok Bank Company, Ltd.* .................         5,379,835
   6,888,300    Bangkok Bank Public Company, Ltd. (NVDR)* ...        16,269,542
      76,830    Franklin Financial Corp.# ...................         2,428,596

                                                                     24,077,973

Computers - 0.6%
     861,680    Dell, Inc.* .................................        29,908,913

Computers - Peripheral Equipment - 0.1%
      74,925    Lexmark International Group, Inc. - Class A*,#        6,777,716

Cosmetics and Toiletries - 1.1%
     656,030    Avon Products, Inc. .........................        55,106,520

Data Processing and Management - 0.4%
     409,425    Automatic Data Processing, Inc. .............        17,936,909

Diversified Operations - 4.9%
     428,757    Louis Vuitton Moet Hennessy S.A.**,# ........        30,221,656
   1,248,023    Smiths Group PLC ............................        15,459,195
   7,252,750    Tyco International, Ltd. (New York Shares) ..       199,087,988

                                                                    244,768,839

E-Commerce/Products - 1.8%
   2,076,205    Amazon.com, Inc.*,# .........................        90,231,869

E-Commerce/Services - 0.3%
     197,495    eBay, Inc.* .................................        15,764,051

Shares or Principal Amount                                          Market Value
================================================================================
Electric Products - Miscellaneous - 4.0%
     423,210    Samsung Electronics Company, Ltd.** .........   $   200,901,666

Electronic Components - Semiconductors - 1.6%
   3,164,120    Texas Instruments, Inc. .....................        79,419,412

Electronic Design Automation - 0.6%
   1,155,454    Synopsys, Inc.* .............................        30,885,285

Enterprise Software/Services - 2.1%
   1,634,565    BMC Software, Inc.*,# .......................        28,277,975
   2,047,965    Computer Associates International, Inc.# ....        54,905,941
   1,836,995    Oracle Corp.* ...............................        20,611,084

                                                                    103,795,000

Entertainment Software - 0.8%
     754,635    Electronic Arts, Inc.* ......................        38,199,624

Finance - Credit Card - 0.8%
   1,618,150    MBNA Corp. ..................................        39,450,497

Finance - Investment Bankers/Brokers - 4.3%
   1,744,848    Citigroup, Inc. .............................        83,909,740
   3,053,160    E*TRADE Financial Corp.*,# ..................        34,683,898
   1,005,305    Goldman Sachs Group, Inc. ...................        97,011,932

                                                                    215,605,570

Finance - Mortgage Loan Banker - 2.1%
     831,285    Fannie Mae ..................................        57,125,905
     848,150    Freddie Mac .................................        49,531,960

                                                                    106,657,865

Financial Guarantee Insurance - 1.4%
     971,425    MGIC Investment Corp. .......................        71,516,309

Food - Retail - 0.6%
     351,825    Whole Foods Market, Inc.# ...................        28,142,482

Hotels and Motels - 1.7%
   2,150,540    Starwood Hotels & Resorts Worldwide, Inc. ...        85,569,987

Internet Security - 1.4%
   1,518,155    Symantec Corp.*,# ...........................        68,392,883

Machinery - Construction and Mining - 0.6%
   5,399,000    Komatsu, Ltd. ...............................        30,773,150

Medical - Biomedical and Genetic - 0.2%
     223,385    Celgene Corp.* ..............................        11,546,771

Medical - Drugs - 8.0%
   1,748,740    Forest Laboratories, Inc.* ..................       112,758,755
   3,269,170    Pfizer, Inc. ................................       116,905,519
   1,611,196    Roche Holding A.G.** ........................       168,997,883

                                                                    398,662,157

Medical - HMO - 3.9%
     563,655    Anthem, Inc.*,# .............................        49,928,560
   2,222,005    UnitedHealth Group, Inc.# ...................       136,608,867
      51,000    WellPoint Health Networks, Inc.* ............         5,696,190

                                                                    192,233,617

Medical Instruments - 3.4%
   1,250,340    Guidant Corp.# ..............................        78,783,923
   1,762,035    Medtronic, Inc. .............................        88,912,287

                                                                    167,696,210

See Notes to Schedules of Investments and Financial Statements.

14  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Multi-Line Insurance - 1.6%
   1,063,260    Allstate Corp. ..............................   $    48,803,634
     430,530    American International Group, Inc.# .........        30,847,475

                                                                     79,651,109

Multimedia - 2.7%
   7,850,159    Time Warner, Inc.* ..........................       132,039,674

Networking Products - 2.9%
   7,022,450    Cisco Systems, Inc.* ........................       146,558,532

Oil - Field Services - 0.7%
     781,440    BJ Services Co.* ............................        34,774,080

Oil Companies - Integrated - 0.3%
     384,911    Yukos (ADR)# ................................        17,128,540

Pharmacy Services - 1.9%
   1,974,270    Caremark Rx, Inc.*,# ........................        66,829,040
     825,040    Medco Health Solutions, Inc.* ...............        29,206,416

                                                                     96,035,456

Property and Casualty Insurance - 0.3%
     337,729    St. Paul Travelers Companies, Inc. ..........        13,735,438

Reinsurance - 4.4%
      70,870    Berkshire Hathaway, Inc. - Class B* .........       221,043,530

Retail - Office Supplies - 0.9%
   1,618,863    Staples, Inc. ...............................        41,701,911

Retail - Pet Food and Supplies - 0.5%
     851,860    PETsMART, Inc. ..............................        23,596,522

Semiconductor Equipment - 1.3%
   3,592,475    Applied Materials, Inc.* ....................        65,490,819

Steel - Producers - 0.5%
     189,090    POSCO** .....................................        23,125,593

Super-Regional Banks - 2.9%
   2,072,665    Bank One Corp. ..............................       102,327,471
     788,655    Fifth Third Bancorp .........................        42,319,227

                                                                    144,646,698

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 1.8%
   6,474,592    Nokia Oyj (ADR)** ...........................   $    90,709,034

Telecommunication Equipment - Fiber Optics - 0.5%
   2,408,110    Corning, Inc.* ..............................        26,561,453

Telecommunication Services - 0.2%
     409,345    Amdocs, Ltd. (New York Shares)*,# ...........        10,868,110

Television - 0.6%
   2,473,766    British Sky Broadcasting Group PLC ..........        29,216,671

Toys - 0.4%
   1,172,467    Marvel Enterprises, Inc.* ...................        22,265,148

Transportation - Railroad - 2.1%
   2,543,320    Canadian National Railway Co.
                  (New York Shares) .........................        96,061,196
     419,050    Kansas City Southern*,# .....................         5,803,843

                                                                    101,865,039

Transportation - Services - 1.5%
     807,630    C.H. Robinson Worldwide, Inc.# ..............        33,145,135
     596,910    FedEx Corp. .................................        42,923,798

                                                                     76,068,933

Web Portals/Internet Service Providers - 3.2%
   3,145,400    Yahoo!, Inc.* ...............................       158,716,884

Wireless Equipment - 0.5%
   1,326,260    Motorola, Inc. ..............................        24,204,245
--------------------------------------------------------------------------------
Total Common Stock (cost $3,741,539,268) ....................     4,924,826,106
--------------------------------------------------------------------------------
Other Securities - 3.2%
                State Street Navigator Securities Lending
$159,111,493      Prime Portfolio+ (cost $159,111,493) ......       159,111,493
--------------------------------------------------------------------------------
Time Deposit - 1.7%
                SouthTrust Bank, ETD
  87,000,000      1.04%, 5/3/04 (cost $87,000,000) ..........        87,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,987,650,761) - 103.6% ......     5,170,937,599
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.6)%    (181,044,027)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 4,989,893,572
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments (unaudited)

Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $   199,087,988                          3.8%
Canada                                  96,061,196                          1.9%
Finland                                 90,709,034                          1.8%
France                                  30,221,656                          0.6%
Japan                                   30,773,150                          0.6%
Russia                                  17,128,540                          0.3%
South Korea                            224,027,259                          4.3%
Switzerland                            230,726,681                          4.5%
Thailand                                21,649,377                          0.4%
United Kingdom                          55,543,976                          1.1%
United States++                      4,175,008,742                         80.7%
--------------------------------------------------------------------------------
Total                              $ 5,170,937,599                        100.0%

++Includes Short-Term Securities (76.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                Units Sold    Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 8/6/04                     7,180,000    $     8,585,076    $       384,180
Euro 9/27/04                   12,000,000         14,336,039            249,960
Euro 10/15/04                  15,300,000         18,273,032           (142,532)
South Korean Won
  5/14/04                  63,400,000,000         53,975,362           (715,953)
Swiss Franc 9/27/04            41,000,000         31,753,818            636,765
Swiss Franc 10/15/04           42,900,000         33,242,998           (192,150)
--------------------------------------------------------------------------------
Total                                        $   160,166,325    $       220,270

See Notes to Schedules of Investments and Financial Statements.

16  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND (unaudited)                                 Portfolio Manager
                                                                    Claire Young

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Olympus Fund                 S&P 500(R) Index
                                   Russell 1000 Growth Fund

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                       Fiscal     One        Five     Since
                                    Year-to-Date  Year       Year   Inception*
Janus Olympus Fund                      2.62%    21.05%     (4.45)%   11.06%
--------------------------------------------------------------------------------
S&P 500(R)Index                         6.27%    22.88%     (2.26)%    9.00%
--------------------------------------------------------------------------------
Russell 1000 Growth Index               4.14%    21.65%     (6.37)%    6.63%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - December 29, 1995

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 1.0%

Common Stock - Foreign - 23.5%

Common Stock - Domestic - 75.5%

Number of Stocks: 83
Top 10 Equities: 22.9%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                                          Janus Growth Funds  April 30, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Cisco Systems, Inc.                                     3.2%                3.1%
Yahoo!, Inc.                                            3.0%                2.7%
Time Warner, Inc.                                       2.4%                2.6%
Maxim Integrated Products, Inc.                         2.2%                3.6%
Texas Instruments, Inc.                                 2.1%                2.6%
Citigroup, Inc.                                         2.1%                1.9%
Roche Holding A.G.                                      2.0%                1.5%
Medtronic, Inc.                                         2.0%                1.7%
Total S.A. (ADR)                                        2.0%                1.6%
Alcon, Inc. (New York Shares)                           1.9%                1.5%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
Janus Olympus Fund                 S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                                     Janus
                                                   S&P 500       Olympus Fund

Medical - Biomedical and Genetic                     1.2%             4.2%
Transportation - Services                            1.0%             3.8%
Networking Products                                  1.4%             3.7%
Electronic Components - Semiconductors               2.7%             3.5%
Diversified Operations                               5.3%             3.5%
Medical - Drugs                                      6.7%             3.2%
Web Portals/Internet Service Providers               0.3%             3.0%
Finance - Investment Bankers/Brokers                 5.1%             3.0%
Oil Companies - Integrated                           4.5%             2.9%
Medical Products                                     2.3%             2.9%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Returns have sustained significant gains and losses due to market volatility in the information technology sector.

18  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.0%
Aerospace and Defense - 0.8%
     444,080    Lockheed Martin Corp. .......................   $    21,182,616

Aerospace and Defense - Equipment - 1.5%
     435,115    United Technologies Corp. ...................        37,533,020

Airlines - 1.0%
   4,590,891    easyJet PLC*,** .............................        24,077,956

Applications Software - 1.1%
     683,755    Mercury Interactive Corp.* ..................        29,093,775

Audio and Video Products - 1.2%
     401,725    Harman International Industries, Inc. .......        30,470,841

Broadcast Services and Programming - 1.5%
     929,475    Clear Channel Communications, Inc. ..........        38,563,918

Building - Residential and Commercial - 1.4%
     732,390    Lennar Corp.# ...............................        34,312,472

Building Products - Air and Heating - 1.0%
     240,665    American Standard Companies, Inc.* ..........        25,315,551

Cable Television - 0.6%
     551,950    Comcast Corp. - Special Class A* ............        16,001,031

Casino Hotels - 1.0%
     425,910    Mandalay Resort Group .......................        24,468,530

Cellular Telecommunications - 1.1%
   2,148,020    Nextel Partners, Inc. - Class A*,# ..........        28,676,067

Commercial Banks - 2.5%
       4,087    Mitsubishi Tokyo Financial Group, Inc.** ....        36,368,393
     748,685    UCBH Holdings, Inc.# ........................        27,716,319

                                                                     64,084,712

Commercial Services - 2.0%
     578,795    Iron Mountain, Inc.* ........................        26,340,960
   1,941,345    ServiceMaster Co. ...........................        23,548,515

                                                                     49,889,475

Commercial Services - Finance - 1.0%
     673,525    Paychex, Inc. ...............................        25,109,012

Computers - Memory Devices - 0.3%
     586,180    EMC Corp.* ..................................         6,541,769

Containers - Metal and Glass - 1.4%
     544,100    Ball Corp. ..................................        35,910,600

Cosmetics and Toiletries - 1.2%
     280,855    Procter & Gamble Co. ........................        29,700,416

Cruise Lines - 1.2%
     751,145    Royal Caribbean Cruises, Ltd.
                  (New York Shares)# ........................        30,443,907

Data Processing and Management - 0.5%
     321,560    Fiserv, Inc.* ...............................        11,756,234

Diversified Operations - 3.5%
     384,795    3M Co. ......................................        33,277,072
     393,311    Louis Vuitton Moet Hennessy S.A. ............        27,723,185
   1,021,215    Tyco International, Ltd. (New York Shares) ..        28,032,352

                                                                     89,032,609

E-Commerce/Products - 1.4%
     811,030    Amazon.com, Inc.*,# .........................        35,247,364

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 3.5%
   1,640,670    Advanced Micro Devices, Inc.*,# .............   $    23,330,327
     656,860    NVIDIA Corp.*,# .............................        13,491,904
   2,100,610    Texas Instruments, Inc. .....................        52,725,311

                                                                     89,547,542

Electronic Design Automation - 0.8%
   1,525,525    Cadence Design Systems, Inc.*,# .............        19,557,231

Enterprise Software/Services - 1.3%
     212,315    SAP A.G. ....................................        32,475,890

Entertainment Software - 1.0%
     510,367    Electronic Arts, Inc.* ......................        25,834,778

Fiduciary Banks - 1.0%
     610,195    Northern Trust Corp. ........................        25,799,045

Finance - Consumer Loans - 1.0%
     683,525    SLM Corp.# ..................................        26,185,843

Finance - Credit Card - 1.3%
     230,060    Capital One Financial Corp. .................        15,075,832
   1,412,665    Providian Financial Corp.*,# ................        17,135,626

                                                                     32,211,458

Finance - Investment Bankers/Brokers - 3.0%
   1,088,720    Citigroup, Inc. .............................        52,356,544
     481,315    J.P. Morgan Chase & Co. .....................        18,097,444
     357,000    Nomura Holdings, Inc.** .....................         5,797,146

                                                                     76,251,134

Food - Retail - 0.7%
     206,167    Whole Foods Market, Inc.# ...................        16,491,298

Hotels and Motels - 2.6%
     784,150    Four Seasons Hotels, Inc. ...................        41,952,025
     604,655    Starwood Hotels & Resorts Worldwide, Inc. ...        24,059,222

                                                                     66,011,247

Human Resources - 1.0%
     517,215    Manpower, Inc. ..............................        24,257,384

Independent Power Producer - 0.8%
   2,421,695    Reliant Energy, Inc.* .......................        20,124,285

Internet Security - 1.1%
   1,140,025    Check Point Software Technologies, Ltd.
                  (New York Shares)* ........................        26,710,786

Machine Tools and Related Products - 0.7%
     400,720    Kennametal, Inc. ............................        17,295,075

Medical - Biomedical and Genetic - 4.2%
     809,720    Amgen, Inc.* ................................        45,562,943
     552,453    Celgene Corp.*,# ............................        28,556,296
     271,260    Genentech, Inc.*,# ..........................        33,310,728

                                                                    107,429,967

Medical - Drugs - 3.2%
     403,265    Elan Corporation PLC (ADR)*,# ...............         8,710,524
     622,910    Pfizer, Inc. ................................        22,275,262
     481,914    Roche Holding A.G. ..........................        50,547,820

                                                                     81,533,606

Medical - Generic Drugs - 2.3%
     533,460    Barr Pharmaceuticals, Inc.* .................        22,095,913
     574,159    Teva Pharmaceutical Industries, Ltd. (ADR)# .        35,345,228

                                                                     57,441,141

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 1.7%
     700,756    UnitedHealth Group, Inc.# ...................   $    43,082,479

Medical Instruments - 2.0%
     999,225    Medtronic, Inc. .............................        50,420,894

Medical Products - 2.9%
     417,700    Varian Medical Systems, Inc.* ...............        35,855,368
     469,065    Zimmer Holdings, Inc.* ......................        37,454,840

                                                                     73,310,208

Multimedia - 2.4%
   3,667,625    Time Warner, Inc.* ..........................        61,689,453

Networking Products - 3.7%
   3,899,092    Cisco Systems, Inc.* ........................        81,374,049
     599,570    Juniper Networks, Inc.*,# ...................        13,118,592

                                                                     94,492,641

Office Automation and Equipment - 1.1%
     533,000    Canon, Inc.** ...............................        27,964,931

Oil - Field Services - 1.0%
     541,015    BJ Services Co.*,# ..........................        24,075,168

Oil and Gas Drilling - 0.9%
     886,900    Global Santa Fe Corp. .......................        23,387,553

Oil Companies - Integrated - 2.9%
     446,185    BP PLC (ADR)**,# ............................        23,603,187
     542,145    Total S.A. (ADR)# ...........................        49,942,397

                                                                     73,545,584

Optical Supplies - 1.9%
     639,395    Alcon, Inc. (New York Shares) ...............        47,475,079

Retail - Auto Parts - 1.6%
     929,895    Advance Auto Parts, Inc.* ...................        40,124,969

Retail - Bedding - 1.1%
     763,550    Bed Bath & Beyond, Inc.* ....................        28,342,976

Retail - Consumer Electronics - 1.2%
     563,350    Best Buy Company, Inc. ......................        30,561,738

Retail - Jewelry - 1.0%
     680,165    Tiffany & Co. ...............................        26,526,435

Shares or Principal Amount                                          Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 2.2%
   1,218,100    Maxim Integrated Products, Inc. .............   $    56,020,419

Semiconductor Equipment - 0.8%
   1,055,705    Applied Materials, Inc.* ....................        19,245,502

Telecommunication Equipment - 1.1%
   1,929,585    Nokia Oyj (ADR) .............................        27,033,486

Telecommunication Equipment - Fiber Optics - 1.2%
   2,815,230    Corning, Inc.*,# ............................        31,051,987

Telecommunication Services - 0.8%
     802,435    Amdocs, Ltd. (New York Shares)*,** ..........        21,304,649

Television - 1.0%
   2,144,366    British Sky Broadcasting Group PLC** ........        25,326,258

Therapeutics - 1.5%
     583,635    Neurocrine Biosciences, Inc.* ...............        38,303,965

Transportation - Services - 3.8%
     683,115    C.H. Robinson Worldwide, Inc.# ..............        28,035,040
     417,675    FedEx Corp. .................................        30,035,009
     559,125    United Parcel Service, Inc. - Class B .......        39,222,618

                                                                     97,292,667

Transportation - Truck - 0.9%
   1,126,285    Werner Enterprises, Inc. ....................        22,514,437

Web Portals/Internet Service Providers - 3.0%
   1,526,625    Yahoo!, Inc.* ...............................        77,033,498

Wireless Equipment - 0.6%
     802,445    Motorola, Inc. ..............................        14,644,621
--------------------------------------------------------------------------------
Total Common Stock (cost $2,075,887,293) ....................     2,507,341,182
--------------------------------------------------------------------------------
Other Securities - 7.7%
                State Street Navigator Securities Lending
$196,179,818      Prime Portfolio+ (cost $196,179,818) ......       196,179,818
--------------------------------------------------------------------------------
Time Deposit - 2.7%
                SouthTrust Bank, ETD
  68,200,000      1.04%, 5/3/04 (cost $68,200,000) ..........        68,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,340,267,111) - 109.4% ......     2,771,721,000
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (9.4)%    (237,809,504)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 2,533,911,496
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

20  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $    28,032,352                          1.0%
Canada                                  41,952,025                          1.5%
Cayman Islands                          23,387,553                          0.8%
Finland                                 27,033,486                          1.0%
France                                  77,665,582                          2.8%
Germany                                 32,475,890                          1.2%
Ireland                                  8,710,524                          0.3%
Israel                                  62,056,014                          2.3%
Japan                                   70,130,470                          2.5%
Liberia                                 30,443,907                          1.1%
Switzerland                             98,022,899                          3.5%
United Kingdom                          94,312,050                          3.4%
United States++                      2,177,498,248                         78.6%
--------------------------------------------------------------------------------
Total                              $ 2,771,721,000                        100.0%

++Includes Short-Term Securities (69.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                Units Sold    Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04           2,700,000    $     4,723,994    $       144,106
British Pound 11/19/04          3,400,000          5,922,940            155,461
Japanese Yen 9/27/04        2,100,000,000         19,139,454            718,702
--------------------------------------------------------------------------------
Total                                        $    29,786,388    $     1,018,269

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND (unaudited)                                   Portfolio Manager
                                                                       Ron Sachs

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Orion Fund              S&P 500(R) Index
                              Russell 1000 Growth Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                                 Fiscal      One       Since
                                              Year-to-Date   Year    Inception*
--------------------------------------------------------------------------------
Janus Orion Fund                                  8.87%     34.65%    (11.88)%
--------------------------------------------------------------------------------
S&P 500(R)Index                                   6.27%     22.88%     (5.43)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                         4.14%     21.65%    (14.36)%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - June 30, 2000

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in a core group of domestic and foreign common stocks, which may include larger well-established issuers and/or smaller emerging growth companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 3.9%

Common Stock - Foreign - 41.9%

Common Stock - Domestic - 54.2%

Number of Stocks: 42
Top 10 Equities: 40.2%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

22  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Oriflame Cosmetics S.A.                                 6.5%                 --
Berkshire Hathaway, Inc. - Class B                      4.7%                4.2%
Roche Holding A.G.                                      4.6%                3.9%
Samsung Electronics Company, Ltd.                       3.8%                2.4%
Getty Images, Inc.                                      3.7%                3.2%
Time Warner, Inc.                                       3.5%                4.3%
Costco Wholesale Corp.                                  3.5%                3.5%
CapitalSource, Inc.                                     3.3%                2.3%
Puma A.G. Rudolf Dassler Sport                          3.3%                1.6%
Univision Communications, Inc. - Class A                3.3%                3.5%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
Janus Orion Fund              S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                             Janus Orion
                                             S&P 500             Fund

Cosmetics and Toiletries                       2.6%             10.3%
Medical - Drugs                                6.7%              5.8%
Reinsurance                                     N/A              4.7%
Electric Products - Miscellaneous              0.3%              3.8%
Advertising Services                            N/A              3.7%
Multimedia                                     2.0%              3.5%
Retail - Discount                              3.2%              3.5%
Finance - Commercial                            N/A              3.3%
Athletic Footwear                              0.2%              3.3%
Television                                     0.1%              3.3%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary and financials sectors.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

                                          Janus Growth Funds  April 30, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.1%
Advertising Services - 3.7%
     366,505    Getty Images, Inc.*,# .......................   $    20,011,173

Apparel Manufacturers - 3.1%
      84,615    Hermes International ........................        16,858,079

Athletic Footwear - 3.3%
      78,792    Puma A.G. Rudolf Dassler Sport ..............        18,250,988

Brewery - 2.3%
     555,149    Molson, Inc. - Class A ......................        12,651,060

Commercial Banks - 1.5%
     623,380    Koram Bank** ................................         7,969,233

Cosmetics and Toiletries - 10.3%
     201,332    Alberto-Culver Co. ..........................         9,494,817
     133,635    Avon Products, Inc. .........................        11,225,340
   1,138,038    Oriflame Cosmetics S.A.* ....................        35,380,037

                                                                     56,100,194

Dental Supplies and Equipment - 2.7%
     859,615    Align Technology, Inc.*,# ...................        14,888,532

Diagnostic Equipment - 1.1%
     275,385    Cytyc Corp.*,# ..............................         5,893,239

Diagnostic Kits - 1.4%
     171,005    Dade Behring Holdings, Inc.* ................         7,866,230

Diversified Operations - 3.0%
     233,306    Louis Vuitton Moet Hennessy S.A. ............        16,444,965

Drug Delivery Systems - 1.1%
     205,895    Atrix Laboratories, Inc.*,# .................         6,209,793

Electric Products - Miscellaneous - 3.8%
      43,600    Samsung Electronics Company, Ltd** ..........        20,697,320

Electronic Components - Semiconductors - 2.4%
     524,885    Advanced Micro Devices, Inc.*,# .............         7,463,865
   2,848,158    ARM Holdings PLC ............................         5,884,206

                                                                     13,348,071

Finance - Commercial - 3.3%
     868,185    CapitalSource, Inc.*,# ......................        18,283,976

Finance - Investment Bankers/Brokers - 0.9%
     103,075    Citigroup, Inc. .............................         4,956,877

Finance - Other Services - 3.2%
     148,530    Chicago Mercantile Exchange Holdings, Inc.# .        17,422,569

Food - Diversified - 0.8%
     257,521    CoolBrands International, Inc.* .............         4,222,577

Internet Applications Software - 0.7%
   1,074,757    Tumbleweed Communications Corp.*,# ..........         4,041,086

Internet Security - 2.2%
     516,655    Check Point Software Technologies, Ltd.
                  (New York Shares)* ........................        12,105,227

Investment Management and Advisory Services - 0.6%
     108,000    National Financial Partners Corp.* ..........         3,375,000

Medical - Biomedical and Genetic - 0.9%
     100,320    Celgene Corp.*,# ............................         5,185,541

Medical - Drugs - 5.8%
      76,745    OSI Pharmaceuticals, Inc.*,# ................         5,663,014
     242,435    Roche Holding A.G. ..........................        25,428,937

                                                                     31,091,951

Shares or Principal Amount                                          Market Value
================================================================================
Miscellaneous Manufacturing - 1.9%
   5,153,007    FKI PLC .....................................   $    10,371,808

Multi-Line Insurance - 2.0%
     445,860    Assurant, Inc. ..............................        10,861,150

Multimedia - 3.5%
   1,141,650    Time Warner, Inc.* ..........................        19,202,553

Oil Companies - Exploration and Production - 3.0%
     328,165    EOG Resources, Inc. .........................        16,162,126

Paper and Related Products - 2.4%
     414,270    Aracruz Celulose S.A. (ADR) .................        12,900,368

Radio - 0.6%
     141,805    XM Satellite Radio Holdings, Inc.
                  - Class A*,# ..............................         3,397,648

Real Estate Management/Services - 1.9%
     208,950    LNR Property Corp.# .........................        10,493,469

Reinsurance - 4.7%
       8,296    Berkshire Hathaway, Inc. - Class B* .........        25,875,224

Retail - Auto Parts - 2.6%
     165,130    AutoZone, Inc.* .............................        14,460,434

Retail - Discount - 3.5%
     510,385    Costco Wholesale Corp. ......................        19,113,918

Steel - Producers - 2.5%
     391,140    Companhia Siderurgica de Tubarao* ...........        11,215,246
     234,720    Usinas Siderurgicas de Minas Gerais S.A. ....         2,349,589

                                                                     13,564,835

Steel - Specialty - 3.0%
     349,200    Companhia Siderurgica Nacional
                  S.A. (ADR)# ...............................        16,478,748

Television - 3.3%
     534,078    Univision Communications, Inc. - Class A* ...        18,078,540

Toys - 1.1%
     314,895    Marvel Enterprises, Inc.* ...................         5,979,856

Transportation - Services - 2.0%
     152,410    FedEx Corp. .................................        10,959,803
--------------------------------------------------------------------------------
Total Common Stock (cost $442,242,861) ......................       525,774,161
--------------------------------------------------------------------------------
Other Securities - 10.0%
                State Street Navigator Securities Lending
$ 55,005,244      Prime Portfolio+ (cost $55,005,244) .......        55,005,244
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.3%
                AIG Funding, Inc.
   1,800,000      0.97%, 5/3/04 (amortized cost $1,799,903) .         1,799,903
--------------------------------------------------------------------------------
Total Investments (total cost $499,048,008) - 106.4% ........       582,579,308
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.4)%     (35,117,914)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $   547,461,394
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

24  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)


Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Brazil                             $    42,943,951                          7.4%
Canada                                  16,873,637                          2.9%
France                                  33,303,044                          5.7%
Germany                                 18,250,988                          3.1%
Israel                                  12,105,227                          2.1%
South Korea                             28,666,553                          4.9%
Swedan                                  35,380,037                          6.1%
Switzerland                             25,428,937                          4.3%
United Kingdom                          16,256,014                          2.8%
United States++                        353,370,920                         60.7%
--------------------------------------------------------------------------------
Total                              $   582,579,308                        100.0%

++Includes Short-Term Securities (50.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                Units Sold    Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
5/14/04                     9,300,000,000    $     7,917,522    $      (105,022)
--------------------------------------------------------------------------------
Total                                        $     7,917,522    $      (105,022)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND  (unaudited) (closed to new investors)       Portfolio Manager
                                                                 Scott Schoelzel

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Twenty Fund             S&P 500(R) Index
                              Russell Top 200 Growth Index**

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal     One       Five       Ten      Since
                          Year-to-Date  Year      Year       Year   Inception*
--------------------------------------------------------------------------------
Janus Twenty Fund            12.44%    25.53%    (8.04)%    11.70%    13.23%
--------------------------------------------------------------------------------
S&P 500(R)Index               6.27%    22.88%    (2.26)%    11.36%    12.94%
--------------------------------------------------------------------------------
Russell Top 200               3.72%    18.18%    (7.91)%    10.02%    10.99%**
Growth Index
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 * The Fund's inception date - April 30, 1985

** The Russell Top 200 Growth Index's since inception returns calculated from
   December 31, 1985.

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 1.6%

Common Stock - Foreign - 9.8%

Common Stock - Domestic - 88.6%

Number of Stocks: 26
Top 10 Equities: 67.7%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

26  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

eBay, Inc.                                             13.8%                9.1%
UnitedHealth Group, Inc.                               10.4%                8.1%
Genentech, Inc.                                         7.9%                4.9%
Roche Holding A.G.                                      7.3%                5.4%
Electronic Arts, Inc.                                   6.0%                5.5%
Bank of America Corp.                                   5.9%                5.6%
NIKE, Inc. - Class B                                    5.2%                4.1%
Goldman Sachs Group, Inc.                               4.3%                4.5%
3M Co.                                                  3.5%                2.2%
Wells Fargo & Co.                                       3.4%                3.2%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
Janus Twenty Fund             S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                            Janus Twenty
                                             S&P 500            Fund

E-Commerce/Services                            0.5%             13.8%
Medical - HMO                                  0.8%             12.1%
Medical - Drugs                                6.7%             10.4%
Super-Regional Banks                           5.2%              9.3%
Medical - Biomedical and Genetic               1.2%              7.9%
Entertainment Software                         0.1%              6.0%
Athletic Footwear                              0.2%              5.2%
Finance - Investment Bankers/Brokers           5.1%              4.3%
Electronic Components - Semiconductors         2.7%              3.6%
Diversified Operations                         5.3%              3.5%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Returns have sustained significant gains and losses due to market volatility in the healthcare sector.

Concentration may lead to greater price volatility.

                                          Janus Growth Funds  April 30, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.4%
Athletic Footwear - 5.2%
   6,677,115    NIKE, Inc. - Class B# .......................   $   480,418,424

Cable Television - 0.5%
   1,424,630    EchoStar Communications Corp. - Class A* ....        47,283,470

Cellular Telecommunications - 3.0%
   1,750,000    Nextel Communications, Inc. - Class A* ......        41,755,000
   7,987,800    Vodafone Group PLC ..........................        19,406,429
   8,744,070    Vodafone Group PLC (ADR)# ...................       214,579,478

                                                                    275,740,907

Cosmetics and Toiletries - 3.3%
   2,901,455    Procter & Gamble Co. ........................       306,828,866

Diversified Operations - 3.5%
   3,791,020    3M Co. ......................................       327,847,410

E-Commerce/Products - 1.5%
   3,114,000    Amazon.com, Inc.*,# .........................       135,334,440

E-Commerce/Services - 13.8%
  15,987,950    eBay, Inc.*,# ...............................     1,276,158,168

Electronic Components - Semiconductors - 3.6%
     889,360    Broadcom Corp. - Class A*,# .................        33,582,234
  11,879,160    Texas Instruments, Inc. .....................       298,166,916

                                                                    331,749,150

Entertainment Software - 6.0%
  10,971,065    Electronic Arts, Inc.* ......................       555,355,310

Finance - Consumer Loans - 3.1%
   7,391,445    SLM Corp.# ..................................       283,166,258

Finance - Investment Bankers/Brokers - 4.3%
   4,074,075    Goldman Sachs Group, Inc. ...................       393,148,238

Finance - Mortgage Loan Banker - 2.9%
   4,538,190    Countrywide Financial Corp. .................       269,114,667

Medical - Biomedical and Genetic - 7.9%
   5,929,270    Genentech, Inc.*,# ..........................       728,114,356

Medical - Drugs - 10.4%
   4,408,000    Forest Laboratories, Inc.* ..................       284,227,840
   6,434,958    Roche Holding A.G. ..........................       674,960,888

                                                                    959,188,728

Medical - HMO - 12.1%
  15,565,730    UnitedHealth Group, Inc.# ...................       956,981,080
   1,454,045    WellPoint Health Networks, Inc.* ............       162,402,286

                                                                  1,119,383,366

Retail - Auto Parts - 2.3%
   2,423,315    AutoZone, Inc.* .............................       212,209,695

Retail - Regional Department Stores - 2.3%
   5,023,605    Kohl's Corp.* ...............................       209,936,453

Super-Regional Banks - 9.3%
   6,758,140    Bank of America Corp. .......................       543,962,689
   5,505,370    Wells Fargo & Co. ...........................       310,833,190

                                                                    854,795,879

Web Portals/Internet Service Providers - 1.4%
   2,565,325    Yahoo!, Inc.*,# .............................       129,446,300

Wireless Equipment - 2.0%
   2,985,903    QUALCOMM, Inc. ..............................       186,499,501
--------------------------------------------------------------------------------
Total Common Stock (cost $6,582,573,008) ....................     9,081,719,586
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 1.9%
                State Street Navigator Securities Lending
$173,756,090      Prime Portfolio+ (cost $173,756,090) ......   $   173,756,090
--------------------------------------------------------------------------------
Time Deposit - 1.7%
                SouthTrust Bank, ETD
 158,500,000      1.04%, 5/3/04 (cost $158,500,000) .........       158,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $6,914,829,098) - 102.0% ......     9,413,975,676
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.0)%    (184,034,937)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 9,229,940,739
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Switzerland                        $   674,960,888                          7.2%
United Kingdom                         233,985,907                          2.5%
United States++                      8,505,028,881                         90.3%
--------------------------------------------------------------------------------
Total                              $ 9,413,975,676                        100.0%

++Includes Short-Term Securities (86.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

28  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (unaudited) (closed to new investors)       Portfolio Manager
                                                                      Will Bales

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Venture Fund            Russell 2000(R) Index
                              Russell 2000 Growth Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal     One       Five       Ten      Since
                          Year-to-Date  Year      Year       Year   Inception*
--------------------------------------------------------------------------------
Janus Venture Fund            4.90%    49.63%     2.04%     10.44%    13.48%
--------------------------------------------------------------------------------
Russell 2000(R)Index          6.54%    42.01%     6.67%      9.80%    10.56%
--------------------------------------------------------------------------------
Russell 2000 Growth Index     4.01%    41.57%    (0.44)%     5.89%     7.63%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - April 30, 1985

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by investing in equity securities of U.S. and foreign companies. The Fund normally invests at least 50% of its equity assets in smaller-sized companies.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 0.1%

Warrants - 0.2%

Common Stock - Foreign - 11.0%

Common Stock - Domestic - 88.7%

Number of Stocks: 138
Top 10 Equities: 18.9%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                                          Janus Growth Funds  April 30, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Euronet Worldwide, Inc.                                 3.1%                2.3%
Infocrossing, Inc.                                      2.0%                1.0%
Ligand Pharmaceuticals, Inc. - Class B                  1.9%                1.2%
Artisian Components, Inc.                               1.8%                 --
Skillsoft PLC (ADR)                                     1.7%                1.2%
TALX Corp.                                              1.7%                1.6%
CoolBrands International, Inc.                          1.7%                1.4%
MGI Pharma, Inc.                                        1.7%                1.0%
Information Holdings, Inc.                              1.7%                1.5%
Centene Corp.                                           1.6%                1.3%


TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                           Russell          Janus Venture
                                         2000 Index              Fund

Commercial Services - Finance                0.3%                4.4%
Hotels and Motels                            0.5%                3.7%
Computer Services                            0.6%                3.3%
Therapeutics                                 2.4%                2.9%
Enterprise Software/Services                 1.1%                2.8%
Consulting Services                          0.6%                2.7%
Cellular Telecommunications                  0.4%                2.6%
Medical - Drugs                              1.2%                2.5%
Medical - HMO                                0.3%                2.3%
Data Processing and Management               0.6%                2.3%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary, healthcare and information technology sectors.

30  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.7%
Advertising Services - 1.5%
     377,520    Getty Images, Inc.* .........................   $    20,612,592

Airlines - 0.4%
     308,609    WestJet Airlines, Ltd.*,** ..................         5,228,569

Apparel Manufacturers - 1.5%
     130,475    Carter Holdings, Inc.*,# ....................         3,933,821
     775,929    Gymboree Corp.*,# ...........................        13,695,147
     138,900    Quiksilver, Inc.* ...........................         3,004,407

                                                                     20,633,375

Applications Software - 1.5%
   1,310,000    Authentidate Holding Corp.*,(pound),ss. .....        13,217,900
     610,060    Quest Software, Inc.*,# .....................         6,863,175

                                                                     20,081,075

Broadcast Services and Programming - 1.2%
   1,071,570    Gray Television, Inc.# ......................        15,880,667

Building - Mobile Home and Manufactured Homes - 0.6%
     302,580    Winnebago Industries, Inc. ..................         8,723,381

Building - Residential and Commercial - 0.3%
     190,580    WCI Communities, Inc.*,# ....................         4,633,000

Building and Construction Products - Miscellaneous - 0.3%
     170,520    ElkCorp .....................................         4,726,814

Casino Services - 0.8%
     604,015    Mikohn Gaming Corp.*,#,(pound) ..............         2,597,265
     269,209    Shuffle Master, Inc.*,# .....................         8,816,594

                                                                     11,413,859

Cellular Telecommunications - 2.6%
     187,440    Linktone, Ltd. (ADR)*,# .....................         1,578,245
   1,539,945    Nextel Partners, Inc. - Class A* ............        20,558,266
   1,301,600    Telesystem International Wireless, Inc.
                  (New York Shares)**,# .....................        12,755,680

                                                                     34,892,191

Chemicals - Specialty - 0.5%
     208,809    Cabot Microelectronics Corp.*,# .............         6,166,130

Circuit Boards - 1.2%
   1,483,175    TTM Technologies, Inc.* .....................        16,478,074

Commercial Banks - 0.3%
     120,840    UCBH Holdings, Inc.# ........................         4,473,497

Commercial Services - Finance - 4.4%
   2,164,558    Euronet Worldwide, Inc.*,(pound) ............        42,057,361
     572,365    IPayment, Inc.*,# ...........................        19,403,173

                                                                     61,460,534

Communications Software - 0.4%
     252,884    Inter-Tel, Inc.# ............................         6,054,043

Computer Services - 3.3%
     335,665    Anteon International Corp.*,# ...............        10,472,748
     220,314    Cognizant Technology Solutions Corp.* .......         9,530,784
     375,830    Manhattan Associates, Inc.*,# ...............        10,098,552
   1,551,485    Tier Technologies, Inc.- Class B*,(pound) ...        15,949,266

                                                                     46,051,350

Computers - 0.5%
     839,040    Neoware Systems, Inc.*,#,(pound) ............         7,484,237

Computers - Memory Devices - 0.9%
   1,601,565    Dot Hill Systems Corp.*,# ...................        12,011,738

Shares or Principal Amount                                          Market Value
================================================================================
Computers - Peripheral Equipment - 1.3%
     547,867    TransAct Technologies, Inc.*,(pound) ........   $    11,236,752
     333,333    TransAct Technologies, Inc.*,(sigma),ss. ....         6,267,850

                                                                     17,504,602

Computers - Voice Recognition - 1.7%
   1,021,823    TALX Corp.(pound) ...........................        23,736,948

Consulting Services - 2.7%
     478,300    Advisory Board Co.* .........................        16,553,963
     334,643    Corporate Executive Board Co. ...............        17,284,311
     133,045    LECG Corp.* .................................         2,527,855

                                                                     36,366,129

Consumer Products - Miscellaneous - 1.1%
     414,177    Jarden Corp.*,# .............................        15,407,384

Data Processing and Management - 2.1%
   1,490,458    Infocrossing, Inc.*,ss. .....................        21,462,596
     400,000    Infocrossing, Inc.*,(sigma),ss. .............         5,126,400
     573,265    Intellisync Corp.*,# ........................         1,387,301

                                                                     27,976,297

Distribution and Wholesale - 0.9%
     385,665    Central European Distribution Corp.*,# ......        11,821,481

Diversified Minerals - 0.2%
     151,627    Teck Cominco, Ltd. - Class B** ..............         2,243,672

Drug Delivery Systems - 0.6%
     552,240    I-Flow Corp.*,# .............................         8,084,794

E-Commerce/Products - 1.1%
   1,525,100    1-800-FLOWERS.COM, Inc. - Class A*,#,(pound)         15,388,259

E-Services/Consulting - 0.6%
     432,560    GSI Commerce, Inc.*,# .......................         4,195,832
     706,355    Sapient Corp.*,# ............................         3,955,588

                                                                      8,151,420

Educational Software - 1.7%
   1,907,471    Skillsoft PLC (ADR)*,# ......................        23,843,388

Electronic Components - Semiconductors - 2.0%
   1,045,875    Artisian Components, Inc.*,# ................        24,473,475
     167,435    SiRF Technology Holdings, Inc.*,# ...........         2,678,960

                                                                     27,152,435

Electronic Measuring Instruments - 0.9%
     255,493    FLIR Systems, Inc.*,# .......................        11,985,177

Enterprise Software/Services - 2.8%
     548,250    ManTech International Corp. - Class A*,# ....        13,761,075
     577,486    Omnicell, Inc.* .............................         7,957,757
   1,500,000    Ultimate Software Group, Inc.*,(pound),ss. ..        15,750,000

                                                                     37,468,832

Fiduciary Banks - 1.5%
     508,680    Investors Financial Services Corp.# .........        19,772,392

Finance - Commercial - 1.2%
     791,205    CapitalSource, Inc.*,# ......................        16,662,777

Finance - Other Services - 0.4%
     266,040    Asset Acceptance Capital Corp.*,# ...........         4,996,231

Food - Diversified - 1.7%
   1,423,935    CoolBrands International, Inc.*,** ..........        23,348,289

Food - Retail - 0.3%
     225,540    Provide Commerce, Inc.*,# ...................         4,518,017

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Forestry - 0.2%
     807,402    Sino-Forest Corp.*,** .......................   $     2,195,734

Gambling-Non Hotel - 0.5%
     569,620    Pinnacle Entertainment, Inc.* ...............         6,505,060

Home Furnishings - 0.4%
     355,165    Tempur-Pedic International, Inc.*,# .........         5,544,126

Hotels and Motels - 3.7%
     816,800    Fairmont Hotels & Resorts, Inc.** ...........        20,175,747
     391,045    Four Seasons Hotels, Inc.** .................        20,920,907
     569,445    Orient-Express Hotel, Ltd. - Class A* .......         9,202,231

                                                                     50,298,885

Human Resources - 2.0%
     107,837    Heidrick & Struggles International, Inc.*,# .         2,677,593
   1,111,250    Labor Ready, Inc.*,# ........................        14,046,200
     258,475    Resources Connection, Inc.*,# ...............        10,419,127

                                                                     27,142,920

Industrial Audio and Video Products - 1.2%
     892,092    Sonic Solutions*,# ..........................        16,066,577

Internet Content - Information/News - 0.8%
   1,421,805    Harris Interactive, Inc.* ...................        10,364,958

Internet Infrastructure Software - 1.5%
   2,637,074    TIBCO Software, Inc.* .......................        19,778,055

Lasers - Systems and Components - 0.6%
     257,835    Cymer, Inc.*,# ..............................         8,245,563

Leisure and Recreation Products - 0.6%
     586,685    K2, Inc.*,# .................................         8,600,802

Life and Health Insurance - 0.6%
     718,420    American Equity Investment
                  Life Holding Co.* .........................         8,082,225

Machine Tools and Related Products - 1.1%
     341,465    Kennametal, Inc. ............................        14,737,629

Marine Services - 0.6%
   1,766,325    Odyssey Marine Exploration, Inc.*,(pound) ...         8,831,625

Medical - Biomedical and Genetic - 0.8%
   2,109,665    Ark Therapeutics Group PLC* .................         4,050,227
     305,015    Barrier Therapeutics, Inc.* .................         4,270,210
     136,700    Ciphergen Biosystems, Inc.*,# ...............         1,002,011
     131,975    Cytokinetics, Inc.* .........................         2,145,914

                                                                     11,468,362

Medical - Drugs - 2.5%
   1,199,690    Ligand Pharmaceuticals, Inc. - Class B*,# ...        25,685,363
     394,894    Pharmion Corp.*,# ...........................         8,494,170

                                                                     34,179,533

Medical - Generic Drugs - 0.5%
     144,870    Taro Pharmaceutical Industries, Ltd.*,# .....         6,265,628

Medical - HMO - 2.3%
     221,980    Amerigroup Corp.*,# .........................         9,214,390
     663,732    Centene Corp.*,# ............................        22,235,022

                                                                     31,449,412

Medical - Hospitals - 1.4%
     177,190    Symbion, Inc.* ..............................         2,888,197
     463,350    United Surgical Partners
                  International, Inc.*,# ....................        16,782,537

                                                                     19,670,734

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Outpatient and Home Medical Care - 0.1%
      58,224    Odyssey Healthcare, Inc.*,# .................   $       978,745

Medical Labs and Testing Services - 1.3%
     593,610    LabOne, Inc.*,# .............................        17,535,239

Medical Products - 1.9%
     939,425    PSS World Medical, Inc.*,# ..................        10,512,166
   1,008,464    ThermoGenesis Corp.* ........................         4,729,696
     323,995    Wright Medical Group, Inc.*,# ...............        11,125,988

                                                                     26,367,850

Metal - Diversified - 0.2%
     112,506    Falconbridge, Ltd.** ........................         2,413,326

Networking Products - 0.8%
   1,251,655    Extreme Networks, Inc.*,# ...................         6,921,652
      67,746    Ixia* .......................................           604,972
     303,222    NETGEAR, Inc.*,# ............................         3,299,055

                                                                     10,825,679

Non-Ferrous Metals - 0.5%
     157,166    Cameco Corp.** ..............................         6,799,765

Oil - Field Services - 0.5%
     644,820    Key Energy Services, Inc.*,# ................         6,873,781

Oil and Gas Drilling - 0.5%
     182,290    Patterson-UTI Energy, Inc. ..................         6,597,075

Oil Companies - Exploration and Production - 0.5%
     158,440    Evergreen Resources, Inc.*,# ................         6,358,197

Oil Field Machinery and Equipment - 0.4%
     378,000    Grant Prideco, Inc.*,# ......................         5,764,500

Optical Supplies - 0.8%
   1,292,881    STAAR Surgical Co.*,(pound) .................        10,989,489

Pharmacy Services - 1.2%
     426,330    Accredo Health, Inc.*,# .....................        16,477,655

Property and Casualty Insurance - 0.3%
     168,515    Bristol West Holdings, Inc. .................         3,454,558

Publishing - Books - 1.7%
     921,835    Information Holdings, Inc.* .................        22,907,600

Radio - 2.0%
     673,320    Cumulus Media, Inc. - Class A*,# ............        14,153,186
     694,870    Radio One, Inc. - Class A*,# ................        13,258,120

                                                                     27,411,306

Recreational Vehicles - 0.5%
     156,450    Polaris Industries, Inc.# ...................         6,711,705

Retail - Apparel and Shoe - 0.7%
     421,985    Hot Topic, Inc.* ............................         9,393,386

Retail - Bedding - 0.7%
     276,046    Linens 'n Things, Inc.*,# ...................         8,954,932

Retail - Computer Equipment - 0.6%
     493,620    Insight Enterprises, Inc.* ..................         8,263,199

Retail - Convenience Stores - 0.4%
     242,195    Pantry, Inc.* ...............................         4,831,790

Retail - Discount - 0.5%
     352,095    Fred's, Inc.# ...............................         6,538,404

Retail - Home Furnishings - 0.9%
   2,133,107    Restoration Hardware, Inc.*,(pound) .........        12,414,683

Retail - Music Store - 1.4%
     453,635    Guitar Center, Inc.*,# ......................        18,834,925

See Notes to Schedules of Investments and Financial Statements.

32  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Petroleum Products - 0.6%
     208,170    World Fuel Services Corp.# ..................   $     8,809,754

Savings/Loan/Thrifts - 0.4%
     519,650    Ocwen Financial Corp.*,# ....................         5,648,596

Semiconductor Components/Integrated Circuits - 0.5%
     171,279    Exar Corp.* .................................         2,613,718
     184,715    Sigmatel, Inc.*,# ...........................         4,516,281

                                                                      7,129,999

Semiconductor Equipment - 1.9%
     638,330    AMIS Holdings, Inc.* ........................         9,205,357
     203,580    DuPont Photomasks, Inc.*,# ..................         4,210,034
     132,660    FormFactor, Inc.*,# .........................         2,333,489
     619,005    Rudolph Technologies, Inc.*,# ...............         9,947,411

                                                                     25,696,291

Superconductor Products and Systems - 0.3%
      58,480    Intermagnetics General Corp.*,# .............         1,433,930
   1,945,845    Superconductor Technologies, Inc.*,# ........         2,724,183

                                                                      4,158,113

Telecommunication Equipment - 0.4%
   1,840,185    Terayon Communication Systems, Inc.*,# ......         5,336,537

Therapeutics - 2.9%
     373,560    MGI Pharma, Inc.*,# .........................        23,093,480
     246,796    Neurocrine Biosciences, Inc.* ...............        16,197,221

                                                                     39,290,701

Toys - 1.2%
     892,650    Marvel Enterprises, Inc.* ...................        16,951,424

Transactional Software - 0.6%
     311,500    Open Solutions, Inc.* .......................         7,703,395

Transportation - Services - 2.3%
     735,755    Central Freight Lines, Inc.* ................         9,491,240
     697,320    Pacer International, Inc.* ..................        13,109,616
     185,705    UTi Worldwide, Inc. (New York Shares)# ......         8,507,146

                                                                     31,108,002

Transportation - Truck - 0.3%
      31,010    Old Dominion Freight Line, Inc.* ............         1,156,053
     222,580    Quality Distribution, Inc.*,# ...............         2,837,895

                                                                      3,993,948

Web Hosting/Design - 1.0%
     295,015    Kintera, Inc.*,# ............................         3,245,165
     486,405    Macromedia, Inc.* ...........................        10,019,943

                                                                     13,265,108

Wireless Equipment - 0.6%
     660,345    Carrier Access Corp.*,# .....................         7,026,071
      88,085    Wireless Facilities, Inc.*,# ................           844,735

                                                                      7,870,806
--------------------------------------------------------------------------------
Total Common Stock (cost $1,068,900,766) ....................     1,357,521,941
--------------------------------------------------------------------------------
Preferred Stock - 0%
Computers - Peripheral Equipment - 0%
     665,000    Candescent Technologies Corp. - Series*,
                  (beta),(sigma),o (cost $3,657,500) ........                 0
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Warrants - 0.2%
Data Processing and Management - 0.2%
     521,660    Infocrossing, Inc. -
                  expires 5/10/07*,(beta),(sigma) (cost $0) .   $     3,411,656
--------------------------------------------------------------------------------
Other Securities - 19.2%
                State Street Navigator Securities Lending
$261,617,181      Prime Portfolio+ (cost $261,617,181) ......       261,617,181
--------------------------------------------------------------------------------
Total Investments (total cost $1,334,175,447) - 119.1% ......     1,622,550,778
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (19 1)%   (259,672,753)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 1,362,878,025
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

Country                               Market Value    % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $     9,202,231                          0.6%
Canada                                  96,081,689                          5.9%
Cayman Islands                           1,578,245                          0.1%
Ireland                                 23,843,388                          1.5%
Israel                                   6,265,628                          0.4%
United Kingdom                          12,557,373                          0.7%
United States++                      1,473,022,224                         90.8%
--------------------------------------------------------------------------------
Total                              $ 1,622,550,778                        100.0%

++Includes Short-Term Securities (74.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                Units Sold    Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 8/6/04          8,700,000    $     6,311,698    $       176,965
--------------------------------------------------------------------------------
Total                                        $     6,311,698    $       176,965

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Growth Funds  April 30, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2004 (unaudited)                                          Janus
(all numbers in thousands except                          Janus        Enterprise
net asset value per share)                                Fund            Fund
----------------------------------------------------------------------------------
Assets:
  Investments, at cost(1)                             $ 11,445,661    $  1,519,695
  Investments, at value(1)                            $ 15,746,701    $  1,987,369
  Cash                                                       1,547           1,544
  Receivables:
    Investments sold                                        33,150          20,751
    Fund shares sold                                         6,557           1,726
    Dividends                                               11,129           1,118
    Interest                                                   519              94
Other assets                                                   171              13
Forward currency contracts                                   3,575              --
----------------------------------------------------------------------------------
Total Assets                                            15,803,349       2,012,615
----------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                             585,979         172,897
    Investments purchased                                       --          16,013
    Fund shares repurchased                                 31,761          10,380
    Advisory fees                                            8,384           1,005
    Transfer agent fees and expenses                         2,960             468
    Foreign tax liability                                       --              --
Accrued expenses                                               708              38
Forward currency contracts                                     264              --
----------------------------------------------------------------------------------
Total Liabilities                                          630,056         200,801
----------------------------------------------------------------------------------
Net Assets                                            $ 15,173,293    $  1,811,814
----------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*            $ 20,785,535    $  5,982,124
  Undistributed net investment income/(loss)*              (11,892)         (3,985)
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*      (9,904,657)     (4,633,998)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations        4,304,307         467,673
----------------------------------------------------------------------------------
Total Net Assets                                      $ 15,173,293    $  1,811,814
----------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                            664,972          55,822
----------------------------------------------------------------------------------
Net Asset Value Per Share                             $      22.82    $      32.46
----------------------------------------------------------------------------------

   * See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $573,556,826, $168,766,318, $155,109,961, $191,546,853, $53,737,481, $169,536,789 and $255,924,016 of
     securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund and Janus Venture Fund, respectively (Note 1).
(2) Net of foreign taxes on investments of $256,424 and $62,412 for Janus Mercury Fund and Janus Orion Fund, respectively.

See Notes to Financial Statements.

34  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of April 30, 2004 (unaudited)                          Janus           Janus           Janus           Janus           Janus
(all numbers in thousands except                         Mercury         Olympus          Orion          Twenty          Venture
net asset value per share)                                Fund            Fund            Fund            Fund            Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at cost(1)                             $  3,987,651    $  2,340,267    $    499,048    $  6,914,829    $  1,334,175
  Investments, at value(1)                            $  5,170,938    $  2,771,721    $    582,579    $  9,413,976    $  1,622,551
  Cash                                                       1,085           1,062           2,201           2,052             356
  Receivables:
    Investments sold                                        99,374          24,112          19,184           3,704          18,496
    Fund shares sold                                         2,446             547             352           2,868             422
    Dividends                                                2,741           1,561           1,828           4,359              73
    Interest                                                    25              65              10              24              47
Other assets                                                    33              19               3             100              29
Forward currency contracts                                   1,271           1,018              --              --             177
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                             5,277,913       2,800,105         606,157       9,427,083       1,642,151
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                             159,111         196,180          55,005         173,756         261,617
    Investments purchased                                  118,654          64,704           2,242              --          15,588
    Fund shares repurchased                                  4,468           2,989             801          15,920             965
    Advisory fees                                            2,793           1,416             305           5,034             766
    Transfer agent fees and expenses                         1,245             689             159           1,809             265
    Foreign tax liability                                      256              --              62              --              --
Accrued expenses                                               441             216              17             623              72
Forward currency contracts                                   1,051              --             105              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                          288,019         266,194          58,696         197,142         279,273
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                            $  4,989,894    $  2,533,911    $    547,461    $  9,229,941    $  1,362,878
----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*            $ 10,650,074    $  4,181,089    $  1,097,757    $ 11,510,874    $  1,248,824
  Undistributed net investment income/(loss)*               (5,440)         (5,019)            252           7,806          (5,288)
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*      (6,837,988)     (2,074,619)       (633,917)     (4,787,870)       (169,210)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations        1,183,248(2)      432,460          83,369(2)    2,499,131         288,552
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                      $  4,989,894    $  2,533,911    $    547,461    $  9,229,941    $  1,362,878
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                            256,813          97,913          89,208         242,135          27,197
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                             $      19.43    $      25.88    $       6.14    $      38.12    $      50.11
----------------------------------------------------------------------------------------------------------------------------------

                                          Janus Growth Funds  April 30, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

For the six month period ended                                 Janus
April 30, 2004 (unaudited)                     Janus        Enterprise
(all numbers in thousands)                     Fund            Fund
--------------------------------------------------------------------------------
Investment Income:
  Interest                                 $        865    $        242
  Securities lending income                         760             130
  Dividends                                      53,948           5,235
  Dividends from affiliates                       7,669              --
  Foreign tax withheld                             (846)            (40)
--------------------------------------------------------------------------------
Total Income                                     62,396           5,567
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                  53,812           6,080
  Transfer agent fees and expenses               17,828           2,540
  Registration fees                                  36              11
  Postage and mailing expenses                    1,161             396
  Custodian fees                                    177              24
  Printing Expenses                                 999             445
  Audit fees                                         20               5
  Trustees' fees and expenses                       110              18
  Other expenses                                    246              46
--------------------------------------------------------------------------------
Total Expenses                                   74,389           9,565
--------------------------------------------------------------------------------
Expense and Fee Offsets                            (101)            (13)
--------------------------------------------------------------------------------
Net Expenses                                     74,288           9,552
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                    (11,892)         (3,985)
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain/
    (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                     414,668          70,599
  Net realized gain/(loss) from
    foreign currency transactions                 6,008              --
  Change in net unrealized appreciation/
    (depreciation) of investments and
    foreign currency translations              (149,248)         80,304
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                         271,428         150,903
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                $    259,536    $    146,918
--------------------------------------------------------------------------------

(1) Net of foreign taxes on investments of $256,424 and $62,412 for Janus Mercury Fund and Janus Orion Fund, respectively.

See Notes to Financial Statements.

36  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six month period ended                 Janus           Janus           Janus           Janus           Janus
April 30, 2004 (unaudited)                    Mercury         Olympus          Orion          Twenty          Venture
(all numbers in thousands)                     Fund            Fund            Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                 $        298    $        208    $        137    $      8,936    $         12
  Securities lending income                         419             254              56             391             301
  Dividends                                      20,579           8,936           3,131          45,713             634
  Dividends from affiliates                          --              --              --              95             102
  Foreign tax withheld                           (1,308)           (347)           (201)         (1,585)            (13)
-----------------------------------------------------------------------------------------------------------------------
Total Income                                     19,988           9,051           3,123          53,550           1,036
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                  17,172           8,831           1,761          31,021           4,569
  Transfer agent fees and expenses                6,933           3,762             838           9,787           1,459
  Registration fees                                  55              46              11              29              31
  Postage and mailing expenses                      480             521             116             887              84
  Custodian fees                                    106              59              35             193              26
  Printing Expenses                                 566             781             112             900             112
  Audit fees                                         13              10              12              18              12
  Trustees' fees and expenses                        33              15               6              68              11
  Other expenses                                     95              57              25             160              32
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                   25,453          14,082           2,916          43,063           6,336
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                             (25)            (14)            (70)            (41)            (12)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                     25,428          14,068           2,846          43,022           6,324
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                     (5,440)         (5,017)            277          10,528          (5,288)
-----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain/
    (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                     280,675         114,167          61,436          10,307         135,628
  Net realized gain/(loss) from
    foreign currency transactions                (4,718)         (1,846)           (122)         (9,736)           (303)
  Change in net unrealized appreciation/
    (depreciation) of investments and
    foreign currency translations               102,650(1)      (29,496)        (17,522)(1)   1,127,032         (62,204)
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments                         378,607          82,825          43,792       1,127,603          73,121
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                $    373,167    $     77,808    $     44,069    $  1,138,131    $     67,833
-----------------------------------------------------------------------------------------------------------------------

                                          Janus Growth Funds  April 30, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Janus                           Janus
For the six month period ended April 30, 2004                          Fund                       Enterprise Fund
(unaudited) and for the fiscal year ended
October 31, 2003 (all numbers in thousands)                     2004           2003            2004            2003
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $    (11,892)   $    (26,961)   $     (3,985)   $     (7,931)
  Net realized gain/(loss) from investment
    and foreign currency transactions                           420,676        (567,676)         70,599         (22,692)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations           (149,248)      3,954,718          80,304         517,019
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                     259,536       3,360,081         146,918         486,396
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --              --              --              --
  Net realized gain/(loss) from investment transactions*             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   556,818       1,436,356         117,822         443,246
  Shares issued in connection with acquistion*                      N/A         199,286             N/A          80,137
  Reinvested dividends and distributions                             --              --              --              --
  Shares repurchased                                         (3,069,519)     (3,889,686)       (369,632)       (947,265)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions      (2,512,701)     (2,254,044)       (251,810)       (423,882)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        (2,253,165)      1,106,037        (104,892)         62,514
Net Assets:
  Beginning of period                                        17,426,458      16,320,421       1,916,706       1,854,192
-----------------------------------------------------------------------------------------------------------------------
  End of period                                            $ 15,173,293    $ 17,426,458    $  1,811,814    $  1,916,706
-----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchase of securities                                   $    921,776    $  3,496,619    $    259,780    $    526,086
  Proceeds from sales of securities                           3,483,518       5,903,698         490,621         844,419
  Purchases of long-term U.S. Government obligations                 --              --              --              --
  Proceeds from sales of long-term
    U.S. Government obligations                                      --              --              --              --

-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                $    (11,892)             --    $     (3,985)             --
-----------------------------------------------------------------------------------------------------------------------

*See Notes 3 and 5 in Notes to Financial Statements.

See Notes to Financial Statements.

38  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      Janus                            Janus
For the six month period ended April 30, 2004                      Mercury Fund                    Olympus Fund
(unaudited) and for the fiscal year ended
October 31, 2003 (all numbers in thousands)                    2004            2003            2004            2003
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $     (5,440)   $    (15,594)   $     (5,017)   $     (3,315)
  Net realized gain/(loss) from investment
    and foreign currency transactions                           275,957        (241,542)        112,321          59,224
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            102,650       1,258,383         (29,496)        462,250
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                     373,167       1,001,247          77,808         518,159
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --              --              --              --
  Net realized gain/(loss) from investment transactions*             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   224,068       1,325,788         114,521         232,374
  Shares issued in connection with acquistion*                      N/A             N/A             N/A         454,629
  Reinvested dividends and distributions                             --              --              --              --
  Shares repurchased                                           (889,505)     (2,078,912)       (430,627)       (569,120)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        (665,437)       (753,124)       (316,106)        117,883
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (292,270)        248,123        (238,298)        636,042
Net Assets:
  Beginning of period                                         5,282,164       5,034,041       2,772,209       2,136,167
-----------------------------------------------------------------------------------------------------------------------
  End of period                                            $  4,989,894    $  5,282,164    $  2,533,911    $  2,772,209
-----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchase of securities                                   $    962,770    $  2,623,781    $  1,027,671    $  1,901,991
  Proceeds from sales of securities                           1,671,068       3,330,355       1,348,443       2,058,190
  Purchases of long-term U.S. Government obligations                 --              --              --              --
  Proceeds from sales of long-term
    U.S. Government obligations                                      --              --              --              --

-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                $     (5,440)             --    $     (5,019)   $         (2)
-----------------------------------------------------------------------------------------------------------------------

                                                                     Janus                            Janus
For the six month period ended April 30, 2004                      Orion Fund                      Twenty Fund
(unaudited) and for the fiscal year ended
October 31, 2003 (all numbers in thousands)                    2004            2003            2004            2003
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $        277    $     (1,859)   $     10,528    $     50,247
  Net realized gain/(loss) from investment
    and foreign currency transactions                            61,314          14,147             571        (643,338)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            (17,522)        106,055       1,127,032       1,743,101
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                      44,069         118,343       1,138,131       1,150,010
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --              --         (47,904)        (70,146)
  Net realized gain/(loss) from investment transactions*             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions             --              --         (47,904)        (70,146)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                    73,575         125,593         255,373         701,658
  Shares issued in connection with acquistion*                      N/A             N/A             N/A             N/A
  Reinvested dividends and distributions                             --              --          46,952          68,636
  Shares repurchased                                            (83,891)       (151,686)     (1,984,103)     (2,135,909)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (10,316)        (26,093)     (1,681,778)     (1,365,615)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                            33,753          92,250        (591,551)       (285,751)
Net Assets:
  Beginning of period                                           513,708         421,458       9,821,492      10,107,243
-----------------------------------------------------------------------------------------------------------------------
  End of period                                            $    547,461    $    513,708    $  9,229,941    $  9,821,492
-----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchase of securities                                   $    233,658    $    315,394    $    980,453    $  3,750,550
  Proceeds from sales of securities                             253,309         297,046       2,099,218       3,937,360
  Purchases of long-term U.S. Government obligations                 --              --              --              --
  Proceeds from sales of long-term
    U.S. Government obligations                                      --              --          47,236              --

-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                $        252    $        (25)   $      7,806    $     45,181
-----------------------------------------------------------------------------------------------------------------------

                                                                      Janus
For the six month period ended April 30, 2004                      Venture Fund
(unaudited) and for the fiscal year ended
October 31, 2003 (all numbers in thousands)                    2004            2003
---------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $     (5,288)   $     (6,581)
  Net realized gain/(loss) from investment
    and foreign currency transactions                           135,325          99,308
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            (62,204)        389,725
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                      67,833         482,452
---------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             --              --
  Net realized gain/(loss) from investment transactions*             --              --
---------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions             --              --
---------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                    38,766          52,765
  Shares issued in connection with acquistion*                      N/A         273,865
  Reinvested dividends and distributions                             --              --
  Shares repurchased                                           (136,079)       (173,047)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (97,313)        153,583
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           (29,480)        636,035
Net Assets:
  Beginning of period                                         1,392,358         756,323
---------------------------------------------------------------------------------------
  End of period                                            $  1,362,878    $  1,392,358
---------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchase of securities                                   $    451,451    $    736,672
  Proceeds from sales of securities                             543,957         865,938
  Purchases of long-term U.S. Government obligations                 --              --
  Proceeds from sales of long-term
    U.S. Government obligations                                      --              --

---------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                $     (5,288)             --
---------------------------------------------------------------------------------------

                                          Janus Growth Funds  April 30, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the                                                    JANUS FUND
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31      2004           2003           2002           2001           2000           1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     22.52    $     18.39    $     22.11    $     44.00    $     42.78    $     27.97
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.02)            --             --             --             --             --
   Net gains/(losses) on securities
      (both realized and unrealized)               0.32           4.13          (3.72)        (17.50)          6.44          15.63
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.30           4.13          (3.72)        (17.50)          6.44          15.63
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*           --             --             --             --             --             --
   Distributions (from capital gains)*               --             --             --          (4.39)         (5.22)          (.82)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --             --             --          (4.39)         (5.22)          (.82)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     22.82    $     22.52    $     18.39    $     22.11    $     44.00    $     42.78
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    1.33%         22.46%        (16.82)%      (43.42)%         15.60%         56.75%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $15,173,293    $17,426,458    $16,320,421    $23,513,436    $46,467,747    $35,834,730
Average Net Assets for the Period
  (in thousands)                            $16,648,387    $16,206,681    $21,651,285    $34,254,548    $45,103,049    $28,993,305
Ratio of Gross Expenses to
   Average Net Assets***(1)                       0.90%          0.89%          0.85%          0.84%          0.85%          0.85%
Ratio of Net Expenses to
   Average Net Assets***(1)                       0.90%          0.89%          0.84%          0.83%          0.84%          0.84%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     (0.14)%        (0.17)%        (0.24)%        (0.16)%        (0.19)%        (0.14)%
Portfolio Turnover Rate***                          11%            22%            27%            51%            65%            63%


For a share outstanding during the                                              JANUS ENTERPRISE FUND
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31      2004           2003           2002           2001           2000           1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     30.02    $     22.93    $     29.67    $     68.41    $     58.64    $     32.33
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:                 (.07)
   Net investment income/(loss)                                     --             --             --             --             --
   Net gains/(losses) on securities
      (both realized and unrealized)               2.51           7.09          (6.74)        (38.74)         13.10          30.61
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   2.44           7.09          (6.74)        (38.74)         13.10          30.61
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*           --             --             --             --             --             --
   Distributions (from capital gains)*               --             --             --             --          (3.33)         (4.30)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --             --             --             --          (3.33)         (4.30)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     32.46    $     30.02    $     22.93    $     29.67    $     68.41    $     58.64
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    8.13%         30.92%       (22.72)%       (56.63)%         22.29%        104.09%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $ 1,811,814    $ 1,916,706    $ 1,854,192    $ 3,071,818    $ 8,084,564    $ 2,329,698
Average Net Assets for the Period
   (in thousands)                           $ 1,881,147    $ 1,741,680    $ 2,518,273    $ 4,858,360    $ 7,265,824    $ 1,126,839
Ratio of Gross Expenses to
   Average Net Assets***(1)                       1.02%          1.02%          0.93%          0.92%          0.90%          0.98%
Ratio of Net Expenses to
   Average Net Assets***(1)                       1.02%          1.02%          0.90%          0.90%          0.88%          0.95%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     (0.43)%        (0.46)%        (0.43)%        (0.55)%        (0.65)%        (0.67)%
Portfolio Turnover Rate***                          28%            32%            64%            85%            80%            98%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

40  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                               JANUS MERCURY FUND
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31      2004           2003           2002           2001           2000           1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     18.14    $     14.92    $     19.14    $     40.59    $     35.65    $     20.77
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.02)            --             --            .04            .03             --
   Net gains/(losses) on securities
      (both realized and unrealized)               1.31           3.22          (4.18)        (17.05)          8.18          16.89
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.29           3.22          (4.18)        (17.01)          8.21          16.89
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*           --             --           (.04)          (.03)            --             --
   Distributions (from capital gains)*               --             --             --          (4.41)         (3.27)         (2.01)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --             --           (.04)         (4.44)         (3.27)         (2.01)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     19.43    $     18.14    $     14.92    $     19.14    $     40.59    $     35.65
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    7.11%         21.58%       (21.88)%       (46.21)%         22.99%         86.02%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $ 4,989,894    $ 5,282,164    $ 5,034,041    $ 7,910,482    $16,347,935    $ 9,059,883
Average Net Assets for the Period
   (in thousands)                           $ 5,312,845    $ 5,088,567    $ 6,783,864    $11,243,108    $15,903,790    $ 5,258,427
Ratio of Gross Expenses to
   Average Net Assets***(1)                       0.96%          0.96%          0.94%          0.89%          0.89%          0.93%
Ratio of Net Expenses to
   Average Net Assets***(1)                       0.96%          0.95%          0.92%          0.88%          0.88%          0.91%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     (0.21)%        (0.31)%        (0.07)%          0.16%          0.08%        (0.39)%
Portfolio Turnover Rate***                          37%            54%            97%            83%            71%            89%

For a share outstanding during the                                               JANUS OLYMPUS FUND
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31      2004           2003           2002           2001           2000           1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     25.22    $     20.60    $     24.59    $     50.50    $     40.87    $     21.70
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.05)            --(2)          --            .13            .21            .02
   Net gains/(losses) on securities
      (both realized and unrealized)                .71           4.62          (3.88)        (25.42)         11.21          19.15
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    .66           4.62          (3.88)        (25.29)         11.42          19.17
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*           --             --           (.11)          (.23)          (.01)            --
   Distributions (from capital gains)*               --             --             --           (.39)         (1.78)            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --             --           (.11)          (.62)         (1.79)            --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     25.88    $     25.22    $     20.60    $     24.59    $     50.50    $     40.87
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    2.62%         22.38%       (15.89)%       (50.61)%         28.05%         88.34%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $ 2,533,911    $ 2,772,209    $ 2,136,167    $ 3,074,317    $ 7,695,784    $ 3,887,448
Average Net Assets for the
   Period (in thousands)                    $ 2,732,162    $ 2,378,814    $ 2,882,934    $ 4,767,090    $ 7,594,158    $ 2,268,894
Ratio of Gross Expenses to
   Average Net Assets***(1)                       1.04%          0.99%          0.94%          0.91%          0.91%          0.95%
Ratio of Net Expenses to
   Average Net Assets***(1)                       1.04%          0.98%          0.91%          0.89%          0.90%          0.93%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     (0.37)%        (0.14)%        (0.13)%          0.34%          0.51%          0.06%
Portfolio Turnover Rate***                          77%            84%            90%           118%            96%            91%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended October 31, 2003.

See Notes to Financial Statements.

                                          Janus Growth Funds  April 30, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six month period ended April 30, 2004                                     JANUS ORION FUND
(unaudited) and through each fiscal year
or period ended October 31                         2004           2003           2002           2001        2000(1)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $      5.64    $      4.33    $      5.21    $      8.81    $     10.00
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                      --(2)          --(2)          --             --            .02
   Net gains/(losses) on securities
      (both realized and unrealized)                .50           1.31           (.88)         (3.58)         (1.21)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    .50           1.31           (.88)         (3.58)         (1.19)
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*           --             --             --           (.02)            --
   Distributions (from capital gains)*               --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --             --             --           (.02)            --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $      6.14    $      5.64    $      4.33    $      5.21    $      8.81
-------------------------------------------------------------------------------------------------------------------
Total Return**                                    8.87%         29.95%       (16.70)%       (40.69)%       (11.90)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   547,461    $   513,708    $   421,458    $   602,303    $ 1,127,628
Average Net Assets for the Period
   (in thousands)                           $   544,768    $   431,124    $   562,457    $   762,142    $ 1,086,834
Ratio of Gross Expenses to
   Average Net Assets***(3)                       1.08%          1.10%          1.09%          1.06%          1.14%
Ratio of Net Expenses to
   Average Net Assets***(3)                       1.05%          1.08%          1.04%          1.03%          1.12%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                       0.10%        (0.43)%        (0.30)%        (0.06)%          0.82%
Portfolio Turnover Rate***                          91%            72%           161%           206%            35%

For a share outstanding during the                                                JANUS TWENTY FUND
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31      2004           2003           2002           2001           2000           1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     34.06    $     30.47    $     36.31    $     71.07    $     69.72    $     42.98
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     .05            .17            .21            .32             --            .21
   Net gains/(losses) on securities
      (both realized and unrealized)               4.18           3.63          (5.71)        (33.33)          5.62          26.97
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   4.23           3.80          (5.50)        (33.01)          5.62          27.18
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*         (.17)          (.21)          (.34)            --          (0.19)          (.14)
   Distributions (from capital gains)*               --             --             --          (1.75)         (4.08)          (.30)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.17)          (.21)          (.34)         (1.75)         (4.27)          (.44)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     38.12    $     34.06    $     30.47    $     36.31    $     71.07    $     69.72
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   12.44%         12.60%       (15.35)%       (47.43)%          7.40%         63.51%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $ 9,229,941    $ 9,821,492    $10,107,243    $14,378,453    $31,008,266    $28.793,112
Average Net Assets for the Period
   (in thousands)                           $ 9,600,382    $ 9,749,457    $12,572,984    $20,320,750    $34,528,876    $22,206,982
Ratio of Gross Expenses to
   Average Net Assets***(3)                       0.90%          0.88%          0.84%          0.84%          0.86%          0.88%
Ratio of Net Expenses to
   Average Net Assets***(3)                       0.90%          0.88%          0.83%          0.84%          0.85%          0.87%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                       0.22%          0.52%          0.56%          0.63%        (0.13)%          0.40%
Portfolio Turnover Rate***                          21%            44%            53%            50%            27%            40%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Fiscal period from June 30, 2000 (inception date) through October 31, 2000.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

42  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                               JANUS VENTURE FUND
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31      2004           2003           2002           2001           2000           1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     47.77    $     31.59    $     36.99    $     82.39    $     89.71    $     49.81
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.19)            --             --             --             --             --
   Net gains/(losses) on securities
      (both realized and unrealized)               2.53          16.18          (5.40)        (29.02)          6.94          44.31
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   2.34          16.18          (5.40)        (29.02)          6.94          44.31
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*           --             --             --             --             --             --
   Distributions (from capital gains)*               --             --             --         (16.38)        (14.26)         (4.41)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --             --             --         (16.38)        (14.26)         (4.41)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     50.11    $     47.77    $     31.59    $     36.99    $     82.39    $     89.71
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    4.90%         51.22%       (14.60)%       (40.67)%          3.79%         94.42%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $ 1,362,878    $ 1,392,358    $   756,323    $ 1,009,278    $ 1,922,649    $ 1,860,355
Average Net Assets for the Period
   (in thousands)                           $ 1,413,570    $   988,156    $   992,760    $ 1,312,759    $ 2,504,381    $ 1,350,642
Ratio of Gross Expenses to
   Average Net Assets***(1)                       0.90%          0.94%          0.88%          0.87%          0.87%          0.93%
Ratio of Net Expenses to
   Average Net Assets***(1)                       0.90%          0.93%          0.87%          0.86%          0.86%          0.92%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     (0.75)%        (0.67)%        (0.73)%        (0.36)%        (0.35)%        (0.55)%
Portfolio Turnover Rate***                          65%            75%            90%            70%            87%           104%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

                                          Janus Growth Funds  April 30, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited)

Dow Jones Industrial Average  A price-weighted average of 30 actively traded
                              Blue-Chip Stocks.

NASDAQ Composite              The National Association of Securities Dealers
Stock Index                   Automated Quotation System is a nation wide
                              computerized quotation system for over 5,500 over-the-counter stocks. The index is com-piled of more than 4,800 stocks that are traded via this system.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index     Measures the performance of those Russell 2000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index         Measures the performance of the 2,000 smallest
                              companies in the Russell 3000 Index.

Russell Midcap Growth Index   Consists of stocks from the Russell MidCap Index
                              with a greater-than-average growth orientation.
                              The Russell MidCap Index consists of the smallest
                              800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Russell Top 200               Measures the performance of those Russell Top 200
Growth Index                  companies with higher price-to-book ratios
                              and higher forecated growth values. The stocks are also members of the Russell 1000 Growth Index. The
                              Russell Top 200 Growth Index began December 30,
                              1985.

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index          An unmanaged group of 400 domestic stocks chosen
                              for their market size, liquidity and industry group representation.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                           American Depositary Receipt

ETD                           Euro Time Deposit

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

NVDR                          Non-Voting Depositary Receipt

PLC                           Public Limited Company

   * Non-income-producing security.
  ** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(beta) Security is illiquid.
   # Loaned security, a portion or all of the security is on loan as of April
     30, 2004.
   + The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(sigma) Fair valued security.
   o Security is a defaulted security.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                   Value as
                                    Acquisition    Acquisition                       % of
                                        Date           Cost            Value      Net Assets
--------------------------------------------------------------------------------------------
Janus Venture Fund
Authentidate Holding Corp.             1/28/04     $18,012,500     $13,217,900        1.0%
Infocrossing, Inc.                    10/16/03     $11,715,000     $21,462,596        1.6%
Infocrossing, Inc.(sigma)              3/24/04      $4,200,000      $5,126,400        0.4%
TransAct Technologies, Inc.(sigma)     4/26/04      $5,999,988      $6,267,850        0.4%
Ultimate Software Group, Inc.          7/14/03      $7,950,000     $15,750,000        1.1%
--------------------------------------------------------------------------------------------
                                                   $47,877,488     $61,824,746        4.5%
--------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of April 30, 2004. The issuer incurs all registration costs.

44  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited) (continued)

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2004.

                                                 Purchases                         Sales
                                          Shares            Cost            Shares           Cost
-----------------------------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.                      --               --          752,600   $   18,847,287
Linear Technology Corp.                         --               --          300,000        5,467,451
Maxim Integrated Products, Inc.                 --               --          100,000        4,971,210
MGIC Investment Corp.                           --               --        1,111,850       77,311,653
Univision Communications, Inc.
  - Class A                                     --               --          100,001        4,731,517
Winnebago Industries, Inc.(1)                   --               --          104,495        4,772,287
-----------------------------------------------------------------------------------------------------
                                                                 --                    $  116,101,405
-----------------------------------------------------------------------------------------------------
Janus Venture Fund
1-800-FLOWERS.COM, Inc.                    787,855   $    7,821,726               --               --
Authentidate Holding Corp.               1,310,000       18,012,500               --               --
Euronet Worldwide, Inc.                     36,121          586,532          100,000   $    1,874,727
Mikohn Gaming Corp.                             --               --          400,000        2,976,863
Neoware Systems, Inc.                      136,700        1,661,915               --               --
Odyssey Marine Exploration, Inc.         1,766,325        7,153,616               --               --
Restoration Hardware, Inc.                 173,711          999,735               --               --
STAAR Surgical Co.                              --               --               --               --
TALX Corp.                                      --               --               --               --
Tier Technologies, Inc. - Class B               --               --               --               --
TransAct Technologies, Inc.(2)             194,823          268,429                1                7
Ultimate Software Group, Inc.                   --               --               --               --
-----------------------------------------------------------------------------------------------------
                                                     $   36,504,453                    $    4,851,597
-----------------------------------------------------------------------------------------------------

                                          Realized       Dividend    Market Value
                                         Gain/(Loss)        Income   at 4/30/04
-------------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.          $    2,339,877                --   $  146,949,161
Linear Technology Corp.                  7,563,529    $    3,558,279      901,000,929
Maxim Integrated Products, Inc.            150,900         3,460,758      992,452,012
MGIC Investment Corp.                    2,604,140           453,675      363,472,983
Univision Communications, Inc.
  - Class A                             (1,074,213)               --      462,067,462
Winnebago Industries, Inc.(1)            2,713,543           196,770       53,716,056
-------------------------------------------------------------------------------------
                                    $   14,297,776    $    7,669,482   $2,919,658,603
-------------------------------------------------------------------------------------
Janus Venture Fund
1-800-FLOWERS.COM, Inc.                         --                --   $   15,388,259
Authentidate Holding Corp.                      --                --       13,217,900
Euronet Worldwide, Inc.             $     (219,219)               --       42,057,361
Mikohn Gaming Corp.                      1,080,306                --        2,597,265
Neoware Systems, Inc.                           --                --        7,484,237
Odyssey Marine Exploration, Inc.                --                --        8,831,625
Restoration Hardware, Inc.                      --                --       12,414,683
STAAR Surgical Co.                              --                --       10,989,489
TALX Corp.                                      --    $      102,182       23,736,948
Tier Technologies, Inc. - Class B               --                --       15,949,266
TransAct Technologies, Inc.(2)                   5                --       11,236,752
Ultimate Software Group, Inc.                   --                --       15,750,000
-------------------------------------------------------------------------------------
                                    $      861,092    $      102,182   $  179,653,785
-------------------------------------------------------------------------------------

(1)  Adjusted for 2 for 1 stock split 3/8/04.
(2)  Adjusted for 1.5 for 1 stock split 4/5/04.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Growth Funds  April 30, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund and Janus Venture Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. Each of the Funds in this report are classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securitites exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (New York time). It is anticipated that sometime during the third calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or are deemed not to be reliable because of events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the closing of the NYSE, then their fair value is determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the close of the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, however, the Fund will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC"). The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts that comply with rule 2a-7 of the 1940 Act relating to money market funds and mutually agreed to by the Funds and the lending agent.

As of April 30, 2004, the following Funds had on loan securities as indicated:

                                 Value at
Fund                          April 30, 2004
---------------------------------------------
Growth
Janus Fund                     $573,556,826
Janus Enterprise Fund           168,766,318
Janus Mercury Fund              155,109,961
Janus Olympus Fund              191,546,853
Janus Orion Fund                 53,737,481
Janus Twenty Fund               169,536,789
Janus Venture Fund              255,924,016


As of April 30, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

46  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

                            Cash Collateral at
Fund                          April 30, 2004
----------------------------------------------
Growth
Janus Fund                     $585,978,514
Janus Enterprise Fund           172,896,713
Janus Mercury Fund              159,111,493
Janus Olympus Fund              196,179,818
Janus Orion Fund                 55,005,244
Janus Twenty Fund               173,756,090
Janus Venture Fund              261,617,181

All cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio, except for Janus Fund and Janus Enterprise Fund which also invested $3,661,133 and $530,132, respectively, in a letter of credit.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations

FORWARD CURRENCY TRANSACTIONS
The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

WHEN-ISSUED SECURITIES
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

INITIAL PUBLIC OFFERINGS
The Funds may invest in Initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITIES TRANSACTIONS
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
The Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

                                          Janus Growth Funds  April 30, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

Starting in August 2004, each Fund's proxy voting record for the one-year period ending each June 30th will be available through www.janus.com and from the SEC through the SEC's website at www.sec.gov.

2. AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each of the Funds' management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody credits received reduce custodian fees. The Funds could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six month period ended April 30, 2004, are noted below.

                        DST Securities, Inc.      Fund
                            Commissions          Expense
Fund                            Paid            Reduction      DST Systems Cost
--------------------------------------------------------------------------------
Growth
Janus Fund                           --                --        $1,457,290
Janus Enterprise Fund                --                --           477,094
Janus Mercury Fund           $    3,000        $    2,251           955,072
Janus Olympus Fund                   --                --           734,929
Janus Orion Fund                     --                --           192,287
Janus Twenty Fund                    --                --           994,468
Janus Venture Fund                   --                --           218,573
--------------------------------------------------------------------------------

48  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six month period ended April 30, 2004, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                              Purchases             Sales           Dividend       Market Value
                                             Shares/Cost         Shares/Cost         Income        at 04/30/04
---------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Twenty Fund                            $595,000,000        $695,000,000        $94,508            --
---------------------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2011.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of April 30, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

---------------------------------------------------------------------------------------------------------------------------
Fund                        Accumulated          Federal Tax        Unrealized           Unrealized        Net Appreciation
                          Capital Losses            Cost           Appreciation        (Depreciation)       /(Depreciation)
---------------------------------------------------------------------------------------------------------------------------
Janus Fund               $(10,310,874,184)    $ 11,454,586,424    $  4,990,884,701    $   (698,770,613)    $  4,292,114,088
Janus Enterprise Fund      (4,703,074,190)       1,520,410,094         517,267,400         (50,308,132)         466,959,268
Janus Mercury Fund         (6,995,773,272)       4,094,545,764       1,185,320,470        (108,928,635)       1,076,391,835
Janus Olympus Fund         (2,168,343,932)       2,350,182,342         477,944,746         (56,406,088)         421,538,658
Janus Orion Fund             (693,693,615)         500,490,992         101,604,263         (19,515,947)          82,088,316
Janus Twenty Fund          (4,769,005,012)       6,935,642,576       2,635,329,699        (156,996,599)       2,478,333,100
Janus Venture Fund           (301,800,002)       1,336,202,491         372,272,210         (85,923,923)         286,348,287
---------------------------------------------------------------------------------------------------------------------------

4. EXPENSES

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

                                          Janus Growth Funds  April 30, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

5. FUND ACQUISITIONS AND FUND REORGANIZATION

On February 28, 2003, Janus Fund acquired all of the net assets of Janus Fund 2 pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Fund in the amount of 11,634,716 shares (valued at $199,285,954) for the 40,874,216 shares of Janus Fund 2, including $6,174,361 of unrealized depreciation. The aggregate net assets of Janus Fund and Janus Fund 2 immediately before the reorganization were $14,357,492,480 and $199,285,954, respectively. The aggregate net assets immediately after the reorganization were $14,556,778,434.

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/(depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                  Acquired        Net Assets
                                                             Acquiring Fund    Acquired Fund   Fund Unrealized       After
Acquiring Fund           Acquired Fund                         Net Assets        Net Assets         AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund    Berger Mid Cap Growth Fund          $1,606,910,637    $  80,137,216    $  4,503,128    $1,687,047,853
Janus Olympus Fund       Berger Growth Fund                   2,070,023,348      454,628,789      15,490,967     2,524,652,137
Janus Venture Fund       Berger Small Company Growth Fund       710,726,618      273,865,379      27,072,956       984,591,997
------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund           Acquired Fund                       Shares Acquired     Shares issued in Acquisition
------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund    Berger Mid Cap Growth Fund             10,093,435                 3,351,814
Janus Olympus Fund       Berger Growth Fund                     83,936,348                21,445,522
Janus Venture Fund       Berger Small Company Growth Fund      166,219,003                 8,536,017
------------------------------------------------------------------------------------------------------------------------------

50  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

                                                                                   Janus                     Janus
For the six month period ended April 30, 2004            Janus                  Enterprise                  Mercury
(unaudited) and for the fiscal year ended                Fund                      Fund                      Fund
October 31, 2003 (all numbers in thousands)        2004         2003         2004         2003         2004         2003

--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                      23,925       74,063        3,694       17,703       11,371       84,810
  Shares issued in connection with acquisition*       N/A       11,635          N/A        3,352          N/A          N/A
  Reinvested distributions                             --           --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Total                                              23,925       85,698        3,694       21,055       11,371       84,810
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                             (132,728)    (199,320)     (11,723)     (38,066)     (45,732)    (131,121)
Net Increase/(Decrease) in Fund Shares           (108,803)    (113,622)      (8,029)     (17,011)     (34,361)     (46,311)
Shares Outstanding, Beginning of Period           773,775      887,397       63,851       80,862      291,174      337,485
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                 664,972      773,775       55,822       63,851      256,813      291,174
--------------------------------------------------------------------------------------------------------------------------

                                                         Janus
For the six month period ended April 30, 2004           Olympus
(unaudited) and for the fiscal year ended                Fund
October 31, 2003 (all numbers in thousands)        2004         2003

--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                       4,341       10,684
  Shares issued in connection with acquisition*       N/A       21,446
  Reinvested distributions                             --           --
--------------------------------------------------------------------------------
Total                                               4,341       32,130
--------------------------------------------------------------------------------
  Shares Repurchased                              (16,371)     (25,893)
Net Increase/(Decrease) in Fund Shares            (12,030)       6,237
Shares Outstanding, Beginning of Period           109,943      103,706
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                  97,913      109,943
--------------------------------------------------------------------------------

                                                          Janus                     Janus                     Janus
For the six month period ended April 30, 2004             Orion                    Twenty                    Venture
(unaudited) and for the fiscal year ended                 Fund                      Fund                      Fund
October 31, 2003 (all numbers in thousands)        2004         2003         2004         2003         2004         2003

--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                      11,988       26,050        6,942       22,587          769        1,354
  Shares issued in connection with acquisition*       N/A          N/A          N/A          N/A          N/A        8,536
  Reinvested distributions                             --           --        1,362        2,336           --           --
--------------------------------------------------------------------------------------------------------------------------
Total                                              11,988       26,050        8,304       24,923          769        9,890
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                              (13,815)     (32,386)     (54,534)     (68,250)      (2,720)      (4,682)
Net Increase/(Decrease) in Fund Shares             (1,827)      (6,336)     (46,230)     (43,327)      (1,951)       5,208
Shares Outstanding, Beginning of Period            91,035       97,371      288,365      331,692       29,148       23,940
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                  89,208       91,035      242,135      288,365       27,197       29,148
--------------------------------------------------------------------------------------------------------------------------

*See Note 5 in Notes to Financial Statements.

                                          Janus Growth Funds  April 30, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

7. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Division of Securities and the Colorado Attorney General ("COAG"), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies, including the National Association of Securities Dealers, the West Virginia Attorney General, the Florida Department of Financial Services, the NYAG, the SEC, the COAG, the Colorado Division of Securities and one or more U.S. Attorney offices, relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in Fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Trustees in connection with the review and approval of management contracts related to the Funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering Influenced and Corrupt Organizations Act.

The "market timing" lawsuits include actions purportedly on behalf of a class of Fund investors, cases allegedly brought on behalf of the Funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in

52  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Funds, the Janus fund Trustees, officers of the Funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures.

In addition to the "market timing" actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future.

Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                          Janus Growth Funds  April 30, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL
STATEMENTS (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars. Holdings are subject to change without notice.

A summary of investments by country is provided if the Fund invested in foreign securities in the period or year ended. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

54  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions. The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset (Gross Expense Ratio) and after expense offsets (Net Expense Ratio). The expense ratios listed in the Financial Highlights reflect total expenses prior to any waivers or reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                          Janus Growth Funds  April 30, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

56  Janus Growth Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Growth Funds  April 30, 2004  57

-------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.
        ----------------------------------------------------------------

     GROWTH

     Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

     INTERNATIONAL & GLOBAL

     Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

     CORE

     Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

     RISK-MANAGED

     Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

     VALUE

     Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

     INCOME

     Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

     FOR MORE INFORMATION ABOUT OUR FUNDS, GO TO www.janus.com.

     [LOGO] JANUS CAPITAL                   151 Detroit Street
                   Group                    Denver, CO 80206
                                            1-800-525-3713

     This material must be preceded or accompanied by a prospectus. (4/04) Funds distributed by Janus Distributors LLC

     C-0504-158                                                 111-24-103 06-04

-------------------
-------------------

                                                          ----------------------
                                                          2004 SEMIANNUAL REPORT
                                                          ----------------------

              JANUS INTERNATIONAL & GLOBAL FUNDS
              ------------------------------------------------------------------

                    Janus Global Life Sciences Fund

                    Janus Global Opportunities Fund

                    Janus Global Technology Fund

                    Janus Overseas Fund

                    Janus Worldwide Fund

                                                            [LOGO] JANUS CAPITAL
                                                                          Group

-------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

JANUS INTERNATIONAL & GLOBAL FUNDS
     Schedules of Investments
          Janus Global Life Sciences Fund ...........................     2
          Janus Global Opportunities Fund ...........................     6
          Janus Global Technology Fund ..............................     9
          Janus Overseas Fund .......................................    13
          Janus Worldwide Fund ......................................    17
     Statements of Assets and Liabilities ...........................    22
     Statements of Operations .......................................    23
     Statements of Changes in Net Assets ............................    24
     Financial Highlights ...........................................    26
     Notes to Schedules of Investments ..............................    29
     Notes to Financial Statements ..................................    32
     Explanations of Charts, Tables and Financial Statements ........    40

--------------------------------------------------------------------------------

A MESSAGE REGARDING PORTFOLIO MANAGER COMMENTARY: To provide our shareholders with more timely and comprehensive updates on their funds, we will now provide portfolio manager commentaries five times per year. Quarterly commentaries and other timely fund information will be available in the Fund Updates section of janus.com and will be offered in place of the portfolio manager letters in April 30 semiannual reports. Shareholders will continue to receive a comprehensive annual letter from portfolio managers in the October 31 annual report which will be available at year end. Going forward, semiannual and annual reports will continue to provide a complete list of fund holdings, performance information and other important details about Janus funds.

--------------------------------------------------------------------------------

Below is a schedule of planned communications regarding your investment with
Janus:

INVESTMENT UPDATE:         WHEN AVAILABLE:            WHERE YOU CAN FIND IT:
Quarterly Review
(prior calendar quarter)   January, April, July,      www.janus.com;
                           October                    Fund Updates section
Annual Review
(funds' fiscal year-
November 1 through
October 31)                December                   www.janus.com;
                                                      Fund Updates section
                                                      Annual Report (sent by
                                                      U.S. mail or e-mail)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Dear Shareholder,

Let me begin by telling you how excited I am to be associated with Janus. As a shareholder of the funds, I'm sure you already know many of the things that make Janus unique. To me, it is a research-driven firm with an impressive heritage of delivering exceptional long-term performance to its shareholders. I am proud to be a part of continuing that heritage into the future.

There are three main reasons why I decided to join Janus as Chief Investment Officer. First, I believe the research at Janus is the best I've ever seen. In a prior job as a sell-side analyst, I had the opportunity to get an inside look at the passion, intensity and energy that characterized investment debates at Janus. That positive impression has only been reinforced in the short time I have been part of the team. Given my analyst background, I share the same zeal for getting the story right behind every investment.

Second, the people at Janus are special. From the individuals at our call center, to the sales and marketing staff, to the person who actually manages your money, all of our employees are passionate about winning, and passionate about setting the pace, not following it. The esprit de corps of the firm is quite remarkable.

Third, Janus is an investment-centric firm. By that I mean we focus on our core competency of managing our shareholders' money. Delivering performance remains at the heart of what we do and we constantly reinvest in our core business toward that end.

My role at Janus will be to oversee the investment team and drive investment returns. In an attempt to safeguard the consistency and quality of the investment process, I plan to play devil's advocate with the portfolio managers, to poke and prod their investment decisions. I will take full responsibility for the performance of the team, making sure that portfolio managers have the tools and resources needed to make wise decisions.

Like any solid organization, there is always room to improve. I have communicated to the investment team the following enhancements that I plan to focus on during the next two quarters. For starters, I plan on expanding our coverage of international stocks. In this era of increased globalization, I believe sectors are more important than countries and our research needs to be borderless. In addition, we need to make sure that our research edge provides a solid foundation from which we can invest with conviction. Of course, the flipside of this exercise is to have the proper risk controls in place to serve as an early warning system when fundamentals begin to deteriorate and stocks need to be trimmed or sold.

Furthermore, I want to improve communication so that analysts and portfolio managers are sharing their best ideas and discussing how topical events may impact portfolios. Collectively, I believe we can arrive at better investment decisions through debate and idea sharing versus acting in isolation. These are the initiatives I will be focusing on in the initial phase of my tenure at Janus. I look forward to circling back with you in the fall and providing an update on our progress.

Turning to the markets, after finishing last year on a strong note, stocks have treaded water during the first few months of 2004, as concerns about rising interest rates, war, and oil prices have offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index rose 6.3% during the six-month time period ended 4/30/04, after rising 15.6% in the six months ended 10/31/03. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted returns of 5.4% and -0.6%, respectively.

Notwithstanding the moderate returns of the market, my message to you today is that we like what we are hearing from our company contacts. Enterprise spending is improving as corporate profits accelerate. After two years of balance sheet repair, CEOs are again thinking strategically about how to grow their businesses. This is a very encouraging development that we feel is being underappreciated in the marketplace at the current time. Yes, interest rates are likely to be higher 12 months from now, but we believe that the strength of the economy and an improvement in corporate profits will overpower any dampening effect caused by a rising interest rate environment.

While the market in 2003 could be characterized as broad-based as the economy began its recovery, we believe that the market will be much more selective in 2004. I think the expected "stock-picker's" market will play to our strength of identifying companies that are investing in their businesses, growing their market share, and capitalizing on technological and infrastructural change throughout the world. Indeed, I believe the recent improved performance of our funds provides evidence that our research process remains strong and that our portfolios are properly positioned to capitalize on continuing growth in the global economy.

It is my belief that Janus' investment process works best during times of "normal" economic activity (3%-4% GDP growth, 10%-12% corporate profit growth). We are now moving into the middle innings of this economic recovery, which has followed fairly normal patterns to date compared to historical recoveries. Therefore, I am optimistic of continued strong performance by our funds in this environment.

In closing, let me thank you again for your loyalty to Janus. As a shareholder of our funds, you have our absolute faithfulness in return. I believe that we face a very bright future together.

Sincerely,

/s/ Gary Black

Gary Black
President and Chief Investment Officer

Past performance is no guarantee of future results.

                           Janus International & Global Funds  April 30, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND (unaudited)                    Portfolio Manager
                                                                   Thomas Malley

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Global Life Sciences        S&P 500(R) Index
Fund

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                         Fiscal      One       Five     Since
                                      Year-to-date   Year      Year   Inception*
     ---------------------------------------------------------------------------
     Janus Global Life Sciences Fund      19.51%    35.66%    11.17%    11.04%
     ---------------------------------------------------------------------------
     S&P 500(R)Index                       6.27%    22.88%   (2.26)%   (0.53)%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - December 31, 1998

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its net assets in securities of companies that the portfolio manager believes have a life sciences orientation. At least 25% of the Fund's total assets will normally be invested in the healthcare, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology industry groups.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 1.7%

Common Stock - Foreign - 23.8%

Common Stock - Domestic - 74.5%

Number of Stocks: 79
Top 10 Equities: 26.0%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

2  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                             April 30, 2004     October 31, 2003

Genentech, Inc.                                        3.2%                 4.0%
Alcon, Inc. (New York Shares)                          3.1%                 2.9%
Roche Holding A.G.                                     3.0%                 3.7%
Anthem, Inc.                                           2.6%                 2.9%
Smith & Nephew PLC                                     2.5%                 2.3%
Amgen, Inc.                                            2.4%                 3.9%
Ligand Pharmaceuticals, Inc.                           2.4%                 1.6%
Pfizer, Inc.                                           2.3%                 2.6%
Cephalon, Inc.                                         2.3%                  --
Tyco International, Ltd.
  (New York Shares)                                    2.2%                 1.9%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                 S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
                                                               Janus Global Life
                                                    S&P 500        Sciences Fund

Medical - Drugs                                        6.7%                29.4%
Medical - Biomedical and Genetic                       1.2%                17.6%
Medical Products                                       2.3%                 9.1%
Therapeutics                                           N/A                  8.6%
Medical - HMO                                          0.8%                 7.4%
Medical Instruments                                    1.2%                 5.6%
Pharmacy Services                                      0.3%                 4.3%
Optical Supplies                                       0.0%                 3.8%
Medical - Generic Drugs                                0.1%                 3.0%
Instruments - Scientific                               0.1%                 2.7%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

                           Janus International & Global Funds  April 30, 2004  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Schedule of Investments (Unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.3%
Diagnostic Equipment - 1.7%
   1,094,885   Cytyc Corp.* ...................................    $ 23,430,539

Diversified Operations - 2.2%
   1,117,845   Tyco International, Ltd. (New York Shares) .....      30,684,845

Drug Delivery Systems - 0.8%
     382,193   Atrix Laboratories, Inc.*,# ....................      11,526,941

Hospital Beds and Equipment - 0.6%
     154,990   Kinetic Concepts, Inc.* ........................       7,501,516

Instruments - Scientific - 2.7%
     410,490   Fisher Scientific International, Inc.* .........      24,034,189
     630,590   PerkinElmer, Inc. ..............................      12,138,858

                                                                     36,173,047

Medical - Biomedical and Genetic - 17.6%
     593,355   Amgen, Inc.* ...................................      33,388,086
     243,950   Biocon, Ltd.* ..................................       3,291,432
     460,054   Biogen Idec, Inc.* .............................      27,143,186
      88,265   Cambridge Antibody Technology
                 Group PLC*,** ................................         887,502
     325,950   Celgene Corp.*,# ...............................      16,848,356
     209,275   Chiron Corp.*,# ................................       9,710,360
     354,235   Genentech, Inc.*,# .............................      43,500,059
     590,655   Genzyme Corp.* .................................      25,728,932
     451,544   ICOS Corp.*,# ..................................      14,444,893
   1,253,330   Incyte Corp.*,# ................................       9,951,440
     177,250   Invitrogen Corp.*,# ............................      12,802,768
     478,165   Millennium Pharmaceuticals, Inc.*,# ............       7,167,693
     705,945   Nektar Therapeutics* ...........................      14,295,386
     295,570   Neurochem, Inc. (New York Shares)*,# ...........       7,208,952
     287,940   Protein Design Labs, Inc.* .....................       7,048,771
     446,510   Seattle Genetics, Inc.* ........................       3,706,033
     153,620   Telik, Inc.* ...................................       3,605,461

                                                                    240,729,310

Medical - Drugs - 29.4%
     137,160   Abbott Laboratories ............................       6,037,783
     309,563   Altana A.G.** ..................................      19,704,856
     542,595   Cephalon, Inc.*,# ..............................      30,879,081
   1,184,400   Chugai Pharmaceutical Company, Ltd.** ..........      17,923,501
     708,440   Elan Corporation PLC (ADR)*,**,# ...............      15,302,304
     238,570   Eli Lilly and Co. ..............................      17,608,852
     342,785   Forest Laboratories, Inc.* .....................      22,102,777
     451,265   Ivax Corp.# ....................................       9,611,945
   1,500,000   Ligand Pharmaceuticals, Inc.*,#,ss .............      32,115,000
     270,465   Medicis Pharmaceutical Corp. - Class A .........      11,608,358
     234,297   Merck KGaA** ...................................      12,526,545
     573,127   Novartis A.G.** ................................      25,548,928
     280,745   OSI Pharmaceuticals, Inc.*,# ...................      20,716,174
     889,810   Pfizer, Inc. ...................................      31,819,606
     275,835   Pharmion Corp.*,# ..............................       5,933,211
     286,310   POZEN, Inc.*,# .................................       3,389,910
     153,880   Rigel Pharmaceuticals, Inc.*,# .................       3,263,795
     389,477   Roche Holding A.G.**,# .........................      40,852,129
     464,200   Sankyo Company, Ltd.** .........................       8,602,139
     299,349   Sanofi-Synthelabo S.A.** .......................      19,018,812
     179,000   Takeda Chemical Industries, Ltd.** .............       7,218,069
     551,415   Valeant Pharmaceuticals International ..........      12,737,687
     701,360   Wyeth ..........................................      26,700,775

                                                                    401,222,237

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Generic Drugs - 3.0%
     432,715   Barr Pharmaceuticals, Inc.* ....................    $ 17,923,055
      39,720   Eon Labs, Inc.* ................................       2,611,590
     107,555   Mylan Laboratories, Inc. .......................       2,464,085
     301,370   Teva Pharmaceutical Industries, Ltd. (ADR)# ....      18,552,338

                                                                     41,551,068

Medical - HMO - 7.4%
     271,330   Aetna, Inc. ....................................      22,452,558
     402,040   Anthem, Inc.*,# ................................      35,612,703
     394,150   PacifiCare Health Systems, Inc.*,# .............      14,094,804
     479,485   UnitedHealth Group, Inc. .......................      29,478,738

                                                                    101,638,803

Medical - Hospitals - 1.5%
     880,315   Health Management Associates, Inc.
                 - Class A ....................................      20,361,686

Medical Instruments - 5.6%
     446,335   Boston Scientific Corp.* .......................      18,384,539
     323,335   Guidant Corp. ..................................      20,373,338
     263,480   Medtronic, Inc. ................................      13,295,201
     313,175   St. Jude Medical, Inc.* ........................      23,882,725

                                                                     75,935,803

Medical Products - 9.1%
     154,585   Becton, Dickinson and Co.# .....................       7,814,272
     439,020   Biomet, Inc. ...................................      17,341,290
     313,460   EPIX Medical, Inc.*,# ..........................       7,686,039
   3,395,080   Smith & Nephew PLC** ...........................      34,468,579
      20,663   Synthes-Stratec, Inc.** ........................      22,454,240
      86,390   Varian Medical Systems, Inc.* ..................       7,415,718
     338,585   Zimmer Holdings, Inc.* .........................      27,036,012

                                                                    124,216,150

Optical Supplies - 3.8%
     562,015   Alcon, Inc. (New York Shares)** ................      41,729,614
     122,805   Allergan, Inc.# ................................      10,812,980

                                                                     52,542,594

Pharmacy Services - 4.3%
     277,105   Accredo Health, Inc.* ..........................      10,710,108
     902,600   Caremark Rx, Inc.* .............................      30,553,010
     498,425   Medco Health Solutions, Inc.* ..................      17,644,245

                                                                     58,907,363

Therapeutics - 8.6%
     573,170   Abgenix, Inc.*,# ...............................       9,325,476
     378,700   Amylin Pharmaceuticals, Inc.*,# ................       8,482,880
     695,075   Cypress Bioscience, Inc.* ......................      10,099,440
     284,765   Gilead Sciences, Inc.*,# .......................      17,322,255
     200,105   ImClone Systems, Inc.*,# .......................      13,383,022
     483,225   MGI Pharma, Inc.* ..............................      29,872,969
     272,950   Neurocrine Biosciences, Inc.* ..................      17,913,709
     494,890   Vicuron Pharmaceuticals, Inc.*,# ...............      11,288,441

                                                                    117,688,192
--------------------------------------------------------------------------------
Total Common Stock (cost $958,909,642).........................   1,344,110,094
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

4  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 11.9%
$  2,668,788   Letter of Credit+ ..............................    $  2,668,788
               State Street Navigator Securities Lending
 158,794,913   Prime Portfolio+ ...............................     158,794,913
--------------------------------------------------------------------------------
Total Other Securities (cost $161,463,701).....................     161,463,701
--------------------------------------------------------------------------------
Time Deposit - 0.8%
               SouthTrust Bank, ETD
  11,600,000     1.04%, 5/3/04 (cost $11,600,000) .............      11,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,131,973,343) - 111.0%.........   1,517,173,795
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (11.0)%   (149,973,402)
--------------------------------------------------------------------------------
Net Assets - 100%..............................................  $1,367,200,393
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                                     Market Value              Securities
--------------------------------------------------------------------------------
Bermuda                                   $   30,684,845                    2.0%
Canada                                         7,208,952                    0.5%
France                                        19,018,812                    1.3%
Germany                                       32,231,401                    2.1%
India                                          3,291,432                    0.2%
Ireland                                       15,302,304                    1.0%
Israel                                        18,552,337                    1.2%
Japan                                         33,743,709                    2.2%
Switzerland                                  130,584,912                    8.6%
United Kingdom                                35,356,082                    2.4%
United States++                            1,191,199,009                   78.5%
--------------------------------------------------------------------------------
Total                                     $1,517,173,795                  100.0%

++Includes Short-Term Securities (67.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/15/04              500,000    $      873,441    $        7,059
British Pound 11/19/04            4,300,000         7,490,777            98,273
Euro 9/27/04                      3,600,000         4,300,812            73,638
Japanese Yen 9/27/04          1,100,000,000        10,025,428           385,005
Swiss Franc 9/27/04               2,300,000         1,781,312            35,721
Swiss Franc 10/15/04             14,500,000        11,235,978           (64,946)
--------------------------------------------------------------------------------
Total                                          $   35,707,748    $      534,750

See Notes to Schedules of Investments and Financial Statements.

                           Janus International & Global Funds  April 30, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND (unaudited)                    Portfolio Manager
                                                                       Jason Yee

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Global Opportunities Fund                      Morgan Stanley Capital
                                                     International World IndexSM

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                           Fiscal           One         Since
                                        Year-to-Date        Year      Inception*
     ---------------------------------------------------------------------------
     Janus Global
     Opportunities Fund                    11.52%          47.15%         9.94%
     ---------------------------------------------------------------------------
     Morgan Stanley Capital
     International World IndexSM            8.43%          29.45%       (0.12)%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - June 29, 2001

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, which may include the United States.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Pie chart data shown in following table.

Preferred Stock - Foreign - 1.4%

Cash and Cash Equivalents - 14.9%

Common Stock - Domestic - 26.8%

Common Stock - Foreign - 56.9%

Number of Stocks: 33
Top 10 Equities: 44.9%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

6  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                             April 30, 2004     October 31, 2003

Nipponkoa Insurance Company, Ltd.                      6.0%                 5.8%
FKI PLC                                                5.9%                 6.9%
Nippon Broadcasting System, Inc.                       5.5%                 5.9%
Tyco International, Ltd.
  (New York Shares)                                    5.4%                 5.0%
Walt Disney Co.                                        4.3%                 5.1%
Smiths Group PLC                                       4.1%                 2.7%
Berkshire Hathaway, Inc. - Class B                     4.1%                 4.1%
Tenma Corp.                                            3.4%                 2.9%
Tenet Healthcare Corp.                                 3.1%                 1.5%
Interpublic Group of Companies, Inc.                   3.1%                 4.7%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Global Opportunities Fund                     Morgan Stanley Capital
                                                    International World Index SM

                                  [BAR GRAPH]

Bar graph data shown in following table.
                                                                    Janus Global
                                           MSCI World Index   Opportunities Fund

Diversified Operations                                 4.1%                 9.5%
Property and Casualty Insurance                        0.8%                 8.9%
Multimedia                                             1.7%                 7.0%
Miscellaneous Manufacturing                            0.0%                 5.9%
Radio                                                  N/A                  5.5%

TOP COUNTRIES - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

Bar graph data shown in following table.

United Kingdom - 28.2%
Japan - 20.1%
United States - 12.7%
Netherlands - 7.1%
Bermuda - 5.4%

--------------------------------------------------------------------------------
Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the industrials and financials and consumer discretionary sectors.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

                           Janus International & Global Funds  April 30, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 83.7%
Advertising Agencies - 3.1%
     337,430   Interpublic Group of Companies, Inc.* ..........    $  5,294,277

Beverages - Wine and Spirits - 1.0%
     129,857   Diageo PLC** ...................................       1,742,096

Brewery - 1.0%
      42,525   Heineken N.V.*,** ..............................       1,794,389

Broadcast Services and Programming - 2.3%
     372,475   Liberty Media Corp. - Class A* .................       4,074,877

Chemicals - Specialty - 2.2%
      47,080   Syngenta A.G. ..................................       3,767,199

Diversified Operations - 9.5%
     573,028   Smiths Group PLC** .............................       7,098,068
     342,185   Tyco International, Ltd. (New York Shares) .....       9,392,977

                                                                     16,491,045

Electronic Components - Miscellaneous - 2.7%
     172,336   Koninklijke (Royal) Philips Electronics N.V.** .       4,693,686

Electronic Design Automation - 1.6%
      98,860   Cadence Design Systems, Inc.* ..................       1,267,385
      58,320   Synopsys, Inc.* ................................       1,558,894

                                                                      2,826,279

Finance - Mortgage Loan Banker - 1.9%
      55,010   Freddie Mac ....................................       3,212,584

Food - Diversified - 1.0%
       6,727   Nestle S.A. ....................................       1,701,725

Health Care Cost Containment - 1.1%
     118,915   First Health Group Corp.* ......................       1,985,881

Home Decoration Products - 2.3%
      84,304   Hunter Douglas N.V.** ..........................       4,039,355

Hotels and Motels - 1.4%
      51,990   Marriott International, Inc. - Class A .........       2,451,848

Machinery - Pumps - 3.0%
     129,772   Pfeiffer Vacuum Technology A.G.** ..............       5,164,744

Medical - Drugs - 4.0%
     144,787   GlaxoSmithKline PLC** ..........................       2,996,390
      99,100   Takeda Chemical Industries, Ltd.** .............       3,996,149

                                                                      6,992,539

Medical - Hospitals - 4.8%
     122,540   Health Management Associates, Inc.
                 - Class A ....................................       2,834,350
     462,080   Tenet Healthcare Corp.* ........................       5,434,061

                                                                      8,268,411

Miscellaneous Manufacturing - 5.9%
   5,074,581   FKI PLC** ......................................      10,213,955

Multimedia - 7.0%
     184,494   Vivendi Universal S.A.** .......................       4,642,206
     322,980   Walt Disney Co. ................................       7,438,229

                                                                     12,080,435

Property and Casualty Insurance - 8.9%
         358   Millea Holdings, Inc.** ........................       5,093,199
   1,732,000   Nipponkoa Insurance Company, Ltd.** ............      10,389,960

                                                                     15,483,159

Publishing - Books - 1.1%
     130,167   Reed Elsevier N.V.** ...........................       1,828,766

Shares or Principal Amount                                          Market Value
================================================================================
Publishing - Newspapers - 1.3%
     988,117   Independent News & Media PLC** .................    $  2,250,566

Radio - 5.5%
     169,000   Nippon Broadcasting System, Inc.** .............       9,464,184

Reinsurance - 4.1%
       2,259   Berkshire Hathaway, Inc. - Class B* ............       7,045,821

Rubber/Plastic Products - 3.4%
     381,000   Tenma Corp.** ..................................       5,869,240

Super-Regional Banks - 1.8%
      62,955   Bank One Corp. .................................       3,108,088

Toys - 1.8%
     185,250   Mattel, Inc. ...................................       3,141,840
--------------------------------------------------------------------------------
Total Common Stock (cost $110,961,579).........................     144,986,989
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Soap and Cleaning Preparations - 1.4%
      27,519   Henkel KGaA** (cost $1,807,379) ................       2,381,769
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.9%
               AIG Funding, Inc.
$  8,500,000     0.97%, 5/3/04 (amortized cost $8,499,542) ....       8,499,542
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 7.9%
               Freddie Mac
  13,600,000     0.85%, 5/3/04 (amortized cost $13,599,358) ...      13,599,358
--------------------------------------------------------------------------------
Total Investments (total cost $134,867,858) - 97.9%............     169,467,658
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.1%..       3,637,499
--------------------------------------------------------------------------------
Net Assets - 100%..............................................    $173,105,157
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                                     Market Value              Securities
--------------------------------------------------------------------------------
Bermuda                                   $    9,392,978                    5.5%
France                                         4,642,206                    2.7%
Germany                                        7,546,512                    4.5%
Ireland                                        2,250,566                    1.3%
Japan                                         34,812,732                   20.6%
Netherlands                                   12,356,197                    7.3%
Switzerland                                    5,468,923                    3.2%
United Kingdom                                22,050,509                   13.0%
United States++                               70,947,035                   41.9%
--------------------------------------------------------------------------------
Total                                     $  169,467,658                  100.0%

++Includes Short-Term Securities (28.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/15/04            2,000,000    $    3,493,764    $       28,236
Euro 9/27/04                      2,900,000         3,464,543            45,557
Japanese Yen 9/27/04          1,920,000,000        17,498,929           665,641
--------------------------------------------------------------------------------
Total                                          $   24,457,236    $      739,434

See Notes to Schedules of Investments and Financial Statements.

8  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND (unaudited)                       Portfolio Manager
                                                                         Mike Lu

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Global Technology                                         S&P 500(R) Index
Fund

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                         Fiscal      One       Five     Since
                                      Year-to-date   Year      Year   Inception*
     ---------------------------------------------------------------------------
     Janus Global Technology Fund        (3.64)%    31.68%   (5.68)%     0.52%
     ---------------------------------------------------------------------------
     S&P 500(R)Index                       6.27%    22.88%   (2.26)%   (0.53)%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - December 31, 1998

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its net assets in securities of domestic and foreign issuers that its portfolio manager believes will benefit significantly from advancements or improvements in technology. These businesses may include companies in the semiconductor, computer systems, networking, telecommunications, and software industries.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Preferred Stock - Domestic - 1.1%

Cash and Cash Equivalents - 1.4%

Corporate Bonds - Domestic - 1.5%

Common Stock - Foreign - 43.9%

Common Stock - Domestic - 52.1%

Number of Stocks: 93
Number of Bonds: 3
Top 10 Equities: 28.1%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                           Janus International & Global Funds  April 30, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                             April 30, 2004     October 31, 2003

Electronic Arts, Inc.                                  4.9%                 4.8%
Amazon.com, Inc.                                       3.3%                 3.9%
Nokia Oyj (ADR)                                        2.9%                 3.9%
Texas Instruments, Inc.                                2.9%                 3.0%
Samsung Electronics Company, Ltd.                      2.8%                 2.1%
Yahoo!, Inc.                                           2.4%                 1.8%
Hon Hai Precision Industry
  Company, Ltd.                                        2.4%                 2.4%
Dell, Inc.                                             2.3%                 2.3%
eBay, Inc.                                             2.1%                 1.4%
Chi Mei Optoelectronics Corp.
  (144A) (GDR)                                         2.1%                 1.1%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Global Technology Fund                                    S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
                                                                    Janus Global
                                                    S&P 500      Technology Fund
Electronic Components - Semiconductors                 2.7%                 12.8
Telecommunication Equipment                            0.4%                  7.5
Semiconductor Equipment                                0.5%                  6.1
Computers - Peripheral Equipment                       0.1%                  5.9
Semiconductor Components/Integrated Circuits           0.4%                  5.5
Applications Software                                  2.9%                  5.4
Entertainment Software                                 0.1%                  4.9
Electric Products - Miscellaneous                      0.3%                  4.2
Computers                                              3.1%                  4.2
Web Portals/Internet Service Providers                 0.3%                  3.9

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

10  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.0%
Aerospace and Defense - 1.0%
     570,447   Embraer-Empresa Brasileira
                 de Aeronautica S.A. (ADR)# ...................    $ 14,717,533

Applications Software - 4.4%
      29,080   Infosys Technologies, Ltd. .....................       3,365,714
     716,740   Intuit, Inc.* ..................................      30,439,948
   1,186,545   Microsoft Corp. ................................      30,814,574

                                                                     64,620,236

Audio and Video Products - 1.8%
     297,800   Pioneer Corp.** ................................       8,500,476
     899,088   Thomson** ......................................      17,352,329

                                                                     25,852,805

Automotive - Cars and Light Trucks - 1.7%
   2,241,000   Nissan Motor Company, Ltd.** ...................      24,957,537

Cable Television - 0.6%
     270,060   EchoStar Communications Corp. - Class A* .......       8,963,291

Chemicals - Diversified - 0.1%
      32,600   Nitto Denko Corp.** ............................       1,810,865

Computer Aided Design - 0.6%
     203,160   Dassault Systemes S.A.** .......................       8,294,927

Computer Services - 3.4%
     491,709   Atos Origin S.A.** .............................      28,499,309
   5,527,871   LogicaCMG PLC** ................................      21,272,353

                                                                     49,771,662

Computers - 4.2%
     965,725   Dell, Inc.* ....................................      33,520,315
     319,490   IBM Corp. ......................................      28,169,433
     425,000   Wistron Corp. ..................................         298,089

                                                                     61,987,837

Computers - Memory Devices - 2.2%
      80,820   Dot Hill Systems Corp.*,# ......................         606,150
   1,605,045   EMC Corp.* .....................................      17,912,302
     368,350   SanDisk Corp.*,# ...............................       8,512,569
     174,790   Storage Technology Corp.* ......................       4,591,733

                                                                     31,622,754

Computers - Peripheral Equipment - 5.9%
   1,437,623   Chi Mei Optoelectronics
                 Corp. (144A)(GDR)ss ..........................      30,908,895
   8,766,852   Hon Hai Precision Industry Company, Ltd. .......      34,571,271
     503,898   Logitech International S.A.* ...................      21,860,452

                                                                     87,340,618

Data Processing and Management - 0.9%
     469,320   VERITAS Software Corp.* ........................      12,516,764

E-Commerce/Products - 3.3%
   1,116,465   Amazon.com, Inc.*,# ............................      48,521,569

E-Commerce/Services - 2.1%
     390,370   eBay, Inc.* ....................................      31,159,333

Electric Products - Miscellaneous - 4.2%
     256,190   LG Electronics, Inc.** .........................      15,545,854
      85,500   Samsung Electronics Company, Ltd.** ............      40,587,633
   1,328,000   Toshiba Corp.** ................................       6,101,183

                                                                     62,234,670

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Miscellaneous - 3.4%
     121,770   KH Vatec Company, Ltd.** .......................    $  4,701,224
     987,111   Koninklijke (Royal) Philips Electronics N.V.** .      26,884,627
      40,540   Samsung Electro-Mechanics Company, Ltd.** ......       1,527,139
     127,960   Samsung SDI Company, Ltd.** ....................      16,358,290

                                                                     49,471,280

Electronic Components - Semiconductors - 12.3%
     829,915   Advanced Micro Devices, Inc.*,# ................      11,801,391
   7,450,693   ARM Holdings PLC** .............................      15,392,901
     514,840   ATI Technologies, Inc. (New York Shares)* ......       7,490,922
     597,005   Broadcom Corp. - Class A* ......................      22,542,909
   3,243,000   Chartered Semiconductor Manufacturing, Ltd.* ...       2,859,032
     137,465   Intel Corp. ....................................       3,536,974
      88,930   International Rectifier Corp.* .................       3,525,185
     511,490   Intersil Corp. - Class A .......................      10,101,928
     161,215   LSI Logic Corp.* ...............................       1,199,440
   1,014,985   Micron Technology, Inc.*,# .....................      13,824,096
     259,000   Sanken Electric Company, Ltd.** ................       3,386,679
     361,677   STMicroelectronics N.V.** ......................       7,973,194
     763,920   STMicroelectronics N.V.
                 (New York Shares)**,# ........................      16,630,538
   1,712,805   Texas Instruments, Inc. ........................      42,991,405
     509,840   Xilinx, Inc. ...................................      17,145,919

                                                                    180,402,513

Electronic Design Automation - 1.6%
   1,048,000   Cadence Design Systems, Inc.*,# ................      13,435,360
     392,250   Synopsys, Inc.* ................................      10,484,843

                                                                     23,920,203

Electronic Forms - 0.1%
      44,890   Adobe Systems, Inc. ............................       1,855,753

Electronic Measuring Instruments - 1.4%
     265,200   Advantest Corp.** ..............................      20,162,458

Enterprise Software/Services - 1.7%
     307,165   Computer Associates International, Inc. ........       8,235,094
     975,165   Oracle Corp.* ..................................      10,941,351
      38,081   SAP A.G.** .....................................       5,824,903

                                                                     25,001,348

Entertainment Software - 4.9%
   1,426,860   Electronic Arts, Inc.* .........................      72,227,653

Internet Connectivity Services - 0.6%
     317,815   NDS Group PLC (ADR)*,** ........................       8,158,311

Internet Security - 2.2%
     597,545   Check Point Software Technologies, Ltd.
                 (New York Shares)* ...........................      14,000,479
     106,645   Internet Security Systems, Inc.* ...............       1,417,312
     379,780   Symantec Corp.*,# ..............................      17,109,089

                                                                     32,526,880

Medical Instruments - 0.9%
     248,445   Medtronic, Inc. ................................      12,536,535

Miscellaneous Manufacturing - 0.3%
     213,149   Applied Films Corp.* ...........................       5,072,946

Networking Products - 2.0%
   1,326,859   Cisco Systems, Inc.* ...........................      27,691,548
     206,223   NETGEAR, Inc.*,# ...............................       2,243,706
   2,307,692   Yipes Communication, Inc.*,(sigma),ss.,(pound) .               0

                                                                     29,935,254

Office Automation and Equipment - 1.6%
     450,000   Canon, Inc.** ..................................      23,610,167

See Notes to Schedules of Investments and Financial Statements.

                          Janus International & Global Funds  April 30, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Printing - Commercial - 0.1%
      76,000   Toppan Printing Company, Ltd.** ................    $    893,226

Semiconductor Components/Integrated Circuits - 5.5%
     287,445   Emulex Corp.*,# ................................       4,791,708
     740,145   Marvell Technology Group, Ltd.* ................      28,665,817
     509,760   Maxim Integrated Products, Inc. ................      23,443,862
     147,700   NEC Electronics Corp.** ........................      10,399,429
   6,519,960   Taiwan Semiconductor Manufacturing
                 Company, Ltd.* ...............................      11,285,301
     580,355   Vitesse Semiconductor Corp.* ...................       2,483,919

                                                                     81,070,036

Semiconductor Equipment - 6.1%
   1,386,610   Applied Materials, Inc.* .......................      25,277,901
     478,555   KLA-Tencor Corp.* ..............................      19,941,387
     222,615   Novellus Systems, Inc.* ........................       6,446,930
     403,710   NPTest Holding Corp.*,# ........................       5,878,018
   2,851,000   Siliconware Precision Industries Co.* ..........       2,505,996
     733,345   Teradyne, Inc.* ................................      14,945,571
     230,800   Tokyo Electron, Ltd.** .........................      14,054,424

                                                                     89,050,227

Telecommunication Equipment - 7.5%
   1,148,000   Alcatel S.A. (ADR)**,# .........................      16,829,680
     230,145   Harris Corp. ...................................      10,368,032
   3,071,225   Nokia Oyj (ADR)** ..............................      43,027,863
     422,360   Telefonaktiebolaget LM Ericsson (ADR)# .........      11,264,341
   1,064,835   UTStarcom, Inc.*,# .............................      28,058,402

                                                                    109,548,318

Telecommunication Equipment - Fiber Optics - 1.3%
   1,793,680   Corning, Inc.*,# ...............................      19,784,290

Telecommunication Services - 0.9%
     416,940   Amdocs, Ltd. (New York Shares)*,** .............      11,069,757
   4,753,000   China Telecom Corporation, Ltd.** ..............       1,416,796

                                                                     12,486,553

Television - 1.1%
   1,375,893   British Sky Broadcasting Group PLC** ...........      16,250,128

Web Portals/Internet Service Providers - 3.9%
     690,414   Yahoo!, Inc.* ..................................      34,838,291
         671   Yahoo Japan Corp.*,**,(beta),#,(sigma) .........       7,600,471
       1,327   Yahoo Japan Corp.*,** ..........................      15,031,036

                                                                     57,469,798

Wireless Equipment - 0.2%
     152,170   Motorola, Inc. .................................       2,777,103
--------------------------------------------------------------------------------
Total Common Stock (cost $1,065,657,184).......................   1,408,583,381
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Applications Software - 1.0%
$ 14,630,000   Mercury Interactive Corp., 4.75%
                 convertible notes, due 7/1/07 (144A)ss .......      14,794,587

Computers - Peripheral Equipment - 0%
  31,700,000   Candescent Technologies Corp., 8.00%
                 convertible senior subordinated
                 debentures, due 5/1/03 (144A)(omega),
                 (delta),(sigma),ss............................               0

Electronic Components - Semiconductors - 0.5%
   7,825,000   International Rectifier Corp., 4.25%
                 convertible subordinated notes, due 7/15/07 ..       7,854,344
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $47,535,264).......................      22,648,931
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 1.1%
Wireless Equipment - 1.1%
     363,860   Crown Castle International Corp.
                 convertible, 6.25%# (cost $18,193,000) .......    $ 16,874,008
--------------------------------------------------------------------------------
Other Securities - 7.0%
               State Street Navigator Securities Lending
$102,771,579     Prime Portfolio+ (cost $102,771,579) .........     102,771,579
--------------------------------------------------------------------------------
Time Deposit - 0.5%
               SouthTrust Bank ETD
   6,700,000     1.04%, 5/3/04 (cost $6,700,000) ..............       6,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,240,857,027) - 106.1%.........   1,557,577,899
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.1)%     (88,958,299)
--------------------------------------------------------------------------------
Net Assets - 100%..............................................  $1,468,619,600
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                                     Market Value              Securities
--------------------------------------------------------------------------------
Bermuda                                   $   28,665,816                    1.8%
Brazil                                        14,717,533                    0.9%
Canada                                         7,490,922                    0.5%
Chile                                          1,416,796                    0.1%
Finland                                       43,027,862                    2.8%
France                                        70,976,246                    4.6%
Germany                                        5,824,903                    0.4%
India                                          3,365,714                    0.2%
Israel                                        14,000,479                    0.9%
Japan                                        136,507,952                    8.8%
Netherlands                                   51,488,360                    3.3%
Singapore                                      2,859,032                    0.2%
South Korea                                   78,720,141                    5.0%
Sweden                                        11,264,341                    0.7%
Switzerland                                   21,860,452                    1.4%
Taiwan                                        79,569,551                    5.1%
United Kingdom                                72,143,450                    4.6%
United States++                              913,678,349                   58.7%
--------------------------------------------------------------------------------
Total                                     $1,557,577,899                  100.0%

++Includes Short-Term Securities (51.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04             2,400,000    $    4,199,106    $      128,094
British Pound 11/19/04            7,400,000        12,891,105           133,412
Euro 9/27/04                     44,100,000        52,684,945           840,305
Hong Kong Dollar
  9/27/04                        10,300,000         1,324,310             6,095
Japanese Yen
  9/27/04                     3,500,000,000        31,899,089         1,197,837
Japanese Yen
  10/15/04                    2,300,000,000        20,978,779           396,686
South Korean Won
  5/14/04                    37,300,000,000        31,755,221          (349,505)
--------------------------------------------------------------------------------
Total                                          $  155,732,555    $    2,352,924

See Notes to Schedules of Investments and Financial Statements.

12  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND (unaudited)                                Portfolio Manager
                                                                      Brent Lynn

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Overseas Fund                                  Morgan Stanley Capital
                                                     International EAFE(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                        Fiscal       One       Five     Since
                                     Year-to-date    Year      Year   Inception*
     ---------------------------------------------------------------------------
     Janus Overseas Fund                  10.94%    44.54%     3.32%    10.52%
     ---------------------------------------------------------------------------
     Morgan Stanley Capital
     International EAFE(R)Index           12.39%    40.23%    (0.73)%    3.88%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - May 2, 1994

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing 80% of net assets in securities of issuers from at least five different countries, excluding the United States.

FUND ASSET MIX(1) - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Common Stock - Domestic - 0.8%

Common Stock - Foreign - 99.5%

Number of Stocks: 92
Top 10 Equities: 28.5%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                          Janus International & Global Funds  April 30, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                             April 30, 2004     October 31, 2003

Reliance Industries, Ltd.                              5.9%                 4.9%
Samsung Electronics Company, Ltd.                      3.6%                 3.3%
Companhia Vale do Rio Doce (ADR)                       3.4%                 3.5%
Grupo Televisa S.A. (ADR)                              2.8%                 2.3%
Infineon Technologies A.G.                             2.4%                 1.2%
Aracruz Celulose S.A. (ADR)                            2.2%                 1.1%
DBS Group Holdings, Ltd.                               2.2%                 2.1%
Companhia Siderurgica
  Nacional S.A. (ADR)                                  2.2%                 1.1%
LG Electronics, Inc.                                   1.9%                 0.5%
Sumitomo Mitsui Financial Group, Inc.                  1.9%                  --

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Overseas Fund                                  Morgan Stanley Capital
                                                     International EAFE(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
                                                                  Janus Overseas
                                                  MSCI EAFE                 Fund

Commercial Banks                                      17.6%                13.6%
Electronic Products - Miscellaneous                    1.0%                 7.3%
Petrochemicals                                           0%                 6.6%
Oil Companies - Integrated                             7.8%                 5.1%
Electronic Components - Semiconductors                 0.5%                 4.9%

TOP COUNTRIES - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

Bar graph data shown in following table.

Japan - 24.6%
India - 13.3%
South Korea - 8.3%
Brazil - 7.8%
United Kingdom - 6.5%

--------------------------------------------------------------------------------
Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(1) Chart includes Cash and Cash Equivalents of (0.3)%.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary, information technology, and financials sectors.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

14  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.3%
Advertising Services - 1.5%
       6,953   Dentsu, Inc.(beta) .............................    $ 19,468,778
       6,953   Dentsu, Inc.*,(beta),(sigma) ...................      19,468,778

                                                                     38,937,556

Apparel Manufacturers - 2.7%
   2,929,542   Burberry Group PLC .............................      20,131,184
     241,466   Hermes International ...........................      48,107,935

                                                                     68,239,119

Audio and Video Products - 1.7%
     560,900   Pioneer Corp. ..................................      16,010,466
   1,394,201   Thomson ........................................      26,907,973

                                                                     42,918,439

Automotive - Cars and Light Trucks - 1.8%
   2,318,342   Maruti Udyog, Ltd.* ............................      28,365,412
   1,711,642   Tata Motors, Ltd. ..............................      18,203,757

                                                                     46,569,169

Automotive - Truck Parts and Equipment - Original - 0%
     144,600   TI Automotive, Ltd.*,(beta),(sigma) ............               0

Broadcast Services and Programming - 2.8%
   1,636,640   Grupo Televisa S.A. (ADR) ......................      71,341,138

Building - Residential and Commercial - 0.5%
  25,170,500   Land and Houses Public Company, Ltd. ...........       6,479,784
  21,971,500   Land and Houses Public Company, Ltd.
                 (NVDR) .......................................       5,656,247

                                                                     12,136,031

Building and Construction Products - Miscellaneous - 0.9%
      97,950   Imerys S.A. ....................................      22,285,909

Cellular Telecommunications - 0.5%
     800,470   KT Freetel .....................................      12,996,083

Chemicals - Plastics - 0.2%
   4,196,000   Formosa Plastics Corp. .........................       5,999,699

Commercial Banks - 13.6%
   1,290,684   Anglo Irish Bank Corporation PLC ...............      21,119,434
  10,777,400   Bangkok Bank Public Company, Ltd.* .............      25,455,244
   6,667,000   DBS Group Holdings, Ltd. .......................      56,033,442
     127,370   Julius Baer Holding, Ltd. ......................      34,381,845
   1,007,520   Kookmin Bank ...................................      37,609,729
       4,160   Mitsubishi Tokyo Financial Group, Inc. .........      37,017,987
      10,191   Mizuho Financial Group, Inc. ...................      48,205,355
  15,464,500   PT Bank Buana Indonesia Tbk ....................       6,867,633
   1,590,129   Standard Chartered PLC .........................      24,363,742
       6,523   Sumitomo Mitsui Financial Group, Inc. ..........      49,297,105
       1,359   UFJ Holdings, Inc. .............................       8,411,010

                                                                    348,762,526

Computer Services - 1.6%
   1,405,217   TietoEnator Oyj# ...............................      41,860,026

Computers - Peripheral Equipment - 0.6%
     368,341   Logitech International S.A.* ...................      15,979,625

Diversified Financial Services - 1.5%
  40,013,000   Fubon Financial Holding Company, Ltd. ..........      38,182,182

Diversified Minerals - 3.4%
   1,938,235   Companhia Vale do Rio Doce (ADR)*,# ............      88,189,693

Diversified Operations-Commercial Services - 0.5%
   2,301,216   Rank Group PLC .................................      12,977,242

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Integrated - 1.0%
      21,110   Reliance Energy, Ltd. ..........................    $    344,064
     516,878   Reliance Energy, Ltd.(144A)(GDR) ...............      25,273,215

                                                                     25,617,279

Electric Products - Miscellaneous - 7.3%
     813,430   LG Electronics, Inc. ...........................      49,359,710
     196,200   Samsung Electronics Company, Ltd. ..............      93,137,939
   9,843,000   Toshiba Corp. ..................................      45,221,340

                                                                    187,718,989

Electronic Components - Semiconductors - 4.9%
  14,494,895   ARM Holdings PLC ...............................      29,946,005
  39,499,000   Chartered Semiconductor
                 Manufacturing, Ltd.* .........................      34,822,357
   4,719,945   Infineon Technologies A.G. .....................      60,145,053

                                                                    124,913,415

Electronic Measuring Instruments - 0.5%
     165,000   Advantest Corp. ................................      12,544,515

Enterprise Software/Services - 1.0%
     236,000   Nomura Research Institute, Ltd. ................      24,400,888

Finance - Consumer Loans - 0.3%
     126,000   Promise Company, Ltd. ..........................       8,334,919

Finance - Investment Bankers/Brokers - 2.6%
   4,605,000   Nikko Cordial Corp. ............................      26,205,790
   2,426,000   Nomura Holdings, Inc. ..........................      39,394,609

                                                                     65,600,399

Finance - Mortgage Loan Banker - 1.7%
   3,186,791   Housing Development Finance
                 Corporation, Ltd. ............................      42,624,315

Gambling-Non Hotel - 0.6%
     792,910   OPAP S.A. ......................................      15,132,012

Hotels and Motels - 0.5%
     519,003   Fairmont Hotels & Resorts, Inc.# ...............      12,819,874

Human Resources - 0.3%
       1,703   Goodwill Group, Inc. ...........................       6,697,494

Internet Security - 1.7%
   1,847,725   Check Point Software Technologies, Ltd.
                 (New York Shares)* ...........................      43,292,197

Machinery - Construction and Mining - 1.0%
   4,576,000   Komatsu, Ltd. ..................................      26,082,226

Medical - Biomedical and Genetic - 0.1%
     183,332   Cambridge Antibody Technology
                 Group PLC* ...................................       1,843,398

Medical - Drugs - 1.7%
     311,714   Altana A.G. ....................................      19,841,776
     139,241   Roche Holding A.G. .............................      14,604,948
     202,800   Takeda Chemical Industries, Ltd. ...............       8,177,790

                                                                     42,624,514

Metal - Aluminum - 0.4%
   2,364,900   National Aluminium Company, Ltd. ...............       9,019,272

Metal - Diversified - 1.4%
     590,452   MMC Norilsk Nickel (ADR)# ......................      35,013,804

Miscellaneous Manufacturing - 1.0%
  12,406,901   FKI PLC ........................................      24,972,215

Multi-Line Insurance - 0.2%
     298,336   ING Groep N.V. .................................       6,394,445

See Notes to Schedules of Investments and Financial Statements.

                          Janus International & Global Funds  April 30, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Office Automation and Equipment - 1.7%
     824,000   Canon, Inc. ....................................    $ 43,232,839

Oil and Gas Drilling - 0.7%
     363,230   Precision Drilling Corp.* ......................      17,233,781

Oil Companies - Exploration and Production - 2.5%
     720,358   Canadian Natural Resources, Ltd. ...............      39,494,632
     350,814   EnCana Corp. ...................................      13,723,900
      31,427   Niko Resources, Ltd. ...........................         855,802
     558,800   Oil and Natural Gas Corporation, Ltd. ..........      10,555,251

                                                                     64,629,585

Oil Companies - Integrated - 5.1%
   1,545,373   Husky Energy, Inc.# ............................      28,373,509
     447,035   Lukoil (ADR) ...................................      48,726,815
   1,313,392   Suncor Energy, Inc. ............................      31,229,172
     516,034   Yukos (ADR)# ...................................      22,963,513

                                                                    131,293,009

Paper and Related Products - 2.2%
   1,814,425   Aracruz Celulose S.A. (ADR) ....................      56,501,195

Petrochemicals - 6.6%
   1,582,622   Indian Petrochemicals Corp. ....................       6,733,350
     611,320   LG Petrochemical Company, Ltd. .................      12,269,643
  12,783,441   Reliance Industries, Ltd. ......................     151,320,067

                                                                    170,323,060

Property and Casualty Insurance - 1.7%
       3,039   Millea Holdings, Inc. ..........................      43,235,286

Real Estate Management/Services - 1.4%
   2,973,000   Mitsubishi Estate Company, Ltd. ................      35,157,129

Real Estate Operating/Development - 3.6%
  18,997,000   Hang Lung Properties, Ltd. .....................      25,695,319
   2,539,000   Sumitomo Realty & Development
                 Company, Ltd. ................................      28,506,375
   4,516,000   Sun Hung Kai Properties, Ltd. ..................      38,792,277

                                                                     92,993,971

Retail - Automobile - 0.8%
     243,860   USS Company, Ltd. ..............................      20,617,224

Retail - Convenience Stores - 0.7%
     726,880   Alimentation Couche-Tard, Inc. - Class B* ......      12,367,928
   3,752,500   C.P. 7-Eleven Public Company, Ltd.(beta),(sigma)       5,299,081

                                                                     17,667,009

Retail - Diversified - 1.0%
     618,000   Ito-Yokado Company, Ltd. .......................      25,704,499

Semiconductor Components/Integrated Circuits - 0.6%
     220,200   NEC Electronics Corp. ..........................      15,504,091

Semiconductor Equipment - 0.9%
     397,600   Tokyo Electron, Ltd. ...........................      24,211,608

Soap and Cleaning Preparations - 1.2%
  10,039,884   Hindustan Lever, Ltd. ..........................      31,878,381

Steel - Producers - 1.6%
  27,895,000   China Steel Corp. ..............................      24,855,267
   2,101,373   Tata Iron and Steel Company, Ltd. ..............      16,907,382

                                                                     41,762,649

Steel - Specialty - 2.2%
   1,174,600   Companhia Siderurgica
                 Nacional S.A. (ADR)# .........................      55,429,374

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 1.5%
   1,303,680   Comverse Technology, Inc.*,# ...................    $ 21,328,205
   1,305,138   Nokia Oyj# .....................................      18,367,677

                                                                     39,695,882

Telecommunication Services - 1.7%
   1,685,995   Amdocs, Ltd. (New York Shares)* ................      44,763,167

Television - 0.3%
     572,905   British Sky Broadcasting Group PLC .............       6,766,354

Wireless Equipment - 0.3%
     254,680   You Eal Electronics Company, Ltd. ..............       8,399,980
--------------------------------------------------------------------------------
Total Common Stock (cost $2,002,330,223).......................   2,570,020,680
--------------------------------------------------------------------------------
Other Securities - 4.0%
               State Street Navigator Securities Lending
$102,740,346     Prime Portfolio+ (cost $102,740,346) .........     102,740,346
--------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
  10,700,000   J.P. Morgan Securities, Inc., 1.11%
                 dated 4/30/04, maturing 5/3/04
                 to be repurchased at $10,700,990
                 collateralized by $66,747,557
                 in U.S. Government Agencies
                 0% - 7.05%, 11/15/17 - 3/16/46
                 with a value of $10,914,056
                 (cost $10,700,000) ...........................      10,700,000
--------------------------------------------------------------------------------
Time Deposit - 0.8%
               SouthTrust Bank, ETD
  21,000,000     1.04%, 5/3/04 (cost $21,000,000) .............      21,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,136,770,569) - 105.5%.........   2,704,461,026
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.5)%    (140,691,735)
--------------------------------------------------------------------------------
Net Assets - 100%..............................................  $2,563,769,291
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                                     Market Value              Securities
--------------------------------------------------------------------------------
Brazil                                    $  200,120,262                    7.4%
Canada                                       156,098,598                    5.8%
Finland                                       60,227,703                    2.2%
France                                        97,301,817                    3.6%
Germany                                       79,986,829                    3.0%
Greece                                        15,132,012                    0.6%
Hong Kong                                     64,487,596                    2.4%
India                                        341,224,466                   12.6%
Indonesia                                      6,867,633                    0.3%
Ireland                                       21,119,434                    0.8%
Isreal                                        43,292,197                    1.6%
Japan                                        631,108,101                   23.3%
Mexico                                        71,341,138                    2.6%
Netherlands                                    6,394,445                    0.2%
Russia                                       106,704,132                    3.9%
Singapore                                     90,855,799                    3.4%
South Korea                                  213,773,084                    7.9%
Switzerland                                   64,966,418                    2.4%
Taiwan                                        69,037,148                    2.5%
Thailand                                      42,890,356                    1.6%
United Kingdom                               165,763,307                    6.1%
United States++                              155,768,551                    5.8%
--------------------------------------------------------------------------------
Total                                     $2,704,461,026                  100.0%

++Includes Short-Term Securities (0.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

16  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND (unaudited)                               Portfolio Manager
                                                                  Laurence Chang

PERFORMANCE
================================================================================

AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Worldwide Fund                                 Morgan Stanley Capital
                                                     International World IndexSM

                                   [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                               Fiscal      One       Five      Ten      Since
                            Year-to-Date   Year      Year      Year   Inception*
--------------------------------------------------------------------------------
Janus Worldwide Fund             6.60%    25.65%   (2.29)%     8.49%    11.41%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM      8.43%    29.45%   (2.12)%     6.81%     7.30%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - May 15, 1991

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Fund normally invests in issuers from at least five different countries, including the United States.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 3.5%

Common Stock - Domestic - 13.0%

Common Stock - Foreign - 83.5%

Number of Stocks: 144
Top 10 Equities: 22.7%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                          Janus International & Global Funds  April 30, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                             April 30, 2004     October 31, 2003

Samsung Electronics Company, Ltd.                      4.2%                 3.8%
Reliance Industries, Ltd.                              3.1%                 2.3%
Roche Holding A.G.                                     2.6%                 3.0%
Canon, Inc.                                            2.1%                 1.6%
British Sky Broadcasting Group PLC                     2.1%                 1.5%
Mitsubishi Tokyo Financial Group, Inc.                 2.1%                 1.9%
Tyco International, Ltd.
  (New York Shares)                                    1.9%                 2.2%
Cisco Systems, Inc.                                    1.6%                 1.6%
UBS A.G.                                               1.5%                 2.1%
Companhia Vale do Rio Doce (ADR)                       1.5%                 0.9%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Worldwide Fund                                 Morgan Stanley Capital
                                                     International World IndexSM

                                  [BAR GRAPH]

Bar graph data shown in following table.
                                                                 Janus Worldwide
                                                 MSCI WORLD                 Fund

Commercial Bank                                        8.5%                10.9%
Oil Companies - Integrated                             5.9%                 5.6%
Medical - Drugs                                        7.0%                 5.4%
Electric Products - Miscellaneous                      0.6%                 5.0%
Petrochemicals                                         0.0%                 4.4%

TOP COUNTRIES - (% of Net Assets)
--------------------------------------------------------------------------------

                                   [BAR GRAPH]

Bar graph data shown in following table.

Japan - 19.1%
United States - 13.0%
United Kingdom - 11.0%
South Korea - 9.2%
India - 7.8%

--------------------------------------------------------------------------------
Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Returns have sustained significant gains and losses due to market volatility in the financials sector.

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

18  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.5%
Airlines - 0.5%
   9,615,417   easyJet PLC*,** ................................    $ 50,430,209

Apparel Manufacturers - 0.6%
   5,735,501   Burberry Group PLC** ...........................      39,413,133
      89,562   Hermes International** .........................      17,843,683

                                                                     57,256,816

Applications Software - 0.6%
   2,262,360   Microsoft Corp. ................................      58,753,489

Audio and Video Products - 0.9%
   3,040,600   Pioneer Corp. ..................................      86,791,627

Automotive - Cars and Light Trucks - 2.1%
   7,481,000   Nissan Motor Company, Ltd. .....................      83,314,294
   3,841,480   Tata Motors, Ltd. ..............................      40,855,138
   2,066,600   Toyota Motor Corp. .............................      74,720,076

                                                                    198,889,508

Automotive - Truck Parts and Equipment - Original - 0.6%
   1,381,400   Autoliv, Inc. (SDR) ............................      58,767,974

Beverages - Wine and Spirits - 0.4%
   2,636,136   Diageo PLC** ...................................      35,365,079

Brewery - 0.6%
   2,039,200   Asahi Breweries, Ltd. ..........................      22,913,398
   3,215,000   Kirin Brewery Company, Ltd. ....................      31,871,777

                                                                     54,785,175

Broadcast Services and Programming - 1.7%
   1,136,075   Clear Channel Communications, Inc. .............      47,135,752
   2,603,960   Grupo Televisa S.A. (ADR)# .....................     113,506,616

                                                                    160,642,368

Building Products - Cement and Aggregate - 0.1%
     374,930   Cemex S.A. de C.V. (ADR) .......................      11,041,689

Cable Television - 0.7%
   1,584,320   Comcast Corp. - Special Class A* ...............      45,929,437
     372,460   Sogecable, S.A.*,# .............................      15,948,535

                                                                     61,877,972

Cellular Telecommunications - 0.7%
     496,405   SK Telecom Company, Ltd. (ADR) .................      10,027,381
  20,548,259   Vodafone Group PLC** ...........................      49,922,174
     409,280   Vodafone Group PLC (ADR)** .....................      10,043,731

                                                                     69,993,286

Chemicals - Diversified - 1.0%
   1,748,500   Nitto Denko Corp. ..............................      97,125,685

Chemicals - Plastics - 0.1%
   5,086,000   Formosa Plastics Corp. .........................       7,272,276

Chemicals - Specialty - 0.5%
      85,735   Givaudan S.A.** ................................      42,649,294

Commercial Banks - 10.9%
   2,561,101   Anglo Irish Bank Corporation PLC** .............      41,907,240
   5,166,300   Bangkok Bank Company, Ltd.* ....................      12,654,271
   7,131,300   Bangkok Bank Public
                 Company, Ltd. (NVDR)* ........................      16,843,485
  12,764,000   DBS Group Holdings, Ltd. .......................     107,276,264
      83,332   Erste Bank der Oesterreichischen
                 Sparkassen A.G.** ............................      12,471,826
     182,481   Erste Bank der Oesterreichischen
                 Sparkassen A.G. (144A)**,ss ..................      27,310,893
   2,156,370   Hana Bank ......................................      46,587,957
   2,329,437   HSBC Holdings PLC** ............................      33,377,993

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Banks (continued)
   2,268,140   HVB Group*,** ..................................    $ 39,343,056
   1,819,000   Kookmin Bank ...................................      67,901,479
      21,708   Mitsubishi Tokyo Financial Group, Inc. .........     193,169,826
      17,029   Mizuho Financial Group, Inc. ...................      80,550,387
   1,760,000   Shinsei Bank, Ltd. .............................      11,849,758
   4,707,684   Standard Chartered PLC** .......................      72,130,499
       8,704   Sumitomo Mitsui Financial Group, Inc. ..........      65,779,856
   2,010,470   UBS A.G.** .....................................     142,885,092
       4,800   UFJ Holdings, Inc. .............................      29,707,761
   1,092,755   Uniao de Bancos Brasileiros S.A. (GDR)# ........      21,417,998

                                                                  1,023,165,641

Computers - 0.4%
   2,019,690   Hewlett-Packard Co. ............................      39,787,893

Computers - Peripheral Equipment - 1.1%
  25,221,800   Hon Hai Precision Industry Company, Ltd. .......      99,459,837

Diversified Minerals - 3.3%
  10,442,021   BHP Billiton, Ltd. .............................      86,497,760
   3,903,767   BHP Billiton PLC** .............................      31,187,213
 123,893,750   Caemi Mineracao e Metalurgica S.A. .............      45,824,292
   3,115,020   Companhia Vale do Rio Doce (ADR)*,# ............     141,733,410

                                                                    305,242,675

Diversified Operations - 3.7%
   1,376,357   Louis Vuitton Moet Hennessy S.A.** .............      97,014,830
   5,529,464   Smiths Group PLC** .............................      68,493,180
   6,579,025   Tyco International, Ltd. (New York Shares) .....     180,594,237

                                                                    346,102,247

Diversified Operations - Commercial Services - 0.9%
   1,398,865   Cendant Corp. ..................................      33,125,123
   9,036,462   Rank Group PLC** ...............................      50,959,298

                                                                     84,084,421

E-Commerce/Services - 0.3%
     969,892   InterActiveCorp*,# .............................      30,910,458

Electric - Integrated - 0.7%
     502,595   Reliance Energy, Ltd.(GDR) .....................      24,574,835
   4,847,028   Tata Power Company, Ltd. .......................      41,418,274

                                                                     65,993,109

Electric Products - Miscellaneous - 5.0%
   1,218,080   LG Electronics, Inc. ...........................      73,914,259
     822,205   Samsung Electronics Company, Ltd. ..............     390,308,250

                                                                    464,222,509

Electronic Components - Miscellaneous - 1.0%
     659,825   Fanuc, Ltd. ....................................      40,418,803
   2,026,100   Omron Corp. ....................................      49,387,966

                                                                     89,806,769

Electronic Components - Semiconductors - 1.1%
   1,573,005   ATI Technologies, Inc. (New York Shares)* ......      22,887,223
  30,721,400   Chartered Semiconductor
                 Manufacturing, Ltd.* .........................      27,084,017
   2,567,166   STMicroelectronics N.V.** ......................      56,593,348

                                                                    106,564,588

Electronic Connectors - 0.3%
     246,600   Hirose Electric Company, Ltd. ..................      28,267,772

Finance - Consumer Loans - 0.6%
     356,100   Acom Company, Ltd. .............................      25,363,110
     469,000   Promise Company, Ltd. ..........................      31,024,421

                                                                     56,387,531

See Notes to Schedules of Investments and Financial Statements.

                          Janus International & Global Funds  April 30, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Investment Bankers/Brokers - 1.3%
   7,577,945   Nomura Holdings, Inc. ..........................    $123,054,483

Finance - Mortgage Loan Banker - 0.4%
   2,942,800   Housing Development Finance
                 Corporation, Ltd. ............................      39,360,860

Food - Catering - 0.8%
  11,485,604   Compass Group PLC** ............................      72,306,956

Food - Diversified - 0.3%
     877,767   Koninklijke Numico N.V.*,** ....................      24,306,417

Gambling-Non Hotel - 0.4%
   2,073,980   OPAP S.A.** ....................................      39,580,141

Gas - Distribution - 0.5%
  12,142,000   Tokyo Gas Company, Ltd. ........................      45,000,933

Human Resources - 0.6%
     474,343   Adecco S.A.** ..................................      21,200,198
   2,113,204   Vedior N.V.** ..................................      30,702,501

                                                                     51,902,699

Import/Export - 0.3%
   3,114,000   Mitsubishi Corp. ...............................      29,685,361

Internet Security - 0.4%
   1,565,047   Check Point Software Technologies, Ltd.
                 (New York Shares)* ...........................      36,669,051

Machine Tools and Related Products - 0.6%
   1,731,833   Sandvik A.B.# ..................................      56,333,964

Machinery - Construction and Mining - 1.7%
   1,839,854   Atlas Copco A.B.- Class A# .....................      64,544,028
  16,825,000   Komatsu, Ltd. ..................................      95,898,917

                                                                    160,442,945

Machinery - Electrical - 0.5%
     698,408   Schneider Electric S.A.** ......................      47,051,690

Machinery - General Industrial - 0.7%
   1,848,340   MAN A.G.** .....................................      67,689,730

Medical - Biomedical and Genetic - 1.2%
   2,052,695   Amgen, Inc.* ...................................     115,505,148

Medical - Drugs - 5.4%
   2,073,895   Abbott Laboratories ............................      91,292,858
   1,179,373   Altana A.G.** ..................................      75,071,555
   2,129,300   Chugai Pharmaceutical Company, Ltd. ............      32,222,654
   2,270,535   Roche Holding A.G.** ...........................     238,155,761
   1,322,300   Sankyo Company, Ltd. ...........................      24,503,679
   1,019,600   Takeda Chemical Industries, Ltd. ...............      41,114,766

                                                                    502,361,273

Medical - Generic Drugs - 0.7%
   1,061,704   Teva Pharmaceutical Industries, Ltd. (ADR)# ....      65,358,498

Medical - HMO - 2.9%
   1,597,180   Anthem, Inc.*,# ................................     141,478,204
   2,141,010   UnitedHealth Group, Inc. .......................     131,629,295

                                                                    273,107,499

Medical Instruments - 1.4%
   2,675,021   Medtronic, Inc. ................................     134,981,560

Metal - Diversified - 3.4%
   3,405,425   Inco, Ltd. (New York Shares)*,# ................      97,905,969
   1,405,601   MMC Norilsk Nickel (ADR) .......................      83,352,139
   5,243,342   Rio Tinto PLC** ................................     115,020,638
   4,412,724   Vedanta Resources PLC*,** ......................      23,945,620

                                                                    320,224,366

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 1.2%
  13,603,428   ICICI Bank, Ltd. ...............................    $ 96,420,069
   1,241,455   ICICI Bank, Ltd. (ADR)# ........................      19,242,553

                                                                    115,662,622

Multi-Line Insurance - 0.6%
   2,646,911   ING Groep N.V.** ...............................      56,733,106

Multimedia - 1.0%
   5,323,910   Time Warner, Inc.* .............................      89,548,166

Networking Products - 1.6%
   7,254,275   Cisco Systems, Inc.* ...........................     151,396,719

Office Automation and Equipment - 2.1%
   3,798,000   Canon, Inc. ....................................     199,269,811

Oil Companies - Exploration and Production - 2.2%
     674,290   Canadian Natural Resources, Ltd.# ..............      36,968,890
  63,947,500   CNOOC, Ltd. ....................................      23,161,067
   1,008,723   EnCana Corp. ...................................      39,461,405
   4,190,303   Oil and Natural Gas Corporation, Ltd. ..........      79,151,215
     555,332   Talisman Energy, Inc.# .........................      31,484,629

                                                                    210,227,206

Oil Companies - Integrated - 5.6%
 193,722,000   China Petroleum and Chemical Corp. .............      67,059,335
   1,228,543   Lukoil (ADR) ...................................     133,911,186
   2,028,495   Petroleo Brasileiro S.A. (ADR)# ................      58,623,506
  15,476,900   PTT Public Company, Ltd.(beta),(sigma)..........      56,476,566
   3,084,079   Suncor Energy, Inc. ............................      73,331,673
     327,656   Total S.A. - Class B** .........................      60,605,740
   1,755,141   Yukos (ADR)# ...................................      78,103,774

                                                                    528,111,780

Paper and Related Products - 0.2%
     522,115   Aracruz Celulose S.A. (ADR) ....................      16,258,661

Petrochemicals - 4.4%
     237,120   Honam Petrochemical Corp. ......................       8,831,247
   4,975,215   Indian Petrochemicals Corp. ....................      21,167,319
   1,807,880   LG Chem, Ltd. ..................................      73,033,206
   1,151,920   LG Petrochemical Company, Ltd. .................      23,119,884
  24,414,017   Reliance Industries, Ltd. ......................     288,993,446

                                                                    415,145,102

Property and Casualty Insurance - 1.2%
       4,238   Millea Holdings, Inc. ..........................      60,293,235
   5,447,000   Mitsui Sumitomo Insurance Company, Ltd. ........      51,283,884

                                                                    111,577,119

Publishing - Books - 0.4%
   3,892,916   Reed Elsevier PLC** ............................      36,243,675

Real Estate Management/Services - 0.5%
   3,859,000   Mitsubishi Estate Company, Ltd. ................      45,634,498

Reinsurance - 0.3%
     726,353   Hannover Rueckversicherung A.G.** ..............      24,972,188

Retail - Automobile - 0%
      71,570   CarMax, Inc.*,# ................................       1,855,094

Retail - Discount - 1.1%
     169,510   Shinsegae Company, Ltd. ........................      38,283,675
  20,944,000   Wal-Mart de Mexico S.A. de C.V. ................      61,250,238

                                                                     99,533,913

See Notes to Schedules of Investments and Financial Statements.

20  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Rubber and Vinyl - 0.4%
   1,896,000   JSR Corp. ......................................    $ 39,945,630

Semiconductor Components/Integrated Circuits - 0.8%
  78,848,000   United Microelectronics Corp.* .................      70,730,596

Semiconductor Equipment - 1.0%
   1,029,295   KLA-Tencor Corp.* ..............................      42,890,723
     808,000   Tokyo Electron, Ltd. ...........................      49,202,664

                                                                     92,093,387

Soap and Cleaning Preparations - 0.8%
   3,000,435   Reckitt Benckiser PLC** ........................      78,003,858

Steel - Producers - 2.7%
  40,584,000   China Steel Corp. ..............................      36,161,541
   2,026,000   China Steel Corp.(144A)(GDR)ss .................      35,657,600
     903,610   POSCO ..........................................     110,510,960
   6,478,805   Tata Iron and Steel Company, Ltd. ..............      52,127,646
   1,415,100   Usinas Siderurgicas de Minas Gerais S.A. .......      14,165,406

                                                                    248,623,153

Telecommunication Equipment - 0.3%
   1,876,192   Alcatel S.A.** .................................      27,956,199

Telecommunication Services - 0.8%
   2,622,650   Amdocs, Ltd. (New York Shares)*,** .............      69,631,358

Telephone - Integrated - 1.0%
   4,370,515   Deutsche Telekom A.G.*,** ......................      75,024,885
     171,840   Korea Telecom Corp. ............................       5,989,906
     738,465   KT Corp. (ADR)# ................................      13,661,603

                                                                     94,676,394

Television - 2.1%
  16,473,158   British Sky Broadcasting Group PLC** ...........     194,557,950

Tobacco - 0.3%
   1,055,253   ITC, Ltd. ......................................      25,522,315
--------------------------------------------------------------------------------
Total Common Stock (cost $7,728,387,534).......................   9,040,471,971
--------------------------------------------------------------------------------
Other Securities - 3.6%
               State Street Navigator Securities Lending
$337,972,590     Prime Portfolio+ (cost $337,972,590) .........     337,972,590
--------------------------------------------------------------------------------
Time Deposit - 3.4%
               SouthTrust Bank, ETD
 315,000,000     1.04%, 5/3/04 (cost $315,000,000) ............     315,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $8,381,360,124) - 103.5%.........   9,693,444,561
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.5)%    (330,871,516)
--------------------------------------------------------------------------------
Net Assets - 100%..............................................  $9,362,573,045
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                                     Market Value              Securities
--------------------------------------------------------------------------------
Australia                                 $   86,497,760                    0.9%
Austria                                       39,782,719                    0.4%
Bermuda                                      180,594,237                    1.9%
Brazil                                       298,023,273                    3.1%
Canada                                       302,039,789                    3.1%
China                                         67,059,335                    0.7%
France                                       250,472,142                    2.6%
Germany                                      282,101,414                    2.9%
Greece                                        39,580,141                    0.4%
Hong Kong                                     23,161,067                    0.2%
India                                        728,833,670                    7.5%
Ireland                                       41,907,240                    0.4%
Isreal                                       102,027,549                    1.1%
Japan                                      1,789,367,032                   18.5%
Mexico                                       185,798,543                    1.9%
Netherlands                                  168,335,372                    1.7%
Russia                                       295,367,099                    3.0%
Singapore                                    134,360,281                    1.4%
South Korea                                  862,169,807                    8.9%
Spain                                         15,948,535                    0.2%
Sweden                                       120,877,992                    1.2%
Switzerland                                  444,890,345                    4.6%
Taiwan                                       249,281,850                    2.6%
Thailand                                      85,974,322                    0.9%
United Kingdom                             1,031,032,564                   10.6%
United States++                            1,867,960,483                   19.3%
--------------------------------------------------------------------------------
Total                                     $9,693,444,561                  100.0%

++Includes Short-Term Securities (12.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/15/04           33,000,000    $   57,647,103    $      465,896
British Pound 11/19/04           75,600,000       131,698,311         3,178,792
Euro 9/27/04                     78,400,000        93,662,125         2,235,441
Swiss Franc 9/27/04              37,600,000        29,120,574           726,618
Swiss Franc 10/15/04             42,100,000        32,623,082          (188,567)
--------------------------------------------------------------------------------
Total                                          $  344,751,195    $    6,418,180

See Notes to Schedules of Investments and Financial Statements.

                          Janus International & Global Funds  April 30, 2004  21

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2004 (unaudited)              Janus              Janus             Janus
(all numbers in thousands except net       Global Life           Global            Global            Janus              Janus
asset value per share)                       Sciences         Opportunities      Technology        Overseas            Worldwide
                                               Fund              Fund(1)            Fund             Fund                Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(2)                   $  1,131,973        $    134,868     $  1,240,857     $  2,136,771        $  8,381,360
  Investments at value(2)                  $  1,517,174        $    169,468     $  1,557,578     $  2,704,461        $  9,693,445
    Cash                                          1,548                 548            1,538            1,069               1,513
    Receivables:
      Investments sold                           22,535               2,325           19,038           25,459             191,740
      Fund shares sold                            1,246                  94              444            1,623               4,985
      Dividends                                     992                 233              966           12,451              27,721
      Interest                                       32                  --              347              113                 526
    Other assets                                     11                   1               11               28                 124
    Forward currency contracts                      600                 739            2,702               --               6,607
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                                  1,544,138             173,408        1,582,624        2,745,204           9,926,661
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
    Securities loaned (Note 1)                  161,464                  --          102,772          102,740             337,973
    Investments purchased                        12,337                  --            7,995           22,890             168,447
    Fund shares repurchased                       1,070                 169            1,460           48,696              48,585
    Dividends                                        --                  --               --               --                   2
    Advisory fees                                   726                  93              855            1,492               5,367
    Transfer agent fees and expenses                368                  33              436              509               1,993
    Foreign tax liability                           520                  --               --            4,859                 623
    Accrued expenses                                388                   8              136              249                 909
    Forward currency contracts                       65                  --              350               --                 189
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                               176,938                 303          114,004          181,435             564,088
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                 $  1,367,200        $    173,105     $  1,468,620     $  2,563,769        $  9,362,573
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-
    surplus)*                              $  2,134,539        $    163,979     $  4,053,050     $  3,438,235          14,922,237
  Undistributed net investment
      income/(loss)*                             (3,564)                (28)          (5,341)           3,507              17,650
  Undistributed net realized
    gain/(loss) from investments and
    foreign currency transactions*           (1,149,008)            (26,179)      (2,898,138)      (1,440,777)         (6,895,156)
  Unrealized appreciation/
    (depreciation) of investments
    and foreign currency translations           385,233(3)           35,333          319,049          562,804(3)        1,317,842(3)
---------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $  1,367,200        $    173,105     $  1,468,620     $  2,563,769        $  9,362,573
---------------------------------------------------------------------------------------------------------------------------------
  Shares Outstanding, $0.01 Par
    Value (unlimited shares authorized)          78,294              13,351          146,043          119,971             237,429
---------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                $      17.46        $      12.97     $      10.06     $      21.37        $      39.43
---------------------------------------------------------------------------------------------------------------------------------

    *See Note 3 in the Notes to the Financial Statements.
(1)  Formerly named Janus Global Value Fund.
(2) Investments at cost and value include $157,531,928, $100,140,535, $99,946,357 and $327,192,220 of securities loaned for Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).
(3) Net of foreign taxes on investments of $520,322, $4,859,049 and $622,533 for Janus Global Life Sciences Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.

See Notes to Financial Statements.

22  Janus International & Global Funds  April 30, 2004

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

For the six month period ended                 Janus             Janus           Janus
April 30, 2004 (unaudited)                  Global Life          Global          Global           Janus              Janus
(all numbers in thousands)                   Sciences         Opportunities    Technology       Overseas           Worldwide
                                               Fund              Fund(1)          Fund            Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                  $        33        $        94     $       864     $        73        $       677
  Securities lending income                         122                  5             236             504              1,109
  Dividends                                       3,345                814           5,786          20,159             71,822
  Dividends from affiliates                          --                 --              --              --                 35
  Foreign tax withheld                             (269)               (69)           (599)         (1,476)            (7,495)
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                           3,231                844           6,287          19,260             66,148
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                   4,194                519           5,306           8,891             34,153
  Transfer agent fees and expenses                1,788                216           2,433           2,970             11,619
  Registration fees                                  22                  3              19              40                 71
  Postage and mailing expenses                      365                 23             298             126                827
  Custodian fees                                     50                 19              98             379              1,229
  Printing expenses                                 337                 48             423             156                663
  Audit fees                                         18                  3               7              34                 15
  Trustees' fees and expenses                         8                  3               9              16                 75
  Other expenses                                     37                 22              42              60                187
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                    6,819                856           8,635          12,672             48,839
-----------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                             (24)                (2)             (8)            (24)              (176)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                      6,795                854           8,627          12,648             48,663
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                     (3,564)               (10)         (2,340)          6,612             17,485
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on Investments:
  Net realized gain/(loss) from
    securities transactions                     105,774             12,921          55,425         273,385          1,053,759
  Net realized gain/(loss) from foreign
    currency transactions                        (3,504)            (3,290)         (5,639)           (313)                35
  Change in net unrealized appreciation/
    (depreciation) of investments and
    foreign currency translations               130,274(2)           6,791        (103,807)          5,676(2)        (323,996)(2)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
  on Investments                                232,544             16,422         (54,021)        278,748            729,798
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                 $   228,980        $    16,412     $   (56,361)    $   285,360        $   747,283
-----------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Global Value Fund.
(2) Net of foreign taxes on investments of $520,322, $4,859,049 and $622,533 for Janus Global Life Sciences Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.

See Notes to Financial Statements.

                          Janus International & Global Funds  April 30, 2004  23

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the six month period ended April 30, 2004 (unaudited)                      Janus Global Life
and for the fiscal year ended October 31, 2003                                   Sciences Fund
(all numbers in thousands)                                                   2004             2003
------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                           $     (3,564)    $     (3,681)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                         102,270         (100,133)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                          130,274          270,947
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               228,980          167,133
------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                           --               --
  Net realized gain from investment transactions*                                  --               --
------------------------------------------------------------------------------------------------------
  Net Decrease from Dividends and Distributions                                    --               --
------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                                  70,440           64,423
  Redemption fees                                                                  25               44
  Shares issued in connection with acquistion*                                    N/A              N/A
  Reinvested dividends and distributions                                           --               --
  Shares repurchased                                                         (196,465)        (357,103)
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      (126,000)        (292,636)
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                         102,980         (125,503)
Net Assets:
  Beginning of period                                                       1,264,220        1,389,723
------------------------------------------------------------------------------------------------------
  End of period                                                          $  1,367,200     $  1,264,220
------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                                $    433,852     $  1,717,055
  Proceeds from sales of securities                                           580,061        1,989,809
  Purchases of long-term U.S. Government obligations                               --               --
  Proceeds from sales of long-term U.S. Government obligations                     --               --
------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                              $     (3,564)    $         --
------------------------------------------------------------------------------------------------------

    *See Notes 3 and 5 in Notes to Financial Statements.
(1)  Formerly named Janus Global Value Fund.

See Notes to Financial Statements.

24  Janus International & Global Funds  April 30, 2004

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004 (unaudited)                 Janus Global                      Janus Global
and for the fiscal year ended October 31, 2003                        Opportunities Fund(1)               Technology Fund
(all numbers in thousands)                                            2004             2003             2004             2003
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $        (10)    $        357     $     (2,340)    $     (3,598)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                    9,631          (18,637)          49,786          (79,265)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     6,791           56,769         (103,807)         568,437
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         16,412           38,489          (56,361)         485,574
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (382)            (641)              --               --
  Net realized gain from investment transactions*                           --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Net Decrease from Dividends and Distributions                           (382)            (641)              --               --
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           37,622          108,668          134,061          217,601
  Redemption fees                                                           24               81              130              102
  Shares issued in connection with acquistion*                             N/A              N/A              N/A           22,322
  Reinvested dividends and distributions                                   375              612               --               --
  Shares repurchased                                                   (24,605)        (152,440)        (264,941)        (319,382)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 13,416          (43,079)        (130,750)         (79,357)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   29,446           (5,231)        (187,111)         406,217
Net Assets:
  Beginning of period                                                  143,659          148,890        1,655,731        1,249,514
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    173,105     $    143,659     $  1,468,620     $  1,655,731
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $     41,650     $     39,084     $    193,696     $    612,319
  Proceeds from sales of securities                                     47,859           81,472          321,363          609,191
  Purchases of long-term U.S. Government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. Government obligations              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $        (28)    $        364     $     (5,341)    $     (3,001)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004 (unaudited)                     Janus                             Janus
and for the fiscal year ended October 31, 2003                            Overseas Fund                    Worldwide Fund
(all numbers in thousands)                                            2004             2003             2004             2003
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      6,612     $     34,985     $     17,485     $    120,474
  Net realized gain/(loss) from investment
    and foreign currency transactions                                  273,072          (42,376)       1,053,794         (604,714)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     5,676          703,648         (323,996)       2,074,883
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        285,360          696,257          747,283        1,590,643
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (33,320)         (33,135)        (102,305)        (122,640)
  Net realized gain from investment transactions*                           --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Net Decrease from Dividends and Distributions                        (33,320)         (33,135)        (102,305)        (122,640)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          402,110        3,259,580          371,293        2,089,585
  Redemption fees                                                          190              142              223              170
  Shares issued in connection with acquistion*                             N/A            8,889              N/A              N/A
  Reinvested dividends and distributions                                32,562           31,585          100,533          120,183
  Shares repurchased                                                  (934,570)      (4,394,478)      (3,095,109)      (5,802,454)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (499,708)      (1,094,282)      (2,623,060)      (3,592,516)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (247,668)        (431,160)      (1,978,082)      (2,124,513)
Net Assets:
  Beginning of period                                                2,811,437        3,242,597       11,340,655       13,465,168
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  2,563,769     $  2,811,437     $  9,362,573     $ 11,340,655
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $    819,288     $  2,932,224     $  5,355,929     $ 12,577,254
  Proceeds from sales of securities                                  1,311,044        4,002,119        8,057,960       15,463,364
  Purchases of long-term U.S. Government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. Government obligations              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $      3,507     $     30,217     $     17,650     $    102,470
---------------------------------------------------------------------------------------------------------------------------------

                          Janus International & Global Funds  April 30, 2004  25

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the six month period
ended April 30, 2004 (unaudited)                                             Janus Global Life Sciences Fund
and through each fiscal year or period ended October 31                2004                2003                2002

------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $        14.61      $        12.82      $        16.96
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              (.05)                 --                  --
  Net gains/(losses) on securities
    (both realized and unrealized)                                          2.90                1.79               (4.14)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            2.85                1.79               (4.14)
------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                     --                  --                  --
  Distributions (from capital gains)*                                         --                  --                  --
  Redemption fees                                                             --(2)               --(2)              N/A
------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                                 --                  --                  --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $        17.46      $        14.61      $        12.82
------------------------------------------------------------------------------------------------------------------------
Total Return**                                                            19.51%              13.87%            (24.35)%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $    1,367,200      $    1,264,220      $    1,389,723
Average Net Assets for the Period (in thousands)                  $    1,297,499      $    1,296,095      $    1,927,734
Ratio of Gross Expenses to Average Net Assets***(3)                        1.06%               0.99%               0.89%
Ratio of Net Expenses to Average Net Assets***(3)                          1.05%               0.98%               0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           (0.55)%             (0.28)%             (0.42)%
Portfolio Turnover Rate***                                                   68%                135%                 73%

For a share outstanding during the six month period
ended April 30, 2004 (unaudited)                                             Janus Global Life Sciences Fund
and through each fiscal year or period ended October 31                2001                2000              1999(1)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $        22.41      $        11.97      $        10.00
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                --                 .02                  --
  Net gains/(losses) on securities
    (both realized and unrealized)                                         (5.43)              10.42                1.97
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (5.43)              10.44                1.97
------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                   (.02)                 --                  --
  Distributions (from capital gains)*                                         --                  --                  --
  Redemption fees                                                            N/A                 N/A                 N/A
------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                               (.02)                 --                  --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $        16.96      $        22.41      $        11.97
------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           (24.26)%             87.22%              19.70%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $    2,415,086      $    4,267,458      $      344,436
Average Net Assets for the Period (in thousands)                  $    2,957,777      $    2,987,158      $      227,552
Ratio of Gross Expenses to Average Net Assets***(3)                        0.93%               0.97%               1.21%
Ratio of Net Expenses to Average Net Assets***(3)                          0.91%               0.94%               1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           (0.32)%               0.14%             (0.41)%
Portfolio Turnover Rate***                                                   84%                147%                235%

For a share outstanding during the six month period
ended April 30, 2004 (unaudited)                                                Janus Global Opportunities Fund(4)
and through each fiscal year or period ended October 31             2004              2003              2002            2001(5)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $      11.66      $       8.64      $       9.68      $      10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            --(6)            .03               .03               .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                      1.34              3.02             (1.04)             (.34)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        1.34              3.05             (1.01)             (.32)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                               (.03)             (.04)             (.02)               --
  Distributions (from capital gains)*                                     --                --              (.01)               --
  Redemption fees                                                         --(2)            .01               N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                           (.03)             (.03)             (.03)               --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $      12.97      $      11.66      $       8.64      $       9.68
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                        11.52%            35.51%          (10.59)%           (3.10)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $    173,105      $    143,659      $    148,890      $     63,425
Average Net Assets for the Period (in thousands)                $    160,575      $    132,935      $    155,411      $     54,832
Ratio of Gross Expenses to Average Net Assets***(3)                    1.07%             1.17%             1.19%             1.52%
Ratio of Net Expenses to Average Net Assets***(3)                      1.07%             1.16%             1.16%             1.50%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                               (.01)%             0.27%             0.40%             0.64%
Portfolio Turnover Rate***                                               60%               31%               84%                0%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Fiscal period from December 31, 1998 (inception date) through October 31, 1999.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  Formerly named Janus Global Value Fund.
(5)  Fiscal period from June 29, 2001 (inception date) through October 31, 2001.
(6) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.

26  Janus International & Global Funds  April 30, 2004

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

For a share outstanding during the six month period
ended April 30, 2004 (unaudited) and through                        Janus Global Technology Fund
each fiscal year or period ended October 31                 2004                2003                2002
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $        10.44      $         7.41      $        10.83
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   (.02)                 --(2)             (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                               (.36)               3.03               (3.41)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (.38)               3.03               (3.42)
-------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                          --                  --                  --
  Distributions (from capital gains)*                              --                  --                  --
  Tax return of capital*                                           --                  --                  --
  Redemption fees                                                  --(3)               --(3)              N/A
-------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                      --                  --                  --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $        10.06      $        10.44      $         7.41
-------------------------------------------------------------------------------------------------------------
Total Return**                                                (3.64)%              41.08%            (31.67)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    1,468,620      $    1,655,731      $    1,249,514
Average Net Assets for the Period (in thousands)       $    1,641,621      $    1,332,510      $    1,906,518
Ratio of Gross Expenses to Average Net Assets***(4)             1.06%               1.07%               0.96%
Ratio of Net Expenses to Average Net Assets***(4)               1.06%               1.06%               0.94%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                       (0.29)%             (0.27)%             (0.14)%
Portfolio Turnover Rate***                                        24%                 48%                 66%

For a share outstanding during the six month period
ended April 30, 2004 (unaudited) and through                        Janus Global Technology Fund
each fiscal year or period ended October 31                 2001                2000              1999(1)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $        27.44      $        20.95      $        10.00
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .36                (.02)                 --
  Net gains/(losses) on securities
    (both realized and unrealized)                             (16.64)               6.71               10.95
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (16.28)               6.69               10.95
-------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                        (.16)               (.02)                 --
  Distributions (from capital gains)*                              --                (.18)                 --
  Tax return of capital*                                         (.17)                 --                  --
  Redemption fees                                                 N/A                 N/A                 N/A
-------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                    (.33)               (.20)                 --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $        10.83      $        27.44      $        20.95
-------------------------------------------------------------------------------------------------------------
Total Return**                                               (59.95)%              31.99%             109.40%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    2,275,691      $    7,564,492      $    3,334,514
Average Net Assets for the Period (in thousands)       $    4,009,850      $    8,883,777      $    1,265,552
Ratio of Gross Expenses to Average Net Assets***(4)             0.92%               0.91%               1.04%
Ratio of Net Expenses to Average Net Assets***(4)               0.90%               0.90%               1.02%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                         0.55%               0.17%             (0.11)%
Portfolio Turnover Rate***                                        60%                 47%                 31%

For a share outstanding during the six month period
ended April 30, 2004 (unaudited) and through                            Janus Overseas Fund
each fiscal year ended October 31                           2004                2003                2002
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $        19.50      $        15.44      $        18.44
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .06                 .24                 .15
  Net gains/(losses) on securities
    (both realized and unrealized)                               2.05                3.98               (3.05)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 2.11                4.22               (2.90)
-------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                        (.24)               (.16)               (.10)
  Distributions (from capital gains)*                              --                  --                  --
  Redemption fees                                                  --(3)               --(3)              N/A
-------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                    (.24)               (.16)               (.10)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $        21.37      $        19.50      $        15.44
-------------------------------------------------------------------------------------------------------------
Total Return**                                                 10.94%              27.62%            (15.78)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    2,563,769      $    2,811,437      $    3,242,597
Average Net Assets for the Period (in thousands)       $    2,750,731      $    2,897,732      $    4,445,864
Ratio of Gross Expenses to Average Net Assets***(4)             0.93%               0.94%               0.91%
Ratio of Net Expenses to Average Net Assets***(4)               0.92%               0.94%               0.89%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                         0.48%               1.21%               0.69%
Portfolio Turnover Rate***                                        61%                104%                 63%

For a share outstanding during the six month period
ended April 30, 2004 (unaudited) and through                            Janus Overseas Fund
each fiscal year ended October 31                           2001                2000                1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $        33.44      $        25.35      $        17.95
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .28                 .01                  --
  Net gains/(losses) on securities
    (both realized and unrealized)                             (11.42)               8.22                7.49
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (11.14)               8.23                7.49
-------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                        (.20)                 --                (.09)
  Distributions (from capital gains)*                           (3.66)               (.14)                 --
  Redemption fees                                                 N/A                 N/A                 N/A
-------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                   (3.86)               (.14)               (.09)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $        18.44      $        33.44      $        25.35
-------------------------------------------------------------------------------------------------------------
Total Return**                                               (37.09)%              32.59%              41.77%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    4,988,637      $    9,380,308      $    5,639,980
Average Net Assets for the Period (in thousands)       $    6,945,505      $    9,862,835      $    4,577,552
Ratio of Gross Expenses to Average Net Assets***(4)             0.87%               0.89%               0.92%
Ratio of Net Expenses to Average Net Assets***(4)               0.85%               0.88%               0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                         0.77%               0.22%             (0.03)%
Portfolio Turnover Rate***                                        65%                 62%                 92%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Fiscal period from December 31, 1998 (inception date) through October 31, 1999.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

                          Janus International & Global Funds  April 30, 2004  27

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the six month period
ended April 30, 2004 (unaudited) and through                            Janus Worldwide Fund
each fiscal year ended October 31                           2004                2003                2002
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $        37.34      $        32.87      $        40.17
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .10                 .37                 .27
  Net gains/(losses) on securities
    (both realized and unrealized)                               2.35                4.41               (7.56)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 2.45                4.78               (7.29)
-------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                        (.36)               (.31)               (.01)
  Distributions (from capital gains)*                              --                  --                  --
  Redemption fees                                                  --(1)               --(1)              N/A
-------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                    (.36)               (.31)               (.01)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $        39.43      $        37.34      $        32.87
-------------------------------------------------------------------------------------------------------------
Total Return**                                                  6.60%              14.65%            (18.15)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $    9,362,573      $   11,340,655      $   13,465,168
Average Net Assets for the Period (in thousands)       $   10,567,685      $   12,123,565      $   18,185,263
Ratio of Gross Expenses to Average Net Assets***(2)             0.93%               0.93%               0.87%
Ratio of Net Expenses to Average Net Assets***(2)               0.93%               0.92%               0.86%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                         0.33%               0.99%               0.62%
Portfolio Turnover Rate***                                       105%                108%                 73%

For a share outstanding during the six month period
ended April 30, 2004 (unaudited) and through                            Janus Worldwide Fund
each fiscal year ended October 31                           2001                2000                1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $        70.74      $        58.67      $        41.52
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .39                 .03                 .02
  Net gains/(losses) on securities
    (both realized and unrealized)                             (24.04)              13.15               17.51
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (23.65)              13.18               17.53
-------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                        (.41)               (.03)               (.18)
  Distributions (from capital gains)*                           (6.51)              (1.28)                 --
  Redemption fees                                                 N/A                 N/A                 N/A
-------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                   (6.92)              (1.31)               (.18)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $        40.17      $        70.74      $        58.87
-------------------------------------------------------------------------------------------------------------
Total Return**                                               (36.56)%              22.41%              42.33%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $   20,331,383      $   37,775,243      $   24,091,321
Average Net Assets for the Period (in thousands)       $   27,993,000      $   38,726,913      $   18,892,896
Ratio of Gross Expenses to Average Net Assets***(2)             0.87%               0.88%               0.89%
Ratio of Net Expenses to Average Net Assets***(2)               0.85%               0.86%               0.88%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                         0.53%               0.13%               0.07%
Portfolio Turnover Rate***                                        78%                 58%                 68%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

28  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited)

Dow Jones Industrial Average    A price-weighted average of 30 actively traded
                                Blue-Chip Stocks.

Morgan Stanley Capital          Is a market capitalization weighted index
International EAFE(R) Index     composed of companies representative of the
                                market structure of 21 Developed Market
                                countries in Europe, Australasia and the Far East.

Morgan Stanley Capital          Is a market capitalization weighted index
International World IndexSM     composed of companies representative of the
                                market structure of 23 Developed Market
                                countries in North America, Europe and the Asia/Pacific Region.

NASDAQ Composite                The National Association of Securities Dealers
Stock Index                     Automated Quotation System is a nationwide
                                computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

S&P 500(R)Index                 The Standard & Poor's Composite Index of 500
                                stocks, a widely recognized, unmanaged index of common stock prices.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                             American Depositary Receipt

ETD                             Euro Time Deposit

GDR                             Global Depositary Receipt

PLC                             Public Limited Company

New York Shares                 Securities of foreign companies trading on the
                                New York Stock Exchange

NVDR                            Non-Voting Depositary Receipt

SDR                             Swedish Depositary Receipt

    *Non-income-producing security.
   **A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(omega) Rate is subject to change. Rate shown reflects current rate.
(delta) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.
(beta) Security is illiquid.
    #Loaned security, a portion or all of the security is on loan as of April
     30, 2004.
    +The security is purchased with the cash collateral received from Securities on Loan (Note 1).
(sigma) Fair valued security.

                          Janus International & Global Funds  April 30, 2004  29

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited) (continued)

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES
                                                                                                               Value as
                                                       Acquisition       Acquisition                             % of
                                                           Date              Cost              Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Ligand Pharmaceuticals, Inc.                              7/2/03        $   17,250,000    $   32,115,000              2.3%
--------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures,
  due 5/1/03 (144A)(sigma)                            3/6/00-2/23/01    $   24,227,500                --                --
Chi Mei Optoelectronics Corp. (144A) (GDR)               10/21/03       $   18,315,317    $   30,908,895              2.1%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07 (144A)                   6/27/00        $   14,630,000    $   14,794,587              1.0%
Yipes Communication, Inc.(sigma)                         9/18/00        $   14,999,998                --                --
--------------------------------------------------------------------------------------------------------------------------
                                                                        $   72,172,815    $   45,703,482              3.1%
--------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
China Steel Corp. (144A) (GDR)                           10/16/03       $   31,524,560    $   35,657,600              0.4%
Erste Bank der Oesterreichischen Sparkassen A.G. (144A)   1/8/04        $   24,324,053    $   27,310,893              0.3%
--------------------------------------------------------------------------------------------------------------------------
                                                                        $   55,848,613    $   62,968,493              0.7%
--------------------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of April 30, 2004. The issuer incurs all registration costs.

30  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six month period ended April 30, 2004.

                                        Purchases                 Sales            Realized    Dividend  Market Value
                                    Shares       Cost       Shares       Cost     Gain/(Loss)   Income    at 4/30/04
-------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.          --          --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                          Janus International & Global Funds  April 30, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Life Sciences Fund, Janus Global Opportunities Fund (Formerly Janus Global Value Fund), Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. Each of the Funds in this report are classified as diversified as defined in the1940 Act, with the exception of Janus Global Opportunities Fund and Global Technology Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (New York time). It is anticipated that sometime during the third calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or are deemed not to be reliable because of events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the closing of the NYSE, then their fair value is determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the close of the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, however, the Fund will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC"). The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts that comply with Rule 2a-7 of the 1940 Act relating to money market funds and mutually agreed to by the Funds and the lending agent.

As of April 30, 2004, the following Funds had on loan securities as indicated:

                                                                     Value at
Fund                                                              April 30, 2004
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                   $ 157,531,928
Janus Global Technology Fund                                        100,140,535
Janus Overseas Fund                                                  99,946,357
Janus Worldwide Fund                                                327,192,220
--------------------------------------------------------------------------------

As of April 30, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                                  Collateral at
Fund                                                              April 30, 2004
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                   $ 161,463,701
Janus Global Technology Fund                                        102,771,579
Janus Overseas Fund                                                 102,740,346
Janus Worldwide Fund                                                337,972,590
--------------------------------------------------------------------------------

32  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio, except for Janus Global Life Sciences Fund which invested $2,668,788 in a letter of credit.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

FORWARD CURRENCY TRANSACTIONS
The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

WHEN-ISSUED SECURITIES
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
The Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                          Janus International & Global Funds  April 30, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

PROXY VOTING
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

Starting in August 2004, each Fund's proxy voting record for the one-year period ending each June 30th will be available through www.janus.com and from the SEC through the SEC's website at www.sec.gov.

2. AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each of the Funds' management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund held for three months or less. Effective March 1, 2004, the redemption fee for the Funds listed above increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund were $24,952, $24,366, $130,204, $190,334 and $223,173, respectively, for the six month period ended April 30, 2004.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody credits received reduce custodian fees. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a share-holder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six month period ended April 30, 2004, are noted below.

                               DST Securities, Inc.   Fund
                                   Commissions       Expense
Fund                                   Paid         Reduction   DST Systems Cost
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund             --            --        $338,866
Janus Global Opportunities Fund(1)          --            --          49,397
Janus Global Technology Fund                --            --         532,807
Janus Overseas Fund                         --            --         161,884
Janus Worldwide Fund                  $ 12,000      $  9,002         775,132
--------------------------------------------------------------------------------

(1)  Formerly named Janus Global Value Fund.

34  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six month period ended April 30, 2004, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                          Purchases         Sales          Dividend      Market Value
                                         Shares/Cost     Shares/Cost        Income        at 4/30/04
-----------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Worldwide Fund                     $ 30,000,000    $ 45,000,000    $     28,032              --
-----------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Worldwide Fund                     $ 55,000,000    $ 70,000,000    $      6,596              --
-----------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2011.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of April 30, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                                                                         Net
                                        Accumulated           Federal          Unrealized          Unrealized        Appreciation/
Fund                                  Capital Losses         Tax Costs        Appreciation       (Depreciation)     (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund       $(1,233,439,542)    $ 1,146,904,974    $   393,918,313    $   (23,649,492)    $   370,268,821
Janus Global Opportunities Fund(1)        (36,476,008)        134,878,279         37,192,827         (2,603,448)         34,589,379
Janus Global Technology Fund           (2,939,685,570)      1,250,228,312        429,007,692       (121,658,105)        307,349,587
Janus Overseas Fund                    (1,702,627,841)      2,145,159,442        621,372,447        (62,070,863)        559,301,584
Janus Worldwide Fund                   (7,853,304,795)      8,434,211,062      1,515,766,636       (256,533,137)      1,259,233,499
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Global Value Fund.

                          Janus International & Global Funds  April 30, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

4. EXPENSES

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5. FUND ACQUISITIONS AND FUND REORGANIZATIONS

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/(depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                       Acquired        Net Assets
                                                                   Acquiring Fund   Acquired Fund   Fund Unrealized       After
Acquiring Fund                 Acquired Fund                         Net Assets      Net Assets         AP/DP         Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund   Berger Information Technology Fund   $1,196,479,094   $22,321,938     $(14,193,727)    $1,218,801,032
Janus Overseas Fund            Berger International Fund             2,735,169,004     8,888,573          222,070      2,744,057,577
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                 Acquired Fund                             Shares Acquired       Shares issued in Acquisition
--------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund   Berger Information Technology Fund           5,344,779                   2,974,555
Janus Overseas Fund            Berger International Fund                    1,335,727                     629,726
--------------------------------------------------------------------------------------------------------------------------

36  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

For the six month period ended April 30, 2004             Janus                     Janus                     Janus
(unaudited) and for the fiscal year ended         Global Life Sciences      Global Opportunities        Global Technology
October 31, 2003                                          Fund                     Fund(1)                    Fund
(all numbers in thousands)                          2004         2003         2004         2003         2004         2003
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                       4,202        4,862        2,960       11,999       12,329       25,586
  Shares issued in connection with acquisition*       N/A          N/A          N/A          N/A          N/A        2,975
  Reinvested distributions                             --           --           31           69           --           --
--------------------------------------------------------------------------------------------------------------------------
Total                                               4,202        4,862        2,991       12,068       12,329       28,561
--------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                              (12,425)     (26,780)      (1,957)     (16,991)     (24,860)     (38,660)
Net Increase/(Decrease) in Fund Shares             (8,223)     (21,918)       1,034       (4,923)     (12,531)     (10,099)
Shares Outstanding, Beginning of Period            86,517      108,435       12,317       17,240      158,574      168,673
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                  78,294       86,517       13,351       12,317      146,043      158,574
--------------------------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004                  Janus                         Janus
(unaudited) and for the fiscal year ended                     Overseas                     Worldwide
October 31, 2003                                                Fund                         Fund
(all numbers in thousands)                              2004           2003           2004           2003
-----------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                           19,008        205,329          9,237         63,891
  Shares issued in connection with acquisition*            N/A            630            N/A            N/A
  Reinvested distributions                               1,649          2,044          2,649          3,721
-----------------------------------------------------------------------------------------------------------
Total                                                   20,657        208,003         11,886         67,612
-----------------------------------------------------------------------------------------------------------
  Shares Repurchased                                   (44.879)      (273,887)       (78,186)      (173,587)
Net Increase/(Decrease) in Fund Shares                 (24.222)       (65,884)       (66,300)      (105,975)
Shares Outstanding, Beginning of Period                144,193        210,077        303,729        409,704
-----------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      119,971        144,193        237,429        303,729
-----------------------------------------------------------------------------------------------------------

    *See Note 5 in Notes to Financial Statements.
(1)  Formerly named Janus Global Value Fund.

                          Janus International & Global Funds  April 30, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

7. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Division of Securities and the Colorado Attorney General ("COAG"), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies, including the National Association of Securities Dealers, the West Virginia Attorney General, the Florida Department of Financial Services, the NYAG, the SEC, the COAG, the Colorado Division of Securities and one or more U.S. Attorney offices, relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in Fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Trustees in connection with the review and approval of management contracts related to the Funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering Influenced and Corrupt Organizations Act.

The "market timing" lawsuits include actions purportedly on behalf of a class of Fund investors, cases allegedly brought on behalf of the Funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Funds, the Janus fund Trustees,

38  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

officers of the Funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures.

In addition to the "market timing" actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future.

Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                          Janus International & Global Funds  April 30, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND
FINANCIAL STATEMENTS (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period or year ended. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

40  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                          Janus International & Global Funds  April 30, 2004  41

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--------------------------------------------------------------------------------

NOTES

42  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                          Janus International & Global Funds  April 30, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

44  Janus International & Global Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                          Janus International & Global Funds  April 30, 2004  45

-------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.
        ----------------------------------------------------------------

     GROWTH

     Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

     INTERNATIONAL & GLOBAL

     Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

     CORE

     Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

     RISK-MANAGED

     Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

     VALUE

     Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

     INCOME

     Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

     FOR MORE INFORMATION ABOUT OUR FUNDS, GO TO www.janus.com.

     [LOGO] JANUS CAPITAL                   151 Detroit Street
                   Group                    Denver, CO 80206
                                            1-800-525-3713

     This material must be preceded or accompanied by a prospectus. Funds distributed by Janus Distributors LLC (4/04)

     C-0504-157                              111-24-104 06-04
--------------

                                                          ----------------------
                                                          2004 SEMIANNUAL REPORT
                                                          ----------------------

              JANUS INCOME FUNDS
              ------------------------------------------------------------------

                   Janus Federal Tax-Exempt Fund

                   Janus Flexible Income Fund

                   Janus High-Yield Fund

                   Janus Short-Term Bond Fund

                   Janus Money Market Fund

                   Janus Government Money Market Fund

                   Janus Tax-Exempt Money Market Fund

                                                            [LOGO] JANUS CAPITAL
                                                                          Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS
  Janus Income Funds
     Schedules of Investments
        Janus Federal Tax-Exempt Fund ...............................     2
        Janus Flexible Income Fund ..................................     7
        Janus High-Yield Fund .......................................    16
        Janus Short-Term Bond Fund ..................................    24
        Janus Money Market Fund .....................................    29
        Janus Government Money Market Fund ..........................    33
        Janus Tax-Exempt Money Market Fund ..........................    34
     Statements of Assets and Liabilities - Bond Funds ..............    37
     Statements of Operations - Bond Funds ..........................    38
     Statements of Changes in Net Assets - Bond Funds ...............    39
     Financial Highlights - Bond Funds ..............................    40
     Statements of Assets and Liabilities - Money Market Funds ......    42
     Statements of Operations - Money Market Funds ..................    43
     Statements of Changes in Net Assets - Money Market Funds .......    44
     Financial Highlights - Money Market Funds ......................    45
     Notes to Schedules of Investments ..............................    50
     Notes to Financial Statements ..................................    52
     Explanations of Charts, Tables and Financial Statements ........    60

--------------------------------------------------------------------------------

A MESSAGE REGARDING PORTFOLIO MANAGER COMMENTARY: To provide our shareholders with more timely and comprehensive updates on their funds, we will now provide portfolio manager commentaries five times per year. Quarterly commentaries and other timely fund information will be available in the Fund Updates section of janus.com and will be offered in place of the portfolio manager letters in April 30 semiannual reports. Shareholders will continue to receive a comprehensive annual letter from portfolio managers in the October 31 annual report which will be available at year end. Going forward, semiannual and annual reports will continue to provide a complete list of fund holdings, performance information and other important details about Janus funds.

--------------------------------------------------------------------------------

Below is a schedule of planned communications regarding your investment with
Janus:

INVESTMENT UPDATE:         WHEN AVAILABLE:            WHERE YOU CAN FIND IT:
Quarterly Review
(prior calendar quarter)   January, April, July,      www.janus.com;
                           October                    Fund Updates section
Annual Review
(funds' fiscal year-
November 1 through
October 31)                December                   www.janus.com;
                                                      Fund Updates section
                                                      Annual Report (sent by
                                                      U.S. mail or e-mail)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dear Shareholder,

Let me begin by telling you how excited I am to be associated with Janus. As a shareholder of the funds, I'm sure you already know many of the things that make Janus unique. To me, it is a research-driven firm with an impressive heritage of delivering exceptional long-term performance to its shareholders. I am proud to be a part of continuing that heritage into the future.

There are three main reasons why I decided to join Janus as Chief Investment Officer. First, I believe the research at Janus is the best I've ever seen. In a prior job as a sell-side analyst, I had the opportunity to get an inside look at the passion, intensity and energy that characterized investment debates at Janus. That positive impression has only been reinforced in the short time I have been part of the team. Given my analyst background, I share the same zeal for getting the story right behind every investment.

Second, the people at Janus are special. From the individuals at our call center, to the sales and marketing staff, to the person who actually manages your money, all of our employees are passionate about winning, and passionate about setting the pace, not following it. The esprit de corps of the firm is quite remarkable.

Third, Janus is an investment-centric firm. By that I mean we focus on our core competency of managing our shareholders' money. Delivering performance remains at the heart of what we do and we constantly reinvest in our core business toward that end.

My role at Janus will be to oversee the investment team and drive investment returns. In an attempt to safeguard the consistency and quality of the investment process, I plan to play devil's advocate with the portfolio managers, to poke and prod their investment decisions. I will take full responsibility for the performance of the team, making sure that portfolio managers have the tools and resources needed to make wise decisions.

Like any solid organization, there is always room to improve. I have communicated to the investment team the following enhancements that I plan to focus on during the next two quarters. For starters, I plan on expanding our coverage of international stocks. In this era of increased globalization, I believe sectors are more important than countries and our research needs to be borderless. In addition, we need to make sure that our research edge provides a solid foundation from which we can invest with conviction. Of course, the flipside of this exercise is to have the proper risk controls in place to serve as an early warning system when fundamentals begin to deteriorate and stocks need to be trimmed or sold.

Furthermore, I want to improve communication so that analysts and portfolio managers are sharing their best ideas and discussing how topical events may impact portfolios. Collectively, I believe we can arrive at better investment decisions through debate and idea sharing versus acting in isolation. These are the initiatives I will be focusing on in the initial phase of my tenure at Janus. I look forward to circling back with you in the fall and providing an update on our progress.

Turning to the markets, after finishing last year on a strong note, stocks have treaded water during the first few months of 2004, as concerns about rising interest rates, war, and oil prices have offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index rose 6.3% during the six-month time period ended 4/30/04, after rising 15.6% in the six months ended 10/31/03. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted returns of 5.4% and -0.6%, respectively.

Notwithstanding the moderate returns of the market, my message to you today is that we like what we are hearing from our company contacts. Enterprise spending is improving as corporate profits accelerate. After two years of balance sheet repair, CEOs are again thinking strategically about how to grow their businesses. This is a very encouraging development that we feel is being underappreciated in the marketplace at the current time. Yes, interest rates are likely to be higher 12 months from now, but we believe that the strength of the economy and an improvement in corporate profits will overpower any dampening effect caused by a rising interest rate environment.

While the market in 2003 could be characterized as broad-based as the economy began its recovery, we believe that the market will be much more selective in 2004. I think the expected "stock-picker's" market will play to our strength of identifying companies that are investing in their businesses, growing their market share, and capitalizing on technological and infrastructural change throughout the world. Indeed, I believe the recent improved performance of our funds provides evidence that our research process remains strong and that our portfolios are properly positioned to capitalize on continuing growth in the global economy.

It is my belief that Janus' investment process works best during times of "normal" economic activity (3%-4% GDP growth, 10%-12% corporate profit growth). We are now moving into the middle innings of this economic recovery, which has followed fairly normal patterns to date compared to historical recoveries. Therefore, I am optimistic of continued strong performance by our funds in this environment.

In closing, let me thank you again for your loyalty to Janus. As a shareholder of our funds, you have our absolute faithfulness in return. I believe that we face a very bright future together.

Sincerely,

/s/ Gary Black

Gary Black
President and Chief Investment Officer

Past performance is no guarantee of future results.

                                           Janus Income Funds  April 30, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND (unaudited)                      Portfolio Manager
                                                                  Sharon Pichler

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                               Lehman Brothers
                                                            Municipal Bond Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal       One       Five     Ten       Since
                          Year-to-Date    Year      Year     Year     Inception*
--------------------------------------------------------------------------------
Janus Federal
Tax-Exempt Fund               0.23%       0.08%    3.57%     5.10%       4.74%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index          1.19%       2.68%    5.44%     6.46%       6.06%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

*The Fund's inception date - May 3, 1993

FUND STRATEGY
--------------------------------------------------------------------------------
To seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. The Fund normally invests at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax.

FUND PROFILE
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Weighted Average Maturity                        10.0 Yrs.          12.2 Yrs.
Average Modified Duration**                       6.2 Yrs.           8.3 Yrs.
30-Day Current Yield***
  With Reimbursement                               2.49%              3.31%
  Without Reimbursement                            2.05%              3.09%
Weighted Average Fixed
  Income Credit Rating                                 A                  A
Number of Municipal Bonds                             91                 98

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

2  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 0.2%
General Obligation Bonds - 47.0%
Revenue Bonds - 52.8%

TOP 10 STATES (% of Net Assets)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

Bar graph data shown in following table

Illinois - 17.5%
Texas - 11.6%
Colorado - 11.1%
Florida - 7.2%
New York - 6.5%
Ohio - 6.2%
Michigan - 5.5%
South Carolina - 4.7%
Washington - 3.6%
North Carolina - 3.0%

--------------------------------------------------------------------------------
   **A theoretical measure of price volatility.
  ***Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total return would have been lower.

                                           Janus Income Funds  April 30, 2004  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Municipal Securities - 99.8%
Arizona - 1.2%
$  1,000,000    Mesa Street and Highway Revenue
                  (FGIC Insured), 6.25%, due 7/1/11 .........   $     1,168,680
     900,000    Winslow Industrial Development Authority
                  Hospital Revenue, (Winslow Memorial
                  Hospital Project), 5.50%, due 6/1/22(beta)            674,127

                                                                      1,842,807

Colorado - 11.1%
   2,035,000    Arapahoe County, (Cherry Creek School
                  District No. 005), 5.50%, due 12/15/09 ....         2,275,476
     530,000    Bachelor Gulch Metropolitan District
                  6.80%, due 12/1/06 ........................           550,659
                Black Hawk Device Tax Revenue:
      25,000      6.10%, due 12/1/07 ........................            25,980
      25,000      6.00%, due 12/1/11 ........................            25,521
     475,000      6.00%, due 12/1/11 ........................           526,907
   1,000,000    Castle Rock Golf Enterprise Revenue
                  6.50%, due 12/1/16 ........................         1,036,150
   2,000,000    Denver City and County, (Medical Facilities)
                  5.00%, due 8/1/07 .........................         2,156,500
     300,000    Denver Health and Hospital Authority
                  Healthcare Revenue, Series A, Variable Rate
                  1.15%, 12/1/31 ............................           300,000
   2,000,000    Department of Transportation Revenue
                  (MBIA Insured), Series B
                  5.00%, due 6/15/11 ........................         2,184,840
                Hyland Hills Metropolitan Parks and
                Recreation District Special Revenue:
     620,000      Series A, 5.00%, due 12/15/06 .............           654,094
     500,000      Series A, 6.75%, due 12/15/15 .............           530,700
   1,000,000    Platte River Power Authority Colorado
                  Power Revenue, Series EE
                  5.375%, due 6/1/18 ........................         1,071,380
                Regional Transportation District Sales
                Tax Revenue:
   1,630,000      (AMBAC Insured), Series B
                  5.25%, due 12/1/12 ........................         1,801,818
   1,150,000      (FGIC Insured), Series A
                  5.00%, due 11/1/15 ........................         1,208,662
     100,000    Telluride Excise Tax Revenue
                  5.75%, due 12/1/12 ........................           107,456
   1,680,000    Westminster Water and Wastewater
                  Utility Enterprise Revenue
                  (AMBAC Insured), 5.00%, due 12/1/13 .......         1,824,295

                                                                     16,280,438

Connecticut - 0.7%
   1,000,000    State Special Tax Obligation Revenue
                  (Transportation Infrastructure)
                  (FSA Insured), 5.375%, due 10/1/14 ........         1,088,100

Shares or Principal Amount                                          Market Value
================================================================================
Florida - 7.2%
$  1,585,000    Alachua County Public Improvement
                  Revenue, (FSA Insured), 5.00%, due 8/1/14 .   $     1,655,596
   1,615,000    FSU Financial Assistance, (AMBAC Insured)
                  5.00%, due 10/1/10 ........................         1,767,359
   2,855,000    JEA Electric Systems Revenue
                  (FSA-CR Insured), Series B
                  3.75%, due 10/1/10 ........................         2,892,314
   2,000,000    Orange County School Board, Series A
                  5.375%, due 8/1/22 ........................         2,091,340
   2,000,000    State Board of Education Capital Outlay
                  Series A, 5.25%, due 6/1/08 ...............         2,173,960

                                                                     10,580,569

Georgia - 1.4%
   1,800,000    Atlanta Airport Facilities Revenue
                  (AMBAC Insured), 6.00%, due 1/1/07 ........         1,968,120
      60,000    Municipal Electric Authority Power Revenue
                  (Escrowed to Maturity), (MBIA Insured)
                  Series Y, 6.50%, due 1/1/17 ...............            71,800

                                                                      2,039,920

Illinois - 17.5%
   2,275,000    Central Lake County Joint Action
                  Water Agency, (AMBAC Insured)
                  6.00%, due 2/1/16 .........................         2,600,666
   1,385,000    Coles and Cumberland County
                  Community Unit School District
                  No. 002, (FGIC Insured), 5.35%, due 2/1/18          1,462,491
   5,995,000    Cook County, (MBIA Insured)
                  Series A, 6.25%, due 11/15/13 .............         7,068,225
   1,630,000    Du Page and Will Counties
                  (Community School District No. 204)
                  6.875%, due 2/30/09 .......................         1,931,680
   2,050,000    Du Page County, (Downer's Grove
                  Community High School District No. 099)
                  (FSA Insured), 5.50%, due 12/1/12 .........         2,268,634
   2,000,000    Eastern Illinois University Revenue
                  (Auxiliary Facilities System)
                  (AMBAC Insured), 5.375%, due 4/1/18 .......         2,168,040

                Illinois State:
   2,000,000      5.00%, due 8/1/07 .........................         2,159,100
   1,000,000      (FSA Insured), 5.375%, due 5/1/12 .........         1,099,130
   2,550,000    Kane County Forest Preservation District
                  (FGIC Insured), 5.00%, due 12/30/10 .......         2,781,464
   1,070,000    Kendall Kane and Will Counties
                  Community Unit School District No. 308
                  (FSA Insured), 5.00%, due 10/1/06 .........         1,146,312
   1,000,000    Metropolitan Pier and Exposition Authority
                  (McCormick Place Expansion Project)
                  5.375%, due 12/15/17 ......................         1,075,730

                                                                     25,761,472

See Notes to Schedules of Investments and Financial Statements.

4  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Iowa - 1.4%
$  2,065,000    Grinnell Hospital Revenue
                  (Grinnell Medical Center), Variable Rate
                  1.15%, 12/1/21 ............................   $     2,065,000

Kansas - 1.6%
   2,080,000    State Development Financial Authority
                  Revenue, (Water Pollution Control)
                  5.25%, due 11/1/09 ........................         2,302,622

Massachusetts - 1.5%
   2,000,000    Massachusetts State, (Conservation Lien)
                  Series C, 5.50%, due 11/1/15 ..............         2,213,280

Michigan - 5.5%
   1,000,000    Haslett Public School District
                  (Q-SBLF Insured), 5.00%, due 5/1/19 .......         1,041,530
   1,000,000    Michigan Municipal Bond Authority
                  (State Revolving Fund)
                  5.10%, due 10/1/11 ........................         1,081,930
   2,500,000    State Trunk Line, Series A
                  5.50%, due 11/1/18 ........................         2,712,200
   1,000,000    Taylor Tax Increment Finance Authority
                  (FSA Insured), 5.50%, due 5/1/15 ..........         1,087,510
   2,000,000    Walled Lake Consolidated School District
                  (MBIA Insured), 5.50%, due 5/1/10 .........         2,189,300

                                                                      8,112,470

Minnesota - 0%
      40,000    Minneapolis Metropolitan Council
                  (St. Paul Metropolitan Area Sewer)
                  Series A, 5.00%, due 12/1/07 ..............            43,468

Missouri - 2.4%
   1,000,000    Joplin Industrial Development Authority
                  Revenue, (First Mortgage Spring River)
                  7.50%, due 7/1/15 .........................         1,092,580
                Missouri Health and Educational
                  Facilities Authority Revenue:
   2,000,000      (Missouri Valley College), Variable Rate
                  1.15%, 10/1/31 ............................         2,000,000
     375,000      (Saint Louis University), Variable Rate
                  Series A, 1.15%, 10/1/09 ..................           375,000

                                                                      3,467,580

Nebraska - 0.1%
     200,000    State Educational Financial Authority
                  Revenue, (Creighton University)
                  Variable Rate, 1.10%, 3/1/33 ..............           200,000

New Hampshire - 1.3%
   1,745,000    State Park System Revenue
                  (AMBAC Insured), 5.00%, due 2/1/12 ........         1,880,761

New Jersey - 0.8%
   1,000,000    Turnpike Authority Revenue
                  (FSA Insured), Series C
                  6.50%, due 1/1/16 .........................         1,197,310

Shares or Principal Amount                                          Market Value
================================================================================
New York - 6.5%
$  1,545,000    Metropolitan Transportation
                  Authority Revenue, Series A
                  5.50%, due 11/15/17 .......................   $     1,686,924
   1,000,000    New York City Transitional Financial
                  Authority Revenue, (Future Tax Secured)
                  (MBIA-IBC Insured), Series B
                  5.50%, due 2/1/11 .........................         1,115,290
   1,000,000    New York, Series G
                  5.00%, due 8/1/05 .........................         1,041,140
   1,345,000    St. Lawrence County Industrial
                  Development Civic Facilities Revenue
                  (St. Lawrence University Project)
                  (MBIA Insured), Series A
                  5.375%, due 7/1/18 ........................         1,439,970
   1,000,000    State Dormitory Authority Revenues
                  (State University Educational Facilities)
                  Series A, 5.50%, due 5/15/19 ..............         1,089,920
   3,000,000    State Environmental Facilities
                  (NYC Municipal Water Project)
                  5.00%, due 6/15/18 ........................         3,142,830

                                                                      9,516,074

North Carolina - 3.0%
   1,005,000    Buncombe County Certificates of
                  Participation, (AMBAC Insured)
                  3.00%, due 10/1/09 ........................           998,759
   1,015,000    Greenville Combined Enterprise System
                  Revenue, (FSA Insured)
                  6.00%, due 9/1/16 .........................         1,179,491
   2,000,000    State Highway
                  5.00%, due 5/1/09 .........................         2,190,300

                                                                      4,368,550

Ohio - 6.2%
   1,000,000    Cincinnati Water System Revenue
                  5.00%, due 12/1/16 ........................         1,052,860
   2,500,000    Columbus, Series 1
                  5.50%, due 11/15/13 .......................         2,766,175
   1,500,000    Northwest Local School District
                  (MBIA Insured), 5.00%, due 12/1/22 ........         1,527,405
   1,480,000    Olentangy Local School District
                  (School Facilities Construction
                  and Improvement), Series A
                  5.25%, due 12/1/19 ........................         1,573,654
   2,000,000    State Higher Education Capital Facilities
                  Series 2A, 5.00%, due 12/1/08 .............         2,185,960

                                                                      9,106,054

Oklahoma - 1.2%
     500,000    McGee Creek Authority Water Revenue
                  (MBIA Insured), 6.00%, due 1/1/23 .........           582,040
   1,000,000    Tulsa Industrial Authority Revenue
                  (University of Tulsa), (MBIA Insured)
                  Series A, 6.00%, due 10/1/16 ..............         1,162,930

                                                                      1,744,970

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Income Funds  April 30, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oregon - 1.1%
$  1,370,000    Lane County School District No. 052
                  6.25%, due 6/15/17 ........................   $     1,592,789

Pennsylvania - 1.6%
   2,110,000    Montgomery County
                  5.375%, due 7/15/12 .......................         2,310,471

South Carolina - 4.7%
   1,000,000    Spartanburg County School District
                  No. 007, (SCSDE Insured)
                  5.00%, due 3/1/16 .........................         1,075,540
   3,960,000    State Public Service Authority Revenue
                  (MBIA Insured), Series A
                  5.75%, due 1/1/22 .........................         3,744,061
   2,000,000    Transportation Infrastructure
                  Bank Revenue, (AMBAC Insured)
                  Series A, 4.625%, due 10/1/30 .............         2,154,680

                                                                      6,974,281

Tennessee - 0.7%
   1,000,000    Tennessee State, Series A
                  5.00%, due 5/1/05 .........................         1,036,240

Texas - 11.6%
   1,520,000    Clint Independent School District
                  (PSF-GTD Insured), 6.00%, due 2/15/14 .....         1,721,020
   1,000,000    Harris County
                  5.125%, due 10/1/13 .......................         1,067,200
                Houston Water and Sewer Systems Revenue:
   1,000,000      (Capital Appreciation Junior Lien)
                  Series A, 0%, due 12/1/27 .................           272,010
   2,000,000      (Junior Lien), Series B, 5.00%, due 12/1/05         2,103,220
   2,000,000    Houston Water Conveyance System Contract
                  Certificates of Participation, (AMBAC
                  Insured), Series J, 6.25%, due 12/15/15 ...         2,354,960
   1,610,000    Mansfield Independent School District
                  (PSF-GTD Insured), 6.00%, due 2/15/11 .....         1,841,566
   2,000,000    North Harris Montgomery Community
                  College District, (FGIC Insured)
                  5.375%, due 2/15/14 .......................         2,176,840
   2,000,000    Northside Independent School District
                  Series B, 1.75%, due 8/1/23 ...............         2,002,120
   3,165,000    University of Texas, Series B
                  5.125%, due 8/15/14 .......................         3,459,504

                                                                     16,998,440

Shares or Principal Amount                                          Market Value
================================================================================
Utah - 1.6%
$  1,000,000    Salt Lake City Municipal Building
                  Authority Lease Revenue
                  (AMBAC Insured), 5.20%, due 10/15/20 ......   $     1,038,100
   1,195,000    State Board of Regents Auxiliary System
                  and Student Fee Revenue
                  (Salt Lake Community College)
                  (FSA Insured), 5.50%, due 6/1/15 ..........         1,300,638

                                                                      2,338,738

Virginia - 2.5%
   3,500,000    Virginia State
                  5.125%, due 6/1/15 ........................         3,686,515

  Washington - 3.6%
   2,000,000    King County School District
                  No. 210 Federal Way, 5.75%, due 12/1/12 ...         2,271,080

                Washington State:
   1,725,000      Series B, 5.50%, due 5/1/18 ...............         1,902,641
   1,000,000      Series C, 5.50%, due 7/1/13 ...............         1,111,930

                                                                      5,285,651

Wisconsin - 1.8%
   1,515,000    Southeast Wisconsin Professional
                  Baseball Park District Sales Tax Revenue
                  (MBIA Insured), Series B
                  5.50%, due 12/15/09 .......................         1,690,725
   1,000,000    Waukesha School District, (FSA Insured)
                  4.10%, due 4/1/10 .........................         1,038,060

                                                                      2,728,785
--------------------------------------------------------------------------------
Total Investments (total cost $146,252,426) - 99.8%..........       146,763,355
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%           350,318
--------------------------------------------------------------------------------
Net Assets - 100%...........................................    $   147,113,673
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
FSA-CR - Financial Security Assurance, Inc. - Custodial Receipts
MBIA - Municipal Bond Investors Assurance Corp.
MBIA-IBC - Municipal Bond Investors Assurance Corp. - Insured Bond Certificates PSF-GTD - Public School Fund - Guaranteed
Q-SBLF - Qualified School Bond Loan Fund
SCSDE - South Carolina School District Enhancement

See Notes to Schedules of Investments and Financial Statements.

6  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND (unaudited)                         Portfolio Manager
                                                                  Ronald Speaker

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Flexible Income                                    Lehman Brothers
Fund                                                     Government/Credit Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal       One       Five     Ten       Since
                          Year-to-Date    Year      Year     Year     Inception*
--------------------------------------------------------------------------------
Janus Flexible
Income Fund                   1.27%       2.93%    5.48%     7.55%       8.09%
--------------------------------------------------------------------------------
Lehman Brothers               1.17%       1.80%    6.84%     7.40%       8.12%
Government/Credit Index

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

*The Fund's inception date - July 7, 1987

FUND STRATEGY
--------------------------------------------------------------------------------
To seek maximum total return, consistent with preservation of capital primarily through investments in a wide variety of income-producing securities. The Fund will invest at least 80% of assets in income-producing securities.

FUND PROFILE
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Weighted Average Maturity                         7.7 Yrs.           7.3 Yrs.
Average Modified Duration**                       5.4 Yrs.           5.1 Yrs.
30-Day Avg. Yield***                               3.38%              3.41%
Weighted Average Fixed Income
  Credit Rating                                        A                  A
Number of Bonds/Notes                                233                232

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

                                           Janus Income Funds  April 30, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Preferred Stock - Domestic - 0.5%
Cash and Cash Equivalents - 2.2%
Foreign Bonds/Non Dollar Bonds - 7.1%
U.S. Government Agencies - 11.7%
U.S. Treasury Notes/Bonds - 16.8%
Corporate Bonds - Domestic - 61.7%

TOP 10 INDUSTRIES - (% of Net Assets)
--------------------------------------------------------------------------------
Janus Flexible Income Fund

Electric - Integrated - 6.0%
Cable Television - 2.9%
Food - Diversified - 2.6%
Finance - Auto Loans - 2.5%
Commercial Banks - 2.1%
Multimedia - 2.1%
Diversified Operations - 2.1%
Medical - HMO - 2.0%
Consumer Products - Miscellaneous - 1.9%
Property and Casualty Insurance - 1.9%

--------------------------------------------------------------------------------
   **A theoretical measure of price volatility.
  ***Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.
High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown, the Fund's actual expenses exceeded the cap, its yield and total returns would have been lower.

8  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 67.2%
Agricultural Operations - 0.4%
$  5,500,000    Bunge Limited Finance Corp., 4.375%
                  notes, due 12/15/08 (144A) ................   $     5,480,948

Airlines - 0.1%
   1,123,081    Continental Airlines, Inc., 6.80%
                  pass thru certificates, due 7/2/07 ........         1,034,638

Automotive - Cars and Light Trucks - 0.1%
   1,750,000    General Motors Corp., 7.125%
                  senior notes, due 7/15/13 .................         1,835,687

Beverages - Non-Alocholic - 0.9%
  10,750,000    Coca-Cola Enterprises, Inc., 4.375%
                  notes, due 9/15/09 ........................        10,861,241

Brewery - 1.3%
                Anheuser-Busch Companies, Inc.:
   2,250,000      5.95%, debentures, due 1/15/33 ............         2,237,504
   1,250,000      6.00%, bonds, due 11/1/41 .................         1,224,439
   7,000,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 .....         7,557,892
   3,500,000    Miller Brewing Co., 5.50%
                  notes, due 8/15/13 (144A) .................         3,542,795
   2,000,000    SABMiller PLC, 6.625%
                  bonds, due 8/15/33 (144A) .................         2,083,392

                                                                     16,646,022

Broadcast Services and Programming - 0.1%
   1,350,000    Clear Channel Communications, Inc., 4.625%
                  senior notes, due 1/15/08 .................         1,377,058

Building - Residential and Commercial - 0.6%
   1,750,000    D.R. Horton, Inc., 5.00%
                  notes, due 1/15/09 ........................         1,723,750
   2,000,000    K. Hovnanian Enterprises, Inc., 6.50%
                  company guaranteed notes, due 1/15/14 .....         1,910,000
   1,000,000    KB Home, 5.75%
                  senior notes, due 2/1/14 (144A) ...........           942,500
   2,500,000    Toll Brothers, Inc., 6.875%
                  company guaranteed notes, due 11/15/12 ....         2,696,170

                                                                      7,272,420

Building Products - Cement and Aggregate - 0.2%
   3,000,000    Hanson Australia Funding, Ltd., 5.25%
                  company guaranteed notes, due 3/15/13 .....         2,945,472

Cable Television - 2.1%
   7,000,000    Comcast Cable Communications, Inc., 6.20%
                  notes, due 11/15/08 .......................         7,519,791
   9,000,000    Comcast Corp., 5.85%
                  company guaranteed notes, due 1/15/10 .....         9,450,638
                EchoStar DBS Corp.:
   4,000,000      5.75%, senior notes, due 10/1/08 (144A) ..          4,010,000
   3,413,000      9.125%, senior notes, due 1/15/09 ........          3,822,560
   1,750,000    Rogers Cable, Inc., 6.25%
                  secured notes, due 6/15/13 ................         1,685,149

                                                                     26,488,138

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 0.5%
                Nextel Communications, Inc.:
$  4,250,000      9.375%, senior notes, due 11/15/09 ........   $     4,595,313
   2,000,000      7.375%, senior notes, due 8/1/15 ..........         2,077,500

                                                                      6,672,813

Chemicals - Specialty - 0.2%
   2,000,000    Nalco Co., 7.75%
                  senior notes, due 11/15/11 (144A) .........         2,105,000

Commercial Banks - 2.1%
   4,250,000    BB&T Corp., 5.20%
                  subordinated notes, due 12/23/15 ..........         4,152,327
     750,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13 ............           740,817
                Hudson United Bancorp:
   5,000,000      8.20%, subordinated debentures
                  due 9/15/06 ...............................         5,514,974
   2,250,000      7.00%, subordinated notes, due 5/15/12 ....         2,465,091
   5,500,000    Sovereign Bank, 5.125%
                  subordinated notes, due 3/15/13 ...........         5,367,390
                Zions Bancorporation:
   4,250,000      2.70%, senior notes, due 5/1/06 ...........         4,239,379
   4,000,000      6.00%, subordinated notes, due 9/15/15 ....         4,129,092

                                                                     26,609,070

Commercial Services - 1.5%
                ARAMARK Services, Inc.:
   6,000,000      7.00%, company guaranteed notes
                  due 5/1/07 ................................         6,558,864
   4,250,000      6.375%, company guaranteed notes
                  due 2/15/08 ...............................         4,538,048
   7,000,000    PHH Corp., 6.00%
                  notes, due 3/1/08 .........................         7,479,941

                                                                     18,576,853

Computers - 0.4%
                IBM Corp.:
   3,000,000      2.375%, notes, due 11/1/06 ................         2,973,624
   2,750,000      5.875%, debentures, due 11/29/32 ..........         2,673,891

                                                                      5,647,515

Computers - Peripheral Equipment - 0%
                Candescent Technologies Corp.:
   4,250,000      8.00%, convertible senior subordinated
                  debentures, due 5/1/03 (144A)(omega),
                  (delta),(sigma),ss ........................                 0
   2,750,000      8.00%, convertible senior subordinated
                  debentures, due 5/1/03 (144A)(omega),
                  (alpha),(sigma),ss ........................                 0

Consumer Products - Miscellaneous - 1.9%
                Dial Corp.:
  12,250,000      7.00%, senior notes, due 8/15/06 ..........        13,298,906
   9,770,000      6.50%, senior notes, due 9/15/08 ..........        10,632,007

                                                                     23,930,913

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Income Funds  April 30, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Containers - Metal and Glass - 0.9%
$  2,500,000    Ball Corp., 6.875%
                  company guaranteed notes, due 12/15/12 ....   $     2,637,500
                Owens-Brockway Glass Container, Inc.:
   3,750,000      8.875%, company guaranteed notes
                  due 2/15/09 ...............................         4,073,438
   2,000,000      7.75%, company guaranteed notes
                  due 5/15/11 ...............................         2,095,000
   2,500,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         2,600,000

                                                                     11,405,938

Containers - Paper and Plastic - 0.2%
   3,000,000    Sealed Air Corp., 5.375%
                  senior notes, due 4/15/08 (144A) ..........         3,122,508

Cosmetics and Toiletries - 1.2%
   5,500,000    Gillette Co., 4.125%
                  senior notes, due 8/30/07(omega) ..........         5,656,937
   8,500,000    Procter & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................         8,883,231

                                                                     14,540,168

Data Processing and Management - 0.3%
   3,750,000    Fiserv, Inc., 3.00%
                  notes, due 6/27/08 ........................         3,576,210

Diversified Financial Services - 0.6%
                General Electric Capital Corp.:
   6,000,000      3.50%, notes, due 5/1/08 ..................         5,946,852
   2,000,000      6.00%, notes, due 6/15/12 .................         2,132,568

                                                                      8,079,420

Diversified Operations - 2.1%
   2,000,000    Bombardier, Inc., 6.30%
                  notes, due 5/1/14 (144A) ..................         1,972,256
   2,500,000    Hutchison Whampoa International, Ltd.
                  5.45%, company guaranteed notes
                  due 11/24/10 (144A) .......................         2,465,325
                Tyco International Group S.A.:
   8,500,000      5.80%, company guaranteed notes
                  due 8/1/06** ..............................         8,917,588
   2,000,000      6.125%, company guaranteed notes
                  due 11/1/08** .............................         2,111,642
   3,750,000      6.375%, company guaranteed notes
                  due 10/15/11** ............................         3,948,814
   7,000,000      6.00%, company guaranteed notes
                  due 11/15/13 (144A)** .....................         7,096,103

                                                                     26,511,728

Diversified Operations - Commercial Services - 1.1%
                Cendant Corp.:
   6,500,000      6.25%, senior notes, due 1/15/08 ..........         7,020,351
   6,750,000      6.25%, notes, due 3/15/10 .................         7,276,284

                                                                     14,296,635

Shares or Principal Amount                                          Market Value
================================================================================
E-Commerce/Services - 0.4%
$  5,000,000    InterActiveCorp, 7.00%
                  notes, due 1/15/13 ........................   $     5,440,215

Electric - Generation - 0.5%
   4,000,000    Allegheny Energy Supply Company LLC
                  8.25%, bonds, due 4/15/12 (144A)(omega),ss          4,010,000
   2,500,000    Midwest Generation LLC, 8.75%
                  secured notes, due 5/1/34 (144A) ..........         2,487,500

                                                                      6,497,500

Electric - Integrated - 6.0%
   2,500,000    AmerenEnergy Generating Co., 7.95%
                  senior notes, due 6/1/32 ..................         2,935,040
                Centerpoint Energy, Inc.:
   1,500,000      5.875%, senior notes, due 6/1/08 ..........         1,527,636
   2,000,000      6.85%, senior notes, due 6/1/15 ...........         2,030,702
                CMS Energy Corp.:
   4,050,000      7.50%, senior notes, due 1/15/09 ..........         4,080,375
   4,000,000      7.75%, senior notes, due 8/1/10 (144A) ....         4,040,000
   3,500,000    Dominion Resources, Inc., 5.125%
                  senior notes, due 12/15/09 ................         3,587,707
  10,000,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .................         9,748,769
   1,450,000    Northern States Power Co., 2.875%
                  first mortgage notes, due 8/1/06 ..........         1,443,961
                Pacific Gas and Electric Co.:
   1,750,000      3.60%, first mortgage notes, due 3/1/09 ...         1,697,528
   1,785,000      4.80%, first mortgage notes, due 3/1/14 ...         1,707,858
   3,000,000    PSE&G Power LLC, 5.50%
                  company guaranteed notes
                  due 12/1/15 ...............................         2,907,321
   1,000,000    Public Service Company of Colorado
                  6.875%, senior notes, due 7/15/09 .........         1,112,335
                Southern California Edison Co.:
   2,500,000      7.625%, notes due 1/15/10 .................         2,857,093
   1,500,000      5.00%, first mortgage notes, due 1/15/14 ..         1,471,565
   2,500,000      6.00%, first mortgage notes, due 1/15/34 ..         2,411,890
   3,000,000      5.75%, first mortgage notes, due 4/1/35 ...         2,783,298
   4,500,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 .................         4,708,544
                TXU Corp.:
   5,500,000      6.375%, senior notes, due 6/15/06 .........         5,846,499
  10,250,000      6.375%, notes, due 1/1/08 .................        10,954,687
   4,500,000      7.00%, senior notes, due 3/15/13 ..........         4,974,335
   4,800,000    Xcel Energy, Inc., 3.40%
                  senior notes, due 7/1/08 ..................         4,661,544

                                                                     77,488,687

See Notes to Schedules of Investments and Financial Statements.

10  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 0.1%
$  1,250,000    Amkor Technology, Inc., 10.50%
                  senior subordinated notes, due 5/1/09 .....   $     1,315,625

Fiduciary Banks - 0.5%
   6,500,000    Bank of New York Company, Inc., 3.625%
                  senior notes, due 1/15/09 .................         6,388,330

Finance - Auto Loans - 2.5%
                Ford Motor Credit Co.:
   3,750,000      5.80%, senior notes, due 1/12/09 ..........         3,819,431
   3,500,000      7.00%, notes, due 10/1/13 .................         3,599,505
                General Motors Acceptance Corp.:
  12,750,000      4.50%, notes, due 7/15/06 .................        13,026,228
   3,750,000      5.125%, notes, due 5/9/08 .................         3,811,654
   5,000,000      5.85%, senior unsubordinated notes
                  due 1/14/09 ...............................         5,157,464
   2,500,000      6.875%, notes, due 9/15/11 ................         2,624,028

                                                                     32,038,310

Finance - Commercial - 0.5%
                Caterpillar Financial Services Corp.:
   2,500,000      2.35%, notes, due 9/15/06 .................         2,464,950
   3,420,000      3.10%, notes, due 5/15/07 .................         3,399,083

                                                                      5,864,033

Finance - Consumer Loans - 1.3%
   7,750,000    Household Finance Corp., 4.625%
                  notes, due 1/15/08 ........................         7,970,200
                SLM Corp.:
   7,000,000      3.95%, notes, due 8/15/08 .................         6,996,794
   1,750,000      4.00%, notes, due 1/31/14(omega) ..........         1,726,148

                                                                     16,693,142

Finance - Credit Card - 0.4%
   4,750,000    Capital One Bank, 5.75%
                  notes, due 9/15/10 ........................         4,935,792

Finance - Investment Bankers/Brokers - 1.3%
   4,000,000    Citigroup, Inc., 4.875%
                  subordinated notes, due 5/7/15 ............         3,807,600
                Goldman Sachs Group, Inc.:
   1,750,000      5.15%, bonds, due 1/15/14 .................         1,703,074
   3,500,000      6.345%, subordinated notes, due 2/15/34 ...         3,345,433
   5,750,000    Jefferies Group, Inc., 5.50%
                  senior notes due 3/15/16 ..................         5,555,172
   1,985,000    Morgan Stanley Co., 4.75%
                  subordinated notes, due 4/1/14 ............         1,854,566

                                                                     16,265,845

Finance - Other Services - 0.4%
   4,750,000    Athena Neuro Financial LLC, 7.25%
                  company guaranteed notes, due 2/21/08 .....         4,809,375

Food - Dairy Products - 0.8%
   9,000,000    Dean Foods Co., 6.625%
                  senior notes, due 5/15/09 .................         9,607,500

Shares or Principal Amount                                          Market Value
================================================================================
Food - Diversified - 2.6%
                Del Monte Corp.:
$  1,250,000      9.25%, company guaranteed notes
                  due 5/15/11 ...............................   $     1,378,125
   2,750,000      8.625%, senior subordinated notes
                  due 12/15/12(omega) .......................         3,038,750
                General Mills, Inc.:
  12,500,000      3.875%, notes, due 11/30/07 ...............        12,533,249
   5,550,000      6.00%, notes, due 2/15/12 .................         5,884,548
                Kellogg Co.:
  10,000,000      2.875%, senior notes, due 6/1/08 ..........         9,613,670
   1,750,000      6.60%, notes, due 4/1/11 ..................         1,943,907

                                                                     34,392,249

Food - Retail - 0.2%
   1,000,000    Domino's, Inc., 8.25%
                  senior subordinated notes, due 7/1/11 .....         1,080,000
   1,750,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 .................         1,833,125

                                                                      2,913,125

Foreign Government - 0.5%
                United Mexican States:
   1,750,000      4.625%, notes, due 10/8/08 ................         1,741,250
   3,250,000      5.875%, notes, due 1/15/14 ................         3,146,000
   1,610,000      7.50%, notes, due 4/8/33 ..................         1,593,900

                                                                      6,481,150

Funeral Services and Related Items - 0%
     284,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 .......................           296,780

Gas - Distribution - 0.5%
   5,250,000    Southwest Gas Corp. 7.625%
                  senior notes, due 5/15/12 .................         5,896,742

Home Decoration Products - 0.1%
   1,750,000    Newell Rubbermaid, Inc., 4.00%
                  notes, due 5/1/10 .........................         1,669,056

Hotels and Motels - 1.1%
  13,000,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 ................        13,650,000

Investment Management and Advisory Services - 0.4%
   4,500,000    Franklin Resources, Inc., 3.70%
                  notes, due 4/15/08 ........................         4,441,482

Leisure, Recreation and Gaming - 0.4%
   4,250,000    Hard Rock Hotel, Inc., 8.875%
                  notes, due 6/1/13 .........................         4,483,750

Life and Health Insurance - 0.8%
   3,500,000    Americo Life, Inc., 7.875%
                  notes, due 5/1/13 (144A) ..................         3,605,000
   6,475,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 .................         6,953,749

                                                                     10,558,749

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Linen Supply and Related Items - 0.2%
$  2,000,000    Cintas Corp., 6.00%
                  company guaranteed notes, due 6/1/12 ......   $     2,145,140

Machine Tools and Related Products - 0.6%
   7,500,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................         7,995,855

Medical - HMO - 2.0%
                UnitedHealth Group, Inc.:
   7,500,000      5.20%, notes, due 1/17/07 .................         7,888,793
   9,750,000      3.30%, senior notes, due 1/30/08 ..........         9,640,741
   6,750,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................         7,245,072

                                                                     24,774,606

Medical - Hospitals - 1.4%
                HCA, Inc.:
  11,000,000      5.25%, notes, due 11/6/08 .................        11,004,345
   6,250,000      6.95%, senior notes, due 5/1/12 ...........         6,529,781

                                                                     17,534,126

Medical - Nursing Homes - 0.6%
   7,250,000    Manor Care, Inc., 6.25%
                  company guaranteed notes, due 5/1/13 ......         7,458,438

Medical Products - 0.1%
   1,000,000    Fresenius Medical Care Capital Trust IV
                  7.875%, company guaranteed notes
                  due 6/15/11 ...............................         1,095,000

Metal - Diversified - 0.6%
   7,000,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 .........         7,700,000

Metal Processors and Fabricators - 0.4%
   4,500,000    Precision Castparts Corp., 5.60%
                  company guaranteed notes
                  due 12/15/13 (144A) .......................         4,434,057

Motorcycle and Motor Scooter Manufacturing - 0.3%
   3,500,000    Harley-Davidson, Inc., 3.625%
                  notes, due 12/15/08 (144A) ................         3,450,881

Multi-Line Insurance - 0.5%
   1,750,000    Assurant, Inc., 6.75%
                  notes, due 2/15/34 (144A) .................         1,772,390
                Farmers Insurance Exchange:
   2,000,000      8.50%, notes, due 8/1/04 (144A) ............        2,023,871
   1,750,000      8.625%, notes, due 5/1/24 (144A) ...........        1,979,429

                                                                      5,775,690

Multimedia - 2.0%
                Belo Corp.:
   5,500,000      7.125%, senior notes, due 6/1/07 ...........        6,043,604
   2,750,000      8.00%, senior unsubordinated notes
                  due 11/1/08 ...............................         3,151,690
   4,000,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....         4,410,000
   6,000,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 ..................         6,547,901
   4,500,000    Time Warner, Inc., 6.875%
                  company guaranteed notes, due 5/1/12 ......         4,919,670

                                                                     25,072,865

Shares or Principal Amount                                          Market Value
================================================================================
Mutual Insurance - 1.0%
                Liberty Mutual Group:
$  5,000,000      5.75%, notes, due 3/15/14 (144A) ...........  $     4,891,430
     750,000      8.50%, notes, due 5/15/25 (144A) ...........          856,426
   3,750,000      7.00%, bonds, due 3/15/34 (144A) ...........        3,677,869
   3,500,000    New York Life Insurance Co., 5.875%
                  notes, due 5/15/33 (144A) .................         3,364,893

                                                                     12,790,618

Non-Hazardous Waste Disposal - 0.9%
   9,500,000    Waste Management, Inc., 7.375%
                  senior notes, due 8/1/10 ..................        10,799,923

Oil - Field Services - 0.2%
   2,750,000    Halliburton Co., 5.50%
                  notes, due 10/15/10 .......................         2,810,368

Oil Companies - Exploration and Production - 1.5%
   8,850,000    Anadarko Petroleum Corp., 3.25%
                  notes, due 5/1/08 .........................         8,635,529
   6,250,000    Devon Energy Corp., 2.75%
                  senior notes, due 8/1/06 ..................         6,216,700
   2,500,000    Magnum Hunter Resources, Inc., 9.60%
                  company guaranteed notes, due 3/15/12 .....         2,775,000
                Pemex Project Funding Master Trust:
     500,000      6.125%, company guaranteed notes
                  due 8/15/08 ...............................           520,000
     500,000      8.625%, company guaranteed notes
                  due 2/1/22(omega) .........................           535,000
     500,000    Westport Resources Corp., 8.25%
                  company guaranteed notes
                  due 11/1/11 ...............................           561,250

                                                                     19,243,479

Oil Companies - Integrated - 1.4%
   7,500,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 .....         7,566,652
                Occidental Petroleum Corp.:
   6,500,000      5.875%, senior notes, due 1/15/07 ..........        6,931,789
   3,250,000      4.25%, notes, due 3/15/10 ..................        3,201,312

                                                                     17,699,753

Oil Field Machinery and Equipment - 0.2%
   3,000,000    Cooper Cameron Corp., 2.65%
                  senior notes, due 4/15/07 .................         2,930,745

Oil Refining and Marketing - 0.1%
     750,000    Premcor Refining Group, Inc., 6.125%
                  senior notes, due 5/1/11 ..................           746,250

Paper and Related Products - 0.1%
     750,000    Boise Cascade Corp., 6.50%
                  senior notes, due 11/1/10 .................           790,203

Pipelines - 1.6%
   1,000,000    El Paso Corp., 7.875%
                  notes, due 6/15/12 ........................           880,000
   1,439,000    Gulfterra Energy Partners L.P., 8.50%
                  company guaranteed notes, due 6/1/10 ......         1,604,485
   4,250,000    Kaneb Pipe Line Operating Partnership L.P.
                  5.875%, senior notes, due 6/1/13 ..........         4,259,842

See Notes to Schedules of Investments and Financial Statements.

12  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Pipelines - (continued)
$  4,306,500    Kern River Funding Corp., 4.893%
                  company guaranteed notes
                  due 4/30/18 (144A)(omega) .................   $     4,200,388
                Panhandle Eastern Pipe Line Co.:
   1,750,000      2.75%, notes, due 3/15/07 (144A) ...........        1,709,997
   3,750,000      4.80%, senior notes, due 8/15/08 ...........        3,808,549
   3,750,000    Plains All American Pipeline L.P., 5.625%
                  senior notes, due 12/15/13 (144A) .........         3,715,223

                                                                     20,178,484

Printing - Commercial - 0.2%
   2,000,000    R.R. Donnelley & Sons Co., 3.75%
                  notes, due 4/1/09 (144A) ..................         1,955,138

Property and Casualty Insurance - 1.9%
   4,000,000    First American Capital Trust I, 8.50%
                  company guaranteed notes, due 4/15/12 .....         4,540,000
   3,750,000    Kingsway America, Inc., 7.50%
                  senior notes, due 2/1/14 (144A) ...........         3,699,165
   6,250,000    Markel Corp., 6.80%
                  notes, due 2/15/13 ........................         6,542,756
   3,750,000    NYMAGIC, Inc., 6.50%
                  senior notes, due 3/15/14 (144A)ss ........         3,591,874
   2,500,000    Progressive Corp., 6.25%
                  senior notes, due 12/1/32 .................         2,529,925
   2,750,000    W. R. Berkley Corp., 5.875%
                  senior notes due 2/15/13 ..................         2,807,076

                                                                     23,710,796

Publishing - Periodicals - 0.8%
                Dex Media East LLC:
   1,250,000      9.875%, company guaranteed notes
                  due 11/15/09 ..............................         1,401,563
   3,500,000      12.125%, company guaranteed notes
                  due 11/15/12 ..............................         4,060,000
   1,250,000    Dex Media, Inc., 8.00%
                  notes, due 11/15/13 (144A) ................         1,212,500
   3,000,000    Dex Media West LLC, 9.875%
                  senior subordinated notes
                  due 8/15/13 (144A) ........................         3,285,000

                                                                      9,959,063

Radio - 0.1%
   1,460,000    XM Satellite Radio Holdings, Inc., 12.00%
                  secured notes, due 6/15/10 ................         1,688,125

Real Estate Investment Trusts (REIT) - Shopping Centers - 0.3%
   3,500,000    Saul Centers, Inc., 7.50%
                  secured notes, due 3/1/14 (144A) ..........         3,508,750

Reinsurance - 0.2%
   3,250,000    Berkshire Hathaway, Inc., 4.625%
                  notes, due 10/15/13 (144A) ................         3,147,554

Retail - Discount - 0.9%
  10,000,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 .................        11,289,350

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Drug Store - 0.1%
$  1,000,000    Rite Aid Corp., 7.625%
                  senior notes, due 4/15/05 .................   $     1,025,000

Retail - Major Department Stores - 0.4%
   3,000,000    J.C. Penney Company, Inc., 6.00%
                  debentures, due 5/1/06 ....................         3,000,000
   2,250,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 ....         2,480,625

                                                                      5,480,625

Retail - Restaurants - 0.1%
   1,750,000    VICORP Restaurants, Inc., 10.50%
                  senior notes, due 4/15/11 (144A) ..........         1,732,500

Rubber - Tires - 0.1%
   1,250,000    Goodyear Tire & Rubber Co., 8.50%
                  notes, due 3/15/07 ........................         1,206,250

Savings/Loan/Thrifts - 0.5%
   1,750,000    Chevy Chase Bank FSB, 6.875%
                  subordinated notes, due 12/1/13 ...........         1,776,250
   3,000,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ...........         3,107,880
   1,000,000    Webster Capital Trust II, 10.00%
                  company guaranteed notes, due 4/1/27 ......         1,163,445

                                                                      6,047,575

Shipbuilding - 0.3%
   3,750,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .........         3,618,750

Specified Purpose Acquisition Company - 1.2%
   4,250,000    Fund American Companies, Inc., 5.875%
                  notes, due 5/15/13 ........................         4,274,552
   5,000,000    Glencore Funding LLC, 6.00%
                  company guaranteed notes
                  due 4/15/14 (144A) ........................         4,725,160
   5,750,000    OneAmerica Financial Partners, 7.00%
                  bonds, due 10/15/33 (144A) ................         5,728,329

                                                                     14,728,041

Super-Regional Banks - 0.2%
   2,000,000    U.S. Bancorp, 2.75%
                  senior notes, due 3/30/06 .................         2,007,856

Telephone - Integrated - 1.3%
   7,500,000    Deutsche Telekom International
                  Finance B.V., 3.875%, company
                  guaranteed notes, due 7/22/08** ...........         7,459,597
                MCI Communications Corp.:
   4,750,000      5.908%, senior notes, due 5/1/07 ...........        4,696,563
   3,000,000      7.735%, senior notes, due 5/1/14 ...........        2,782,500
     750,000    Qwest Services Corp., 13.50%
                  notes, due 12/15/10 (144A) ................           870,000

                                                                     15,808,660

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Television - 1.5%
$ 10,000,000    British Sky Broadcasting Group PLC
                  6.875%, company guaranteed notes
                  due 2/23/09 ...............................   $    11,057,770
                Univision Communications, Inc.:
   2,250,000      3.50%, company guaranteed notes
                  due 10/15/07 ..............................         2,225,516
   5,750,000      3.875%, senior notes, due 10/15/08 ........         5,649,691

                                                                     18,932,977

Theaters - 0.2%
   2,750,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....         2,970,000

Transportation - Railroad - 0.2%
   2,500,000    CSX Corp., 4.875%
                  notes, due 11/1/09 ........................         2,539,505

Transportation - Services - 0.3%
   3,500,000    FedEx Corp., 2.65%
                  notes, due 4/1/07 (144A) ..................         3,422,895

Veterinary Diagnostics - 0.2%
   2,250,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 .....         2,508,750

Wireless Equipment - 0.4%
                American Tower Corp.:
   3,500,000      9.375%, senior notes, due 2/1/09 ..........         3,753,750
   1,000,000      7.50%, senior notes, due 5/1/12 (144A) ....           965,000

                                                                      4,718,750

--------------------------------------------------------------------------------
Total Corporate Bonds (cost $837,788,207)....................       848,577,223
--------------------------------------------------------------------------------
Foreign Bonds - 1.6%
Automotive - Truck Parts and Equipment - Original - 0.4%
EUR
   3,350,000    TRW Automotive, Inc., 10.125%
                  senior notes, due 2/15/13** ...............         4,578,037

Cable Television - 0.8%
EUR
   6,000,000    Tele Columbus A.G. & Co., 9.375%
                  senior subordinated notes
                  due 4/15/12 (144A)** ......................         6,994,723

EUR
   2,500,000    Telenet Communications N.V., 9.00%
                  senior notes, due 12/15/13 (144A)** .......         3,071,805

                                                                     10,066,528
Drug Delivery Systems - 0.3%
EUR
   2,750,000    Fresenius Finance B.V., 7.75%
                  company guaranteed notes
                  due 4/30/09 (144A)** ......................         3,601,504

Foreign Government - 0%
EUR  325,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** .......................           415,864

Multimedia - 0.1%
EUR
   1,250,000    Lighthouse International Company S.A.
                  8.00%, senior notes, due 4/30/14 (144A)** .         1,513,426
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $19,008,249).......................        20,175,359
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 0.5%
Finance - Other Services - 0.2%
      38,250    Chevy Chase Preferred Capital Corp.
                  Series A, convertible, 10.375% ............   $     2,233,800

Real Estate Investment Trusts (REIT) - Shopping Centers - 0%
      15,725    Saul Centers, Inc., 8.00% ...................           407,278

Savings/Loan/Thrifts - 0.3%
     139,550    Chevy Chase Bank FSB, 8.00% .................         3,837,625
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,096,723)......................         6,478,703
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
       2,700    Versatel Telecom B.V. - expires 5/15/08*,(beta),(sigma)
                  (cost $0) .................................                 0
--------------------------------------------------------------------------------
U.S. Government Agencies - 11.7%
                Fannie Mae:
$ 40,460,000      3.25%, due 11/15/07# ......................        40,257,336
  15,500,000      4.00%, due 9/2/08# ........................        15,495,598
  20,200,000      5.25%, due 1/15/09# .......................        21,350,087
  41,350,000      6.25%, due 2/1/11# ........................        44,829,478
   6,500,000      4.625%, due 5/1/13# .......................         6,220,533
  17,975,000      6.625%, due 11/15/30# .....................        19,970,405
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $146,558,444)...........       148,123,437
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 16.8%
                U.S. Treasury Note/Bonds:
   9,695,000      2.625%, due 11/15/06# .....................         9,688,184
   7,880,000      2.25%, due 2/15/07# .......................         7,773,494
  25,085,000      4.375%, due 5/15/07# ......................        26,157,961
  11,000,000      3.00%, due 2/15/08# .......................        10,921,372
  18,580,000      2.625%, due 3/15/09# ......................        17,780,911
   8,690,000      3.125%, due 4/15/09# ......................         8,498,890
   6,930,000      5.75%, due 8/15/10# .......................         7,617,047
  34,518,320      2.00%, due 1/15/14(pi),# ..................        34,272,929
  13,545,000      4.00%, due 2/15/14# .......................        13,011,666
   4,275,000      7.25%, due 5/15/16# .......................         5,208,151
  20,800,000      7.25%, due 8/15/22# .......................        25,595,378
  22,455,000      6.25%, due 8/15/23# .......................        24,951,367
   6,955,000      6.25%, due 5/15/30# .......................         7,815,953
  12,705,000      5.375%, due 2/15/31**,# ...................        12,871,753
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $216,102,955)..........       212,165,056
--------------------------------------------------------------------------------
Other Securities - 20.0%
                State Street Navigator Securities Lending
 252,763,011      Prime Portfolio+ (cost $252,763,011) ......       252,763,011
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

14  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Time Deposits - 0.8%
                SouthTrust Bank, ETD
$  6,500,000      1.04% 5/3/04 ..............................   $     6,500,000
                SunTrust Banks, Inc., ETD
   3,000,000      1.03125%, 5/3/04 ..........................         3,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $9,500,000)........................         9,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,487,817,589) - 118.6%.......     1,497,782,789
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (18.6)%   (234,716,760)
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $ 1,263,066,029
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

Country                              Market Value     % of Investment Securities
--------------------------------------------------------------------------------
Australia                            $  2,945,472                           0.2%
Belgium                                 3,071,805                           0.2%
Bermuda                                 3,618,750                           0.3%
Canada                                 15,634,057                           1.0%
Cayman Islands                          2,465,325                           0.2%
Denmark                                 6,994,723                           0.5%
Germany                                 7,875,461                           0.5%
Luxembourg                             23,587,573                           1.6%
Mexico                                  6,481,150                           0.4%
Netherlands                             3,601,504                           0.2%
United Kingdom                         13,141,162                           0.9%
United States++                     1,408,365,807                          94.0%
--------------------------------------------------------------------------------
Total                              $1,497,782,789                         100.0%

++Includes Short-Term Securities (76.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/27/04                     15,500,000    $   18,517,384    $      199,266
--------------------------------------------------------------------------------
Total                                          $   18,517,384    $      199,266

--------------------------------------------------------------------------------
Financial Futures - Long
121 Contracts   S&P 500 E-mini
                  expires June 2004, principal
                  amount $6,833,688, value $6,691,300
                  cumulative depreciation ...................   $      (142,388)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND (unaudited)                              Portfolio Manager
                                                                    Gibson Smith


PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus High-Yield Fund                                 Lehman Brothers High-Yield
                                                      Bond Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                        Fiscal      One       Five      Since
                                     Year-to-Date   Year      Year    Inception*
     -------------------------------------------------------------------------
     Janus High-Yield Fund               3.86%      9.65%     5.26%     8.44%
     -------------------------------------------------------------------------
     Lehman Brothers High-Yield
     Bond Index                          5.52%     15.00%     4.79%     6.41%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

*The Fund's inception date - December 29, 1995

FUND STRATEGY
--------------------------------------------------------------------------------
To seek high current income, as well as capital appreciation when consistent with its high current income objective. The Fund will normally invest at least 80% of its net assets in high-yield/high-risk securities rated below investment grade.

FUND PROFILE
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Weighted Average Maturity                         6.5 Yrs.           6.5 Yrs.
Average Modified Duration**                       4.6 Yrs.           4.5 Yrs.
30-Day Average Yield***                            6.05%              6.60%
Weighted Average Fixed Income
  Credit Rating                                        B                  B
Number of Bonds/Notes                                191                212

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

16  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following data.

Warrants - 0.1%
Preferred Stock - Domestic - 0.6%
Cash and Cash Equivalents - 6.4%
Foreign Bonds/Non Dollar Bonds - 7.2%
Corporate Bonds - Domestic - 85.7%

TOP 10 INDUSTRIES - (% of Net Assets)
--------------------------------------------------------------------------------
Janus High-yield Fund

Pipelines - 5.5%
Containers - Metal and Glass - 5.4%
Telephone - Integrated - 5.0%
Building - Residential and Commercial - 4.4%
Oil Companies - Exploration and Production - 3.9%
Electric - Generation - 3.7%
Automotive - Truck Parts and Equipment - Original - 3.6%
Cable Television - 3.3%
Independent Power Producer - 2.6%
Casino Hotels - 2.3%

--------------------------------------------------------------------------------
   **A theoretical measure of price volatility.
  ***Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.
High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

Janus Capital Management LLC has agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown, the Fund's actual expenses exceeded the cap, its yield and total returns would have been lower.

                                          Janus Income Funds  April 30, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 92.9%
Advertising Services - 0.3%
$  1,250,000    R.H. Donnelley Financial Corp., 8.875%
                  company guaranteed notes, due 12/15/10 ....   $     1,393,750

Aerospace and Defense - 0.3%
   1,400,000    Titan Corp., 8.00%
                  company guaranteed notes
                  due 5/15/11 (144A) ........................         1,596,000

Aerospace and Defense - Equipment - 1.1%
   3,000,000    BE Aerospace, Inc., 8.50%
                  senior notes, due 10/1/10 .................         3,255,000
   3,000,000    DRS Technologies, Inc., 6.875%
                  senior subordinated notes, due 11/1/13 ....         3,015,000

                                                                      6,270,000

Agricultural Chemicals - 0.7%
   4,000,000    IMC Global, Inc., 6.55%
                  notes, due 1/15/05 ........................         4,060,000

Airlines - 1.7%
   1,000,000    American Airlines, Inc., 7.25%
                  secured notes, due 2/5/09 (144A) ..........           971,250
                Continental Airlines, Inc.:
   6,800,000      7.25%, pass thru certificates, due 11/1/05          6,263,861
   2,528,998      8.499%,pass thru certificates, due 5/1/11 .         2,197,371

                                                                      9,432,482

Apparel Manufacturers - 0.7%
   2,350,000    Broder Brothers Co., 11.25%
                  senior notes, due 10/15/10 (144A) .........         2,279,500
   1,500,000    Phillips-Van Heusen Corp., 8.125%
                  senior notes, due 5/1/13 ..................         1,575,000

                                                                      3,854,500

Automotive - Truck Parts and Equipment - Original - 3.6%
   1,600,000    Dana Corp., 9.00%
                  notes, due 8/15/11 ........................         1,888,000
     950,000    Metaldyne Corp., 10.00%
                  company guaranteed notes
                  due 11/1/13 (144A) ........................           921,500
   6,500,000    Tenneco Automotive, Inc., 11.625%
                  company guaranteed notes, due 10/15/09 ....         7,117,500
   1,150,000    Tower Automotive, Inc., 12.00%
                  company guaranteed notes, due 6/1/13 ......         1,124,125
                TRW Automotive, Inc.:
   4,850,000      9.375%, senior notes, due 2/15/13 .........         5,553,250
   2,600,000      11.00%, senior subordinated notes
                  due 2/15/13 ...............................         3,094,000

                                                                     19,698,375

Shares or Principal Amount                                          Market Value
================================================================================
Building - Residential and Commercial - 4.4%
$  2,500,000    D.R. Horton, Inc., 8.50%
                  company guaranteed notes, due 4/15/12 .....   $     2,806,250
   3,000,000    K. Hovnanian Enterprises, Inc., 9.125%
                  company guaranteed notes, due 5/1/09 ......         3,136,890
   2,500,000    Meritage Corp., 9.75%
                  company guaranteed notes, due 6/1/11 ......         2,784,375
   2,000,000    NVR, Inc., 5.00%
                  senior notes, due 6/15/10 .................         1,915,000
   5,000,000    WCI Communities, Inc., 10.625%
                  company guaranteed notes, due 2/15/11 .....         5,537,500
                William Lyon Homes, Inc.:
   5,500,000      10.75%, company guaranteed notes
                  due 4/1/13 ................................         6,324,999
   1,700,000      7.50%, senior notes, due 2/15/14 (144A) ...         1,700,000

                                                                     24,205,014

Building and Construction Products - Miscellaneous - 0.1%
   1,000,000    Associated Materials, Inc., 11.25%
                  senior notes, due 3/1/14 (144A) ...........           650,000

Cable Television - 3.3%
   1,200,000    Cablevision Systems New York Group, 8.00%
                  senior notes, due 4/15/12 (144A) ..........         1,203,000
   5,750,000    Charter Communications Holdings II, 10.25%
                  senior notes, due 9/15/10 (144A) ..........         5,922,500
   1,950,000    Charter Communications Holdings/Charter
                  Capital, Inc., 10.00%, senior notes
                  due 4/1/09 ................................         1,681,875
   5,000,000    DIRECTV Holdings LLC, 8.375%
                  senior notes, due 3/15/13 .................         5,587,500
     800,000    EchoStar DBS Corp., 4.36%
                  senior notes, due 10/1/08 (144A)(omega) ...           832,000
   1,750,000    Mediacom Broadband LLC, 11.00%
                  company guaranteed notes, due 7/15/13 .....         1,872,500
     700,000    Mediacom LLC/Mediacom Capital Corp.
                  9.50%, senior notes, due 1/15/13 ..........           696,500

                                                                     17,795,875

Casino Hotels - 2.3%
   3,000,000    Kerzner International, Ltd., 8.875%
                  company guaranteed notes, due 8/15/11 .....         3,330,000
   1,250,000    MGM Mirage, Inc., 8.375%
                  company guaranteed notes, due 2/1/11 ......         1,381,250
   2,000,000    MTR Gaming Group, Inc., 9.75%
                  company guaranteed notes, due 4/1/10 ......         2,125,000
   5,000,000    Venetian Casino Resort LLC, 11.00%
                  company guaranteed notes, due 6/15/10 .....         5,850,000

                                                                     12,686,250

Casino Services - 0.5%
   2,500,000    Mikohn Gaming Corp., 11.875%
                  company guaranteed notes, due 8/15/08 .....         2,537,500

See Notes to Schedules of Investments and Financial Statements.

18  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 1.8%
$  3,000,000    Centennial Communications Corp., 10.125%
                  company guaranteed notes, due 6/15/13 .....   $     3,090,000
   1,750,000    MetroPCS, Inc., 10.75%
                  senior notes, due 10/1/11 .................         1,846,250
   2,675,000    Nextel Partners, Inc., 11.00%
                  senior notes, due 3/15/10 .................         3,022,750
   2,025,000    Western Wireless Corp., 9.25%
                  senior notes, due 7/15/13 .................         2,080,688

                                                                     10,039,688

Chemicals - Diversified - 1.5%
                Lyondell Chemical Co.:
   3,100,000      9.50%, company guaranteed notes
                  due 12/15/08 ..............................         3,239,500
   2,250,000      11.125%, secured notes, due 7/15/12 .......         2,497,500
   2,500,000    Phibro Animal Health Corp., 13.00%
                  units, due 12/1/07 (144A)ss ...............         2,687,500

                                                                      8,424,500

Chemicals - Specialty - 1.0%
   5,375,000    Nalco Co., 8.875%
                  senior subordinated notes
                  due 11/15/13 (144A) .......................         5,670,625

Coal - 0.2%
   1,200,000    Peabody Energy Corp., 5.875%
                  senior notes, due 4/15/16 .................         1,116,000

Commercial Services - 0.1%
     500,000    Iron Mountain, Inc., 7.75%
                  company guaranteed notes, due 1/15/15 .....           512,500

Consumer Products - Miscellaneous - 0.2%
   1,200,000    Prestige Brands, Inc., 9.25%
                  senior subordinated notes
                  due 4/15/12 (144A) ........................         1,161,000

Containers - Metal and Glass - 5.4%
   2,000,000    Anchor Glass Container Corp., 11.00%
                  secured notes, due 2/15/13 ................         2,310,000
   3,400,000    Ball Corp., 7.75%
                  company guaranteed notes, due 8/1/06 ......         3,638,000
   5,400,000    Crown Cork & Seal Company, Inc., 7.00%
                  company guaranteed notes, due 12/15/06 ....         5,535,000
                Crown European Holdings S.A.:
   2,500,000      9.50%, secured notes, due 3/1/11 ..........         2,803,125
   2,250,000      10.875%, secured notes, due 3/1/13 ........         2,621,250
                Owens-Brockway Glass Container, Inc.:
   5,000,000      8.875%, company guaranteed notes
                  due 2/15/09 ...............................         5,431,250
   5,000,000      8.25%, company guaranteed notes
                  due 5/15/13 ...............................         5,162,500
   1,950,000    Owens-Illinois, Inc., 7.80%
                  debentures, due 5/15/18 ...................         1,803,750

                                                                     29,304,875

Cosmetics and Toiletries - 0.1%
     435,000    Elizabeth Arden, Inc., 7.75%
                  company guaranteed notes
                  due 1/15/14 (144A) ........................           449,681

Shares or Principal Amount                                          Market Value
================================================================================
Cruise Lines - 0.6%
$  3,000,000    Royal Caribbean Cruises, Ltd., 8.00%
                  senior notes, due 5/15/10 .................   $     3,270,000

Dialysis Centers - 0.3%
   1,250,000    National Nephrology Associates, Inc.
                  9.00%, senior subordinated notes
                  due 11/1/11 (144A) ........................         1,450,000

Distribution/Wholesale - 0.2%
     750,000    Ingram Micro, Inc., 9.875%
                  senior subordinated notes, due 8/15/08 ....           830,625

Diversified Operations - 2.3%
   1,600,000    J.B. Poindexter & Co., 8.75%
                  senior notes, due 3/15/14 (144A) ..........         1,640,000
   2,500,000    SPX Corp., 6.25%
                  senior notes, due 6/15/11 .................         2,493,750
   1,020,000    Stena A.B., 7.50%
                  senior notes, due 11/1/13 .................         1,060,800
                Tyco International Group S.A.:
   3,950,000      6.00%, company guaranteed notes
                  due 11/15/13 (144A) .......................         4,004,230
   1,250,000      6.875%, company guaranteed notes
                  due 1/15/29 ...............................         1,260,971
   2,000,000    Williams Companies, Inc., 6.25%
                  debentures, due 2/1/06 ....................         2,075,000

                                                                     12,534,751

Electric - Distribution - 0.4%
   2,000,000    BRL Universal Equipment, Inc., 8.875%
                  secured notes, due 2/15/08 ................         2,150,000

Electric - Generation - 3.7%
   5,000,000    AES Corp., 9.00%
                  secured notes, due 5/15/15 (144A) .........         5,450,000
                Allegheny Energy Supply Company LLC:
   2,175,000      10.25%, secured notes, due 11/15/07 (144A)          2,403,375
   3,650,000      7.80%, notes, due 3/15/11 .................         3,577,000
   3,550,000      8.25%, bonds, due 4/15/12 (144A)(omega),ss          3,558,875
   2,100,000    Edison Mission Energy, 7.73%
                  senior notes, due 6/15/09 .................         1,984,500
   3,100,000    Midwest Generation LLC, 8.56%
                  pass thru certificates, due 1/2/16 ........         3,177,500

                                                                     20,151,250

Electric - Integrated - 2.1%
   4,300,000    Allegheny Energy, Inc., 7.75%
                  notes, due 8/1/05 .........................         4,472,000
   3,000,000    CMS Energy Corp., 9.875%
                  senior notes, due 10/15/07 ................         3,285,000
   2,250,000    Illinois Power Co., 11.50%
                  first mortgage notes, due 12/15/10 ........         2,666,250
     285,000    Nevada Power Co., 6.50%
                  mortgage notes, due 4/15/12 (144A) ........           282,863
     575,000    Sierra Pacific Power Co., 6.25%
                  mortgage notes, due 4/15/12 (144A) ........           564,938

                                                                     11,271,051

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Miscellaneous - 0.4%
$  1,700,000    Aavid Thermal Technologies, Inc., 12.75%
                  company guaranteed notes, due 2/1/07 ......   $     1,802,000
     425,000    Communications & Power Industries, Inc.
                  8.00%, senior subordinated notes
                  due 2/1/12 (144A) .........................           433,500

                                                                      2,235,500

Finance - Other Services - 1.6%
   3,050,000    Athena Neuro Financial LLC, 7.25%
                  company guaranteed notes, due 2/21/08 .....         3,088,125
   1,600,000    Madison River Capital LLC/Madison River
                  Finance Corp., 13.25%, senior notes
                  due 3/1/10 ................................         1,736,000
   3,500,000    Nexstar Finance LLC/Nexstar Finance, Inc.
                  12.00%, company guaranteed notes
                  due 4/1/08 ................................         3,920,000

                                                                      8,744,125

Food - Baking - 0.4%
   2,400,000    Mrs. Field's Original Cookies, Inc., 11.50%
                  secured notes, due 3/15/11 (144A)ss .......         2,376,000

Food - Dairy Products - 0.4%
   1,950,000    Dean Foods Co., 8.15%
                  senior notes, due 8/1/07 ..................         2,159,625

Food - Diversified - 1.7%
   1,550,000    B&G Foods, Inc., 9.625%
                  company guaranteed notes, due 8/1/07 ......         1,599,724
   2,000,000    Chiquita Brands International, Inc., 10.56%
                  senior notes, due 3/15/09 .................         2,187,500
                Dole Food Company, Inc.:
   2,500,000      8.625%, senior notes, due 5/1/09(omega) ...         2,675,000
   3,000,000      7.25%, company guaranteed notes
                  due 6/15/10 ...............................         3,022,500

                                                                      9,484,724

Food - Retail - 0.5%
   2,750,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 .................         2,880,625

Funeral Services and Related Items - 1.5%
   3,250,000    Alderwoods Group, Inc., 12.25%
                  company guaranteed notes, due 1/2/09 ......         3,623,750
   4,000,000    Stewart Enterprises, Inc., 10.75%
                  company guaranteed notes, due 7/1/08 ......         4,520,000

                                                                      8,143,750

Gambling-Non Hotel - 1.8%
                Mohegan Tribal Gaming Authority:
   4,000,000      6.375%, senior subordinated notes
                  due 7/15/09 ...............................         4,080,000
   3,000,000      8.00%, senior subordinated notes, due 4/1/12        3,255,000
   2,150,000    River Rock Entertainment Authority, 9.75%
                  senior notes, due 11/1/11 (144A) ..........         2,289,750

                                                                      9,624,750

Shares or Principal Amount                                          Market Value
================================================================================
Gas - Distribution - 0.4%
$  2,000,000    Colorado Interstate Gas Co., 10.00%
                  debentures, due 6/15/05 ...................   $     2,100,000

Hospital Beds and Equipment - 0.3%
   1,560,000    Kinetic Concepts, Inc., 7.375%
                  senior subordinated notes, due 5/15/13 ....         1,638,000

Hotels and Motels - 1.0%
   4,750,000    John Q. Hamons Hotels, Inc., 8.875%
                  first mortgage notes, due 5/15/12 .........         5,225,000

Independent Power Producer - 2.6%
   2,750,000    Calpine Corp., 9.875%
                  secured notes, due 12/1/11 (144A)ss .......         2,543,750
   2,800,000    NRG Energy, Inc., 8.00%
                  secured notes, due 12/15/13 (144A) ........         2,821,000
                Reliant Energy, Inc.:
   2,600,000      9.25%, secured notes, due 7/15/10 .........         2,782,000
   5,450,000      9.50%, secured notes, due 7/15/13 .........         5,913,249

                                                                     14,059,999

Instruments - Scientific - 0.5%
   2,606,000    Fisher Scientific International, Inc., 8.125%
                  senior subordinated notes, due 5/1/12 .....         2,827,510

Machinery - Construction and Mining - 0.3%
   1,550,000    Terex Corp., 10.375%
                  company guaranteed notes, due 4/1/11 ......         1,763,125

Machinery - Farm - 0.8%
   4,000,000    Case New Holland, Inc., 9.25%
                  senior notes, due 8/1/11 (144A) ...........         4,460,000

Medical - Biomedical and Genetic - 0.5%
   2,500,000    Bio-Rad Laboratories, Inc., 7.50%
                  senior subordinated notes, due 8/15/13 ....         2,700,000

Metal - Diversified - 1.3%
   1,500,000    Earle M. Jorgensen Co., 9.75%
                  secured notes, due 6/1/12 .................         1,680,000
                Freeport-McMoRan Copper & Gold, Inc.:
   3,100,000      10.125%, senior notes, due 2/1/10 .........         3,410,000
   2,500,000      6.875%, senior notes, due 2/1/14 (144A) ...         2,250,000

                                                                      7,340,000

Metal Products - Fasteners - 0.2%
   1,100,000    Fastentech, Inc., 11.50%
                  senior notes, due 5/1/11 (144A) ...........         1,221,000

Miscellaneous Manufacturing - 0.5%
   2,500,000    Reddy Ice Group, Inc., 8.875%
                  senior subordinated notes, due 8/1/11 .....         2,687,500

Multi-Line Insurance - 0.3%
   1,920,000    Fairfax Financial Holdings, Ltd., 7.75%
                  notes, due 4/26/12 ........................         1,881,600

Multimedia - 0.5%
   2,500,000    LBI Media, Inc., 10.125%
                  company guaranteed notes, due 7/15/12 .....         2,850,000

Non-Hazardous Waste Disposal - 0.3%
   1,750,000    Allied Waste North America, Inc., 6.125%
                  secured notes, due 2/15/14 (144A) .........         1,649,375

See Notes to Schedules of Investments and Financial Statements.

20  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil - Field Services - 1.0%
                Hanover Compressor Co.:
$  3,050,000      4.75%, convertible senior notes, due 3/15/08  $     2,870,813
   2,500,000      8.625%, senior notes, due 12/15/10 ........         2,650,000

                                                                      5,520,813

Oil Companies - Exploration and Production - 3.9%
     550,000    Belden & Blake Corp., 9.875%
                  company guaranteed notes, due 6/15/07 .....           548,625
   4,000,000    Chesapeake Energy Corp., 7.50%
                  senior notes, due 9/15/13 .................         4,320,000
     950,000    Encore Acquisition Co., 6.25%
                  senior subordinated notes
                  due 4/15/14 (144A) ........................           935,750
   2,000,000    Energy Partners, Ltd., 8.75%
                  company guaranteed notes, due 8/1/10 ......         2,110,000
     775,000    Evergreen Resources, Inc., 5.875%
                  senior subordinated notes
                  due 3/15/12 (144A) ........................           767,250
                Forest Oil Corp.:
     950,000      8.00%, senior notes, due 6/15/08 ..........         1,040,250
   1,900,000      8.00%, senior notes, due 12/15/11 .........         2,099,500
   2,000,000    Magnum Hunter Resources, Inc., 9.60%
                  company guaranteed notes, due 3/15/12 .....         2,220,000
   3,000,000    Stone Energy Corp., 8.25%
                  senior subordinated notes, due 12/15/11 ...         3,240,000
   2,000,000    Swift Energy Co., 9.375%
                  senior subordinated notes, due 5/1/12 .....         2,220,000
   1,500,000    Tom Brown, Inc., 7.25%
                  units, due 9/15/13 ........................         1,702,500

                                                                     21,203,875

Oil Refining and Marketing - 1.0%
                Premcor Refining Group, Inc.:
   4,600,000      6.75%, senior notes, due 2/1/11 ...........         4,761,000
     425,000      6.125%, senior notes, due 5/1/11 ..........           422,875

                                                                      5,183,875

Paper and Related Products - 1.3%
                Georgia-Pacific Corp.:
   4,000,000      9.50%, debentures, due 12/1/11 ............         4,820,000
   2,000,000      9.375%, company guaranteed notes
                  due 2/1/13 ................................         2,325,000

                                                                      7,145,000

Pharmacy Services - 0.2%
   1,000,000    AdvancePCS, 8.50%
                  company guaranteed notes, due 4/1/08 ......         1,110,960

Pipelines - 5.5%
   1,000,000    ANR Pipeline, Co., 8.875%
                  notes, due 3/15/10 ........................         1,105,000
                Aquila, Inc.:
   3,280,000      7.00%, senior notes, due 7/15/04 ..........         3,288,200
   1,600,000      9.95%, senior notes, due 2/1/11(omega) ....         1,696,000

Shares or Principal Amount                                          Market Value
================================================================================
Pipelines - (continued)
                El Paso Corp.:
$  4,000,000      7.00%, senior notes, due 5/15/11 ..........   $     3,400,000
   4,650,000      7.875%, notes, due 6/15/12 ................         4,092,000
   3,599,000    Gulfterra Energy Partners L.P., 8.50%
                  company guaranteed notes, due 6/1/10 ......         4,012,885
   2,000,000    Northwest Pipeline Corp., 8.125%
                  company guaranteed notes, due 3/1/10 ......         2,170,000
   1,900,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................         1,900,000
   4,250,000    Southern Natural Gas Co., 8.875%
                  notes, due 3/15/10 ........................         4,696,249
   3,965,000    Williams Companies, Inc., 8.625%
                  senior notes, due 6/1/10 ..................         4,361,500

                                                                     30,721,834

Poultry - 0.4%
   1,780,000    Pilgrim's Pride Corp., 9.625%
                  company guaranteed notes, due 9/15/11 .....         1,940,200

Printing - Commercial - 0.3%
   1,750,000    American Color Graphics, Inc., 10.00%
                  notes, due 6/15/10 ........................         1,505,000

Private Corrections - 0.3%
   1,500,000    Corrections Corporation of America, 7.50%
                  senior notes, due 5/1/11 ..................         1,571,250

Publishing - Newspapers - 0.7%
   1,050,000    MediaNews Group, Inc. 6.375%
                  senior subordinated notes, due 4/1/14 .....           997,500
   2,500,000    Hollinger International Publishing, Inc.
                  9.00%, senior notes, due 12/15/10 .........         2,775,000

                                                                      3,772,500

Publishing - Periodicals - 1.3%
   4,500,000    Dex Media, Inc., 8.00%
                  notes, due 11/15/13 (144A) ................         4,365,000
   2,500,000    Dex Media West LLC, 9.875%
                  senior subordinated notes
                  due 8/15/13 (144A) ........................         2,737,500

                                                                      7,102,500

Real Estate Investment Trusts (REIT) - Health Care - 0.5%
   2,500,000    Senior Housing Properties Trust, 8.625%
                  senior notes, due 1/15/12 .................         2,800,000

Real Estate Investment Trusts (REIT) - Hotels - 0.3%
   1,250,000    La Quinta Properties, Inc., 8.875%
                  senior notes, due 3/15/11 .................         1,387,500

Real Estate Investment Trusts (REIT) - Shopping Centers - 0.4%
   2,000,000    Saul Centers, Inc., 7.50%
                  secured notes, due 3/1/14 (144A) ..........         2,005,000

Real Estate Management/Services - 1.0%
   5,250,000    LNR Property Corp., 7.625%
                  senior subordinated notes, due 7/15/13 ....         5,407,500

Recycling - 0.3%
   1,400,000    IMCO Recycling, Inc., 10.375%
                  secured notes, due 10/15/10 ...............         1,494,500

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  21

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--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Rental Auto/Equipment - 0.5%
$  2,900,000    United Rentals North America, Inc., 6.50%
                  company guaranteed notes
                  due 2/15/12 (144A) ........................   $     2,798,500

Resorts and Theme Parks - 0.6%
   3,000,000    Booth Creek Ski Holdings, Inc., 12.50%
                  company guaranteed notes, due 3/15/07 .....         3,030,000

Retail - Automobile - 0.4%
   1,900,000    Group 1 Automotive, Inc., 8.25%
                  senior subordinated notes, due 8/15/13 ....         2,075,750

Retail - Major Department Stores - 0.3%
   1,375,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 ....         1,515,938

Retail - Propane Distribution - 0.9%
                Ferrellgas Partners L.P.:
   2,600,000      8.75%, senior notes, due 6/15/12 ..........         2,847,000
   1,950,000      6.75%, senior notes, due 5/1/14 (144A) ....         1,950,000

                                                                      4,797,000

Retail - Regional Department Stores - 0.7%
   3,525,000    Dillard's, Inc., 6.625%
                  notes, due 11/15/08 .......................         3,560,250

Retail - Restaurants - 0.5%
   2,900,000    VICORP Restaurants, Inc., 10.50%
                  senior notes, due 4/15/11 (144A) ..........         2,871,000

Retail - Sporting Goods - 0.2%
     997,000    Big 5 Corp., 10.875%
                  senior notes, due 11/15/07 ................         1,031,895

Rubber - Tires - 0.6%
                Goodyear Tire & Rubber Co.:
     775,000      6.625%, notes, due 12/1/06 ................           759,500
   2,500,000      8.50%, notes, due 3/15/07 .................         2,412,500

                                                                      3,172,000

Satellite Telecommunications - 0.8%
     750,000    Inmarsat Finance PLC, 7.625%
                  senior notes, due 6/30/12 (144A)ss ........           765,000
   4,000,000    PanAmSat Corp., 6.875%
                  debentures, due 1/15/28 ...................         3,680,000

                                                                      4,445,000

Savings/Loan/Thrifts - 0.2%
   1,000,000    Chevy Chase Bank FSB, 6.875%
                  subordinated notes, due 12/1/13 ...........         1,015,000

Shipbuilding - 1.2%
   6,500,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .........         6,272,500

Specified Purpose Acquisition Company - 1.0%
   2,700,000    Elan Pharmaceutical Investments, Ltd.
                  7.62%, company guaranteed notes
                  due 3/15/05 (144A)ss ......................         2,713,500
     800,000    Interactive Health LLC, 7.25%
                  senior notes, due 4/1/11 (144A) ...........           696,000

Shares or Principal Amount                                          Market Value
================================================================================
Specified Purpose Acquisition Company - (continued)
$    900,000    KRATON Polymers LLC, 8.125%
                  senior subordinated notes
                  due 1/15/14 (144A) ........................   $       958,500
   1,050,000    New ASAT Finance, Ltd., 9.25%
                  senior notes, due 2/1/11 (144A) ...........         1,107,750

                                                                      5,475,750

Steel - Producers - 0.8%
   1,750,000    AK Steel Holding Corp., 7.875%
                  company guaranteed notes, due 2/15/09 .....         1,610,000
   2,523,000    United States Steel Corp., 9.75%
                  senior notes, due 5/15/10 .................         2,857,298

                                                                      4,467,298

Telecommunication Equipment - 0.5%
   1,300,000    Avaya, Inc., 11.125%
                  secured notes, due 4/1/09 .................         1,534,000
   1,200,000    Eschelon Telecom, Inc., 8.375%
                  company guaranteed notes
                  due 3/15/10 (144A) ........................         1,026,000

                                                                      2,560,000

Telecommunication Services - 1.0%
   2,896,489    Calpoint Receivable Structured Trust 2001
                  7.44%, notes, due 12/10/06 (144A) .........         2,896,489
   2,500,000    Qwest Corp., 8.875%
                  notes, due 3/15/12 (144A) (omega) .........         2,656,250

                                                                      5,552,739

Telephone - Integrated - 5.0%
   4,250,000    Cincinnati Bell, Inc., 8.375%
                  senior subordinated notes, due 1/15/14 ....         4,016,250
   3,500,000    LCI International, Inc., 7.25%
                  senior notes due 6/15/07 ..................         3,080,000
                MCI Communications Corp.:
   7,350,000      5.908%, senior notes, due 5/1/07 ..........         7,267,312
   1,400,000      6.688%, senior notes, due 5/1/09 ..........         1,330,000
   2,750,000      7.735%, senior notes, due 5/1/14 ..........         2,550,625
   3,700,000    NTL Cable PLC, 8.75%
                  senior notes, due 4/15/14 (144A) ..........         3,820,250
   4,600,000    Qwest Services Corp., 13.50%
                  notes, due 12/15/10 (144A) ................         5,336,000

                                                                     27,400,437

Theaters - 0.8%
                AMC Entertainment, Inc.:
   2,500,000      9.875%, senior subordinated notes
                  due 2/1/12 ................................         2,700,000
     550,000      8.00%, senior subordinated notes
                  due 3/1/14 (144A) .........................           539,000
   1,235,000    Carmike Cinemas, Inc., 7.50%
                  senior subordinated notes
                  due 2/15/14 (144A) ........................         1,247,350

                                                                      4,486,350

See Notes to Schedules of Investments and Financial Statements.

22  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Marine - 0.8%
$  3,750,000    General Maritime Corp., 10.00%
                  senior notes, due 3/15/13 .................   $     4,218,750

Wireless Equipment - 1.0%
                American Tower Corp.:
   4,000,000      9.375%, senior notes, due 2/1/09 ..........         4,290,000
   1,200,000      7.50%, senior notes, due 5/1/12 (144A) ....         1,158,000

                                                                      5,448,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $495,182,088)....................       506,634,964
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Publishing - Periodicals - 0.6%
      33,500    Primedia, Inc., Series D, 10.00%
                  (cost $3,286,069) .........................         3,149,000
--------------------------------------------------------------------------------
Warrants - 0.1%
Casino Services - 0.1%
     166,722    Mikohn Gaming Corp. - expires 8/15/08*,(beta),
                  (sigma) (cost $167) .......................           346,782
--------------------------------------------------------------------------------
Time Deposits - 4.2%
                SouthTrust Bank, ETD
$ 18,100,000      1.04%, 5/3/04 .............................        18,100,000
                SunTrust Banks Inc., ETD
   4,800,000      1.03125%, 5/3/04 ..........................         4,800,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $22,900,000).......................        22,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $521,368,324) - 97.8%..........       533,030,746
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.2%        12,220,311
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $   545,251,057
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

Country                              Market Value     % of Investment Securities
--------------------------------------------------------------------------------
Bahamas                              $  3,330,000                           0.6%
Bermuda                                 8,986,000                           1.7%
Canada                                  1,881,600                           0.4%
Cayman Islands                          1,107,750                           0.2%
France                                  5,424,375                           1.0%
Liberia                                 3,270,000                           0.6%
Luxembourg                              5,265,201                           1.0%
Marshall Islands                        4,218,750                           0.8%
Sweden                                  1,060,800                           0.2%
United Kingdom                          4,585,250                           0.8%
United States++                       493,901,020                          92.7%
--------------------------------------------------------------------------------
Total                                $533,030,746                         100.0%

++Includes Short-Term Securities (88.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND (unaudited)                         Portfolio Manager
                                                                    Gibson Smith

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - For the Periods Ended April 30, 2004
--------------------------------------------------------------------------------
Janus Short-Term Bond                                 Lehman Brothers
Fund                                                  Government/Credit 1-3 Year
                                                      Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal       One       Five     Ten       Since
                          Year-to-Date    Year      Year     Year     Inception*
--------------------------------------------------------------------------------
Janus Short-Term
Bond Fund                     1.58%       2.79%    5.01%     5.44%       5.15%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit             0.80%       1.67%    5.60%     6.01%       5.64%
1-3 Year Index

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

*The Funds inception date - September 1, 1992

FUND STRATEGY
--------------------------------------------------------------------------------
To seek as high a level of current income as is consistent with preservation of capital by investing primarily in short- and intermediate-term fixed-income securities. The Fund normally invests at least 80% of its net assets in debt securities such as corporate bonds or notes, or government securities, including agency securities.

FUND PROFILE
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Weighted Average Maturity                         2.2 Yrs.              2.7 Yrs.
Average Modified Duration**                       2.1 Yrs.              2.5 Yrs.
30-Day Current Yield***
  With Reimbursement                                 1.67%                 1.85%
  Without Reimbursement                              1.30%                 1.54%
Weighted Average Fixed Income
  Credit Rating                                          A                     A
Number of Notes/Bonds                                   73                    67

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

24  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 3.9%
Foreign Bonds/Non Dollar Bonds - 5.2%
U.S. Government Agencies - 11.5%
U.S. Treasury Notes - 32.6%
Corporate Bonds - Domestic - 46.8%

TOP 10 INDUSTRIES - (% of Net Assets)
--------------------------------------------------------------------------------

Janus Short-term Bond Fund

                                  [BAR GRAPH]

Bar graph data shown in following table.

Electric - Integrated - 11.7%
Finance - Auto Loans - 4.0%
Diversified Financial Services - 3.2%
Pipelines - 3.2%
Diversified Operations - 2.8%
Cable Television - 2.3%
Food - Diversified - 2.0%
Medical - Nursing Homes - 1.6%
Containers - Metal and Glass - 1.6%
Finance - Investment Bankers/Brokers - 1.5%

--------------------------------------------------------------------------------
   **A theoretical measure of price volatility.
  ***Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total return would have been lower.

                                          Janus Income Funds  April 30, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 52.0%
Agricultural Chemicals - 0.3%
$  1,000,000    IMC Global, Inc., 6.55%
                  notes, due 1/15/05 ........................   $     1,015,000

Automotive - Truck Parts and Equipment - Original - 1.1%
   3,000,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         3,157,500

Beverages - Non-Alocholic - 1.2%
   2,000,000    Bottling Group LLC, 2.45%
                  senior notes, due 10/16/06 ................         1,983,508

   1,500,000    Coca-Cola Enterprises, Inc., 2.50%
                  notes, due 9/15/06 ........................         1,489,143

                                                                      3,472,651

Building - Residential and Commercial - 0.7%
   1,250,000    D.R. Horton, Inc., 7.50%
                  company guaranteed notes, due 12/1/07 .....         1,362,500
     715,000    K. Hovnanian Enterprises, Inc., 9.125%
                  company guaranteed notes, due 5/1/09 ......           747,625

                                                                      2,110,125

Cable Television - 2.3%
   4,500,000    EchoStar DBS Corp., 4.36%
                  senior notes, due 10/1/08 (144A)(omega) ...         4,680,000
   1,875,000    Lenfest Communications, Inc., 10.50%
                  senior subordinated notes, due 6/15/06 ....         2,154,636

                                                                      6,834,636

Commercial Banks - 1.3%
   4,000,000    Zions Bancorporation, 2.70%
                  senior notes, due 5/1/06 ..................         3,990,004

Containers - Metal and Glass - 1.6%
   2,000,000    Ball Corp., 7.75%
                  company guaranteed notes, due 8/1/06 ......         2,140,000
   2,500,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         2,600,000

                                                                      4,740,000

Diversified Financial Services - 3.2%
                General Electric Capital Corp.:
   6,250,000      2.85%, notes, due 1/30/06 .................         6,292,431
   3,250,000      3.50%, notes, due 8/15/07 .................         3,257,680

                                                                      9,550,111

Diversified Operations - 2.8%
   8,000,000    Tyco International Group S.A., 5.80%
                  company guaranteed notes, due 8/1/06 ......         8,393,024

Electric - Generation - 0.5%
   1,250,000    Allegheny Energy Supply Statutory Trust 2001
                  10.25%, secured notes, due 11/15/07 (144A)          1,381,250

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Integrated - 11.7%
$  4,000,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................   $     4,090,000
   4,750,000    Dominion Resources, Inc., 2.80%
                  notes, due 2/15/05 ........................         4,783,397
   4,250,000    FirstEnergy Corp., 5.50%
                  notes, due 11/15/06 .......................         4,434,612
   5,000,000    Northern States Power Co., 2.875%
                  first mortgage notes, due 8/1/06 ..........         4,979,174
                Pacific Gas and Electric Co.:
   3,000,000      1.81%, first mortgage notes, due 4/3/06(omega)      3,001,158
   1,750,000      3.60%, first mortgage notes, due 3/1/09 ...         1,697,528
     750,000    Public Service Company of Colorado, 6.375%
                  collateralized trust notes, due 11/1/05 ...           792,711
                Southern California Edison Co.:
   1,000,000      5.875%, first refunding mortgage, due 9/1/04        1,012,051
   1,250,000      6.375%, notes, due 1/15/06 ................         1,321,891
   3,250,000      8.00%, first refunding mortgage, due 2/15/07        3,644,017
   4,575,000    TXU Corp., 6.375%
                  senior notes, due 6/15/06 .................         4,863,225

                                                                     34,619,764

Finance - Auto Loans - 4.0%
   3,750,000    Ford Motor Credit Co., 5.625%
                  notes, due 10/1/08 ........................         3,823,413
                General Motors Acceptance Corp.:
   2,000,000      4.50%, notes, due 7/15/06 .................         2,043,330
   3,000,000      5.125%, notes, due 5/9/08 .................         3,049,323
   2,875,000      5.85%, senior unsubordinated notes
                  due 1/14/09 ...............................         2,965,542

                                                                     11,881,608

Finance - Commercial - 1.1%
   3,250,000    CIT Group, Inc., 4.125%
                  senior notes, due 2/21/06 .................         3,332,215

Finance - Consumer Loans - 0.6%
   1,900,000    John Deere Capital Corp., 3.90%
                  notes, due 1/15/08 ........................         1,908,655

Finance - Investment Bankers/Brokers - 1.5%
   4,500,000    Citigroup, Inc., 3.50%
                  notes, due 2/1/08 .........................         4,471,097

Food - Diversified - 2.0%
   1,250,000    Chiquita Brands International, Inc., 10.56%
                  senior notes, due 3/15/09 .................         1,367,188
   4,500,000    General Mills, Inc., 3.875%
                  notes, due 11/30/07 .......................         4,511,970

                                                                      5,879,158

See Notes to Schedules of Investments and Financial Statements.

26  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Funeral Services and Related Items - 0.1%
$    162,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 .......................   $       169,290

Gas - Transportation - 0.4%
   1,000,000    Williams Gas Pipelines Central, Inc., 7.375%
                  senior notes, due 11/15/06 (144A) .........         1,082,500

Machinery - Farm - 0.5%
   1,250,000    AGCO Corp., 9.50%
                  company guaranteed notes, due 5/1/08 ......         1,368,750

Machinery - Pumps - 0.2%
     500,000    Flowserve Corp., 12.25%
                  company guaranteed notes, due 8/15/10 .....           575,000

Medical - HMO - 0.5%
   1,500,000    UnitedHealth Group, Inc., 3.30%
                  senior notes, due 1/30/08 .................         1,483,191

Medical - Hospitals - 1.0%
                HCA, Inc.:
   2,000,000      6.91%, notes, due 6/15/05 .................         2,081,332
   1,000,000      5.25%, notes, due 11/6/08 .................         1,000,395

                                                                      3,081,727

Medical - Nursing Homes - 1.6%
   4,500,000    Manor Care, Inc., 7.50%
                  senior notes, due 6/15/06 .................         4,871,250

Medical - Wholesale Drug Distributors - 0.3%
   1,000,000    Bergen Brunswig Corp., 7.25%
                  senior notes, due 6/1/05 ..................         1,052,500

Multi-Line Insurance - 1.3%
   1,250,000    Farmers Insurance Exchange, 8.50%
                  notes, due 8/1/04 (144A) ..................         1,264,920
   2,500,000    SAFECO Corp., 4.20%
                  senior notes, due 2/1/08 ..................         2,551,208

                                                                      3,816,128

Oil Companies - Integrated - 0.7%
   2,000,000    BP Capital Markets PLC, 2.75%
                  company guaranteed notes, due 12/29/06 ....         2,000,268

Pharmacy Services - 0.4%
   1,000,000    Caremark Rx, Inc., 7.375%
                  senior notes, due 10/1/06 .................         1,090,000

Pipelines - 3.2%
                Panhandle Eastern Pipe Line Co.:
   1,500,000      2.75%, notes, due 3/15/07 (144A) ..........         1,465,712
   3,000,000      4.80%, senior notes, due 8/15/08 ..........         3,046,838
   1,000,000    Transcontinental Gas Pipe Line Corp.
                  6.125%, notes, due 1/15/05 ................         1,005,000
   1,000,000    Western Gas Resources, Inc., 10.00%
                  company guaranteed notes, due 6/15/09 .....         1,050,000
   2,750,000    Williams Companies, Inc., 6.50%
                  notes, due 8/1/06 .........................         2,877,188

                                                                      9,444,738


Shares or Principal Amount                                          Market Value
================================================================================
Reinsurance - 1.1%
$  3,250,000    Berkshire Hathaway, Inc., 3.375%
                  notes, due 10/15/08 (144A) ................   $     3,177,460

Retail - Apparel and Shoe - 0.9%
   2,500,000    Gap, Inc., 6.90%
                  notes, due 9/15/07 ........................         2,750,000

Telecommunication Services - 0.8%
   1,000,000    Qwest Corp., 7.20%
                  notes, due 11/1/04 ........................         1,012,500
   1,500,000    Verizon Global Funding Corp., 4.00%
                  notes, due 1/15/08 ........................         1,515,651

                                                                      2,528,151

Telephone - Integrated - 1.4%
   3,000,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08 ...............................         2,983,839
   1,100,000    US West Communications, Inc., 6.00%
                  debentures, due 8/1/07 ....................         1,089,000

                                                                      4,072,839

Television - 0.6%
   1,750,000    British Sky Broadcasting Group PLC
                  7.30%, company guaranteed notes
                  due 10/15/06 ..............................         1,918,236

Tools - Hand Held - 1.1%
   3,250,000    Stanley Works, 3.50%
                  notes, due 11/1/07 ........................         3,266,393
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $152,712,720)....................       154,485,219
--------------------------------------------------------------------------------
U.S. Government Agencies - 11.5%
                Fannie Mae:
  10,430,000      1.875%, due 12/15/04 ......................        10,464,951
  18,000,000      2.125%, due 4/15/06# ......................        17,868,204
   5,590,000    Freddie Mac
                  7.00% due 7/15/05# ........................         5,931,264
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $34,357,503)............        34,264,419
--------------------------------------------------------------------------------
U.S. Treasury Notes - 32.6%
                U.S. Treasury Notes:
  17,825,000      1.50%, due 2/28/05**,# ....................        17,831,970
  10,135,000      1.50%, due 7/31/05# .......................        10,099,761
   8,430,000      1.625%, due 10/31/05# .....................         8,386,864
   5,100,000      2.25%, due 4/30/06 ........................         5,094,023
   7,250,000      4.625%, due 5/15/06# ......................         7,575,402
   3,010,000      2.375%, due 8/15/06# ......................         3,001,181
  23,240,000      3.50%, due 11/15/06# ......................        23,726,598
  16,967,433      3.375%, due 1/15/07(pi),# .................        18,295,661
   3,040,000      2.25%, due 2/15/07# .......................         2,998,911
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost 97,238,635)..................        97,010,371
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 26.0%
                State Street Navigator Securities Lending
$ 77,358,491      Prime Portfolio + (cost $77,358,491) ......   $    77,358,491
--------------------------------------------------------------------------------
Time Deposit - 2.9%
                SouthTrust Bank ETD
   8,500,000      1.04%, 5/3/04 (cost $8,500,000) ...........         8,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $370,167,349) - 125.0%.........       371,618,500
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (25.0)%    (74,343,767)
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $   297,274,733
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

Country                              Market Value     % of Investment Securities
--------------------------------------------------------------------------------
Germany                              $  2,983,839                           0.8%
Luxembourg                              8,393,024                           2.3%
United Kingdom                          3,918,504                           1.0%
United States++                       356,323,133                          95.9%
--------------------------------------------------------------------------------
Total                                $371,618,500                         100.0%

++Includes Short-Term Securities (72.8% excluding Short-Term Securities)

--------------------------------------------------------------------------------
Financial Futures - Short
  375 Contracts U.S. Treasury - 5-year Note
                  expires June 2004, principal
                  amount $42,090,000, value $41,226,563
                  cumulative depreciation ...................   $       863,437
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

28  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUNDS (unaudited)

JANUS MONEY MARKET FUND                                      Portfolio Managers,
Average Annual Total Return                                       Sharon Pichler
For the Periods Ended April 30, 2004                          J. Eric Thorderson
--------------------------------------------------------------------------------
Investor Shares
     Fiscal Year-to-Date                                                0.29%
     1 Year                                                             0.62%
     5 Year                                                             3.06%
     Since Inception (February 14, 1995)                                4.03%
--------------------------------------------------------------------------------
Institutional Shares
     Fiscal Year-to-Date                                                0.50%
     1 Year                                                             1.05%
     5 Year                                                             3.50%
     Since Inception (April 14, 1995)                                   4.45%
--------------------------------------------------------------------------------
Service Shares
     Fiscal Year-to-Date                                                0.37%
     1 Year                                                             0.80%
     5 Year                                                             3.24%
     Since Inception (November 22, 1996)                                3.93%
--------------------------------------------------------------------------------
Seven-Day Current Yield
     Investor Shares:
       With Reimbursement                                               0.59%
       Without Reimbursement                                            0.49%
     Institutional Shares:
       With Reimbursement                                               1.01%
       Without Reimbursement                                            0.84%
     Service Shares:
       With Reimbursement                                               0.76%
       Without Reimbursement                                            0.59%

JANUS TAX-EXEMPT MONEY MARKET FUND                             Portfolio Manager
Average Annual Total Return                                       Sharon Pichler
For the Periods Ended April 30, 2004
--------------------------------------------------------------------------------
Investor Shares
     Fiscal Year-to-Date                                                0.26%
     1 Year                                                             0.53%
     5 Year                                                             1.96%
     Since Inception (February 14, 1995)                                2.53%
--------------------------------------------------------------------------------
Institutional Shares
     Fiscal Year-to-Date                                                0.47%
     1 Year                                                             0.96%
     5 Year                                                             2.40%
     Since Inception (April 14, 1995)                                   2.96%
--------------------------------------------------------------------------------
Service Shares
     Fiscal Year-to-Date                                                0.34%
     1 Year                                                             0.70%
     5 Year                                                             2.16%
     Since Inception (November 22, 1996)                                2.55%
--------------------------------------------------------------------------------
Seven-Day Current Yield
     Investor Shares:
       With Reimbursement                                               0.55%
       Without Reimbursement                                            0.45%
     Institutional Shares:
       With Reimbursement                                               0.97%
       Without Reimbursement                                            0.80%
     Service Shares:
       With Reimbursement                                               0.72%
       Without Reimbursement                                            0.55%

JANUS GOVERNMENT MONEY MARKET FUND                            Portfolio Managers
Average Annual Total Return                                   J. Eric Thorderson
For the Periods Ended April 30, 2004                             Jeanine Morroni
--------------------------------------------------------------------------------
Investor Shares
     Fiscal Year-to-Date                                                0.26%
     1 Year                                                             0.56%
     5 Year                                                             2.98%
     Since Inception (February 14, 1995)                                3.94%
--------------------------------------------------------------------------------
Institutional Shares
     Fiscal Year-to-Date                                                0.48%
     1 Year                                                             1.02%
     5 Year                                                             3.45%
     Since Inception (April 14, 1995)                                   4.37%
--------------------------------------------------------------------------------
Service Shares
     Fiscal Year-to-Date                                                0.36%
     1 Year                                                             0.76%
     5 Year                                                             3.19%
     Since Inception (November 22, 1996)                                3.85%
--------------------------------------------------------------------------------
Seven-Day Current Yield
     Investor Shares:
       With Reimbursement                                               0.51%
       Without Reimbursement                                            0.40%
     Institutional Shares:
       With Reimbursement                                               0.96%
       Without Reimbursement                                            0.75%
     Service Shares:
       With Reimbursement                                               0.71%
       Without Reimbursement                                            0.51%

--------------------------------------------------------------------------------
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

Effective February 27, 2004, Eric Thorderson joined Sharon Pichler as a co-portfolio manager of Janus Money Market Fund.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC has contractually agreed to waive each Fund's total operating expenses to the level indicated in the prospectus until at least March 1, 2005. Without such waivers yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
Certificates of Deposit - 10.5%
                ABN AMRO Bank N.V., New York:
$ 25,000,000      1.33%, 2/28/05 ............................   $    25,000,000
  45,000,000      1.47%, 4/14/05 ............................        45,000,000
                Canadian Imperial Bank of Commerce
                New York:
  25,000,000      1.19%, 7/30/04 ............................        24,999,383
  22,000,000      1.11%, 12/20/04 ...........................        21,978,691
  25,000,000    Credit Agricole, New York
                  1.30%, 8/4/04 .............................        25,000,000
  50,000,000    Credit Lyonnais Bank, New York
                  1.71%, 4/25/05 ............................        50,000,000
                HSH Nordbank A.G., New York:
  50,000,000      1.38%, 8/26/04 ............................        49,998,398
  25,000,000      1.40%, 2/2/05 .............................        25,009,758
                Natexis Banques Populaires, New York:
  25,000,000      1.09%, 8/20/04 ............................        25,000,000
  25,000,000      1.35%, 1/24/05 ............................        25,000,000
  30,000,000      1.36%, 3/31/05 ............................        30,000,000
                Norddeutsche Landesbank Girozentrale
                New York:
  50,000,000      1.38%, 8/26/04 ............................        49,998,398
  50,000,000      1.45%, 11/10/04 ...........................        49,997,359
                Societe Generale, New York:
  25,000,000      1.45%, 2/2/05 .............................        25,000,000
  25,000,000      1.35%, 2/28/05 ............................        25,000,000
  50,000,000      1.48%, 4/6/05 .............................        50,000,000
  25,000,000    Standard Chartered Bank, New York
                  1.15%, 7/19/04 ............................        25,000,000
  50,000,000    Svenska Handelsbanken, New York
                  1.32%, 8/23/04 ............................        49,998,438
                Swedbank, New York:
  25,000,000      1.32%, 8/4/04 .............................        25,000,000
  25,000,000      1.455%, 11/10/04 ..........................        24,999,340
                Westdeutsche Landesbank Girozentrale
                New York:
  50,000,000      1.38%, 8/5/04 .............................        50,000,000
  75,000,000      1.41%-1.45%, 2/2/05 .......................        75,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $796,979,765)............       796,979,765
--------------------------------------------------------------------------------
Commercial Paper - 10.4%
                BCP Finance Bank, Ltd.:
  25,000,000      1.11%, 6/22/04 ............................        24,959,917
  25,000,000      1.11%, 6/23/04 ............................        24,959,146
  25,000,000      1.11%, 6/24/04 ............................        24,958,375
  45,000,000      1.10%, 7/9/04 .............................        44,905,125
                Check Point Charlie, Inc.:
  50,000,000      1.10%, 5/10/04 (Section 4(2)) .............        49,986,250
  42,200,000      1.08%, 5/17/04 (Section 4(2)) .............        42,179,744
  49,750,000      1.09%, 5/24/04 (Section 4(2)) .............        49,715,673
  25,125,000      1.13%, 6/15/04 (Section 4(2)) .............        25,089,511
  35,190,000      1.11%, 6/16/04 (Section 4(2)) .............        35,140,089
  23,000,000      1.09%, 6/28/04 (Section 4(2)) .............        22,959,609
  59,300,000    Medical Building Funding IV, Series 2003
                  1.25%, 5/14/04 ............................        59,273,232

Principal Amount                                                    Market Value
================================================================================
                Rhineland Funding Capital Corp.:
$ 22,920,000      1.07%, 5/10/04 (Section 4(2)) .............   $    22,913,869
  35,000,000      1.11%, 5/12/04 (Section 4(2)) .............        34,988,129
  33,534,000      1.11%, 5/21/04 (Section 4(2)) .............        33,513,321
  41,407,000      1.10%, 5/26/04 (Section 4(2)) .............        41,375,370
  30,088,000      1.11%, 5/27/04 (Section 4(2)) .............        30,063,879
  38,040,000      1.08%, 6/3/04 (Section 4(2)) ..............        38,002,340
  20,000,000      1.10%, 6/8/04 (Section 4(2)) ..............        19,976,778
  55,628,000      1.10%-1.11%, 7/7/04 (Section 4(2)) ........        55,513,573
  38,119,000      1.13%, 7/13/04 (Section 4(2)) .............        38,031,655
  27,556,000      1.13%, 7/23/04 (Section 4(2)) .............        27,484,209
  39,162,000      1.16%, 8/2/04 (Section4(2)) ...............        39,044,645
--------------------------------------------------------------------------------
Total Commercial Paper (cost $785,034,439)...................       785,034,439
--------------------------------------------------------------------------------
Floating Rate Notes - 57.5%
  11,120,000    Arbor Station IV
                  1.14%, 2/1/24 .............................        11,120,000
  75,000,000    Ares VII CLO Ltd., Class A-1A
                  1.18%, 5/8/15 (144A)ss ....................        75,000,000
                Associated Bank N.A., Green Bay:
  50,000,000      1.13%, 2/3/05 .............................        50,000,000
  30,000,000      1.11%, 3/11/05 ............................        29,997,395
  75,000,000    Associates Corp. N.A.
                  1.21%, 6/25/04 ............................        75,000,000
 350,000,000    Bank of America Securities LLC
                  (same day put), 1.16%, 5/3/04 .............       350,000,000
 100,000,000    Blue Heron Funding II, Ltd., Class A
                  1.13%, 3/18/05 (144A)ss ...................       100,000,000
 100,000,000    Blue Heron Funding IV, Ltd., Series 4A
                  Class A, 1.13%, 12/17/04 (144A)ss .........       100,000,000
 100,000,000    Blue Heron Funding V, Ltd., Class A-1
                  1.13%, 2/23/05 (144A) .....................        100,000,00
 150,000,000    Blue Heron Funding VI, Ltd., Class A-1
                  1.13%, 5/19/04 (144A)ss ...................       150,000,000
  75,000,000    Blue Heron Funding VII, Ltd., Series 7A
                  Class A-1, 1.13%, 5/28/04 (144A)ss ........        75,000,000
  14,980,000    Breckenridge Terrace LLC
                  1.10%, 5/1/39 .............................        14,980,000
  22,560,000    Brosis Finance LLC
                  1.10%, 9/1/19 .............................        22,560,000
  35,815,000    Cambridge Health Center of San Diego
                  1.15%, 12/1/28 ............................        35,815,000
  32,610,000    Cambridge-Plano Partners
                  1.15%, 10/1/28 ............................        32,610,000
  20,400,000    Champions Gate Apartments
                  1.20%, 1/1/24 .............................        20,400,000
  50,000,000    CIT Group, Inc.
                  1.7625%, 5/3/04 ...........................        50,001,664
  16,025,000    Colorado Natural Gas, Inc., Series 2004
                  1.20%, 7/1/32 .............................        16,025,000
  27,055,000    Colorado Springs, Colorado Utilities
                  System Revenue, Series C, 1.10%, 11/1/27 ..        27,055,000
  33,800,000    Cook County, Illinois, Series A
                  1.15%, 11/1/23 ............................        33,800,000
                Cornerstone Funding Corporation I
                Series 2003E :
  10,350,000      1.18%, 4/1/13 .............................        10,350,000
  11,145,000      1.18%, 7/1/30 .............................        11,145,000
 315,000,000    EMC Mortgage Corp. (same day put)
                  1.2225%, 5/7/04 ...........................       315,000,000

See Notes to Schedules of Investments and Financial Statements.

30  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
$ 13,540,000    Gary, Indiana Redevelopment District
                  Economic Growth Revenue
                  Series A, 1.22%, 1/8/06 ...................   $    13,540,000
 410,000,000    GMAC Mortgage Corp. of Pennsylvania
                  1.5481%, 5/26/04 ..........................       409,559,340
  25,758,929    GMACCM Mortgage Trust III Series
                  2000 - Class A
                  (credit enhanced and liquidity
                  provided by Freddie Mac), 1.15%
                  9/20/05 (144A)ss ..........................        25,758,929
  40,000,000    Gulf States Paper Corp.
                  1.08%, 11/1/18 ............................        40,000,000
  16,605,000    HHH Supply and Investment Co.
                  1.22%, 7/1/29 .............................        16,605,000
  17,845,000    Hillcrest Medical Plaza
                  1.10%, 9/1/23 .............................        17,845,000
  18,178,000    Holston Medical Group
                  1.20%, 1/1/13 .............................        18,178,000
  50,000,000    Household Finance Corp.
                  1.12%, 8/18/04 ............................        50,000,000
 520,000,000    J.P. Morgan Securities, Inc. (seven day put)
                  1.08%, 10/19/04 ...........................       520,000,000
                Lehman Brothers, Inc.:
  80,000,000      (90 day put), 1.2425%, 1/3/05(beta) .......        80,000,000
 475,000,000      (same day put), 1.2125%, 3/17/05 ..........       475,000,000
  10,800,000    Lenexa, Kansas Industrial Revenue
                  (Labone, Inc. Project)
                  Series A, 1.18%, 9/1/09 ...................        10,800,000
  23,000,000    Los Angeles, California County Fair
                  Association, 1.12%, 11/1/16 ...............        23,000,000
  20,675,000    Louisiana Health Systems Corp. Revenue
                  Series B, 1.15%, 10/1/22 ..................        20,675,000
 501,000,000    Merrill Lynch & Company, Inc.
                  (seven day put), 1.2125%, 3/28/05 .........       501,000,000
  20,000,000    Mississippi Business Finance Corp.
                  1.15%, 10/1/18 ............................        20,000,000
  32,875,000    Montgomery, Alabama BMC Special Care
                  Facilities Financing Authority (Baptist
                  Medical Center), Series C, 1.11%, 11/15/29         32,875,000
  14,700,000    Morganite Industries, Inc.
                  1.10%, 7/1/18 .............................        14,700,000
  19,200,000    Municipal Gas Authority of Georgia
                  (Gas Portfolio III Project), Series A
                  1.13%, 2/1/15 .............................        19,200,000

Principal Amount                                                    Market Value
================================================================================
$ 50,000,000    Natexis Banques Populaires, New York
                  1.05%, 6/9/04 .............................   $    49,998,926
  31,500,000    Olympic Club, California Revenue
                  Series 2002, 1.16%, 10/1/32 ...............        31,500,000
  15,000,000    Patrick Schaumburg Automobiles, Inc.
                  1.15%, 7/1/08 .............................        15,000,000
  50,000,000    Putnam Structured Product Funding LLC
                  Series 2003-1, Class A-15, 1.12%
                  10/15/38 (144A) ...........................        50,000,000
  10,500,000    Racetrac Capital LLC, Series 1998-A
                  1.10%, 4/1/18 .............................        10,500,000
  25,000,000    Rehau, Inc.
                  1.33%, 10/1/19 ............................        25,000,000
  31,500,000    Shoosmith Brothers, Inc.
                  1.10%, 3/1/15 .............................        31,500,000
  15,300,000    St. Francis Place L.P.
                  1.15%, 12/1/08 (144A) .....................        15,300,000
  20,000,000    St. George Wellness Center
                  1.07%, 9/1/40 .............................        20,000,000
  37,500,000    Texas State Veterans Housing Assistance
                  Program, Series A-2, 1.07%, 12/1/29 .......        37,500,000
  19,025,000    Timber Ridge County Affordable Housing
                  Corporation, Series 2003, 1.20%, 12/1/32 ..        19,025,000
   4,610,000    Union City, Tennessee Industrial
                  Development Board, (Cobank LLC Project)
                  1.20%, 1/1/25 .............................         4,610,000
  38,975,000    Westchester County, New York Industrial
                  Development Agency, (Fortwest II Facility)
                  Series 2002, 1.35%, 5/1/32 ................        38,975,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $4,363,504,254)..............     4,363,504,254
--------------------------------------------------------------------------------
Repurchase Agreements - 20.5%
  50,000,000    CDC Securities, Inc., 1.1825%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $50,004,927
                  collateralized by $55,005,420
                  in Collateralized Mortgage
                  Obligations; 0%, 5/14/04
                  with a value of $55,005,420 ...............        50,000,000
 385,000,000    Goldman Sachs and Co., 1.1325%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $385,036,334
                  collateralized by $5,200,074,664
                  in Collateralized Mortgage Obligations
                  0% - 31.64%, AAA - BBB, 3/25/18 - 3/25/43
                  with a value of $395,758,428 ..............       385,000,000

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
Repurchase Agreements - (continued)
$200,000,000    Banc One Corp., 1.13%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $200,018,833
                  collateralized by $67,020,000
                  in Asset Backed Securities
                  0% - 5.28%, 4/9/07 - 11/15/11, AA - BBB
                  $9,225,000 in Collateralized
                  Mortgage Obligations; 1.49% - 7.19%
                  12/1/06 - 4/25/34, AAA - A
                  $88,063,000 in Commercial Paper
                  0%, 5/7/04 - 6/7/04, A-1 - A-2
                  $43,240,000 in Corporate Bonds
                  2.75% - 9.50%, 3/15/05 - 2/1/08
                  BBB+ - BBB-; with respective values
                  of $67,391,711, $6,681,580, $87,909,578
                  and $45,267,904 ...........................   $   200,000,000
 130,000,000    Bear Stearns & Company, Inc., 1.1325%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $130,012,269
                  collateralized by $177,138,000
                  in Collateralized Mortgage Obligations
                  1.55% - 5.85203%, 10/25/33 - 4/28/35, AAA
                  with a value of $132,603,419 ..............       130,000,000
 482,400,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $482,444,723
                  collateralized by $1,392,937,234
                  in U.S. Government Agencies
                  0% - 7.00%, 9/1/10 - 7/1/34
                  with a value of $492,048,000 ..............       482,400,000
  50,000,000    Credit Suisse First Boston, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $50,004,635
                  collateralized by $237,743,525
                  in U.S. Government Agencies
                  0.10% - 19.34999%, 7/15/17 - 1/15/34
                  with a value of $51,000,110 ...............        50,000,000
 257,100,000    J.P. Morgan Securities, Inc., 1.11%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $257,123,782
                  collateralized by $1,603,812,796
                  in U.S. Government Agencies
                  00% - 7.05%, 11/15/17 - 3/16/46
                  with a value of $262,243,343 ..............       257,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $1,554,500,000)............     1,554,500,000
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Short-Term Corporate Notes - 0.8%
                CC USA, Inc.:
$ 25,000,000      1.15%, 7/26/04 (144A) .....................   $    25,000,000
  37,000,000      1.475%, 4/18/05 (144A) ....................        37,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $62,000,000)..........        62,000,000
--------------------------------------------------------------------------------
U.S. Government Agency Variable Note - 0.2%
                Freddie Mac
  15,000,000      1.12%, 1/15/42 (cost $15,000,000)..........        15,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $7,577,018,455) - 99.9%........     7,577,018,458
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%         4,099,653
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $ 7,581,118,111
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

32  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GOVERNMENT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
U.S. Government Agency Floating Rate Notes - 26.6%
                Fannie Mae:
$ 10,000,000      0.965%, 5/27/04 ...........................   $     9,999,607
  10,000,000      1.05%, 9/10/04 ............................        10,000,000
  10,000,000      1.00%, 12/20/04 ...........................         9,996,793
  10,000,000      1.004%, 1/18/05 ...........................         9,998,095
  10,000,000      1.04%, 2/18/05 ............................         9,999,195
  10,000,000      1.04%, 2/18/05 ............................         9,998,300
  20,000,000      1.04%, 3/23/05 ............................        19,997,177
                Federal Farm Credit Bank:
  10,000,000      0.97%, 5/3/04 .............................         9,999,978
   5,350,000      0.97%, 5/5/04 .............................         5,349,976
   5,000,000      1.04%, 6/2/04 .............................         5,000,000
  17,000,000      0.98%, 8/24/04 ............................        16,997,670
  15,000,000      1.03%, 2/25/05 ............................        15,000,000
                Federal Home Loan Bank:
  10,000,000      1.00%, 7/14/04 ............................         9,999,594
  10,000,000      1.00%, 8/11/04 ............................         9,999,442
  20,000,000      0.98%, 8/11/04 ............................        19,998,324
  15,000,000      0.985%, 8/25/04 ...........................        14,998,330
  15,000,000      0.975%, 9/20/04 ...........................        14,997,520
  15,000,000      0.996%, 11/24/04 ..........................        14,997,974
  15,000,000      1.05%, 4/7/05 .............................        14,999,999
   5,000,000      1.005%, 8/2/05 ............................         4,999,026
   7,310,000    Freddie Mac
                  1.12%, 1/15/42 ............................         7,310,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Floating Rate Notes
                  (cost $244,637,000) .......................       244,637,000
--------------------------------------------------------------------------------
U.S Government Agency Notes - 14.4%
                Fannie Mae:
  10,200,000      7.40%, 7/1/04 .............................        10,305,547
  10,000,000      1.28%, 7/23/04 ............................         9,970,489
  10,000,000      6.50%, 8/15/04 ............................        10,152,715
   5,000,000      1.351%, 10/15/04 ..........................         4,968,664
   5,000,000      1.42%, 11/12/04 ...........................         4,961,542
   5,000,000      1.385%, 4/1/05 ............................         4,935,559
   5,000,000      1.45%, 4/1/05 .............................         4,932,535
   5,000,000      1.565%, 4/1/05 ............................         4,927,184
                Federal Home Loan Bank System:
  20,000,000      1.51%, 12/27/04 ...........................        20,000,000
   5,000,000      1.45%, 1/11/05 ............................         5,000,000
   5,000,000      4.625%, 4/15/05 ...........................         5,150,954
                Freddie Mac:
   5,000,000      1.27%, 6/14/04 ............................         4,992,239
   7,113,000      3.00%, 7/15/04 ............................         7,140,267
  10,000,000      1.40%, 8/11/04 ............................        10,000,000
  10,000,000      1.375%, 8/12/04 ...........................         9,960,660
   5,000,000      1.28%, 10/7/04 ............................         4,971,733
   5,000,000      1.44%, 11/4/04 ............................         4,962,600
   5,000,000      1.52%, 12/2/04 ............................         4,954,611
--------------------------------------------------------------------------------
Total U.S Government Agency Notes (cost $132,287,299)........       132,287,299
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Floating Rate Note - 0.3%
$  2,862,103    GMACCM Mortgage Trust III
                  Series 2000 - Class A, (Credit enhanced
                  and liquidity provided by Freddie Mac)
                  1.15%, 9/20/05 (144A)ss.
                  (cost $2,862,103) .........................   $     2,862,103
--------------------------------------------------------------------------------
Repurchase Agreements - 58.6%
 150,000,000    Bear Stearns & Company, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $150,013,906
                  collateralized by $238,917,106 in
                  U.S. Government Agencies
                  0% - 6.01%, 12/15/08 - 4/20/34
                  with a value of $153,003,114 ..............       150,000,000
 137,700,000    ABN Amro Bank N.V., 1.01%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $137,711,590
                  collateralized by $144,964,695
                  in U.S. Government Agencies
                  4.00% - 5.875%, 3/21/11 - 4/1/19
                  with a value of $140,454,022 ..............       137,700,000
 100,000,000    Credit Suisse First Boston, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $100,009,271
                  collateralized by $465,831,951
                  in U.S. Government Agencies
                  0% - 23.571428%, 9/25/04 - 7/25/33
                  with a value of $102,004,022 ..............       100,000,000
 151,400,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $151,414,036
                  collateralized by $437,169,770
                  in U.S. Government Agencies
                  0% - 7.00%, 9/1/10 - 7/1/34
                  with a value of $154,428,000 ..............       151,400,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $539,100,000)..............       539,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $918,886,402) - 99.9%..........       918,886,402
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities-- 0.1%           739,222
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $   919,625,624
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
Municipal Securities - 100.4%
Alabama - 1.4%
$  2,400,000    Daphne-Villa Mercy Special Care
                  Facilities Financing Authority Revenue
                  (Mercy Medical), Variable Rate
                  1.09%, 12/1/30 ............................   $     2,400,000
Colorado - 20.6%
   1,000,000    Arvada, Variable Rate
                  1.25%, 11/1/20 ............................         1,000,000
   1,565,000    Aurora Centretech Metropolitan District
                  Series A, Variable Rate, 1.30%, 12/1/28 ...         1,565,000
   3,000,000    Bachelor Gulch Metropolitan District
                  Variable Rate, 1.20%, 12/1/23 .............         3,000,000
   1,095,000    Boulder County Industrial Development
                  Revenue, (Mental Health Center)
                  Variable Rate, 1.22%, 11/1/14 .............         1,095,000
   3,820,000    Castle Rock Metropolitan District No. 7
                  Variable Rate, 1.30%, 12/1/30 .............         3,820,000
   5,580,000    Centennial Downs Metropolitan District
                  Variable Rate, 1.22%, 12/1/28 .............         5,580,000
                Cherry Creek South Metropolitan District No. 1:
   3,011,000      Series A, Variable Rate
                  1.40%, 12/15/21 ...........................         3,011,000
   1,000,000      Series B, Variable Rate
                  1.40%, 12/15/33 ...........................         1,000,000
     400,000    Colorado Housing and Finance Authority
                  Multifamily Housing Revenue
                  (Winridge Apartments), Variable Rate
                  1.08%, 2/15/28 ............................           400,000
   1,500,000    Colorado Housing and Finance Authority
                  Multifamily Housing Revenue, Series A-1
                  Variable Rate, 1.09%, 10/1/30 .............         1,500,000
   2,000,000    Colorado School of Mines Development Corp.
                  Revenue, Variable Rate, 1.17%, 9/1/26 .....         2,000,000
   1,100,000    Colorado Springs Industrial Development
                  Revenue, (Cook Communications Project)
                  Variable Rate, 1.17%, 3/1/17 ..............         1,100,000
     400,000    Denver Health and Hospital Authority
                  Healthcare Revenue, Series A
                  Variable Rate, 1.15%, 12/1/31 .............           400,000
   1,600,000    Grand County Revenue
                  (YMCA of the Rockies), Variable Rate
                  1.12%, 12/1/23 ............................         1,600,000
   2,750,000    NBC Metropolitan District, Variable Rate
                  1.19%, 12/1/30 ............................         2,750,000
   4,000,000    Pinery West Metropolitan District No. 2
                  Variable Rate, 1.20%, 11/1/32 .............         4,000,000
   2,000,000    Triview Metropolitan District, Variable Rate
                  1.375%, 1/1/23 ............................         2,000,000

                                                                     35,821,000

Principal Amount                                                    Market Value
================================================================================
Florida - 5.4%
$  1,300,000    Dade County Industrial Development
                  Authority Revenue
                  (Dolphins Stadium Project)
                  Series B, Variable Rate, 1.08%, 1/1/16 ....   $     1,300,000
     300,000    Gulf Breeze Healthcare Facilities Revenue
                  (Heritage Healthcare), Variable Rate
                  1.18%, 1/1/24 .............................           300,000
   3,500,000    Jacksonville Industrial Development Revenue
                  (Airport Hotel), Variable Rate, 1.08%, 7/1/13       3,500,000
   2,290,000    Saint Johns County School District
                  Variable Rate, 2.00%, 12/1/04 .............         2,303,021
   1,925,000    Volusia County Health Facilities
                  Authority Revenue, (Pooled Hospital Loan)
                  Variable Rate, 1.07%, 11/1/15 .............         1,925,000

                                                                      9,328,021

Georgia - 2.9%
   5,125,000    Burke County Development Authority
                  Pollution Control Revenue
                  (Georgia Power Co.), Series 1
                  Variable Rate, 1.08%, 9/1/30 ..............         5,125,000

Illinois - 7.4%
   4,600,000    Chicago Tax Increment, Series B
                  Variable Rate, 1.22%, 12/1/14 .............         4,600,000
   8,025,000    Illinois Development Finance Authority
                  Revenue, (Illinois Central College), Series A
                  Variable Rate, 1.34%, 6/1/33 ..............         8,025,000
     150,000    Illinois Health Facilities Authority Revenue
                  (Blessing Hospital), Series B, Variable Rate
                  1.13%, 11/15/29 ...........................           150,000

                                                                     12,775,000

Indiana - 3.1%
                Indiana Health Facilities Financing
                  Authority Revenue:
     400,000      (Capital Access), Variable Rate
                  1.09%, 4/1/13 .............................           400,000
     530,000      (Capital Access),Variable Rate
                  1.09%, 1/1/16 .............................           530,000
   3,900,000      (Margaret Mary Community Hospital)
                  Variable Rate, 1.15%, 12/1/29 .............         3,900,000
     550,000    Logansport Economic Development Revenue
                  (Modine Manufacturing Co.), Variable Rate
                  1.30%, 1/1/08 .............................           550,000

                                                                      5,380,000

Iowa - 6.7%
   5,250,000    Buffalo Pollution Control Revenue
                  (LaFarge Corp.), Series B, Variable Rate
                  1.35%, 10/1/10 ............................         5,250,000
   1,550,000    Cerro Gordo County Private School Facility
                  Revenue, (Newman Catholic School System)
                  Variable Rate, 1.20%, 5/1/32 ..............         1,550,000
   1,600,000    Iowa Finance Authority Private College
                  Revenue, (Drake University), Variable Rate
                  1.10%, 7/1/24 .............................         1,600,000
   1,275,000    Iowa Finance Authority Small Business
                  Development Revenue
                  (Terrace Center Association), Variable Rate
                  1.24%, 3/1/22 .............................         1,275,000
   2,000,000    Iowa Higher Education Loan Authority
                  Revenue, (Private College Facilities
                  - Wartburg Project), Variable Rate
                  1.15%, 3/1/30 .............................         2,000,000

                                                                     11,675,000

See Notes to Schedules of Investments and Financial Statements.

34  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
Kansas - 1.3%
$  1,200,000    Salina Revenue, (Salina Central Mall
                  - Dillards), Variable Rate, 1.30%, 12/1/14    $     1,200,000
   1,000,000    Shawnee Industrial Revenue
                  (Shawnee Village Association)
                  1.15%, 12/1/09 ............................         1,000,000

                                                                      2,200,000

Michigan - 4.2%
   1,000,000    Eastern Michigan University Revenue
                  Variable Rate, 1.10%, 6/1/27 ..............         1,000,000
   6,300,000    Holland Economic Development Corp.
                  (Thrifty Holland, Inc.), Variable Rate
                  1.09%, 3/1/13 .............................         6,300,000

                                                                      7,300,000

Minnesota - 4.1%
   4,000,000    Eden Prairie Independent School
                  District No. 272, Series A
                  1.625%, 9/30/04 ...........................         4,009,771
   1,800,000    Mankato Multifamily Housing Revenue
                  (Highland Hills of Mankato)
                  Variable Rate, 1.15%, 5/1/27 ..............         1,800,000
   1,250,000    St. Paul Housing and Redevelopment
                  Authority Revenue, (Goodwill/Easter Seals)
                  Variable Rate, 1.24%, 8/1/25 ..............         1,250,000

                                                                      7,059,771

Missouri - 6.9%
     400,000    Missouri Development Finance Board
                  Infrastructure Facilities Revenue
                  (St Louis Convention Center), Series C
                  Variable Rate, 1.15%, 12/1/20 .............           400,000
                Missouri Health and Educational Facilities
                  Authority Revenue:
   7,435,000      (Hannibal - LaGrange College)
                  Variable Rate, 1.20%, 7/1/31 ..............         7,435,000
   2,000,000      (Rockhurst High School)
                  Series B, Variable Rate, 1.14%, 6/1/23 ....         2,000,000
      35,000      (Rockhurst University)
                  Variable Rate, 1.10%, 11/1/32 .............            35,000
   1,000,000      Variable Rate, 1.15%, 8/15/28 .............         1,000,000
   1,170,000    St. Louis Land Clearance Redevelopment
                  Authority, (Lammert Building Project)
                  Variable Rate, 1.25%, 6/1/05 ..............         1,170,000

                                                                     12,040,000

Nebraska - 2.9%
   3,115,000    Lincoln Waterworks Revenue
                  5.00%, 8/15/04 ............................         3,150,820
   1,900,000    Norfolk Industrial Development Revenue
                  (Supervalu, Inc.), Variable Rate
                  1.19%, 11/1/14 ............................         1,900,000

                                                                      5,050,820

Principal Amount                                                    Market Value
================================================================================
Nevada - 1.1%
$  2,000,000    Clark County Economic Development
                  Revenue, (Lutheran Secondary School
                  Association), Variable Rate, 1.35%, 2/1/30    $     2,000,000

Ohio - 5.8%
  10,000,000    Cuyahoga County Hospital Facilities
                  Revenue, (Sisters of Charity Health System)
                  Variable Rate, 1.15%, 11/1/30 .............        10,000,000

Oklahoma - 0.5%
     800,000    Oklahoma City Industrial and Cultural
                  Facilities Trust Revenue
                  (Oklahoma Christian College)
                  Variable Rate, 1.34%, 7/1/15 ..............           800,000

Pennsylvania - 9.4%
   3,000,000    Allegheny County Industrial
                  Development Authority Revenue
                  (Our Lady of the Sacred Heart
                  High School), Variable Rate
                  1.15%, 6/1/22 .............................         3,000,000
   5,000,000    Allegheny County Port Authority
                  (Great Atlantic), 2.00%, 6/30/04 ..........         5,008,110
   2,800,000    Pennsylvania Higher Educational
                  Facilities Authority Revenue
                  (Susquehanna University), Series H9
                  Variable Rate, 1.15%, 5/1/31 ..............         2,800,000
                State Higher Education, (Independent
                  Colleges and Universities):
   1,000,000      Series G-3, 1.125%, 11/1/20(beta) .........         1,000,000
   2,500,000      Series I-2, 1.125%, 11/1/21 ...............         2,500,000
   2,000,000    Washington County Hospital Authority
                  Revenue, Variable Rate, 1.05%, 7/1/31 .....         2,000,000

                                                                     16,308,110

Texas - 13.0%
   4,675,000    Alamo Heights Higher Education
                  Facilities Corp. Revenue, (University
                  of the Incarnate Word), Variable Rate
                  1.20%, 4/1/19 .............................         4,675,000
   1,600,000    Bell County Health Facilities
                  Development Corp. Revenue
                  (Scott & White Memorial Hospital)
                  Series B1, Variable Rate, 1.10%, 8/15/29 ..         1,600,000
   4,805,000    Bexar County Housing Finance Corp.
                  Multifamily Housing Revenue
                  (Mitchell Village Apartments), Series A
                  Variable Rate, 1.09%, 2/15/30 .............         4,805,000
                Northside Independent School District:
   4,000,000      (School Building), Variable Rate
                  1.02%, 6/15/33 ............................         4,000,000
   1,500,000      Series A, 1.00%, 8/1/31 ...................         1,500,000
   1,000,000    San Antonio Water Revenue, Series B
                  Variable Rate, 1.08%, 5/15/33 .............         1,000,000
   5,000,000    Texas State, (Tax and Revenue Anticipation)
                  2.00%, 8/31/04 ............................         5,014,513

                                                                     22,594,513

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (unaudited)

Principal Amount                                                    Market Value
================================================================================
Wisconsin - 3.7%
                Wisconsin Health and Educational
                  Facilities Authority Revenue:
$  2,900,000      (Felician Services), Series B, Variable Rate
                  1.09%, 1/1/27 .............................   $     2,900,000
   1,000,000      (Mequon Jewish Project), Variable Rate
                  1.14%, 7/1/28 .............................         1,000,000
   2,600,000      (Riverview Hospital Association)
                  Variable Rate, 1.15%, 10/1/30 .............         2,600,000

                                                                      6,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $174,357,235) - 100.4%.........       174,357,235
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%        (694,080)
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $   173,663,155
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

36  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

As of April 30, 2004 (unaudited)                          Janus            Janus                             Janus
(all numbers in thousands except                         Federal         Flexible           Janus         Short-Term
net asset value per share)                             Tax-Exempt         Income         High-Yield          Bond
                                                          Fund             Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost(1)                                $    146,252     $  1,487,818     $    521,368     $    370,167
Investments at value(1)                               $    146,763     $  1,497,783     $    533,031     $    371,619
   Cash                                                         53            2,075              621               70
   Receivables:
      Investments sold                                          --           18,170           17,178               --
      Fund shares sold                                          18              433              296              198
      Dividends                                                 --               70               84               --
      Interest                                               2,320           19,368           11,455            3,400
   Other assets                                                  1               15                8                3
   Forward currency contracts                                   --              199               --               --
---------------------------------------------------------------------------------------------------------------------
Total Assets                                               149,155        1,538,113          562,673          375,290
---------------------------------------------------------------------------------------------------------------------
Liabilities
   Payables:
      Securities loaned (Note 1)                                --          252,763               --           77,358
      Investments purchased                                  1,688           17,482           14,995               --
      Fund shares repurchased                                  236            3,113            1,592              375
      Dividends and distributions                               47              375              327               20
      Advisory fees                                             21              610              325               70
      Transfer agent fees and expenses                          42              272              120               81
   Accrued expenses                                              7               46               63               35
   Variation Margin                                             --              386               --               76
---------------------------------------------------------------------------------------------------------------------
Total Liabilities                                            2,041          275,047           17,422           78,015
---------------------------------------------------------------------------------------------------------------------
Net Assets                                            $    147,114     $  1,263,066     $    545,251     $    297,275
---------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid in surplus)*           $    150,371     $  1,258,904     $    569,278     $    295,591
   Undistributed net investment income/(loss)*                   1            2,866              (76)              78
   Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*          (3,769)         (12,795)         (35,613)            (709)
   Unrealized appreciation/(depreciation) of
    investments and foreign currency translations              511           14,091           11,662            2,315
---------------------------------------------------------------------------------------------------------------------
Total Net Assets                                      $    147,114     $  1,263,066     $    545,251     $    297,275
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                           21,109          130,843           56,926          101,265
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                             $       6.97     $       9.65     $       9.58     $       2.94
---------------------------------------------------------------------------------------------------------------------

   * See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $247,751,643 and $75,799,650 of securities loaned for Janus Flexible Income Fund and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS - BOND FUNDS

For the six month period ended                                         Janus            Janus                             Janus
April 30, 2004 (unaudited)                                            Federal         Flexible           Janus         Short-Term
(all numbers in thousands)                                          Tax-Exempt         Income         High-Yield          Bond
                                                                       Fund             Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                     $      3,271     $     35,743     $     25,321     $      5,200
      Securities lending income                                              --              131               --               39
      Dividends                                                              --              253              326               --
----------------------------------------------------------------------------------------------------------------------------------
Total Income                                                              3,271           36,127           25,647            5,239
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Advisory fees                                                           494            3,955            2,232            1,030
    Transfer agent fees and expenses                                        216            1,579              731              420
    Registration fees                                                        11               28               37               24
    Postage and mailing expenses                                             16              134               39               37
    Custodian fees                                                            3               36               18               10
    Printing expenses                                                        34              179               58               43
    Audit fees                                                                3                8               16                6
    Trustees' fees and expenses                                               3               12                7                4
    Other expenses                                                           47               83               35               28
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                              827            6,014            3,173            1,602
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                      (1)              (8)              (9)              (2)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                826            6,006            3,164            1,600
----------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                         (291)              --               --             (559)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                    535            6,006            3,164            1,041
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              2,736           30,121           22,483            4,198
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                  1,433           33,883           25,206              401
   Net realized gain/(loss) from foreign currency transactions               --            2,726               --               --
   Net realized gain/(loss) from futures contracts                           --           (8,233)              --             (998)
   Change in net unrealized appreciation/(depreciation)
      of investments and foreign currency translations                   (3,106)         (37,566)         (20,774)             953
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   (1,673)          (9,190)           4,432              356
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $      1,063     $     20,931     $     26,915     $      4,554
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

38  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS


For the six month period ended April 30, 2004                             Janus                             Janus
(unaudited) and for the fiscal year                                Federal Tax-Exempt                 Flexible Income
ended October 31, 2003                                                    Fund                              Fund
(all numbers in thousands)                                       2004             2003             2004             2003
----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                              $      2,736     $      8,196     $     30,121     $     77,496
   Net realized gain/(loss) from investment
      and foreign currency transactions                             1,433              492           28,376           40,159
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations             (3,106)             186          (37,566)             105
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                                     1,063            8,874           20,931          117,760
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                          (2,735)          (8,196)         (30,395)         (77,509)
   Net realized gain/(loss) from investment transactions*              --               --               --               --
   Tax return of capital*                                              --               --               --               --
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions           (2,735)          (8,196)         (30,395)         (77,509)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                     11,233          133,263          110,188          655,662
   Redemption fee                                                     N/A              N/A              N/A              N/A
   Reinvested dividends and distributions                           2,393            7,278           27,824           71,515
   Shares repurchased                                             (48,509)        (187,627)        (399,422)        (818,596)
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           (34,883)         (47,086)        (261,410)         (91,419)
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (36,555)         (46,408)        (270,874)         (51,168)
Net Assets:
   Beginning of period                                            183,669          230,077        1,533,940        1,585,108
----------------------------------------------------------------------------------------------------------------------------
   End of period                                             $    147,114     $    183,669     $  1,263,066     $  1,533,940
----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securitites
 (excluding short-term securities):
   Purchase of securities                                    $     68,314     $     87,102     $    459,258     $  1,395,607
   Proceeds from sales of securities                               97,660          139,105          712,125        1,269,339
   Purchases of long-term U.S. Government obligations                  --               --          602,505        1,320,606
   Proceeds from sales of long-term U.S.
      Government obligations                                           --               --          623,902        1,498,801
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                  $          1               --     $      2,866     $      3,141
----------------------------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004                            Janus                              Janus
(unaudited) and for the fiscal year                                   High-Yield                      Short-Term Bond
ended October 31, 2003                                                   Fund                               Fund
(all numbers in thousands)                                       2004             2003             2004             2003
----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                              $     22,483     $     58,141     $      4,198     $     12,254
   Net realized gain/(loss) from investment
      and foreign currency transactions
                                                                   25,206           21,289             (597)          16,582
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations            (20,774)          40,142              953           (9,463)
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                                    26,915          119,572            4,554           19,373
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                         (22,564)         (58,135)          (4,135)         (12,239)
   Net realized gain/(loss) from investment transactions*              --               --           (4,274)              --
   Tax return of capital*                                              --               --               --               --
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions          (22,564)         (58,135)          (8,409)         (12,239)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                     78,290          844,526           48,694          207,781
   Redemption fee                                                      55              373              N/A              N/A
   Reinvested dividends and distributions                          19,901           51,688            8,099           11,679
   Shares repurchased                                            (325,379)        (763,379)        (121,700)        (353,114)
Net Increase/(Decrease) from Capital Share Transactions          (227,133)         133,208          (64,907)        (133,654)
Net Increase/(Decrease) in Net Assets                            (222,782)         194,645          (68,762)        (126,520)
Net Assets:
   Beginning of period                                            768,033          573,388          366,037          492,557
----------------------------------------------------------------------------------------------------------------------------
   End of period                                             $    545,251     $    768,033     $    297,275     $    366,037
----------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securitites
 (excluding short-term securities):
   Purchase of securities                                    $    450,556     $  1,666,779     $     75,401     $    393,228
   Proceeds from sales of securities                              688,276        1,498,812           83,781          503,044
   Purchases of long-term U.S. Government obligations                  --           37,274          106,707          649,693
   Proceeds from sales of long-term U.S.
      Government obligations                                           --           38,138          171,709          672,463
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                  $        (76)    $          5     $         78     $         15
----------------------------------------------------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the                                        Janus Federal Tax-Exempt Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31    2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     7.07     $     7.05     $     7.01     $     6.74     $     6.66     $     7.27
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    0.12           0.26           0.27           0.31           0.34           0.34
  Net gain/(loss) on securities
       (both realized and unrealized)            (0.10)          0.02           0.04           0.27           0.08          (0.61)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.02           0.28           0.31           0.58           0.42          (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (0.12)         (0.26)         (0.27)         (0.31)         (0.34)         (0.34)
  Distributions (from capital gains)*               --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.12)         (0.26)         (0.27)         (0.31)         (0.34)         (0.34)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     6.97     $     7.07     $     7.05     $     7.01     $     6.74     $     6.66
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.23%          3.97%          4.56%          8.80%          6.47%         (4.04)%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  147,114     $  183,669     $  230,077     $  128,951     $   80,056     $   96,199
Average Net Assets for the Period
  (in thousands)                            $  165,469     $  228,760     $  148,070     $  105,066     $   77,794     $  102,366
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.65%(2)       0.65%(2)       0.66%(2)       0.68%(2)       0.67%(2)       0.66%(2)
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.65%          0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                       3.33%          3.58%          3.83%          4.50%          5.09%          4.79%
Portfolio Turnover Rate***                         86%            39%            58%            60%           115%            62%

For a share outstanding during the                                          Janus Flexible Income Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31     2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.74     $     9.51     $     9.49     $     8.99     $     9.35     $     9.91
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    0.22           0.46           0.49           0.58           0.65           0.63
  Net gain/(loss) on securities
       (both realized and unrealized)            (0.09)          0.21           0.02           0.50          (0.35)         (0.45)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.13           0.67           0.51           1.08           0.30           0.18
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (0.22)         (0.44)         (0.49)         (0.58)          (.66)(3)      (0.63)
  Distributions (from capital gains)*               --             --             --             --             --          (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.22)         (0.44)         (0.49)         (0.58)         (0.66)         (0.74)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     9.65     $     9.74     $     9.51     $     9.49     $     8.99     $     9.35
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   1.27%          7.12%          5.63%         12.41%          3.31%          1.75%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $1,263,066     $1,533,940     $1,585,108     $1,326,110     $1,080,423     $1,279,398
Average Net Assets for the Period
  (in thousands)                            $1,391,405     $1,731,995     $1,347,054     $1,147,222     $1,137,973     $1,266,098
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.87%          0.83%          0.81%          0.79%          0.81%          0.82%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.87%          0.83%          0.81%          0.77%          0.79%          0.81%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                       4.35%          4.47%          5.24%          6.33%          7.31%          6.54%
Portfolio Turnover Rate***                        156%           163%           243%           284%           173%           119%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  The ratio was 1.01% in 2004, 0.90% in 2003, 0.92% in 2002, 1.05% in 2001,
     1.02% in 2000 and 1.01% in 1999 before waiver of certain fees incurred by the Fund.
(3) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

40  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                             Janus High-Yield Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31     2004           2003           2002        2001(1)           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.55     $     8.82     $     9.28     $     9.84     $    10.03     $    10.25
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    .34            .64            .65            .78            .86            .89
   Net gain/(loss) on securities
      (both realized and unrealized)               .03            .72           (.46)          (.57)          (.19)          (.22)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .37           1.36            .19            .21            .67            .67
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
   Dividends (from net investment income)*        (.34)          (.64)          (.65)          (.78)(2)       (.86)(2)       (.89)
   Distributions (from capital gains)*              --             --             --             --             --             --
   Redemption Fees                                  --(3)         .01             --(3)         .01             --(3)         N/A
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions and Other                  (.34)          (.63)          (.65)          (.77)          (.86)          (.89)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     9.58     $     9.55     $     8.82     $     9.28     $     9.84     $    10.03
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   3.86%         16.00%          1.97%          2.23%          6.72%          6.34%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  545,251     $  768,033     $  573,388     $  409,366     $  299,924     $  264,476
Average Net Assets for the Period
   (in thousands)                           $  644,516     $  842,175     $  490,524     $  382,153     $  285,821     $  296,586
Ratio of Gross Expenses to
   Average Net Assets***(4)                      0.99%          0.95%          0.96%          1.03%          1.03%(5)       1.02%(5)
Ratio of Net Expenses to
   Average Net Assets***(4)                      0.99%          0.95%          0.96%          0.99%          1.00%          1.00%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                      7.02%          6.90%          7.02%          8.04%          8.43%          8.48%
Portfolio Turnover Rate***                        147%           203%           161%           358%           295%           310%

For a share outstanding during the                                          Janus Short-Term Bond Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31     2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     2.97     $     2.93     $     2.97     $     2.86     $     2.83     $     2.91
Income from Investment Operations:
   Net investment income/(loss)                    .04            .08            .10            .14            .16            .16
   Net gain/(loss) on securities
      (both realized and unrealized)               .01            .04           (.04)           .11            .03           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .05            .12            .06            .25            .19            .08
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*        (.04)          (.08)          (.10)(2)       (.14)          (.16)          (.16)
   Distributions (from capital gains)*            (.04)            --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.08)          (.08)          (.10)          (.14)          (.16)          (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     2.94     $     2.97     $     2.93     $     2.97     $     2.86     $     2.83
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   1.58%          4.12%          2.22%          9.50%          6.65%          2.82%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  297,275     $  366,037     $  492,557     $  523,600     $  139,899     $  139,008
Average Net Assets for the Period
   (in thousands)                           $  322,114     $  456,695     $  499,807     $  284,977     $  128,788     $  135,882
Ratio of Gross Expenses to
   Average Net Assets***(4)                      0.65%(6)       0.65%(6)       0.65%(6)       0.66%(6)       0.66%(6)       0.66%(6)
Ratio of Net Expenses to
   Average Net Assets***(4)                      0.65%          0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                      2.62%          2.68%          3.55%          4.70%          5.74%          5.59%
Portfolio Turnover Rate***                        115%           238%           164%           201%           134%           101%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Certain prior year amounts have been reclassified to conform with current year presentation.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4)  See "Explanations of Charts, Tables and Financial Statements."
(5) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.
(6)  The ratio was 1.00% in 2004, 0.91% in 2003, 0.88% in 2002, 0.98% in 2001,
     1.03% in 2000 and 1.03% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

As of April 30, 2004 (unaudited)                                          Janus           Janus
(all numbers in thousands except                          Janus        Government      Tax-Exempt
net asset value per share)                            Money Market    Money Market    Money Market
                                                          Fund            Fund            Fund
--------------------------------------------------------------------------------------------------
Assets:
   Investments at amortized cost                      $  7,577,018    $    918,886    $    174,357
      Cash                                                      26              60              51
      Receivables:
         Fund shares sold                                    4,868             675             210
         Interest                                            7,577             865             532
--------------------------------------------------------------------------------------------------
Total Assets                                             7,589,489         920,486         175,150
--------------------------------------------------------------------------------------------------
Liabilities
   Payables:
      Investments purchased                                     --              --           1,100
      Fund shares repurchased                                4,328             273             319
      Dividends and distributions                            2,193             345               2
      Advisory fees                                            675              76              14
      Administrative fees for Investor Shares                  712             101              48
      Administrative fees for Institutional Shares             425              20               4
      Administrative fees for Service Shares                     1               7              --
      Service fees for Service Shares                            4              37              --
      Accrued expenses                                          33               1              --
--------------------------------------------------------------------------------------------------
Total Liabilities                                            8,371             860           1,487
--------------------------------------------------------------------------------------------------
Net Assets                                            $  7,581,118    $    919,626    $    173,663
--------------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid in surplus)*           $  7,580,971    $    919,608    $    173,662
   Undistributed net investment income/(loss)*                  49              --              --
   Undistributed net realized gain/
      (loss) from investments*                                  98              18               1
--------------------------------------------------------------------------------------------------
Total Net Assets                                      $  7,581,118    $    919,626    $    173,663
--------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                          $  1,715,252    $    241,479    $    117,312
   Shares Outstanding, 0.01 Par Value
      (unlimited shares authorized)                   $  1,715,219         241,474         117,311
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share                             $       1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                     $  5,850,556    $    473,520    $     56,260
   Shares Outstanding, 0.01 Par Value
      (unlimited shares authorized)                   $  5,850,442         473,510          56,260
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share                             $       1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------------------
Net Assets - Service Shares                           $     15,310    $    204,627    $         91
   Shares Outstanding, $0.01 Par Value
      (unlimited shares authorized)                         15,310         204,624              91
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share                             $       1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

42  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

For the six month period ended                                                       Janus          Janus
April 30, 2004 (unaudited)                                            Janus       Government     Tax-Exempt
(all numbers in thousands)                                        Money Market   Money Market   Money Market
                                                                      Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                         $   58,620     $    6,088     $    1,055
-----------------------------------------------------------------------------------------------------------
Total Investment Income:                                               58,620          6,088          1,055
-----------------------------------------------------------------------------------------------------------
Expenses:
     Advisory fees                                                      9.879          1,086            188
     Administrative fees for Investor Shares                            4,753            673            318
     Administrative fees for Institutional Shares                       5,946            484             46
     Administrative fees for Service Shares                                38            129             --
     Service fees for Service Shares                                       63            214             --
     Audit fees                                                             8              5              1
     Trustees' fees and expenses                                          116             11              4
-----------------------------------------------------------------------------------------------------------
Total Expenses                                                         20,803          2,602            557
-----------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                     (7,732)          (952)          (115)
-----------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                               13,071          1,650            442
-----------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           45,549          4,438            613
-----------------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions                    98             18              1
-----------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $   45,647     $    4,456     $      614
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

                                                                    Janus                           Janus Government
                                                                 Money Market                         Money Market
For the six month period ended April 30, 2004 (unaudited)           Fund                                  Fund
and for the fiscal year ended October 31, 2003
(all numbers in thousands)                                 2004               2003               2004               2003
-----------------------------------------------------------------------------------------------------------------------------
Operation
     Net investment income/(loss)                     $       45,549     $      147,911     $        4,438     $       17,822
     Net realized gain/(loss) from investment
        transactions                                              98                 70                 18                 --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                   45,647            147,981              4,456             17,822
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:*
       Investor Shares                                        (5,544)           (21,184)              (697)            (2,828)
       Institutional Shares                                  (39,766)          (126,083)            (3,126)           (13,263)
       Service Shares                                           (190)              (645)              (615)            (1,731)
  Net realized gain from investment transactions:*
       Investor Shares                                            --                (14)                --                 --
       Institutional Shares                                       --                (55)                --                 --
       Service Shares                                             --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                (45,500)          (147,981)            (4,438)           (17,822)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
       Investor Shares                                       579,048          1,773,435             56,813            179,426
       Institutional Shares                               39,425,681        159,420,727          3,458,446         14,566,499
       Service Shares                                        415,676            801,892            437,490          1,316,848
  Reinvested dividends and distributions:
       Investor Shares                                         5,377             20,556                674              2,747
       Institutional Shares                                   20,024             48,412              1,006              5,061
       Service Shares                                             66                177                 79                315
  Shares repurchased:
       Investor Shares                                    (1,066,373)        (2,638,462)          (129,705)          (315,794)
       Institutional Shares                              (42,736,429)      (160,869,172)        (3,761,767)       (15,070,385)
       Service Shares                                       (460,759)          (840,385)          (423,858)        (1,299,542)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital
  Share Transactions                                      (3,817,689)        (2,282,820)          (360,822)          (614,825)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                     (3,817,542)        (2,282,820)          (360,804)          (614,825)
Net Assets:
  Beginning of period                                     11,398,660         13,681,480          1,280,430          1,895,255
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                       $    7,581,118     $   11,398,660     $      919,626     $    1,280,430
-----------------------------------------------------------------------------------------------------------------------------

                                                              Janus Tax-Exempt
                                                                Money Market
For the six month period ended April 30, 2004 (unaudited)           Fund
and for the fiscal year ended October 31, 2003
(all numbers in thousands)                                 2004               2003
---------------------------------------------------------------------------------------
Operation
     Net investment income/(loss)                     $          613     $        2,207
     Net realized gain/(loss) from investment
        transactions                                               1                 --
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                      614              2,207
---------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:*
       Investor Shares                                          (328)            (1,117)
       Institutional Shares                                     (285)            (1,088)
       Service Shares                                             --                 (2)
  Net realized gain from investment transactions:*
       Investor Shares                                            --                150(1)
       Institutional Shares                                       --                123(1)
       Service Shares                                                                --(1)
---------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (613)            (2,207)
---------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
       Investor Shares                                        49,148            156,474
       Institutional Shares                                   41,499            274,935
       Service Shares                                             --                 --
  Reinvested dividends and distributions:
       Investor Shares                                           316              1,068
       Institutional Shares                                      276              1,065
       Service Shares                                             --                  2
  Shares repurchased:
       Investor Shares                                       (72,240)          (204,726)
       Institutional Shares                                  (58,554)          (307,971)
       Service Shares                                             --               (574)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital
  Share Transactions                                         (39,555)           (79,727)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        (39,554)           (79,727)
Net Assets:
  Beginning of period                                        213,217            292,944
---------------------------------------------------------------------------------------
  End of period                                       $      173,663     $      213,217
---------------------------------------------------------------------------------------

   * See Note 3 in Notes to Financial Statements.
(1)  Net realized gain from investment transaction amounts are not in thousands.

See Notes to Financial Statements.

44  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For a share outstanding during the                                            Janus Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Investor Shares                                   2004           2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .02            .04            .06            .05
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --(2)          --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .02            .04            .06            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.02)          (.04)          (.06)          (.05)
   Distributions (from capital gains)*              --             --(2)          --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.02)          (.04)          (.06)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.29%          0.79%          1.53%          4.52%          5.88%          4.69%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $1,715,252     $2,197,167     $3,041,637     $3,614,097     $3,165,642     $2,309,109
Average Net Assets for the Period
   (in thousands)                           $1,911,503     $2,658,402     $3,180,307     $3,629,621     $2,982,106     $1,808,653
Ratio of Expenses to
   Average Net Assets***(3)                      0.60%(4)       0.60%(4)       0.60%(4)       0.60%(4)       0.60%(4)       0.60%(4)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.14%          0.80%          1.53%          4.43%          5.77%          4.61%

For a share outstanding during the                                     Janus Government Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Investor Shares                                   2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .01            .04            .06            .04
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --             --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .01            .04            .06            .04
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.01)          (.04)          (.06)          (.04)
   Distributions (from capital gains)*              --             --             --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.01)          (.04)          (.06)          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.26%          0.72%          1.49%          4.47%          5.76%          4.56%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  241,479     $  313,691     $  447,313     $  471,335     $  330,396     $  360,604
Average Net Assets for the Period
   (in thousands)                           $  270,650     $  388,077     $  431,132     $  402,844     $  340,813     $  230,784
Ratio of Expenses to
   Average Net Assets***(3)                      0.60%(5)       0.60%(5)       0.60%(5)       0.60%(5)       0.60%(5)       0.60%(5)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.13%          0.73%          1.48%          4.25%          5.61%          4.50%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended.
(2) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001,
     0.70% in 2000 and 0.70% in 1999 before waiver of certain fees incurred by the Fund.
(5)  The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001,
     0.70% in 2000 and 0.70% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS (continued)

For a share outstanding during the                                    Janus Tax-Exempt Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Investor Shares                                   2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .01            .03            .04            .03
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --(2)          --             --             --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .01            .03            .04            .03
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.01)          (.03)          (.04)          (.03)
   Distributions (from capital gains)*              --             --(2)          --             --             --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.01)          (.03)          (.04)          (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.26%          0.64%          1.09%          2.84%          3.58%          2.83%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  117,312     $  140,087     $  187,272     $  205,510     $  171,383     $  146,656
Average Net Assets for the Period
   (in thousands)                           $  127,693     $  173,152     $  192,498     $  190,597     $  168,435     $  122,946
Ratio of Expenses to
   Average Net Assets***(3)                      0.61%(4)       0.60%(4)       0.60%(4)       0.61%(4)       0.60%(4)       0.60%(4)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.13%          0.65%          1.08%          2.79%          3.53%          2.80%

For a share outstanding during the                                           Janus Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Institutional Shares                              2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    .01            .01            .02            .05            .06            .05
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --(2)          --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .01            .02            .05            .06            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*        (.01)          (.01)          (.02)          (.05)          (.06)          (.05)
   Distributions (from capital gains)*              --             --(2)          --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.01)          (.01)          (.02)          (.05)          (.06)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.50%          1.22%          1.96%          4.96%          6.35%          5.16%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $5,850,556     $9,141,167    $10,541,200    $13,268,612     $7,308,448     $4,498,950
Average Net Assets for the Period
   (in thousands)                           $7,971,498    $10,403,767    $12,632,647    $10,427,053     $6,804,495     $5,445,434
Ratio of Expenses to
   Average Net Assets***(3)                      0.18%(5)       0.18%(5)       0.18%(5)       0.18%(5)       0.16%(5)       0.15%(5)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.25%          1.21%          1.95%          4.70%          6.22%          5.04%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended.
(2) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  The ratio was 0.71% in 2004, 0.70% in 2003, 0.70% in 2002, 0.71% in 2001,
     0.70% in 2000 and 0.70% in 1999 before waiver of certain fees incurred by the Fund.
(5)  The ratio was 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001,
     0.33% in 2000 and 0.32% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

46  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                      Janus Government Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Institutional Shares                              2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .02            .05            .06            .05
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --             --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .02            .05            .06            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.02)          (.05)          (.06)          (.05)
   Distributions (from capital gains)*              --             --             --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.02)          (.05)          (.06)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.48%          1.18%          1.95%          4.93%          6.24%          5.03%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  473,520     $  775,826     $1,274,650     $  933,973     $  782,370     $  761,488
Average Net Assets for the Period
   (in thousands)                           $  649,256     $1,136,909     $1,250,675     $  751,585     $  741,708     $  770,224
Ratio of Expenses to
   Average Net Assets***(3)                      0.15%(4)       0.15%(4)       0.15%(4)       0.15%(4)       0.15%(4)       0.15%(4)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets ***(3)                  0.24%          1.17%          1.90%          4.72%          6.07%          4.94%

For a share outstanding during the                                      Janus Tax-Exempt Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Institutional Shares                              2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .02            .03            .04            .03
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --(2)          --             --             --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .02            .03            .04            .03
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.02)          (.03)          (.04)          (.03)
   Distributions (from capital gains)*              --             --(2)          --             --             --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.02)          (.03)          (.04)          (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.47%          1.07%          1.51%          3.27%          4.03%          3.29%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   56,260     $   73,039     $  105,009     $  136,557     $   56,172     $  138,864
Average Net Assets for the Period
   (in thousands)                           $   61,141     $  101,230     $  109,354     $   61,859     $   73,351     $   91,837
Ratio of Expenses to
   Average Net Assets***(3)                      0.19%(5)       0.18%(5)       0.18%(5)       0.19%(5)       0.16%(5)       0.15%(5)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets ***(3)                  0.23%          1.07%          1.51%          3.10%          4.00%          3.25%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended.
(2) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  The ratio was 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001,
     0.35% in 2000 and 0.35% in 1999 before waiver of certain fees incurred by the Fund.
(5)  The ratio was 0.36% in 2004, 0.35% in 2003, 0.35% in 2002, 0.36% in 2001,
     0.33% in 2000 and 0.32% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For a share outstanding during the                                           Janus Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Service Shares                                    2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .02            .05            .06            .05
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --(2)          --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .02            .05            .06            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.02)          (.05)          (.06)          (.05)
   Distributions (from capital gains)*              --             --(2)          --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.02)          (.05)          (.06)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.37%          0.96%          1.70%          4.70%          6.08%          4.89%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $   15,310     $   60,326     $   98,643     $   74,515     $  129,634     $   28,748
Average Net Assets for the Period
   (in thousands)                           $   50,525     $   68,106     $   80,774     $   99,861     $   59,503     $   31,250
Ratio of Expenses to
   Average Net Assets***(3)                      0.43%(4)       0.43%(4)       0.43%(4)       0.43%(4)       0.42%(4)       0.40%(4)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.19%          0.95%          1.71%          4.62%          6.02%          4.82%

For a share outstanding during the                                     Janus Government Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Service Shares                                    2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .02            .05            .06            .05
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --             --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .02            .05            .06            .05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.02)          (.05)          (.06)          (.05)
   Distributions (from capital gains)*              --             --             --(2)          --(2)          --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.02)          (.05)          (.06)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.36%          0.92%          1.69%          4.67%          5.97%          4.77%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  204,627     $  190,913     $  173,292     $   85,589     $   78,877     $   51,343
Average Net Assets for the Period
   (in thousands)                           $  172,424     $  189,811     $  118,192     $  103,932     $   63,802     $   45,587
Ratio of Expenses to
   Average Net Assets***(3)                      0.40%(5)       0.40%(5)       0.40%(5)       0.40%(5)       0.40%(5)       0.40%(5)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.18%          0.91%          1.64%          4.57%          5.86%          4.67%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended.
(2) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  The ratio was 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001,
     0.59% in 2000 and 0.57% in 1999 before waiver of certain fees incurred by the Fund.
(5)  The ratio was 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001,
     0.60% in 2000 and 0.60% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

48  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                     Janus Tax-Exempt Money Market Fund
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31
Service Shares                                    2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                     --(1)         .01            .01            .03            .04            .03
   Net gains/(losses) on securities
     (both realized and unrealized)                 --             --(2)          --             --             --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .01            .03            .04            .03
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*          --(1)        (.01)          (.01)          (.03)          (.04)          (.03)
   Distributions (from capital gains)*              --             --(2)          --             --             --(2)          --(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.01)          (.03)          (.04)          (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.34%          0.81%          1.27%          3.02%          3.81%          3.06%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $       91     $       91     $      663     $       10     $       10     $    1,042
Average Net Assets for the Period
   (in thousands)                           $       91     $      233     $      192     $       10     $      737     $    4,090
Ratio of Expenses to
   Average Net Assets***(3)                      0.44%(4)       0.43%(4)       0.43(4)        0.43%(4)       0.41%(4)       0.40%(4)
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***(3)                   0.17%            89%          1.21%          2.98%          3.67%          3.10%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1) Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended.
(2) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  The ratio was 0.61% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001,
     0.58% in 2000 and 0.57% in 1999 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited)

Dow Jones Industrial Average    A price-weighted average of 30 actively traded
                                Blue-Chip Stocks.

Lehman Brothers                 The Lehman Brothers Government/Credit Index is
Government/Credit Index         composed of all bonds that are of investment
                                grade with at least one year until maturity.

Lehman Brothers Government/     The Lehman Brothers Government/Credit 1-3 Year
Credit 1-3 Year Index           Index is composed of all bonds of investment
                                grade with a maturity between one and three years.

Lehman Brothers Municipal       The Lehman Brothers Municipal Bond Index is
Bond Index                      composed of approximately 1,100 bonds; 60%
                                of which are revenue bonds and 40% of which are state government obligations.

Lehman Brothers                 The Lehman Brothers High-Yield Bond Index is
High-Yield Bond Index           composed of fixed rate, publicly issued,
                                non-investment grade debt.

NASDAQ Composite                The National Association of Securities Dealers
Stock Index                     Automated Quotation System is a nationwide
                                computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

S&P 500(R) Index                The S&P 500(R) Index is the Standard & Poor's
                                composite index of 500 Index stocks, a widely recognized, unmanaged index of common stock prices.

144A 144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ETD                             Euro Time Deposit

PLC                             Public Limited Company

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

*    Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and when-issued securities.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001.

(alpha) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001.

(pi) Security is a U.S. Treasury Inflation-Protected Security (TIPS).

(beta) Security is illiquid.

(sigma) Security is fair valued.

# Loaned security, a portion or all of the security is on loan as of April 30, 2004.

50  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                               Value as
                                                       Acquisition       Acquisition                             % of
                                                           Date              Cost              Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund
Allegheny Energy Supply Company LLC, 8.25%
  bonds, due 4/15/12 (144A)                         3/12/04 - 3/24/04   $    3,989,894    $    4,010,000              0.3%
Candescent Technologies Corp., 8.00%
    convertible senior subordinated                       4/17/98            4,250,000                 0                0%
    debentures, due 5/1/03 (144A)(sigma)
Candescent Technologies Corp., 8.00%
    convertible senior subordinated                        3/6/00            2,200,000                 0                0%
    debentures, due 5/1/03 (144A)(sigma)
NYMAGIC, Inc., 6.50%
    senior notes, due 3/15/14 (144A)                       3/4/04            3,741,113         3,591,874              0.3%
--------------------------------------------------------------------------------------------------------------------------
                                                                        $   14,181,007    $    7,601,874              0.6%
==========================================================================================================================
Janus High-Yield Fund
Allegheny Energy Supply Company LLC, 8.25%
  bonds, due 4/15/12 (144A)                           2/9/04 - 4/2/04   $    3,543,625    $    3,558,875              0.7%
Calpine Corp., 9.875%
  secured notes, due 12/1/11 (144A)                  3/8/04 - 3/30/04        2,714,500         2,543,750              0.5%
Elan Pharmaceutical Investments, Ltd., 7.62%
  company guaranteed notes, due 3/15/05 (144A)       2/19/04 - 3/4/04        2,729,625         2,713,500              0.5%
Inmarsat Finance PLC, 7.625%
  senior notes, due 6/30/12 (144A)                        4/23/04              768,750           765,000              0.1%
Mrs. Field's Original Cookies, Inc., 11.50%
  secured notes, due 3/15/11 (144A)                        3/9/04            2,400,000         2,376,000              0.4%
Phibro Animal Health Corp., 13.00%
  units, due 12/1/07 (144A)                        10/10/03 - 10/15/03       2,540,000         2,687,500              0.5%
--------------------------------------------------------------------------------------------------------------------------
                                                                        $   14,696,500    $   14,644,625              2.7%
==========================================================================================================================
Janus Money Market Fund
Ares VII CLO Ltd., Class A-1A,
  1.18%, 5/8/15 (144A)                                     5/7/03       $   75,000,000    $   75,000,000              1.0%
Blue Heron Funding II, Ltd., Class A
  1.13%, 3/18/05 (144A)                                   3/19/04          100,000,000       100,000,000              1.3%
Blue Heron Funding IV, Ltd., Series 4A, Class A
  1.13%, 12/17/04 (144A)                                 12/19/03          100,000,000       100,000,000              1.3%
Blue Heron Funding VI, Ltd., Class A-1
  1.13%, 5/19/04 (144A)                                   5/21/03          150,000,000       150,000,000              2.0%
Blue Heron Funding VII, Ltd., Series 7A, Class A-1
  1.13%, 5/28/04 (144A)                                   7/29/03           75,000,000        75,000,000              1.0%
GMACCM Mortgage Trust III Series 2000 - Class A
  (credit enhanced and liquidity provided by Freddie Mac)
  1.15%, 9/20/05 (144A)                                   12/7/00           25,758,929        25,758,929              0.3%
--------------------------------------------------------------------------------------------------------------------------
                                                                        $  525,758,929    $  525,758,929              6.9%
==========================================================================================================================
Janus Government Money Market Fund
GMACCM Mortgage Trust III Series 2000 - Class A
  (credit enhanced and liquidity provided by Freddie Mac),
  1.15%, 9/20/05 (144A)                                   12/7/00       $    2,862,103    $    2,862,103              0.3%
--------------------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of April 30, 2004. The issuer incurs all registration costs.

Variable rate notes are notes which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2004.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Income Funds  April 30, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Income Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually the "Fund") are part of Janus Investment Fund (the "Trust") which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest exclusively in high-quality money market instruments. Each of the Bond funds in this report are classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The Money Market Funds offer three classes of shares: "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (New York time). It is anticipated that sometime during the third calendar quarter, the conversion to U.S. dollars will use the applicable exchange rate in effect as of the close of the New York Stock Exchange ("NYSE"). The Bond Funds are valued at market value or, if a market quotation is not readily available or is deemed not to be reliable because events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the closing of the NYSE, then their fair value determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the close of the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, however, the Fund will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC"). The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or

52  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

accounts that comply with Rule 2a-7 of the 1940 Act relating to money market funds and mutually agreed to by the Funds and the lending agent.

As of April 30, 2004, the following Funds had on loan securities as indicated:

                                                                   Value at
Fund                                                            April 30, 2004
--------------------------------------------------------------------------------
Janus Flexible Income Fund                                       $247,751,643

Janus Short-Term Bond Fund                                         75,799,650

As of April 30, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                            April 30, 2004
--------------------------------------------------------------------------------
Janus Flexible Income Fund                                       $252,763,011

Janus Short-Term Bond Fund                                         77,358,491

All cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

FORWARD CURRENCY TRANSACTIONS
The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Bond Funds are fully collateralized by other securities which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Bond Funds' custodians. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURE CONTRACTS
The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

WHEN-ISSUED SECURITIES
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

FOREIGN CURRENCY TRANSLATION
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                          Janus Income Funds  April 30, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
Janus High-Yield Fund is, and Janus Flexible Income Fund may be, invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

Starting in August 2004, each Fund's proxy voting record for the one-year period ending each June 30th will be available through www.janus.com and from the SEC through the SEC's website at www.sec.gov.

2. AGREEMENTS

The advisory agreements with the Bond Funds describe the fees that the Funds must pay. The advisory fee is calculated daily and paid monthly. Each of the Bond Funds is subject to the following schedule:

                                 Average
                                Daily Net          Annual Rate     Expense Limit
Fee Schedule                  Assets of Fund      Percentage (%)  Percentage (%)
================================================================================
Janus Federal               First $300 Million        .60              .65*
  Tax-Exempt Fund            Over $300 Million        .55
--------------------------------------------------------------------------------
Janus Flexible Income       First $300 Million        .65             1.00*
  Fund                       Over $300 Million        .55
--------------------------------------------------------------------------------
Janus High-Yield Fund       First $300 Million        .75             1.00*
                             Over $300 Million        .65
--------------------------------------------------------------------------------
Janus Short-Term            First $300 Million        .65              .65*
  Bond Fund                  Over $300 Million        .55
--------------------------------------------------------------------------------
* Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits. Janus Capital has agreed to continue such waivers until at least March 1, 2005.

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Money Market Funds to .10%. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital agreed to reduce the administrative fee to .08% and .33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. The administrative fee was reduced to .05% and .30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund. For the Service Shares of each of the Money Market Funds, a portion of the administrative fee, designated separately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. All other expenses

54  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of the Money Market Funds except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs are paid by Janus Capital.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. Effective March 1, 2004, the redemption fee for the Fund increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions.This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus High-Yield Fund were $54,666 for the six month period ended April 30, 2004.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Bond Funds' total net assets sold directly and the proportion of each of the Bond Funds' net assets sold through financial intermediaries. The applicable fee rates are .16% of net assets on the proportion of assets sold directly and .21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account from each of the Bond Funds for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody Credits received reduce custodian fees. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Fees paid to DST for the six month period ended April 30, 2004, are noted below.

DST FEES
Janus Federal Tax-Exempt Fund                                           $34,808
Janus Flexible Income Fund                                              193,187
Janus High-Yield Fund                                                    64,003
Janus Short-Term Bond Fund                                               73,444

                                          Janus Income Funds  April 30, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

The funds may invest in money market funds, including funds managed by Janus Capital. During the six month period ended April 30, 2004, the following Money Market Funds had the following affiliated purchases and sales and recorded distributions to affiliated investment companies:

                                                                    Dividends      Market Value
                                  Subscriptions     Redemptions        Paid         at 4/30/04
-----------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Mid Cap Value Fund           $ 50,000,000    $ 50,000,000    $     26,776              --
Janus Small Cap Value Fund          160,000,000     100,000,000         356,789    $ 60,000,000
Janus Worldwide Fund                 30,000,000      45,000,000          28,032              --
-----------------------------------------------------------------------------------------------
                                   $240,000,000    $195,000,000    $    411,597    $ 60,000,000

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of April 30, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                       Accumulated        Federal Tax        Unrealized        Unrealized     Net Appreciation/
                                      Capital Losses          Cost          Appreciation     (Depreciation)     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund         $   (5,201,666)    $  146,252,426    $    2,192,633    $   (1,681,704)    $      510,929
Janus Flexible Income Fund               (41,207,437)     1,490,371,749        33,630,854       (26,219,814)         7,411,040
Janus High-Yield Fund                    (60,709,157)       521,368,324        17,414,134        (5,751,712)        11,662,422
Janus Short-Term Bond Fund                        --        370,632,432         2,335,940        (1,349,872)           986,068
Janus Money Market Fund                           --      7,577,018,455                --                --                 --
Janus Government Money Market Fund                --        918,886,402                --                --                 --
Janus Tax-Exempt Money Market Fund                --        174,357,235                --                --                 --
------------------------------------------------------------------------------------------------------------------------------

4. EXPENSES

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class.

56  Janus Income Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. CAPITAL SHARES TRANSACTIONS

For the six month period ended April 30, 2004
(unaudited) and for the fiscal year                Janus                     Janus
ended October 31, 2003                       Federal Tax-Exempt         Flexible Income
(all numbers in thousands)                          Fund                     Fund
Bond Funds                                   2004         2003         2004         2003
------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                 1,569       18,733       11,181       67,674
  Reinvested distributions                      335        1,022        2,837        7,352
------------------------------------------------------------------------------------------
Total                                         1,904       19,755       14,018       75,026
------------------------------------------------------------------------------------------
  Shares Repurchased                         (6,791)     (26,378)     (40,709)     (84,204)
Net Increase/(Decrease) in Fund Shares       (4,887)      (6,623)     (26,691)      (9,178)
Shares Outstanding, Beginning of Period      25,996       32,619      157,534      166,712
------------------------------------------------------------------------------------------
Shares Outstanding, End of Period            21,109       25,996      130,843      157,534
------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004
(unaudited) and for the fiscal year                Janus                     Janus
ended October 31, 2003                           High-Yield             Short-Term Bond
(all numbers in thousands)                          Fund                     Fund
Bond Funds                                   2004         2003          2004        2003
------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                 8,078       91,859       16,471       70,206
  Reinvested distributions                    2,060        5,575        2,749        3,954
------------------------------------------------------------------------------------------
Total                                        10,138       97,434       19,220       74,160
------------------------------------------------------------------------------------------
  Shares Repurchased                        (33,659)     (82,026)     (41,160)    (119,300)
Net Increase/(Decrease) in Fund Shares      (23,521)      15,408      (21,940)     (45,140)
Shares Outstanding, Beginning of Period      80,447       65,039      123,205      168,345
------------------------------------------------------------------------------------------
Shares Outstanding, End of Period            56,926       80,447      101,265      123,205
------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004                     Janus                             Janus
(unaudited) and for the fiscal year                            Money Market                   Government Money
ended October 31, 2003                                             Fund                          Market Fund
(all numbers in thousands)
Money Market Funds                                        2004             2003             2004             2003
---------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                              579,048        1,773,435           56,813          179,426
  Reinvested dividends and distributions                     5,377           20,556              674            2,747
---------------------------------------------------------------------------------------------------------------------
Total                                                      584,425        1,793,991           57,487          182,173
---------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                    (1,066,373)      (2,638,462)        (129,704)        (315,795)
Net Increase/(Decrease) in Fund Shares                    (481,948)        (844,471)         (72,217)        (133,622)
Shares Outstanding, Beginning of Period                  2,197,167        3,041,637          313,691          447,313
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        1,715,219        2,197,167          241,474          313,691
---------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                           39,425,681      159,420,727        3,458,446       14,566,499
  Reinvested dividends and distributions                    20,024           48,412            1,006            5,061
---------------------------------------------------------------------------------------------------------------------
Total                                                   39,445,705      158,469,139        3,459,452       14,571,560
---------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                   (42,736,430)    (160,869,172)      (3,761,768)     (15,070,384)
Net Increase/(Decrease) in Fund Shares                  (3,290,725)      (1,400,033)        (302,316)        (498,824)
Shares Outstanding, Beginning of Period                  9,141,167       10,541,200          775,826        1,274,650
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        5,850,442        9,141,167          473,510          775,826
---------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares
  Shares sold                                              415,676          801,892          437,490        1,316,848
  Reinvested dividends and distributions                        66              177               79              315
---------------------------------------------------------------------------------------------------------------------
Total                                                      415,742          802,069          437,569        1,317,163
---------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                      (460,758)        (840,386)        (423,858)      (1,299,542)
Net Increase/(Decrease) in Fund Shares                     (45,016)         (38,317)          13,711           17,621
Shares Outstanding, Beginning of Period                     60,326           98,643          190,913          173,292
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           15,310           60,326          204,624          190,913
---------------------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004                     Janus
(unaudited) and for the fiscal year                          Tax-Exempt Money
ended October 31, 2003                                         Market Fund
(all numbers in thousands)
Money Market Funds                                        2004             2003

-----------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                               49,148          156,474
  Reinvested dividends and distributions                       316            1,068
-----------------------------------------------------------------------------------
Total                                                       49,464          157,542
-----------------------------------------------------------------------------------
  Shares Repurchased                                       (72,240)        (204,727)
Net Increase/(Decrease) in Fund Shares                     (22,776)         (47,185)
Shares Outstanding, Beginning of Period                    140,087          187,272
-----------------------------------------------------------------------------------
Shares Outstanding, End of Period                          117,311          140,087
-----------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                               41,499          274,935
  Reinvested dividends and distributions                       276            1,065
-----------------------------------------------------------------------------------
Total                                                       41,775          276,000
-----------------------------------------------------------------------------------
  Shares Repurchased                                       (58,554)        (307,970)
Net Increase/(Decrease) in Fund Shares                     (16,779)         (31,970)
Shares Outstanding, Beginning of Period                     73,039          105,009
-----------------------------------------------------------------------------------
Shares Outstanding, End of Period                           56,260           73,039
-----------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares
  Shares sold                                                   --               --
  Reinvested dividends and distributions                        --                2
-----------------------------------------------------------------------------------
Total                                                           --                2
-----------------------------------------------------------------------------------
  Shares Repurchased                                            --             (574)
Net Increase/(Decrease) in Fund Shares                          --             (572)
Shares Outstanding, Beginning of Period                         91              663
-----------------------------------------------------------------------------------
Shares Outstanding, End of Period                               91               91
-----------------------------------------------------------------------------------

                                          Janus Income Funds  April 30, 2004  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

6. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Division of Securities and the Colorado Attorney General ("COAG"), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies, including the National Association of Securities Dealers, the West Virginia Attorney General, the Florida Department of Financial Services, the NYAG, the SEC, the COAG, the Colorado Division of Securities and one or more U.S. Attorney offices, relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in Fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Trustees in connection with the review and approval of management contracts related to the Funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering Influenced and Corrupt Organizations Act.

The "market timing" lawsuits include actions purportedly on behalf of a class of Fund investors, cases allegedly brought on behalf of the Funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action"

58  Janus Income Funds  April 30, 2004

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purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Funds, the Janus fund Trustees, officers of the Funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures.

In addition to the "market timing" actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future.

Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                                          Janus Income Funds  April 30, 2004  59

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each Fund and each class of the Money Market Funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

60  Janus Income Funds  April 30, 2004

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4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks, interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the NAV for current and past reporting periods for the Bond Funds and each class of the Money Market Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset (Gross Expense Ratio) and after expense offsets (Net Expense Ratio). The expense ratios

                                          Janus Income Funds  April 30, 2004  61

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited) (continued)

listed in the Financial Highlights reflect total expenses prior to any waivers or reimbursements. The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

62  Janus Income Funds  April 30, 2004

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NOTES

                                          Janus Income Funds  April 30, 2004  63

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NOTES

64  Janus Income Funds  April 30, 2004

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NOTES

                                          Janus Income Funds  April 30, 2004  65

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NOTES

66  Janus Income Funds  April 30, 2004

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NOTES

                                          Janus Income Funds  April 30, 2004  67

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NOTES

68  Janus Income Funds  April 30, 2004

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NOTES

69  Janus Income Funds  April 30, 2004

-------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.
        ----------------------------------------------------------------

     GROWTH
     Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

     INTERNATIONAL & GLOBAL
     Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

     CORE
     Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

     RISK-MANAGED
     Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

     VALUE
     Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

     INCOME
     Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

     FOR MORE INFORMATION ABOUT OUR FUNDS, GO TO www.janus.com.

     [LOGO] JANUS CAPITAL                   151 Detroit Street
                   Group                    Denver, CO 80206
                                            1-800-525-3713

     This material must be preceded or accompanied by a prospectus. Funds distributed by Janus Distributors LLC (4/04)

     C-0504-156                                             111-24-102 06-04
--------------

                                                          ----------------------
                                                          2004 SEMIANNUAL REPORT
                                                          ----------------------

              JANUS CORE, RISK-MANAGED AND VALUE FUNDS
              ------------------------------------------------------------------

                   Janus Balanced Fund

                   Janus Core Equity Fund

                   Janus Growth and Income Fund

                   Janus Special Equity Fund

                   Janus Risk-Managed Stock Fund

                   Janus Mid Cap Value Fund

                   Janus Small Cap Value Fund

                                                            [LOGO] JANUS CAPITAL
                                                                          Group

--------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Janus Core, Risk-Managed and Value Funds
   Schedules of Investments
          Janus Balanced Fund .......................................     2
          Janus Core Equity Fund ....................................     8
          Janus Growth and Income Fund ..............................    12
          Janus Special Equity Fund .................................    16
          Janus Risk-Managed Stock Fund .............................    20
          Janus Mid Cap Value Fund ..................................    28
          Janus Small Cap Value Fund ................................    34
     Statements of Assets and Liabilities ...........................    38
     Statements of Operations .......................................    40
     Statements of Changes in Net Assets ............................    42
     Financial Highlights ...........................................    45
     Notes to Schedules of Investments ..............................    50
     Notes to Financial Statements ..................................    52
     Explanations of Charts, Tables and Financial Statements ........    62

--------------------------------------------------------------------------------

A MESSAGE REGARDING PORTFOLIO MANAGER COMMENTARY: To provide our shareholders with more timely and comprehensive updates on their funds, we will now provide portfolio manager commentaries five times per year. Quarterly commentaries and other timely fund information will be available in the Fund Updates section of janus.com and will be offered in place of the portfolio manager letters in April 30 semiannual reports. Shareholders will continue to receive a comprehensive annual letter from portfolio managers in the October 31 annual report which will be available at year end. Going forward, semiannual and annual reports will continue to provide a complete list of fund holdings, performance information and other important details about Janus funds.

--------------------------------------------------------------------------------

Below is a schedule of planned communications regarding your investment with
Janus:

INVESTMENT UPDATE:         WHEN AVAILABLE:            WHERE YOU CAN FIND IT:
Quarterly Review
(prior calendar quarter)   January, April, July,      www.janus.com;
                           October                    Fund Updates section
Annual Review
(funds' fiscal year-
November 1 through
October 31)                December                   www.janus.com;
                                                      Fund Updates section
                                                      Annual Report (sent by
                                                      U.S. mail or e-mail)

--------------------------------------------------------------------------------

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Dear Shareholder,

Let me begin by telling you how excited I am to be associated with Janus. As a shareholder of the funds, I'm sure you already know many of the things that make Janus unique. To me, it is a research-driven firm with an impressive heritage of delivering exceptional long-term performance to its shareholders. I am proud to be a part of continuing that heritage into the future.

There are three main reasons why I decided to join Janus as Chief Investment Officer. First, I believe the research at Janus is the best I've ever seen. In a prior job as a sell-side analyst, I had the opportunity to get an inside look at the passion, intensity and energy that characterized investment debates at Janus. That positive impression has only been reinforced in the short time I have been part of the team. Given my analyst background, I share the same zeal for getting the story right behind every investment.

Second, the people at Janus are special. From the individuals at our call center, to the sales and marketing staff, to the person who actually manages your money, all of our employees are passionate about winning, and passionate about setting the pace, not following it. The esprit de corps of the firm is quite remarkable.

Third, Janus is an investment-centric firm. By that I mean we focus on our core competency of managing our shareholders' money. Delivering performance remains at the heart of what we do and we constantly reinvest in our core business toward that end.

My role at Janus will be to oversee the investment team and drive investment returns. In an attempt to safeguard the consistency and quality of the investment process, I plan to play devil's advocate with the portfolio managers, to poke and prod their investment decisions. I will take full responsibility for the performance of the team, making sure that portfolio managers have the tools and resources needed to make wise decisions.

Like any solid organization, there is always room to improve. I have communicated to the investment team the following enhancements that I plan to focus on during the next two quarters. For starters, I plan on expanding our coverage of international stocks. In this era of increased globalization, I believe sectors are more important than countries and our research needs to be borderless. In addition, we need to make sure that our research edge provides a solid foundation from which we can invest with conviction. Of course, the flipside of this exercise is to have the proper risk controls in place to serve as an early warning system when fundamentals begin to deteriorate and stocks need to be trimmed or sold.

Furthermore, I want to improve communication so that analysts and portfolio managers are sharing their best ideas and discussing how topical events may impact portfolios. Collectively, I believe we can arrive at better investment decisions through debate and idea sharing versus acting in isolation. These are the initiatives I will be focusing on in the initial phase of my tenure at Janus. I look forward to circling back with you in the fall and providing an update on our progress.

Turning to the markets, after finishing last year on a strong note, stocks have treaded water during the first few months of 2004, as concerns about rising interest rates, war, and oil prices have offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index rose 6.3% during the six-month time period ended 4/30/04, after rising 15.6% in the six months ended 10/31/03. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted returns of 5.4% and -0.6%, respectively.

Notwithstanding the moderate returns of the market, my message to you today is that we like what we are hearing from our company contacts. Enterprise spending is improving as corporate profits accelerate. After two years of balance sheet repair, CEOs are again thinking strategically about how to grow their businesses. This is a very encouraging development that we feel is being underappreciated in the marketplace at the current time. Yes, interest rates are likely to be higher 12 months from now, but we believe that the strength of the economy and an improvement in corporate profits will overpower any dampening effect caused by a rising interest rate environment.

While the market in 2003 could be characterized as broad-based as the economy began its recovery, we believe that the market will be much more selective in 2004. I think the expected "stock-picker's" market will play to our strength of identifying companies that are investing in their businesses, growing their market share, and capitalizing on technological and infrastructural change throughout the world. Indeed, I believe the recent improved performance of our funds provides evidence that our research process remains strong and that our portfolios are properly positioned to capitalize on continuing growth in the global economy.

It is my belief that Janus' investment process works best during times of "normal" economic activity (3%-4% GDP growth, 10%-12% corporate profit growth). We are now moving into the middle innings of this economic recovery, which has followed fairly normal patterns to date compared to historical recoveries. Therefore, I am optimistic of continued strong performance by our funds in this environment.

In closing, let me thank you again for your loyalty to Janus. As a shareholder of our funds, you have our absolute faithfulness in return. I believe that we face a very bright future together.

Sincerely,

/s/ Gary Black

Gary Black
President and Chief Investment Officer

Past performance is no guarantee of future results.

                     Janus Core, Risk-Managed and Value Funds  April 30, 2004  1

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JANUS BALANCED FUND (unaudited)                                Portfolio Manager
                                                                     Karen Reidy

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Balanced Fund                                  Lehman Brothers Government/
                                                     Credit Index
S&P 500(R) Index
                                                     Balanced Index
                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                             Fiscal       One       Five     Ten        Since
                          Year-to-Date    Year      Year     Year     Inception*
--------------------------------------------------------------------------------
Janus Balanced Fund           3.42%       9.98%    2.06%    11.05%      11.48%
--------------------------------------------------------------------------------
S&P 500(R)Index               6.27%      22.88%  (2.26)%    11.36%      10.90%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                  1.17%       1.80%    6.84%     7.40%       7.03%
--------------------------------------------------------------------------------
Balanced Index                3.98%      13.39%    1.84%     9.58%       9.16%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - September 1, 1992

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth, consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Foreign Bonds/Non Dollar Bonds - 2.9%

Cash and Cash Equivalents - 4.2%

U.S. Treasury Notes/Bonds - 8.3%

U.S. Government Agencies - 9.1%

Common Stock - Foreign - 12.4%

Corporate Bonds - Domestic - 20.8%

Common Stock - Domestic - 42.3%

Number of Stocks: 60
Number of Bonds: 99
Top 10 Equities: 19.3%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

2  Janus Core, Risk-Managed and Value Funds  April 30, 2004

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--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003
Tyco International, Ltd.
  (New York Shares)                                     3.1%                1.9%
Roche Holding A.G.                                      2.5%                1.4%
Time Warner, Inc.                                       2.3%                1.4%
3M Co.                                                  1.7%                1.6%
General Electric Co.                                    1.7%                1.1%
Freddie Mac                                             1.7%                0.9%
Citigroup, Inc.                                         1.6%                2.2%
Marriott International, Inc. - Class A                  1.6%                1.3%
Samsung Electronics Company, Ltd.                       1.6%                0.6%
Aetna, Inc.                                             1.5%                0.6%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Balanced Fund                                             S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                          Janus Balanced Fund    S&P 500(R)Index

Diversified Operations                           11.2%                5.3%
Finance - Investment Bankers/Brokers              4.9%                5.1%
Medical - Drugs                                   4.0%                6.7%
Multimedia                                        3.8%                2.0%
Hotel and Motels                                  3.0%                0.2%
Finance - Mortgage Loan Banker                    2.7%                1.2%
Oil Companies - Integrated                        2.6%                4.5%
Medical - HMO                                     2.4%                0.8%
Computers                                         1.9%                3.1%
Beverages - Non-Alcoholic                         1.9%                2.3%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                     Janus Core, Risk-Managed and Value Funds  April 30, 2004  3

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--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 54.7%
Applications Software - 1.1%
   1,220,785    Microsoft Corp. .............................   $    31,703,786

Beverages - Non-Alcoholic - 0.9%
     466,425    PepsiCo, Inc. ...............................        25,415,498

Brewery - 0.4%
     208,415    Anheuser-Busch Companies, Inc. ..............        10,679,185

Broadcast Services and Programming - 0.3%
     883,020    Liberty Media Corp. - Class A* ..............         9,660,239

Chemicals - Specialty - 0.6%
     164,889    Syngenta A.G. ...............................        13,193,918
     292,395    Syngenta A.G. (ADR) .........................         4,657,852

                                                                     17,851,770

Computers - 1.6%
     294,710    Dell, Inc.* .................................        10,229,384
     433,020    IBM Corp. ...................................        38,179,374

                                                                     48,408,758

Computers - Peripheral Equipment - 0.6%
     208,850    Lexmark International Group, Inc. - Class A*         18,892,571

Cosmetics and Toiletries - 1.4%
     406,755    Procter & Gamble Co. ........................        43,014,341

Diversified Operations - 8.8%
     610,570    3M Co. ......................................        52,802,093
   1,732,725    General Electric Co. ........................        51,895,114
     925,070    Honeywell International, Inc. ...............        31,988,921
     488,934    Louis Vuitton Moet Hennessy S.A.** ..........        34,463,333
   3,347,105    Tyco International, Ltd. (New York Shares) .         91,878,031

                                                                    263,027,492

E-Commerce/Products - 0.4%
     258,495    Amazon.com, Inc.*,# .........................        11,234,193

E-Commerce/Services - 0.5%
     205,205    eBay, Inc.* .................................        16,379,463

Electric Products - Miscellaneous - 1.6%
      98,570    Samsung Electronics Company, Ltd.** .........        46,792,083

Electronic Components - Semiconductors - 1.5%
   1,793,075    Texas Instruments, Inc. .....................        45,006,183

Enterprise Software/Services - 0.2%
     440,055    Oracle Corp.* ...............................         4,937,417

Entertainment Software - 0.6%
     382,025    Electronic Arts, Inc.* ......................        19,338,106

Finance - Credit Card - 0.4%
     266,900    American Express Co. ........................        13,064,755

Finance - Investment Bankers/Brokers - 3.6%
     999,917    Citigroup, Inc. .............................        48,086,008
     201,775    Goldman Sachs Group, Inc. ...................        19,471,288
   1,076,030    J.P. Morgan Chase & Co.# ....................        40,458,727

                                                                    108,016,023

Finance - Mortgage Loan Banker - 2.3%
     305,955    Countrywide Financial Corp. .................        18,143,132
     859,090    Freddie Mac .................................        50,170,856

                                                                     68,313,988

Hotels and Motels - 2.9%
   1,003,015    Marriott International, Inc. - Class A ......        47,302,187
   1,020,550    Starwood Hotels & Resorts Worldwide, Inc. ...        40,607,685

                                                                     87,909,872

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Biomedical and Genetic - 0.6%
     337,070    Amgen, Inc.* ................................   $    18,966,929

Medical - Drugs - 4.0%
     129,362    Novartis A.G. ...............................         5,766,716
   1,127,455    Pfizer, Inc. ................................        40,317,791
     701,251    Roche Holding A.G.# .........................        73,554,014
      12,355    Roche Holding A.G. (ADR)# ...................         1,294,186

                                                                    120,932,707

Medical - Generic Drugs - 0.5%
     353,550    Barr Pharmaceuticals, Inc.* .................        14,644,041

Medical - HMO - 2.2%
     543,950    Aetna, Inc. .................................        45,011,863
     341,380    UnitedHealth Group, Inc.# ...................        20,988,042

                                                                     65,999,905

Medical Instruments - 0.2%
      78,445    Guidant Corp. ...............................         4,942,819

Multimedia - 2.3%
   4,176,900    Time Warner, Inc.* ..........................        70,255,458

Networking Products - 1.1%
   1,600,125    Cisco Systems, Inc.* ........................        33,394,609

Non-Hazardous Waste Disposal - 0.6%
     652,875    Waste Management, Inc. ......................        18,541,650

Oil Companies - Integrated - 2.5%
     193,940    BP PLC (ADR)**,# ............................        10,259,426
     969,005    Exxon Mobil Corp. ...........................        41,231,162
     119,778    Total S.A. - Class B** ......................        22,155,048

                                                                     73,645,636

Pharmacy Services - 0.9%
     760,430    Caremark Rx, Inc.* ..........................        25,740,556

Publishing - Newspapers - 0.9%
     118,485    Dow Jones & Company, Inc.# ..................         5,460,974
     265,685    Gannett Company, Inc. .......................        23,029,575

                                                                     28,490,549

Reinsurance - 1.2%
      11,602    Berkshire Hathaway, Inc. - Class B* .........        36,186,638

Retail - Discount - 0.6%
     413,670    Target Corp. ................................        17,940,868

Retail - Major Department Stores - 0.7%
     585,000    J.C. Penney Company, Inc.# ..................        19,808,100

Semiconductor Components/Integrated Circuits - 0.5%
     178,410    Linear Technology Corp. .....................         6,356,748
     198,560    Maxim Integrated Products, Inc. .............         9,131,775

                                                                     15,488,523

Semiconductor Equipment - 0.3%
     464,315    Applied Materials, Inc.* ....................         8,464,462

Soap and Cleaning Preparations - 1.1%
   1,254,099    Reckitt Benckiser PLC** .....................        32,603,459

Super-Regional Banks - 0.9%
     317,330    Bank of America Corp. .......................        25,541,892

Television - 0.2%
     534,429    British Sky Broadcasting Group PLC** ........         6,311,929

Transportation - Railroad - 1.0%
     799,302    Canadian National Railway Co.
                  (New York Shares) .........................        30,189,637

Transportation - Services - 0.6%
     234,590    FedEx Corp. .................................        16,869,367

See Notes to Schedules of Investments and Financial Statements.

4  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Web Portals/Internet Service Providers - 1.0%
     623,670    Yahoo!, Inc.*,# .............................   $    31,470,388

Wireless Equipment - 1.1%
   1,864,320    Motorola, Inc. ..............................        34,023,840
--------------------------------------------------------------------------------
Total Common Stock (cost $1,424,598,347) ....................     1,640,099,685
--------------------------------------------------------------------------------
Corporate Bonds - 23.7%
Aerospace and Defense - 0.8%
                Lockheed Martin Corp.:
$  5,555,000      8.20%, notes, due 12/1/09 .................         6,598,335
  14,045,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................        16,575,024

                                                                     23,173,359

Automotive - Truck Parts and Equipment - Original - 1.3%
   6,555,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................         6,953,701
  16,789,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....        17,670,423
  12,793,000    Tenneco Automotive, Inc., 11.625%
                  company guaranteed notes, due 10/15/09 ....        14,008,335

                                                                     38,632,459

Beverages - Non-Alcoholic - 1.0%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................         9,322,237
   5,850,000      4.375%, notes, due 9/15/09 ................         5,910,536
   8,095,000      7.125%, notes, due 9/30/09 ................         9,217,485
   6,255,000      6.125%, notes, due 8/15/11 ................         6,780,426

                                                                     31,230,684

Brewery - 1.4%
                Anheuser-Busch Companies, Inc.:
   6,255,000      5.65%, notes, due 9/15/08 .................         6,643,367
   1,610,000      5.75%, notes, due 4/1/10 ..................         1,716,592
   5,885,000      6.00%, senior notes, due 4/15/11 ..........         6,344,454
   5,050,000      7.55%, debentures, due 10/1/30 ............         6,034,553
   5,300,000      6.80%, debentures, due 1/15/31 ............         5,815,049
   3,410,000      6.80%, debentures, due 8/20/32 ............         3,749,087
                Miller Brewing Co.:
   8,530,000      4.25%, notes, due 8/15/08 (144A) ..........         8,559,342
   4,615,000      5.50%, notes, due 8/15/13 (144A) ..........         4,671,428

                                                                     43,533,872

Broadcast Services and Programming - 0.4%
                Clear Channel Communications, Inc.:
   5,025,000      6.00%, senior notes, due 11/1/06 ..........         5,346,123
   7,920,000      4.625%, senior notes, due 1/15/08 .........         8,078,740

                                                                     13,424,863

Cable Television - 1.0%
   6,574,000    Comcast Cable Communications, Inc., 6.75%
                  senior notes, due 1/30/11 .................         7,204,387
   2,155,000    Comcast Corp., 6.50%
                  company guaranteed notes, due 1/15/15 .....         2,271,801
   7,506,000    EchoStar DBS Corp., 5.75%
                  senior notes, due 10/1/08 (144A) ..........         7,524,765
                TCI Communications, Inc.:
   7,122,000      6.875%, senior notes, due 2/15/06 .........         7,608,127
   3,358,000      7.875%, debentures, due 8/1/13 ............         3,875,199

                                                                     28,484,279

Casino Hotels - 0.3%
   8,195,000    Mandalay Resort Group, 6.50%
                  senior notes, due 7/31/09 .................         8,563,775

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 0.1%
$  3,772,000    AT&T Wireless Services, Inc., 7.35%
                  senior notes, due 3/1/06 ..................   $     4,081,561

Chemicals - Specialty - 0.5%
  12,560,000    International Flavors & Fragrances, Inc., 6.45%
                  notes, due 5/15/06 ........................        13,408,780

Commercial Banks - 0.2%
   6,255,000    First Bank National Association, 5.70%
                  subordinated notes, due 12/15/08 ..........         6,688,209

Computers - 0.3%
   9,262,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ........................         9,232,352

Containers - Metal and Glass - 0.2%
   4,510,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................         4,690,400

Containers - Paper and Plastic - 0.4%
                Sealed Air Corp.:
   8,890,000      5.625%, notes, due 7/15/13 (144A) .........         8,968,552
   2,810,000      6.875%, bonds, due 7/15/33 (144A) .........         2,905,408

                                                                     11,873,960

Diversified Financial Services - 1.3%
                General Electric Capital Corp.:
   3,865,000      4.25%, notes, due 1/28/05 .................         3,939,664
   9,600,000      2.85%, notes, due 1/30/06 .................         9,665,174
  14,740,000      5.35%, notes, due 3/30/06 .................        15,497,003
   9,245,000      6.75%, notes, due 3/15/32 .................         9,953,241

                                                                     39,055,082

Diversified Operations - 2.4%
                Honeywell International, Inc.:
  12,080,000      5.125%, notes, due 11/1/06 ................        12,708,280
   6,945,000      6.125%, bonds, due 11/1/11 ................         7,501,399
                Tyco International Group S.A.:
   9,465,000      5.875%, company guaranteed notes
                  due 11/1/04** .............................         9,651,101
  16,190,000      6.375%, company guaranteed notes
                  due 2/15/06** .............................        17,056,893
  11,570,000      6.375%, company guaranteed notes
                  due 10/15/11** ............................        12,183,407
  12,355,000      6.00%, company guaranteed notes
                  due 11/15/13 (144A)** .....................        12,524,622
   2,180,000      6.00%, company guaranteed notes
                  due 11/15/13** ............................         2,209,929

                                                                     73,835,631

E-Commerce/Products - 0.3%
   8,547,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09 ................................         8,685,889

Electric - Integrated - 1.0%
   1,900,000    American Electric Power Company, Inc.
                  5.375%, senior notes, due 3/15/10 .........         1,964,727
                CMS Energy Corp.:
   7,560,000      9.875%, senior notes, due 10/15/07 ........         8,278,200
   5,735,000      7.50%, senior notes, due 1/15/09 ..........         5,778,013
   9,070,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .................         8,842,135
                Pacific Gas and Electric Co.:
   1,130,000      1.81%, first mortgage notes, due 4/3/06(omega)      1,130,436
     770,000      3.60%, first mortgage notes, due 3/1/09 ...           746,912
   2,640,000      4.20%, first mortgage notes, due 3/1/11 ...         2,533,030

                                                                     29,273,453

See Notes to Schedules of Investments and Financial Statements.

                     Janus Core, Risk-Managed and Value Funds  April 30, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Auto Loans - 0.5%
                General Motors Acceptance Corp.:
$  5,885,000      4.375%, notes, due 12/10/07 ...............   $     5,882,364
   7,765,000      6.875%, notes, due 8/28/12 ................         8,096,239

                                                                     13,978,603

Finance - Credit Card - 0.1%
   3,940,000    American Express Co., 4.875%
                  notes, due 7/15/13 ........................         3,880,861

Finance - Investment Bankers/Brokers - 1.3%
  12,355,000    Charles Schwab Corp., 8.05%
                  senior notes, due 3/1/10 ..................        14,147,142
   5,275,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 .................         5,790,737
                Citigroup, Inc.:
   8,930,000      7.25%, subordinated notes, due 10/1/10 ....        10,199,283
   7,850,000      6.625%, subordinated notes, due 6/15/32 ...         8,236,809

                                                                     38,373,971

Finance - Mortgage Loan Banker - 0.4%
  10,975,000    Countrywide Financial Corp., 2.875%
                  company guaranteed notes, due 2/15/07 .....        10,822,107

Food - Dairy Products - 0.4%
                Dean Foods Co.:
   2,430,000      6.75%, senior notes, due 6/15/05 ..........         2,508,975
   8,379,000      6.625%, senior notes, due 5/15/09 .........         8,944,583
   1,703,000      6.90%, senior notes, due 10/15/17 .........         1,737,060

                                                                     13,190,618

Food - Diversified - 0.4%
                Kellogg Co.:
   5,610,000      2.875%, senior notes, due 6/1/08 ..........         5,393,269
   4,915,000      7.45%, debentures, due 4/1/31 .............         5,685,195

                                                                     11,078,464

Food - Retail - 0.1%
   2,775,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......         3,121,850

Food - Wholesale/Distribution - 0.2%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................         4,702,000

Hotels and Motels - 0.1%
   3,050,000    John Q. Hamons Hotels, Inc., 8.875%
                  first mortgage notes, due 5/15/12 .........         3,355,000

Insurance Brokers - 0.3%
   7,265,000    Marsh & McLennan Companies, Inc., 5.375%
                  senior notes, due 3/15/07 .................         7,682,912

Investment Companies - 0.3%
   9,415,000    Credit Suisse First Boston USA, Inc., 3.875%
                  notes, due 1/15/09 ........................         9,291,889

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   1,985,000      7.50%, notes, due 11/15/05 ................         2,135,302
   3,145,000      5.20%, notes, due 1/17/07 .................         3,308,034

                                                                      5,443,336

Multi-Line Insurance - 0.3%
   8,995,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........         9,437,824

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 1.5%
$  6,205,000    Historic TW, Inc., 9.15%
                  debentures, due 2/1/23 ....................   $     7,749,505
                Time Warner, Inc.:
  16,949,000      5.625%, company guaranteed notes
                  due 5/1/05 ................................        17,564,062
  11,486,000      6.15%, company guaranteed notes
                  due 5/1/07 ................................        12,288,389
   5,785,000      7.70%, company guaranteed notes
                  due 5/1/32 ................................         6,392,240

                                                                     43,994,196

Music - 0.1%
   3,720,000    Warner Music Group, 7.375%
                  senior subordinated notes
                  due 4/15/14 (144A) ........................         3,738,600

Oil - Field Services - 0.1%
   2,857,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08(omega) ..........         3,028,420

Oil Companies - Exploration and Production - 0.1%
   2,785,000    Burlington Resources Finance Co., 7.20%
                  company guaranteed notes, due 8/15/31 .....         3,109,207

Oil Companies - Integrated - 0.1%
   4,121,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04 ........................         4,121,000

Paper and Related Products - 0.2%
   5,145,000    Georgia-Pacific Corp., 8.875%
                  company guaranteed notes, due 2/1/10 ......         5,942,475

Pharmacy Services - 0.4%
  11,569,000    Medco Health Solutions, Inc., 7.25%
                  senior notes, due 8/15/13 .................        12,482,511

Pipelines - 0.6%
  13,920,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .................        11,832,000
   5,725,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................         5,725,000

                                                                     17,557,000

Retail - Discount - 0.9%
   4,350,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................         4,630,336
                Wal-Mart Stores, Inc.:
  12,245,000      5.45%, senior notes, due 8/1/06 ...........        12,952,981
   9,605,000      6.875%, senior notes, due 8/10/09 .........        10,843,421

                                                                     28,426,738

Shipbuilding - 0.1%
   3,760,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .........         3,628,400

Specified Purpose Acquisition Company - 0.1%
   2,677,000    Gemstone Investor, Ltd., 7.71%
                  company guaranteed notes
                  due 10/31/04 (144A) .......................         2,707,116

Telecommunication Services - 0.6%
                Verizon Global Funding Corp.:
   7,125,000      6.125%, notes, due 6/15/07 ................         7,686,528
  10,315,000      4.00%, notes, due 1/15/08 .................        10,422,627

                                                                     18,109,155

See Notes to Schedules of Investments and Financial Statements.

6  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.9%
$ 10,000,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08** .............................   $     9,946,130
                MCI Communications Corp.:
  12,679,000      5.908%, senior notes, due 5/1/07 ..........        12,536,361
     834,000      6.688%, senior notes, due 5/1/09 ..........           792,300
     715,000      7.735%, senior notes, due 5/1/14 ..........           663,163
   1,150,000    NTL Cable PLC, 8.75%
                  senior notes, due 4/15/14 (144A)** ........         1,187,375
   1,315,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 ........................         1,091,501

                                                                     26,216,830

Television - 0.4%
  11,305,000    British Sky Broadcasting Group PLC
                  6.875%, company guaranteed notes
                  due 2/23/09** .............................        12,500,809

Textile-Home Furnishings - 0.1%
   2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................         2,976,138
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $689,750,996) ...................       710,766,638
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09*,**,(beta)
                  (cost $0) .................................                83
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.1%
                Fannie Mae:
$ 23,568,000      1.875%, due 12/15/04# .....................        23,646,976
  26,718,000      2.125%, due 4/15/06# ......................        26,522,371
  19,560,000      5.50%, due 5/2/06 .........................        20,624,827
  10,250,000      4.75%, due 1/2/07# ........................        10,681,125
  25,235,000      5.00%, due 1/15/07# .......................        26,545,529
  12,010,000      3.25%, due 11/15/07# ......................        11,949,842
   4,840,000      2.50%, due 6/15/08# .......................         4,625,530
   9,225,000      5.25%, due 1/15/09# .......................         9,750,225
   1,650,000      6.375%, due 6/15/09# ......................         1,829,406
   9,129,000      6.25%, due 2/1/11# ........................         9,897,178
  17,433,000      5.375%, due 11/15/11# .....................        18,218,583
  11,700,000    Federal Home Loan Bank System
                  2.25%, due 5/15/06# .......................        11,642,822
                Freddie Mac:
  28,388,000      1.875%, due 1/15/05# ......................        28,480,716
  19,260,000      4.25%, due 6/15/05# .......................        19,787,088
  29,165,000      2.375%, due 4/15/06# ......................        29,143,069
   5,010,000      5.75%, due 4/15/08# .......................         5,407,138
   2,155,000      5.75%, due 3/15/09# .......................         2,322,327
   2,040,000      7.00%, due 3/15/10# .......................         2,325,694
   3,712,000      5.875%, due 3/21/11# ......................         3,942,868
   5,901,000      6.25%, due 7/15/32# .......................         6,266,903
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $271,052,379) ..........       273,610,217
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Treasury Notes/Bonds - 8.3%
                U.S. Treasury Notes/Bonds:
$  5,760,000      6.50%, due 5/15/05# .......................   $     6,044,849
  12,343,000      4.625%, due 5/15/06# ......................        12,896,991
  21,045,000      3.50%, due 11/15/06# ......................        21,485,640
   9,058,000      2.625%, due 5/15/08# ......................         8,822,347
  20,435,000      5.625%, due 5/15/08# ......................        22,206,306
   7,070,000      3.125%, due 4/15/09 .......................         6,914,517
  18,802,000      6.00%, due 8/15/09# .......................        20,855,536
   4,960,000      5.75%, due 8/15/10# .......................         5,451,739
   3,940,000      5.00%, due 8/15/11# .......................         4,142,540
  18,175,000      7.25%, due 5/15/16# .......................        22,142,257
   3,542,000      8.125%, due 8/15/19# ......................         4,670,736
  15,655,000      7.875%, due 2/15/21# ......................        20,330,710
  13,744,000      7.25%, due 8/15/22# .......................        16,912,638
  25,977,000      6.25%, due 8/15/23# .......................        28,864,915
  16,627,000      6.00%, due 2/15/26# .......................        17,980,538
   8,736,000      5.25%, due 2/15/29# .......................         8,591,314
  11,139,000      6.25%, due 5/15/30# .......................        12,517,886
   8,760,000      5.375%, due 2/15/31# ......................         8,874,975
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $248,937,925) .........       249,706,434
--------------------------------------------------------------------------------
Other Securities - 16.8%
                State Street Navigator Securities Lending
 502,398,529      Prime Portfolio+(cost $502,398,529) .......       502,398,529
--------------------------------------------------------------------------------
Time Deposit - 2.2%
                SouthTrust Bank, ETD
  65,600,000      1.04%, 5/3/04 (cost $65,600,000) ..........        65,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,202,338,176) - 114.8% ......     3,442,181,586
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (14 8)%   (444,821,919)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 2,997,359,667
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004
                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $    95,506,432                          2.8%
Canada                                  33,298,844                          1.0%
Cayman Islands                           2,707,116                          0.1%
France                                  56,618,380                          1.6%
Germany                                  9,946,130                          0.3%
Luxembourg                              53,625,952                          1.5%
South Korea                             46,792,083                          1.4%
Switzerland                             98,466,687                          2.9%
United Kingdom                          62,863,081                          1.8%
United States++                      2,982,356,881                         86.6%
--------------------------------------------------------------------------------
Total                              $ 3,442,181,586                        100.0%

++Includes Short-Term Securities (70.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04            10,600,000   $    18,546,052    $       565,747
Euro 9/27/04                     24,300,000        29,030,480            506,170
South Korean Won
  5/14/04                    20,900,000,000        17,793,140          (120,731)
--------------------------------------------------------------------------------
Total                                         $    65,369,672    $       951,186

See Notes to Schedules of Investments and Financial Statements.

                     Janus Core, Risk-Managed and Value Funds  April 30, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND (unaudited)                             Portfolio Manager
                                                                     Karen Reidy

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Core Equity Fund                                          S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------

                                        Fiscal      One       Five      Since
                                     Year-to-Date   Year      Year    Inception*
     ---------------------------------------------------------------------------
     Janus Core Equity Fund              5.89%     18.71%    (0.39)%   11.97%
     ---------------------------------------------------------------------------
     S&P 500(R)Index                     6.27%     22.88%    (2.26)%    8.27%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - June 28, 1996

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its assets in equity securities selected for their growth potential. The fund may invest in companies of any size.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Preferred Stock - 0.5%

Cash and Cash Equivalents - 4.3%

Common Stock - Foreign - 22.0%

Common Stock - Domestic - 73.2%

Number of Stocks: 78
Top 10 Equities: 32.3%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

8  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003
Tyco International, Ltd.
  (New York Shares)                                     4.9%                3.0%
Roche Holding A.G.                                      3.8%                2.1%
Time Warner, Inc.                                       3.6%                2.5%
Freddie Mac                                             3.4%                1.2%
3M Co.                                                  3.1%                2.7%
Marriott International, Inc. - Class A                  3.0%                2.1%
General Electric Co.                                    2.9%                2.3%
Citigroup, Inc.                                         2.8%                3.1%
Texas Instruments, Inc.                                 2.4%                2.5%
Exxon Mobil Corp.                                       2.4%                1.9%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Core Equity Fund                                          S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                      Janus Core Equity Fund    S&P 500(R) Index

Diversified Operations                         15.1%                  5.3%
Hotels and Motels                               6.0%                  0.2%
Medical - Drugs                                 5.4%                  6.7%
Finance - Investment Bankers/Brokers            5.3%                  5.1%
Finance - Mortgage Loan Banker                  4.4%                  1.2%
Oil Companies - Integrated                      3.9%                  4.5%
Multimedia                                      3.6%                  2.0%
Medical - HMO                                   2.7%                  0.8%
Electronic Components - Semiconductors          2.4%                  2.7%
Computers                                       2.3%                  3.1%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                     Janus Core, Risk-Managed and Value Funds  April 30, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.2%
Advertising Sales - 1.3%
     202,195    Lamar Advertising Co.* ......................   $     8,302,127

Agricultural Chemicals - 1.1%
      90,395    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................         7,363,577

Applications Software - 1.2%
     293,015    Microsoft Corp. .............................         7,609,600

Audio and Video Products - 0.3%
      26,025    Harman International Industries, Inc.# ......         1,973,996

Automotive - Truck Parts and Equipment - Original - 0.6%
      68,160    Lear Corp.* .................................         4,131,859

Beverages - Non-Alcoholic - 1.2%
     145,195    PepsiCo, Inc. ...............................         7,911,676

Brewery - 0.6%
      73,465    Anheuser-Busch Companies, Inc. ..............         3,764,347

Broadcast Services and Programming - 1.0%
      85,075    Clear Channel Communications, Inc. ..........         3,529,762
     261,715    Liberty Media Corp. - Class A* ..............         2,863,162

                                                                      6,392,924

Building Products - Air and Heating - 0.6%
      34,605    American Standard Companies, Inc.* ..........         3,640,100

Casino Hotels - 0.4%
      44,430    Mandalay Resort Group .......................         2,552,504

Cellular Telecommunications - 0.5%
     141,380    Western Wireless Corp. - Class A* ...........         2,943,532

Chemicals - Diversified - 0.7%
     107,005    Dow Chemical Co. ............................         4,247,028

Chemicals - Specialty - 1.1%
       1,502    Syngenta A.G. ...............................           120,185
     422,565    Syngenta A.G. (ADR) .........................         6,731,461

                                                                      6,851,646

Computers - 2.3%
      83,665    Dell, Inc.* .................................         2,904,012
     137,790    IBM Corp. ...................................        12,148,944

                                                                     15,052,956

Computers - Peripheral Equipment - 0.9%
      63,680    Lexmark International Group, Inc.
                  - Class A*,# ..............................         5,760,493

Cosmetics and Toiletries - 2.1%
     127,200    Procter & Gamble Co. ........................        13,451,400

Diversified Operations - 15.1%
     232,150    3M Co. ......................................        20,076,331
     612,985    General Electric Co. ........................        18,358,901
     361,465    Honeywell International, Inc. ...............        12,499,460
     158,941    Louis Vuitton Moet Hennessy S.A.** ..........        11,203,223
     295,932    Smiths Group PLC** ..........................         3,665,694
   1,138,315    Tyco International, Ltd. (New York Shares) ..        31,246,746

                                                                     97,050,355

E-Commerce/Products - 0.4%
      52,800    Amazon.com, Inc.* ...........................         2,294,688

E-Commerce/Services - 0.7%
      59,030    eBay, Inc.* .................................         4,711,775

Electric Products - Miscellaneous - 2.0%
      27,275    Samsung Electronics Company, Ltd.** .........        12,947,693

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 2.4%
     626,405    Texas Instruments, Inc. .....................   $    15,722,766

Enterprise Software/Services - 0.5%
     274,190    Oracle Corp.* ...............................         3,076,412

Entertainment Software - 0.8%
      97,685    Electronic Arts, Inc.* ......................         4,944,815

Finance - Credit Card - 0.5%
      59,690    American Express Co. ........................         2,921,826

Finance - Investment Bankers/Brokers - 5.3%
     377,260    Citigroup, Inc. .............................        18,142,432
      59,675    Goldman Sachs Group, Inc. ...................         5,758,638
     271,795    J.P. Morgan Chase & Co. .....................        10,219,492

                                                                     34,120,562

Finance - Mortgage Loan Banker - 4.4%
     113,914    Countrywide Financial Corp. .................         6,755,100
     368,685    Freddie Mac .................................        21,531,203

                                                                     28,286,303

Financial Guarantee Insurance - 1.2%
     106,825    MGIC Investment Corp. .......................         7,864,457

Hotels and Motels - 6.0%
      77,305    Four Seasons Hotels, Inc. ...................         4,135,818
     408,680    Marriott International, Inc. - Class A ......        19,273,348
     386,860    Starwood Hotels & Resorts Worldwide, Inc. ...        15,393,159

                                                                     38,802,325

Machinery - Construction and Mining - 1.0%
   1,117,000    Komatsu, Ltd. ...............................         6,366,662

Medical - Biomedical and Genetic - 1.6%
     112,220    Amgen, Inc.* ................................         6,314,620
      70,415    Celgene Corp.*,# ............................         3,639,751

                                                                      9,954,371

Medical - Drugs - 5.4%
      22,820    Novartis A.G. (ADR) .........................         1,022,336
     262,005    Pfizer, Inc. ................................         9,369,299
     230,404    Roche Holding A.G.# .........................        24,167,008

                                                                     34,558,643

Medical - Generic Drugs - 0.8%
     121,642    Barr Pharmaceuticals, Inc.* .................         5,038,412

Medical - HMO - 2.7%
     147,100    Aetna, Inc. .................................        12,172,525
      83,810    UnitedHealth Group, Inc. ....................         5,152,639

                                                                     17,325,164

Medical Instruments - 0.7%
      15,305    Guidant Corp. ...............................           964,368
      34,045    Medtronic, Inc. .............................         1,717,911
      23,905    St. Jude Medical, Inc.* .....................         1,822,995

                                                                      4,505,274

Multimedia - 3.6%
   1,385,400    Time Warner, Inc.* ..........................        23,302,428

Networking Products - 1.9%
     581,840    Cisco Systems, Inc.* ........................        12,143,001

Non-Hazardous Waste Disposal - 0.9%
     206,375    Waste Management, Inc.# .....................         5,861,050

See Notes to Schedules of Investments and Financial Statements.

10  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 3.9%
      55,360    BP PLC (ADR)** ..............................   $     2,928,544
     366,020    Exxon Mobil Corp. ...........................        15,574,150
      36,404    Total S.A. - Class B** ......................         6,733,560

                                                                     25,236,254

Pharmacy Services - 1.6%
     307,970    Caremark Rx, Inc.* ..........................        10,424,785

Pipelines - 0.4%
      66,034    Kinder Morgan Management LLC* ...............         2,449,861

Publishing - Newspapers - 1.2%
      41,710    Dow Jones & Company, Inc.# ..................         1,922,414
      63,270    Gannett Company, Inc. .......................         5,484,244

                                                                      7,406,658

Reinsurance - 2.3%
       4,732    Berkshire Hathaway, Inc. - Class B* .........        14,759,108

Retail - Discount - 0.9%
     126,945    Target Corp. ................................         5,505,605

Retail - Major Department Stores - 0.6%
     109,525    J.C. Penney Company, Inc. ...................         3,708,517

Semiconductor Components/Integrated Circuits - 0.8%
      71,835    Linear Technology Corp. .....................         2,559,481
      52,465    Maxim Integrated Products, Inc. .............         2,412,865

                                                                      4,972,346

Semiconductor Equipment - 0.3%
      98,260    Applied Materials, Inc.* ....................         1,791,280

Soap and Cleaning Preparations - 1.4%
     357,233    Reckitt Benckiser PLC** .....................         9,287,171

Super-Regional Banks - 1.4%
     109,360    Bank of America Corp. .......................         8,802,386

Television - 0.3%
     139,580    British Sky Broadcasting Group PLC** ........         1,648,524

Therapeutics - 0.8%
      80,580    Neurocrine Biosciences, Inc.* ...............         5,288,465

Transportation - Railroad - 1.8%
     308,677    Canadian National Railway Co.
                  (New York Shares) .........................        11,658,730

Transportation - Services - 0.8%
      73,685    FedEx Corp. .................................         5,298,688

Web Portals/Internet Service Providers - 1.5%
     188,240    Yahoo!, Inc.*,# .............................         9,498,590

Wireless Equipment - 1.4%
     510,390    Motorola, Inc. ..............................         9,314,618
--------------------------------------------------------------------------------
Total Common Stock (cost $523,256,631) ......................       610,800,333
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 0.5%
Automotive - Cars and Light Trucks - 0.5%
       5,076    Porsche A.G.** (cost $1,880,906) ............   $     3,158,048
--------------------------------------------------------------------------------
Other Securities - 5.0%
                State Street Navigator Securities Lending
$ 32,424,633      Prime Portfolio+ (cost $32,424,633) .......        32,424,633
--------------------------------------------------------------------------------
Time Deposit - 3.8%
                SouthTrust Bank, ETD
  24,300,000      1.04%, 5/3/04 (cost $24,300,000) ..........        24,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $581,862,170) - 104.5% ........       670,683,014
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.5)%     (29,013,264)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $   641,669,750
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $    31,246,747                          4.7%
Canada                                  23,158,124                          3.4%
France                                  17,936,783                          2.7%
Germany                                  3,158,048                          0.5%
Japan                                    6,366,662                          0.9%
South Korea                             12,947,693                          1.9%
Switzerland                             32,040,991                          4.8%
United Kingdom                          17,529,933                          2.6%
United States++                        526,298,033                         78.5%
--------------------------------------------------------------------------------
Total                              $   670,683,014                        100.0%

++Includes Short-Term Securities (70.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04               850,000   $     1,487,184    $        45,367
British Pound 11/19/04            2,200,000         3,832,491             88,746
Euro 9/27/04                      9,025,000        10,781,896            187,991
South Korean Won
  5/14/04                     5,575,000,000         4,746,256           (38,318)
--------------------------------------------------------------------------------
Total                                         $    20,847,827    $       283,786

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND (unaudited)                       Portfolio Manager
                                                                   Minyoung Sohn

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Growth and Income                                         S&P 500(R) Index
Fund

                                  [BAR GRAPH]

Bar graph data is shown in following table.
--------------------------------------------------------------------------------
                             Fiscal       One       Five     Ten        Since
                          Year-to-Date    Year      Year     Year     Inception*
--------------------------------------------------------------------------------
Janus Growth and
Income Fund                   5.47%      16.86%   (0.52)%   12.94%      13.35%
--------------------------------------------------------------------------------
S&P 500(R)Index               6.27%      22.88%   (2.26)%   11.36%      11.09%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - May 15, 1991

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth and current income by normally investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 0.4%

Corporate Bonds - Domestic - 0.8%

Preferred Stock - Domestic - 0.9%

Preferred Stock - Foreign - 1.4%

Common Stock - Foreign - 18.3%

Common Stock - Domestic - 78.2%

Number of Stocks: 81
Number of Bonds: 6
Top 10 Equities: 27.9%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

12  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------

                                              April 30, 2004    October 31, 2003
Tyco International, Ltd.
  (New York Shares)                                     4.6%                3.3%
Citigroup, Inc.                                         3.8%                4.9%
Exxon Mobil Corp.                                       3.2%                3.4%
Roche Holding A.G.                                      3.0%                2.2%
Microsoft Corp.                                         2.4%                2.7%
Berkshire Hathaway, Inc. - Class B                      2.4%                2.0%
UnitedHealth Group, Inc.                                2.2%                1.6%
Cisco Systems, Inc.                                     2.2%                2.0%
Maxim Integrated Products, Inc.                         2.1%                2.3%
Procter & Gamble Co.                                    2.0%                2.4%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Growth and Income Fund                                    S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                Janus Growth and Income Fund    S&P 500(R) Index

Diversified Operations                       9.7%                     5.3%
Finance - Investment Bankers/Brokers         6.0%                     5.1%
Medical - Drugs                              4.7%                     6.7%
Electronic Components - Semiconductors       4.7%                     2.7%
Oil Companies - Integrated                   4.5%                     4.5%
Medical - HMO                                3.8%                     0.8%
Multimedia                                   3.7%                     2.0%
Cable Television                             3.3%                     0.7%
Broadcast Services and Programming           3.3%                     0.2%
Pharmacy Services                            3.2%                     0.3%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.5%
Advertising Sales - 1.0%
   1,350,845    Lamar Advertising Co.* ......................   $    55,465,696

Applications Software - 2.4%
   5,160,762    Microsoft Corp. .............................       134,024,989

Audio and Video Products - 0.7%
     461,915    Harman International Industries, Inc. .......        35,036,253

Beverages - Non-Alcoholic - 1.6%
   1,570,533    PepsiCo, Inc. ...............................        85,578,343

Brewery - 0.5%
     514,139    Anheuser-Busch Companies, Inc. ..............        26,344,482

Broadcast Services and Programming - 3.3%
   1,822,311    Clear Channel Communications, Inc. ..........        75,607,683
   9,726,994    Liberty Media Corp. - Class A* ..............       106,413,315

                                                                    182,020,998

Building - Residential and Commercial - 0.2%
      19,205    NVR, Inc.* ..................................         8,661,455

Cable Television - 3.2%
   3,268,095    Comcast Corp. - Special Class A* ............        94,742,074
   2,497,980    Cox Communications, Inc. - Class A*,# .......        81,658,966

                                                                    176,401,040

Computers - 2.2%
   1,031,861    Dell, Inc.* .................................        35,815,895
     977,423    IBM Corp. ...................................        86,179,386

                                                                    121,995,281

Computers - Memory Devices - 0.4%
     959,735    SanDisk Corp.*,# ............................        22,179,476

Computers - Peripheral Equipment - 0.6%
     392,770    Lexmark International Group, Inc. - Class A*         35,529,974

Cosmetics and Toiletries - 2.7%
     984,325    International Flavors & Fragrances, Inc. ....        35,681,781
   1,045,205    Procter & Gamble Co. ........................       110,530,429

                                                                    146,212,210

Disposable Medical Products - 0.8%
     380,220    C.R. Bard, Inc.# ............................        40,405,979

Diversified Operations - 9.7%
     912,722    3M Co. ......................................        78,932,199
   3,102,001    General Electric Co. ........................        92,904,930
   1,226,080    Honeywell International, Inc. ...............        42,397,846
     492,089    Louis Vuitton Moet Hennessy S.A.** ..........        34,685,718
   2,380,947    Smiths Group PLC ............................        29,492,666
   9,111,640    Tyco International, Ltd. (New York Shares) ..       250,114,517

                                                                    528,527,876

E-Commerce/Products - 0.7%
     872,815    Amazon.com, Inc.* ...........................        37,932,540

E-Commerce/Services - 0.5%
     347,630    eBay, Inc.* .................................        27,747,827

Electric Products - Miscellaneous - 2.4%
      93,283    Samsung Electronics Company, Ltd. ...........        44,282,295
     379,125    Samsung Electronics Company, Ltd.
                  (144A) (GDR)ss. ...........................        89,189,156

                                                                    133,471,451

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 4.7%
   5,025,715    Advanced Micro Devices, Inc.*,# .............   $    71,465,667
   2,031,135    Intel Corp. .................................        52,261,104
   1,643,245    NVIDIA Corp.*,# .............................        33,752,252
   3,920,873    Texas Instruments, Inc. .....................        98,413,912

                                                                    255,892,935

Enterprise Software/Services - 2.0%
   2,972,525    Computer Associates International, Inc. .....        79,693,395
   2,720,775    Oracle Corp.* ...............................        30,527,096

                                                                    110,220,491

Entertainment Software - 1.4%
   1,494,652    Electronic Arts, Inc.* ......................        75,659,284

Finance - Commercial - 0.7%
   1,077,255    CIT Group, Inc. .............................        37,025,254

Finance - Credit Card - 0.7%
   3,056,525    Providian Financial Corp.*,# ................        37,075,648

Finance - Investment Bankers/Brokers - 6.0%
   4,329,615    Citigroup, Inc. .............................       208,211,184
     794,125    Goldman Sachs Group, Inc. ...................        76,633,063
   1,221,415    J.P. Morgan Chase & Co. .....................        45,925,204

                                                                    330,769,451

Finance - Mortgage Loan Banker - 2.1%
     392,640    Countrywide Financial Corp. .................        23,283,552
   1,305,707    Fannie Mae ..................................        89,728,185

                                                                    113,011,737

Hotels and Motels - 3.1%
   2,396,268    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)# ........................        59,187,820
     656,835    Four Seasons Hotels, Inc. ...................        35,140,673
   1,927,255    Starwood Hotels & Resorts Worldwide, Inc. ...        76,685,476

                                                                    171,013,969

Medical - Biomedical and Genetic - 1.5%
   1,439,135    Amgen, Inc.* ................................        80,980,126

Medical - Drugs - 4.7%
   2,526,504    Pfizer, Inc. ................................        90,347,783
   1,587,622    Roche Holding A.G.**,# ......................       166,525,213

                                                                    256,872,996

Medical - HMO - 3.8%
   1,045,900    Aetna, Inc. .................................        86,548,225
   1,949,558    UnitedHealth Group, Inc. ....................       119,858,826

                                                                    206,407,051

Medical Instruments - 1.6%
   1,774,470    Medtronic, Inc. .............................        89,539,756

Multi-Line Insurance - 1.7%
   1,325,154    American International Group, Inc. ..........        94,947,284

Multimedia - 3.7%
   6,040,190    Time Warner, Inc.* ..........................       101,595,996
   1,359,504    Viacom, Inc. - Class B ......................        52,544,830
   2,141,874    Walt Disney Co. .............................        49,327,358

                                                                    203,468,184

Networking Products - 2.2%
   5,712,425    Cisco Systems, Inc.* ........................       119,218,310

Non-Hazardous Waste Disposal - 0.1%
     122,985    Waste Management, Inc.# .....................         3,492,774

See Notes to Schedules of Investments and Financial Statements.

14  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 1.6%
   2,236,589    EnCana Corp. (New York Shares) ..............   $    87,719,021

Oil Companies - Integrated - 3.8%
     499,503    ConocoPhillips ..............................        35,614,564
   4,089,030    Exxon Mobil Corp. ...........................       173,988,226

                                                                    209,602,790

Pharmacy Services - 3.2%
   3,039,360    Caremark Rx, Inc.*,# ........................       102,882,336
   2,086,885    Medco Health Solutions, Inc.* ...............        73,875,729

                                                                    176,758,065

Pipelines - 0.7%
     648,705    Kinder Morgan, Inc. .........................        39,058,528

Reinsurance - 2.4%
      41,333    Berkshire Hathaway, Inc. - Class B* .........       128,917,627

Retail - Auto Parts - 0.3%
     203,435    AutoZone, Inc.* .............................        17,814,803

Retail - Automobile - 0.1%
     219,575    CarMax, Inc.*,# .............................         5,691,384

Retail - Pet Food and Supplies - 0.6%
   1,218,645    PETsMART, Inc.# .............................        33,756,467

Semiconductor Components/Integrated Circuits - 3.1%
   1,608,545    Linear Technology Corp. .....................        57,312,458
   2,484,480    Maxim Integrated Products, Inc. .............       114,261,236

                                                                    171,573,694

Semiconductor Equipment - 0.9%
   2,799,890    Applied Materials, Inc.* ....................        51,041,995

Soap and Cleaning Preparations - 0.4%
     758,906    Reckitt Benckiser PLC .......................        19,729,671

Super-Regional Banks - 1.4%
   2,959,998    U.S. Bancorp ................................        75,894,349

Telecommunication Equipment - 1.1%
   4,317,650    Nokia Oyj (ADR)** ...........................        60,490,277

Television - 1.3%
   6,202,669    British Sky Broadcasting Group PLC ..........        73,257,269

Tobacco - 0.7%
     697,925    Altria Group, Inc. ..........................        38,651,087

Toys - 0.3%
     922,017    Marvel Enterprises, Inc.* ...................        17,509,103

Transportation - Railroad - 1.0%
   1,361,497    Canadian National Railway Co.
                  (New York Shares) .........................        51,423,742

Web Portals/Internet Service Providers - 0.7%
     741,080    Yahoo!, Inc.* ...............................        37,394,897
--------------------------------------------------------------------------------
Total Common Stock (cost $4,700,105,367) ....................     5,279,415,889
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Advertising Sales - 0.1%
$  5,745,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ....         6,218,963

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................         6,954,598

Electric - Integrated - 0.1%
   6,170,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................         6,308,825

Shares or Principal Amount                                          Market Value
================================================================================
Non-Hazardous Waste Disposal - 0.1%
$  3,080,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................   $     3,311,000

Telephone - Integrated - 0.1%
   8,750,000    MCI Communications Corp., 6.688%
                  senior notes, due 5/1/09 ..................         8,312,500

Toys - 0.3%
  13,900,000    Mattel, Inc., 6.125%
                  notes, due 7/15/05 ........................        14,409,559
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $43,372,839) ....................        45,515,445
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Automotive - Cars and Light Trucks - 0.8%
      74,360    Porsche A.G.** ..............................        46,263,282

Non-Hazardous Waste Disposal - 0.2%
     135,425    Allied Waste Industries, Inc.
                  convertible, 6.25% ........................         9,412,038

Oil Companies - Integrated - 0.7%
     579,900    Amerada Hess Corp., convertible, 7.00% ......        38,905,491

Property and Casualty Insurance - 0.6%
   1,212,750    XL Capital, Ltd., convertible, 6.50% ........        30,767,468
--------------------------------------------------------------------------------
Total Preferred Stock (cost $92,320,846) ....................       125,348,279
--------------------------------------------------------------------------------
Other Securities - 4.2%
                State Street Navigator Securities Lending
$230,558,629      Prime Portfolio+ (cost $230,558,629) ......       230,558,629
--------------------------------------------------------------------------------
Time Deposit - 0.4%
                SouthTrust Bank, ETD
  23,300,000      1.04%, 5/3/04 (cost $23,300,000) ..........        23,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,089,657,681) - 104.2% ......     5,704,138,242
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.2)%    (228,327,331)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 5,475,810,911
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $   250,114,517                          4.4%
Canada                                 233,471,256                          4.1%
Cayman Islands                          30,767,468                          0.5%
Finland                                 60,490,277                          1.1%
France                                  34,685,718                          0.6%
Germany                                 46,263,282                          0.8%
South Korea                            133,471,451                          2.3%
Switzerland                            166,525,213                          2.9%
United Kingdom                         122,479,606                          2.2%
United States++                      4,625,869,454                         81.1%
--------------------------------------------------------------------------------
Total                              $ 5,704,138,242                        100.0%

++Includes Short-Term Securities (76.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold     Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/27/04                   40,500,000    $    48,384,133    $       786,917
Swiss Franc 9/27/04            38,000,000         29,430,368            590,173
Swiss Franc 10/15/04           26,300,000         20,379,740          (117,799)
--------------------------------------------------------------------------------
Total                                        $    98,194,241    $     1,259,291

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND (unaudited)                          Portfolio Manager
                                                                    David Decker

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Special Equity                                            S&P 500(R) Index
Fund

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                                   Fiscal      One      Since
                                                Year-to-Date   Year   Inception*
     ---------------------------------------------------------------------------
     Janus Special Equity Fund                     11.13%     47.34%      3.17%
     ---------------------------------------------------------------------------
     S&P 500(R)Index                                6.27%     22.88%     (3.49)%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - February 29, 2000

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its net assets in equity securities with the potential for long-term growth of capital.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Cash and Cash Equivalents - 0.1%

Corporate Bonds - Domestic - 0.3%

Preferred Stock - Domestic - 0.4%

Common Stock - Foreign - 36.1%

Common Stock - Domestic - 63.1%

Number of Stocks: 52
Number of Bonds: 2
Top 10 Equities: 49.0%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio manager commentary and updated performance, visit the Fund Updates section of janus.com.

16  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------

                                              April 30, 2004    October 31, 2003
Liberty Media Corp. - Class A                           6.9%                6.5%
Tyco International, Ltd.
  (New York Shares)                                     5.8%                4.4%
Computer Associates
  International, Inc.                                   5.4%                4.9%
Reliance Industries, Ltd.                               5.2%                4.9%
Ceridian Corp.                                          4.7%                5.7%
SK Corp.                                                4.6%                2.0%
Lear Corp.                                              4.5%                5.5%
Station Casinos, Inc.                                   4.1%                2.7%
Freddie Mac                                             4.1%                3.9%
Berkshire Hathaway, Inc. - Class B                      3.7%                3.1%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Special Equity Fund                                       S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                    Janus Special Equity Fund   S&P 500(R) Index
Broadcast Services and Programming            7.1%                    0.2%
Diversified Operations                        5.8%                    5.3%
Finance - Mortgage Loan Banker                5.8%                    1.2%
Enterprise Software/Services                  5.4%                    0.9%
Petrochemicals                                5.2%                     N/A
Computer Services                             4.7%                    0.3%
Oil Refining and Marketing                    4.6%                    0.1%
Automotive - Truck Parts and Equipment
  - Original                                  4.5%                    0.2%
Casino Hotels                                 4.1%                    0.1%
Reinsurance                                   3.7%                     N/A

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary and information technology sectors.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.2%
Advertising Agencies - 1.6%
   2,599,590    Interpublic Group of Companies, Inc.*,# .....   $    40,787,567

Apparel Manufacturers - 1.1%
     803,275    Liz Claiborne, Inc. .........................        28,194,953

Automotive - Cars and Light Trucks - 1.6%
   3,918,074    Tata Motors, Ltd. ...........................        41,669,735

Automotive - Truck Parts and Equipment - Original - 4.5%
   1,916,810    Lear Corp.* .................................       116,197,022

Broadcast Services and Programming - 7.1%
  16,073,721    Liberty Media Corp. - Class A* ..............       175,846,507
   1,000,000    UnitedGlobalCom, Inc. - Class A* ............         7,480,000

                                                                    183,326,507

Building Products - Cement and Aggregate - 3.1%
   2,142,075    Cemex S.A. de C.V. (ADR)# ...................        63,084,109
   2,352,455    Gujarat Ambuja Cements, Ltd. ................        17,594,480

                                                                     80,678,589

Cable Television - 3.5%
   2,698,930    EchoStar Communications Corp. - Class A* ....        89,577,487

Casino Hotels - 4.1%
   2,355,150    Station Casinos, Inc.# ......................       106,170,162

Computer Services - 4.7%
   5,688,040    Ceridian Corp.* .............................       121,610,295

Computers - 2.8%
   2,801,087    Apple Computer, Inc.* .......................        72,071,969

Containers - Paper and Plastic - 0.8%
     973,315    Packaging Corporation of America* ...........        21,393,464

Diversified Operations - 5.8%
   5,394,490    Tyco International, Ltd. (New York Shares) ..       148,078,751

Electric - Integrated - 0.8%
   1,014,060    Duke Energy Corp.# ..........................        21,356,104

Electronic Components - Semiconductors - 2.5%
   4,455,400    Advanced Micro Devices, Inc.*,# .............        63,355,788

Electronic Design Automation - 1.5%
   3,032,770    Cadence Design Systems, Inc.*,# .............        38,880,111

Enterprise Software/Services - 5.4%
   5,154,840    Computer Associates International, Inc. .....       138,201,260

Finance - Consumer Loans - 0.3%
     214,800    SLM Corp. ...................................         8,228,988

Finance - Investment Bankers/Brokers - 2.1%
   4,660,336    E*TRADE Financial Corp.*,# ..................        52,941,417

Finance - Mortgage Loan Banker - 5.8%
     409,760    Fannie Mae ..................................        28,158,707
   1,790,290    Freddie Mac .................................       104,552,936
   1,125,370    Housing Development Finance
                  Corporation, Ltd. .........................        15,052,172

                                                                    147,763,815

Shares or Principal Amount                                          Market Value
================================================================================
Independent Power Producer - 0.5%
   1,529,945    Reliant Energy, Inc.* .......................   $    12,713,843

Insurance Brokers - 0.8%
     543,000    Willis Group Holdings, Ltd.# ................        19,716,330

Metal Processors and Fabricators - 0.2%
     216,903    Bharat Forge, Ltd. ..........................         3,775,195

Money Center Banks - 2.0%
   7,087,091    ICICI Bank, Ltd. ............................        50,232,766

Multi-Line Insurance - 0.8%
     700,000    CNA Financial Corp.# ........................        19,187,000

Multimedia - 1.3%
   1,500,000    Walt Disney Co. .............................        34,545,000

Non-Hazardous Waste Disposal - 0.7%
   1,497,165    Allied Waste Industries, Inc.*,# ............        18,849,307

Oil Companies - Exploration and Production - 2.1%
     328,090    Anadarko Petroleum Corp. ....................        17,579,062
   2,206,875    Magnum Hunter Resources, Inc.*,# ............        22,664,607
     781,360    Oil and Natural Gas Corporation, Ltd. .......        14,759,217

                                                                     55,002,886

Oil Companies - Integrated - 2.4%
   1,009,775    BP PLC (ADR) ................................        53,417,097
     349,335    Suncor Energy, Inc. (New York Shares) .......         8,349,107

                                                                     61,766,204

Oil Refining and Marketing - 4.6%
   2,812,680    SK Corp.** ..................................       117,939,111

Paper and Related Products - 0.6%
  10,011,611    Ballarpur Industries, Ltd. ..................        14,622,310

Petrochemicals - 5.2%
  11,371,335    Reliance Industries, Ltd. ...................       134,604,694

Pipelines - 2.3%
   1,584,701    Kinder Morgan Management LLC* ...............        58,792,407

Publishing - Periodicals - 0.8%
   1,474,700    Playboy Enterprises, Inc. - Class B*,(pound),#       19,244,835

Recreational Centers - 0.1%
     573,165    Bally Total Fitness Holding Corp.*,(pound),#          2,361,440

Reinsurance - 3.7%
      30,061    Berkshire Hathaway, Inc. - Class B* .........        93,760,259

Retail - Discount - 0.5%
     656,521    Fred's, Inc. ................................        12,191,595

Retail - Home Furnishings - 0.2%
     263,040    Pier 1 Imports, Inc. ........................         5,434,406

Soap and Cleaning Preparations - 2.0%
   1,968,642    Reckitt Benckiser PLC .......................        51,179,802

Steel - Producers - 1.3%
   4,048,904    Tata Iron and Steel Company, Ltd. ...........        32,576,970

Super-Regional Banks - 1.8%
     600,000    Bank One Corp. ..............................        29,622,000
     299,535    Wells Fargo & Co. ...........................        16,911,746

                                                                     46,533,746

See Notes to Schedules of Investments and Financial Statements.

18  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Television - 3.3%
   2,061,990    SBS Broadcasting S.A.
                  (New York Shares)*,(pound) ................   $    64,932,065
   1,520,070    Sinclair Broadcast Group, Inc. - Class A*,# .        18,788,065

                                                                     83,720,130

Tobacco - 2.9%
   7,399,753    Swedish Match A.B.**,# ......................        74,584,032
--------------------------------------------------------------------------------
Total Common Stock (cost $1,896,454,195) ....................     2,543,818,252
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Retail - Discount - 0%
$ 16,925,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(beta),(sigma)....                 0

Tobacco - 0.3%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08 (144A)#,ss. ...................         8,825,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $17,900,645) ....................         8,825,000
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Advertising Agencies - 0.4%
     195,300    Interpublic Group of Companies, Inc.
                  Series A, 5.375% (cost $10,078,540) .......        11,237,562
--------------------------------------------------------------------------------
Other Securities - 7.8%
                State Street Navigator Securities Lending
$200,115,934      Prime Portfolio+ (cost $200,115,934) ......       200,115,934
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0%
                Freddie Mac
     800,000      0.85%, 5/3/04 (amortized cost $799,962) ...           799,962
--------------------------------------------------------------------------------
Total Investments (total cost $2,125,349,276) - 107.7% ......     2,764,796,710
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.7)%    (198,206,862)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 2,566,589,848
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $   167,795,081                          6.1%
Canada                                   8,349,107                          0.3%
India                                  324,887,539                         11.7%
Luxembourg                              64,932,065                          2.3%
Mexico                                  63,084,109                          2.3%
South Korea                            117,939,111                          4.3%
Sweden                                  74,584,032                          2.7%
United Kingdom                         104,596,900                          3.8%
United States++                      1,838,628,766                         66.5%
--------------------------------------------------------------------------------
Total                              $ 2,764,796,710                        100.0%

++Includes Short-Term Securities (59.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2004

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  5/14/04                 124,550,000,000    $   106,035,195    $      (777,659)
Swedish Krona
  10/15/04                    493,000,000         64,299,064           (610,556)
--------------------------------------------------------------------------------
Total                                        $   170,334,259    $    (1,388,215)

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND (unaudited)                                Managed
                                                                       by INTECH

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund                                   S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                                   Fiscal      One      Since
                                                Year-to-Date   Year   Inception*
     ---------------------------------------------------------------------------
     Janus Risk-Managed
     Stock Fund                                     8.56%     26.57%      29.36%
     ---------------------------------------------------------------------------
     S&P 500(R)Index                                6.27%     22.88%      28.73%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date - February 28, 2003

FUND STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its net assets in common stocks selected for their growth potential. The Fund seeks to control risks by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Fund's benchmark index. The primary aim of the strategy is to outperform the benchmark index.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Common Stock - Foreign - 1.7%

Cash and Cash Equivalents - 5.8%

Common Stock - Domestic - 92.5%

Number of Stocks: 361
Top 10 Equities: 12.8%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio managers' commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

20  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003
Boston Scientific Corp.                                 1.7%                2.0%
General Electric Co.                                    1.4%                1.7%
Bank of America Corp.                                   1.4%                1.1%
eBay, Inc.                                              1.3%                1.7%
Exxon Mobil Corp.                                       1.2%                1.4%
Pfizer, Inc.                                            1.2%                1.3%
International Game Technology                           1.2%                1.0%
Citigroup, Inc.                                         1.2%                1.3%
Countrywide Financial Corp.                             1.1%                1.0%
Apollo Group, Inc. - Class A                            1.1%                1.1%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund                                   S&P 500(R) Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                            Janus Risk-Managed
                                                Stock Fund      S&P 500(R) Index

Electric - Integrated                              5.1%               2.4%
Diversified Operations                             4.5%               5.3%
Super-Regional Banks                               3.8%               5.2%
Medical Instruments                                3.7%               1.2%
Oil Companies - Integrated                         3.2%               4.5%
Finance - Investment Bankers/Brokers               2.7%               5.1%
Medical Products                                   2.1%               2.3%
Medical - Drugs                                    2.1%               6.7%
Commercial Banks                                   1.8%               1.0%
Oil Companies - Exploration and Production         1.5%               0.7%

--------------------------------------------------------------------------------
The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

See "Explanations of Charts, Tables and Financial Statements."

INTECH is a subsidiary of Janus Capital Group Inc.

Effective March 1, 2004, the Fund's redemption fee, that may be imposed on shares held for 3 months or less, increased from 1% to 2% on shares purchased on or after that date.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A voluntary waiver is in place for this Fund to the extent of management fees. This waiver could change or be terminated at any time at the option of Janus Capital Management LLC. Without such waiver, total returns would have been lower.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.2%
Advertising Agencies - 0%
         100    Omnicom Group, Inc. .........................   $         7,951

Aerospace and Defense - 0.8%
       4,100    Boeing Co. ..................................           175,029
       4,700    General Dynamics Corp. ......................           440,014
       1,300    Lockheed Martin Corp. .......................            62,010
       1,300    Northrop Grumman Corp. ......................           129,025
       6,900    Rockwell Collins, Inc. ......................           222,525

                                                                      1,028,603

Aerospace and Defense - Equipment - 0.5%
      12,700    B.F. Goodrich Co. ...........................           365,633
       3,000    United Technologies Corp. ...................           258,780

                                                                        624,413

Agricultural Operations - 0.5%
      19,500    Monsanto Co. ................................           674,505

Apparel Manufacturers - 0.1%
       2,600    Jones Apparel Group, Inc. ...................            95,160
       2,400    Liz Claiborne, Inc. .........................            84,240

                                                                        179,400

Appliances - 0%
         500    Whirlpool Corp. .............................            32,755

Applications Software - 0.8%
      38,000    Microsoft Corp. .............................           986,860

Athletic Footwear - 0.2%
       3,900    NIKE, Inc. - Class B ........................           280,605
         600    Reebok International, Ltd. ..................            21,828

                                                                        302,433

Automotive - Cars and Light Trucks - 0.2%
       9,400    Ford Motor Co. ..............................           144,384
       3,700    General Motors Corp. ........................           175,454

                                                                        319,838

Automotive - Medium and Heavy Duty Trucks - 0.8%
         400    Navistar International Corp.* ...............            18,060
      17,250    PACCAR, Inc. ................................           973,935

                                                                        991,995

Automotive - Truck Parts and Equipment - Original - 0.8%
       9,600    Dana Corp. ..................................           193,536
      15,100    Johnson Controls, Inc. ......................           828,386
       7,200    Visteon Corp. ...............................            78,192

                                                                      1,100,114

Beverages - Non-Alcoholic - 0.7%
       5,600    Coca-Cola Co. ...............................           283,192
       5,000    Coca-Cola Enterprises, Inc. .................           135,000
       6,700    Pepsi Bottling Group, Inc. ..................           196,109
       5,800    PepsiCo, Inc. ...............................           316,042

                                                                        930,343

Beverages - Wine and Spirits - 0.3%
       8,500    Brown-Forman Corp. - Class B ................           398,310

Brewery - 0.2%
       1,900    Adolph Coors Co. - Class B ..................           124,849
       3,900    Anheuser-Busch Companies, Inc. ..............           199,836

                                                                        324,685

Building - Residential and Commercial - 0.6%
      11,000    Centex Corp. ................................           527,450
       4,600    Pulte Homes, Inc. ...........................           226,182

                                                                        753,632

Shares or Principal Amount                                          Market Value
================================================================================
Building and Construction Products - Miscellaneous - 0.4%
       6,200    Masco Corp. .................................   $       173,662
       7,200    Vulcan Materials Co. ........................           332,928

                                                                        506,590

Building Products - Air and Heating - 0.4%
       4,400    American Standard Companies, Inc.* ..........           462,836

Cable Television - 0.1%
       2,100    Comcast Corp. - Class A* ....................            63,210

Casino Hotels - 0.2%
       3,800    Harrah's Entertainment, Inc. ................           202,084

Casino Services - 1.2%
      41,000    International Game Technology ...............         1,547,340

Cellular Telecommunications - 0.9%
      51,400    Nextel Communications, Inc. - Class A* ......         1,226,404

Chemicals - Diversified - 0.4%
       6,800    Dow Chemical Co. ............................           269,892
       1,900    PPG Industries, Inc. ........................           112,689
       3,800    Rohm & Haas Co. .............................           147,364

                                                                        529,945

Chemicals - Specialty - 0.8%
       8,400    Ashland, Inc. ...............................           402,360
       6,700    Eastman Chemical Co. ........................           285,219
       2,600    Ecolab, Inc. ................................            77,480
       3,800    Engelhard Corp. .............................           110,352
      10,500    Hercules, Inc.* .............................           116,655
         300    Sigma-Aldrich Corp. .........................            16,992

                                                                      1,009,058

Coatings and Paint Products - 0%
         700    Sherwin-Williams Co. ........................            26,635

Commercial Banks - 1.8%
       7,300    AmSouth Bancorporation ......................           160,746
       7,300    BB&T Corp. ..................................           251,777
       1,500    First Horizon National Corp. ................            65,940
       1,300    M&T Bank Corp. ..............................           110,500
       7,300    Marshall & Ilsley Corp. .....................           268,421
      15,200    North Fork Bancorporation, Inc. .............           564,224
         900    Regions Financial Corp. .....................            31,239
      14,900    SouthTrust Corp. ............................           463,092
       9,600    Synovus Financial Corp. .....................           229,152
       4,600    Zions Bancorporation ........................           259,992

                                                                      2,405,083

Commercial Services - Finance - 0.5%
         400    H&R Block, Inc. .............................            18,044
       8,500    Moody's Corp. ...............................           548,335
       1,300    Paychex, Inc. ...............................            48,464

                                                                        614,843

Computer Aided Design - 0.1%
       4,900    Autodesk, Inc. ..............................           164,150

Computer Services - 0.2%
       1,500    Affiliated Computer Services, Inc. - Class A*            72,750
      15,300    Unisys Corp.* ...............................           199,359

                                                                        272,109

Computers - 1.4%
       7,400    Apple Computer, Inc.* .......................           190,402
      25,700    Dell, Inc.* .................................           892,047
      11,300    Hewlett-Packard Co. .........................           222,610
       6,500    IBM Corp. ...................................           573,105

                                                                      1,878,164

See Notes to Schedules of Investments and Financial Statements.

22  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Computers - Integrated Systems - 0.3%
       7,800    NCR Corp.* ..................................   $       348,582

Computers - Memory Devices - 0.2%
      23,300    EMC Corp.* ..................................           260,028

Computers - Peripheral Equipment - 0.2%
       2,500    Lexmark International Group, Inc. - Class A*            226,150

Consumer Products - Miscellaneous - 1.2%
       7,600    American Greetings Corp. - Class A* .........           155,800
       7,300    Clorox Co. ..................................           377,994
      14,500    Fortune Brands, Inc. ........................         1,105,625

                                                                      1,639,419

Containers - Paper and Plastic - 0.1%
       3,600    Sealed Air Corp.* ...........................           176,688

Cosmetics and Toiletries - 1.5%
       5,350    Alberto-Culver Co. ..........................           252,306
       8,800    Avon Products, Inc. .........................           739,200
         600    Gillette Co. ................................            24,552
         700    International Flavors & Fragrances, Inc. ....            25,375
       2,900    Kimberly-Clark Corp. ........................           189,805
       7,000    Procter & Gamble Co. ........................           740,250

                                                                      1,971,488

Cruise Lines - 0.4%
      12,000    Carnival Corp. (New York Shares) ............           512,040

Data Processing and Management - 0.2%
       2,000    Automatic Data Processing, Inc. .............            87,620
       7,100    VERITAS Software Corp.* .....................           189,357

                                                                        276,977

Disposable Medical Products - 0.5%
       5,700    C.R. Bard, Inc. .............................           605,739

Diversified Operations - 4.5%
       9,700    3M Co. ......................................           838,856
       9,900    Cooper Industries, Ltd. - Class A ...........           543,609
       7,300    Crane Co. ...................................           224,913
       3,400    Danaher Corp. ...............................           314,568
       4,300    Dover Corp. .................................           172,129
       6,700    Eaton Corp. .................................           397,846
      61,500    General Electric Co. ........................         1,841,925
         100    Illinois Tool Works, Inc. ...................             8,621
       5,300    Ingersoll-Rand Co. - Class A ................           342,115
       1,500    ITT Industries, Inc. ........................           118,935
       9,700    Textron, Inc. ...............................           535,246
      19,700    Tyco International, Ltd. (New York Shares) ..           540,765

                                                                      5,879,528

Diversified Operations - Commercial Services - 0.5%
      26,800    Cendant Corp. ...............................           634,624

E-Commerce/Services - 1.3%
      21,500    eBay, Inc.* .................................         1,716,130

Electric - Integrated - 5.1%
       1,600    Ameren Corp. ................................            69,952
       5,300    American Electric Power Company, Inc. .......           161,332
       7,800    Cinergy Corp. ...............................           295,932
       2,000    Consolidated Edison, Inc. ...................            82,420
      13,600    Constellation Energy Group, Inc. ............           523,328
         600    DTE Energy Co. ..............................            23,412
       5,400    Duke Energy Corp. ...........................           113,724
      37,400    Edison International ........................           875,160
      12,000    Entergy Corp. ...............................           655,200
       8,000    Exelon Corp. ................................           535,520

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Integrated (continued)
       1,800    FirstEnergy Corp. ...........................   $        70,380
       2,400    FPL Group, Inc. .............................           152,688
      46,600    PG&E Corp.* .................................         1,282,432
       7,200    PPL Corp. ...................................           308,520
       1,000    Progress Energy, Inc. .......................            42,770
       1,500    Public Service Enterprise Group, Inc. .......            64,350
      13,100    Southern Co. ................................           376,756
      13,100    TECO Energy, Inc. ...........................           166,763
       5,700    TXU Corp. ...................................           194,598
      41,600    Xcel Energy, Inc. ...........................           695,968

                                                                      6,691,205

Electric Products - Miscellaneous - 0%
         300    Emerson Electric Co. ........................            18,066
         800    Molex, Inc. .................................            23,824

                                                                         41,890

Electronic Components - Miscellaneous - 0.1%
         900    Jabil Circuit, Inc.* ........................            23,751
       4,800    Sanmina Corp.* ..............................            48,096

                                                                         71,847

Electronic Components - Semiconductors - 1.3%
      24,400    Advanced Micro Devices, Inc.* ...............           346,968
       4,400    Altera Corp.* ...............................            88,044
       2,100    Broadcom Corp. - Class A* ...................            79,296
      22,000    Intel Corp. .................................           566,060
       1,500    Micron Technology, Inc.* ....................            20,430
       9,800    National Semiconductor Corp.* ...............           399,742
       7,200    PMC-Sierra, Inc.* ...........................            87,480
       3,100    Texas Instruments, Inc. .....................            77,810

                                                                      1,665,830

Electronic Forms - 0%
         200    Adobe Systems, Inc. .........................             8,268

Electronic Measuring Instruments - 0.2%
       6,900    Agilent Technologies, Inc.* .................           186,369
       4,800    Tektronix, Inc. .............................           142,080

                                                                        328,449

Engines - Internal Combustion - 0.1%
       3,300    Cummins, Inc. ...............................           197,373

Enterprise Software/Services - 0.9%
      31,700    Computer Associates International, Inc. .....           849,877
      29,300    Novell, Inc.* ...............................           282,452

                                                                      1,132,329

Entertainment Software - 0.6%
      15,300    Electronic Arts, Inc.* ......................           774,486

Fiduciary Banks - 0.4%
       1,800    Bank of New York Company, Inc. ..............            52,452
       2,600    Mellon Financial Corp. ......................            77,064
       2,600    Northern Trust Corp. ........................           109,928
       5,500    State Street Corp. ..........................           268,400

                                                                        507,844

Filtration and Separations Products - 0.2%
      12,300    Pall Corp. ..................................           292,494

Finance - Consumer Loans - 0.4%
      13,900    SLM Corp. ...................................           532,509

Finance - Credit Card - 1.1%
      15,600    American Express Co. ........................           763,620
       5,300    Capital One Financial Corp. .................           347,309
      12,600    MBNA Corp. ..................................           307,188
       4,500    Providian Financial Corp.* ..................            54,585

                                                                      1,472,702

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Investment Bankers/Brokers - 2.7%
       3,300    Bear Stearns Companies, Inc. ................   $       264,462
      32,000    Citigroup, Inc. .............................         1,538,880
       4,200    E*TRADE Financial Corp.* ....................            47,712
       2,200    Goldman Sachs Group, Inc. ...................           212,300
      16,900    J.P. Morgan Chase & Co. .....................           635,440
       2,100    Lehman Brothers Holdings, Inc. ..............           154,140
      11,400    Merrill Lynch & Company, Inc. ...............           618,222
       1,300    Morgan Stanley Co. ..........................            66,807

                                                                      3,537,963

Finance - Mortgage Loan Banker - 1.2%
      25,400    Countrywide Financial Corp. .................         1,506,220
         500    Freddie Mac .................................            29,200

                                                                      1,535,420

Financial Guarantee Insurance - 0.5%
       3,300    Ambac Financial Group, Inc. .................           227,700
       5,100    MBIA, Inc. ..................................           300,339
       1,100    MGIC Investment Corp. .......................            80,982

                                                                        609,021

Food - Confectionary - 0.1%
       2,100    Hershey Foods Corp. .........................           186,669

Food - Diversified - 0.5%
       1,800    Campbell Soup Co. ...........................            49,734
       4,700    ConAgra Foods, Inc. .........................           135,783
         500    General Mills, Inc. .........................            24,375
       3,600    H.J. Heinz Co. ..............................           137,484
       1,400    Kellogg Co. .................................            60,060
       5,900    McCormick & Company, Inc. ...................           201,544
       4,600    Sara Lee Corp. ..............................           106,168

                                                                        715,148

Food - Flour and Grain - 0.3%
      22,200    Archer-Daniels-Midland Co. ..................           389,832

Food - Retail - 0.1%
       2,900    Kroger Co.* .................................            50,750
       1,200    Safeway, Inc.* ..............................            27,540

                                                                         78,290

Food - Wholesale/Distribution - 0.6%
      15,500    Supervalu, Inc. .............................           477,245
       7,600    Sysco Corp. .................................           290,700

                                                                        767,945
Forestry - 0.1%
       3,300    Plum Creek Timber Company, Inc. .............            97,548

Gas - Distribution - 0.4%
       2,000    Peoples Energy Corp. ........................            83,600
      14,600    Sempra Energy Co. ...........................           463,550

                                                                        547,150

Gold Mining - 0.7%
      24,600    Newmont Mining Corp. ........................           920,040

Health Care Cost Containment - 0%
         800    McKesson Corp. ..............................            26,288

Hotels and Motels - 0.5%
       7,700    Hilton Hotels Corp. .........................           134,673
       4,200    Marriott International, Inc. - Class A ......           198,072
       7,900    Starwood Hotels & Resorts Worldwide, Inc. ...           314,341

                                                                        647,086

Shares or Principal Amount                                          Market Value
================================================================================
Identification Systems and Devices - 0.2%
      18,100    Symbol Technologies, Inc. ...................   $       217,200

Industrial Automation and Robotics - 0.3%
      11,800    Rockwell Automation, Inc. ...................           385,742

Industrial Gases - 0.2%
       5,600    Praxair, Inc. ...............................           204,680

Instruments - Controls - 0.1%
       1,800    Parker Hannifin Corp. .......................            99,522
       1,800    Thermo Electron Corp.* ......................            52,560

                                                                        152,082

Instruments - Scientific - 0.3%
       7,100    PerkinElmer, Inc. ...........................           136,675
       4,800    Waters Corp.* ...............................           207,120

                                                                        343,795

Insurance Brokers - 0%
       1,400    Marsh & McLennan Companies, Inc. ............            63,140

Internet Security - 0.2%
       6,300    Symantec Corp.* .............................           283,815

Investment Management and Advisory Services - 0.9%
      11,100    Franklin Resources, Inc. ....................           608,613
      12,400    T. Rowe Price Group, Inc. ...................           635,872

                                                                      1,244,485

Leisure and Recreation Products - 0.3%
       9,500    Brunswick Corp. .............................           390,545

Life and Health Insurance - 0.4%
       7,000    AFLAC, Inc. .................................           295,610
       1,700    Jefferson-Pilot Corp. .......................            84,303
         400    Principal Financial Group, Inc. .............            14,120
       3,000    Torchmark Corp. .............................           156,120

                                                                        550,153

Linen Supply and Related Items - 0.2%
       5,600    Cintas Corp. ................................           251,776

Machinery - Construction and Mining - 0.8%
      13,300    Caterpillar, Inc. ...........................         1,033,809

Machinery - Farm - 0.3%
       6,300    Deere & Co. .................................           428,652

Medical - Biomedical and Genetic - 1.1%
      11,100    Amgen, Inc.* ................................           624,597
       5,200    Chiron Corp.* ...............................           241,280
      12,000    Genzyme Corp.* ..............................           522,720
         500    Millipore Corp.* ............................            26,215

                                                                      1,414,812

Medical - Drugs - 2.1%
         900    Abbott Laboratories .........................            39,618
       4,200    Eli Lilly and Co. ...........................           310,002
       9,600    Forest Laboratories, Inc.* ..................           619,008
       3,200    King Pharmaceuticals, Inc.* .................            55,200
       3,000    Merck & Company, Inc. .......................           141,000
      44,880    Pfizer, Inc. ................................         1,604,909
       1,200    Wyeth .......................................            45,684

                                                                      2,815,421

Medical - Generic Drugs - 0.4%
      13,000    Watson Pharmaceuticals, Inc.* ...............           462,930

See Notes to Schedules of Investments and Financial Statements.

24 Janus, Risk-Managed and Value Funds April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 1.2%
       7,600    Aetna, Inc. .................................   $       628,900
         500    Anthem, Inc.* ...............................            44,290
      21,500    Humana, Inc.* ...............................           350,235
       7,400    UnitedHealth Group, Inc. ....................           454,952
       1,300    WellPoint Health Networks, Inc.* ............           145,197

                                                                      1,623,574

Medical - Hospitals - 0.3%
       4,700    HCA, Inc. ...................................           190,961
      11,500    Health Management Associates, Inc. ..........
                  - Class A .................................           265,995

                                                                        456,956

Medical - Nursing Homes - 0.3%
      11,300    Manor Care, Inc. ............................           366,572

Medical Information Systems - 0.4%
      20,800    IMS Health, Inc. ............................           525,200

Medical Instruments - 3.7%
      55,100    Boston Scientific Corp.* ....................         2,269,569
      21,900    Guidant Corp. ...............................         1,379,919
       6,000    Medtronic, Inc. .............................           302,760
      12,100    St. Jude Medical, Inc.* .....................           922,746

                                                                      4,874,994

Medical Labs and Testing Services - 0.1%
       2,100    Quest Diagnostics, Inc.* ....................           177,135

Medical Products - 2.1%
       7,600    Baxter International, Inc. ..................           240,540
         600    Becton, Dickinson and Co. ...................            30,330
       1,300    Biomet, Inc. ................................            51,350
       8,300    Johnson & Johnson ...........................           448,449
       9,400    Stryker Corp. ...............................           929,942
      14,000    Zimmer Holdings, Inc.* ......................         1,117,900

                                                                      2,818,511

Metal - Aluminum - 0.1%
       5,200    Alcoa, Inc. .................................           159,900

Metal - Copper - 0.5%
      10,100    Phelps Dodge Corp.* .........................           664,883

Metal - Diversified - 0.6%
      27,900    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .................................           850,950

Metal Processors and Fabricators - 0%
       2,800    Worthington Industries, Inc. ................            50,540

Motorcycle and Motor Scooter Manufacturing - 0.2%
       3,600    Harley-Davidson, Inc. .......................           202,752

Multi-Line Insurance - 1.1%
       5,900    Allstate Corp. ..............................           270,810
       6,500    American International Group, Inc. ..........           465,725
       6,000    Hartford Financial Services Group, Inc. .....           366,480
         400    Loews Corp. .................................            23,204
         500    MetLife, Inc. ...............................            17,250
       2,700    Prudential Financial, Inc. ..................           118,638
       2,900    SAFECO Corp. ................................           126,991

                                                                      1,389,098

Multimedia - 0.2%
         500    McGraw-Hill Companies, Inc. .................            39,430
       3,600    Meredith Corp. ..............................           183,384
       2,100    Time Warner, Inc.* ..........................            35,322

                                                                        258,136

Shares or Principal Amount                                          Market Value
================================================================================
Networking Products - 0.7%
      44,500    Cisco Systems, Inc.* ........................   $       928,715

Non-Hazardous Waste Disposal - 0.2%
       7,800    Waste Management, Inc. ......................           221,520

Office Automation and Equipment - 0%
       3,000    Xerox Corp.* ................................            40,290

Office Supplies and Forms - 0%
         500    Avery Dennison Corp. ........................            32,115

Oil - Field Services - 1.1%
       1,200    BJ Services Co.* ............................            53,400
      40,500    Halliburton Co. .............................         1,206,900
       2,700    Schlumberger, Ltd. (New York Shares) ........           158,031

                                                                      1,418,331

Oil and Gas Drilling - 0.1%
         600    Nabors Industries, Ltd.* ....................            26,616
         600    Noble Corp.* ................................            22,296
       3,000    Transocean, Inc.* ...........................            83,310

                                                                        132,222

Oil Companies - Exploration and Production - 1.5%
      19,560    Apache Corp. ................................           818,977
       8,600    Burlington Resources, Inc. ..................           578,522
       2,600    Devon Energy Corp. ..........................           159,120
         500    EOG Resources, Inc. .........................            24,625
       1,300    Kerr-McGee Corp. ............................            63,609
      10,800    Unocal Corp. ................................           389,232

                                                                      2,034,085

Oil Companies - Integrated - 3.2%
       5,500    Amerada Hess Corp. ..........................           391,215
       2,600    ChevronTexaco Corp. .........................           237,900
       5,300    ConocoPhillips ..............................           377,890
      38,200    Exxon Mobil Corp. ...........................         1,625,410
      15,600    Marathon Oil Corp. ..........................           523,536
      23,200    Occidental Petroleum Corp. ..................         1,095,040

                                                                      4,250,991

Oil Refining and Marketing - 0.4%
       7,300    Sunoco, Inc. ................................           459,170
       1,500    Valero Energy Corp. .........................            95,640

                                                                        554,810

Optical Supplies - 0.5%
       3,100    Allergan, Inc. ..............................           272,955
       5,300    Bausch & Lomb, Inc. .........................           332,999

                                                                        605,954

Paper and Related Products - 0.7%
      17,100    Georgia-Pacific Corp. .......................           600,210
      11,200    Louisiana-Pacific Corp. .....................           264,208
       1,900    Temple-Inland, Inc. .........................           117,363

                                                                        981,781

Pharmacy Services - 0.7%
       5,000    Caremark Rx, Inc.* ..........................           169,250
      22,117    Medco Health Solutions, Inc.* ...............           782,942

                                                                        952,192

Pipelines - 0.4%
       8,000    Kinder Morgan, Inc. .........................           481,680
       4,600    Williams Companies, Inc. ....................            47,380

                                                                        529,060

Power Converters and Power Supply Equipment - 0%
       2,500    American Power Conversion Corp. .............            46,650

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Printing - Commercial - 0.3%
      14,000    R.R. Donnelley & Sons Co. ...................   $       411,880

Property and Casualty Insurance - 1.2%
       3,400    Chubb Corp. .................................           234,600
      16,000    Progressive Corp. ...........................         1,400,320

                                                                      1,634,920

Publishing - Newspapers - 0.5%
       4,200    Gannett Company, Inc. .......................           364,056
       2,100    Knight-Ridder, Inc. .........................           162,624
       3,300    Tribune Co. .................................           158,004

                                                                        684,684

Real Estate Investment Trusts (REIT) - Apartments - 0.2%
      10,800    Equity Residential Properties Trust .........           296,568

Real Estate Investment Trusts (REIT) - Office Property - 0.1%
       6,000    Equity Office Properties Trust ..............           151,020

Real Estate Investment Trusts (REIT) - Regional Malls - 0.9%
      24,100    Simon Property Group, Inc. ..................         1,161,861

Real Estate Investment Trusts (REIT) -
  Warehouse and Industrial - 0.2%
      10,100    ProLogis ....................................           297,142

Retail - Apparel and Shoe - 1.0%
      30,100    Gap, Inc. ...................................           662,501
       4,600    Limited, Inc. ...............................            94,944
      17,000    Nordstrom, Inc. .............................           605,710

                                                                      1,363,155

Retail - Auto Parts - 0.2%
       2,700    AutoZone, Inc.* .............................           236,439

Retail - Automobile - 0.3%
      19,700    Auto Nation, Inc.* ..........................           335,294

Retail - Building Products - 0.4%
       2,900    Home Depot, Inc. ............................           102,051
       6,800    Lowe's Companies, Inc. ......................           354,008

                                                                        456,059

Retail - Consumer Electronics - 0.7%
      12,600    Best Buy Company, Inc. ......................           683,550
      11,100    Circuit City Stores, Inc. ...................           129,648
       3,100    RadioShack Corp. ............................            95,356

                                                                        908,554

Retail - Discount - 1.4%
       3,600    Big Lots, Inc.* .............................            50,976
      32,200    Dollar General Corp. ........................           604,072
       1,600    Family Dollar Stores, Inc. ..................            51,424
       1,500    Target Corp. ................................            65,055
       1,800    TJX Companies, Inc. .........................            44,226
      17,700    Wal-Mart Stores, Inc. .......................         1,008,900

                                                                      1,824,653

Retail - Drug Store - 0.2%
       6,600    CVS Corp. ...................................           254,958

Retail - Jewelry - 0.2%
       5,200    Tiffany & Co. ...............................           202,800

Retail - Major Department Stores - 0.7%
       1,700    J.C. Penney Company, Inc. ...................            57,562
      11,100    May Department Stores Co. ...................           341,880
      13,600    Sears, Roebuck and Co. ......................           544,680

                                                                        944,122

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Office Supplies - 0.2%
       7,600    Staples, Inc. ...............................   $       195,776

Retail - Regional Department Stores - 0.4%
      12,000    Federated Department Stores, Inc. ...........           588,000

Retail - Restaurants - 1.2%
      29,700    McDonald's Corp. ............................           808,731
       9,600    Starbucks Corp.* ............................           373,056
       6,400    Wendy's International, Inc. .................           249,600
       3,500    Yum! Brands, Inc.* ..........................           135,765

                                                                      1,567,152
Rubber - Tires - 0%
       2,400    Cooper Tire & Rubber Co. ....................            51,336

Savings/Loan/Thrifts - 0.9%
       9,700    Golden West Financial Corp. .................         1,019,567
       4,100    Washington Mutual, Inc. .....................           161,499

                                                                      1,181,066

Schools - 1.1%
      15,900    Apollo Group, Inc. - Class A* ...............         1,444,992

Semiconductor Components/Integrated Circuits - 0%
       1,300    Analog Devices, Inc. ........................            55,380

Steel - Producers - 0.3%
      15,400    United States Steel Corp. ...................           440,902

Super-Regional Banks - 3.8%
      22,163    Bank of America Corp. .......................         1,783,900
      10,200    Bank One Corp. ..............................           503,574
       2,100    Comerica, Inc. ..............................           108,423
       2,500    Fifth Third Bancorp .........................           134,150
       6,300    Huntington Bancshares, Inc. .................           134,820
       2,300    KeyCorp .....................................            68,310
       2,700    National City Corp. .........................            93,609
       3,100    SunTrust Banks, Inc. ........................           210,955
      21,300    U.S. Bancorp ................................           546,132
         700    Union Planters Corp. ........................            19,460
      18,100    Wachovia Corp. ..............................           828,075
       9,800    Wells Fargo & Co. ...........................           553,308

                                                                      4,984,716

Telecommunication Equipment - 0.7%
       6,700    Andrew Corp.* ...............................           113,565
      37,000    Avaya, Inc.* ................................           506,160
      11,300    Scientific-Atlanta, Inc. ....................           366,007

                                                                        985,732

Telecommunication Equipment - Fiber Optics - 0.1%
       7,700    Corning, Inc.* ..............................            84,931

Telephone - Integrated - 0.3%
       4,500    AT&T Corp. ..................................            77,175
       1,200    BellSouth Corp. .............................            30,972
       2,900    CenturyTel, Inc. ............................            83,752
       1,400    Citizens Communications Co.* ................            18,256
       6,900    Sprint Corp. ................................           123,441
         300    Verizon Communications, Inc. ................            11,322

                                                                        344,918

Tobacco - 1.0%
       8,800    Altria Group, Inc. ..........................           487,344
       8,400    R.J. Reynolds Tobacco Holdings, Inc. ........           544,068
       7,500    UST, Inc. ...................................           279,075

                                                                      1,310,487

See Notes to Schedules of Investments and Financial Statements.

26 Janus, Risk-Managed and Value Funds April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Tools - Hand Held - 0.3%
       1,900    Black & Decker Corp. ........................   $       109,915
       8,000    Stanley Works ...............................           340,080

                                                                        449,995

Toys - 0.2%
      13,600    Hasbro, Inc. ................................           256,904

Transportation - Railroad - 0.1%
       1,500    Burlington Northern Santa Fe Corp. ..........            49,050
       1,000    Union Pacific Corp. .........................            58,930

                                                                        107,980

Transportation - Services - 1.5%
      11,500    FedEx Corp. .................................           826,965
       7,100    Ryder System, Inc. ..........................           261,209
      13,300    United Parcel Service, Inc. - Class B .......           932,995

                                                                      2,021,169

Web Portals/Internet Service Providers - 1.1%
      28,600    Yahoo!, Inc.* ...............................         1,443,156

Wireless Equipment - 0.5%
      20,900    Motorola, Inc. ..............................           381,425
       5,400    QUALCOMM, Inc. ..............................           337,284

                                                                        718,709
--------------------------------------------------------------------------------
Total Common Stock (cost $112,815,297) ......................       124,375,671
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.3%
                AIG Funding, Inc.
$  1,700,000      0.97%, 5/3/04 (amortized cost $1,699,908) .         1,699,908
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 4.5%
                Freddie Mac
   6,000,000      0.85%, 5/3/04 (amortized cost $5,999,717) .         5,999,717
--------------------------------------------------------------------------------
Short-Term U.S. Treasury Bill - 0.5%
                U.S. Treasury Bill
     600,000      0.92%, 6/24/04** (amortized cost $599,172)            599,172
--------------------------------------------------------------------------------
Total Investments (total cost $121,114,094) - 100.5% ........       132,674,468
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%        (671,087)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $   132,003,381
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $     1,453,105                          1.1%
Cayman Islands                             105,606                          0.1%
Netherlands                                158,031                          0.1%
Panama                                     512,040                          0.4%
United States++                        130,445,686                         98.3%
--------------------------------------------------------------------------------
Total                              $   132,674,468                        100.0%

++Includes Short-Term Securities (92.1% excluding Short-Term Securities)

--------------------------------------------------------------------------------
Financial Futures - Long
  121 Contracts S&P 500(R)E-mini
                  expires June 2004, principal
                  amount $6,833,688, value $6,691,300
                  cumulative depreciation ...................   $      (142,388)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND (unaudited)                   Managed by Perkins, Wolf,
                                                      McDonnell and Company, LLC

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund                                    Russell Midcap Value
- Investor Shares                                           Index

Janus Mid Cap Value Fund
- Institutional Shares(1)

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                        Fiscal      One       Five      Since
                                     Year-to-Date   Year      Year    Inception*
     ---------------------------------------------------------------------------
     Janus Mid Cap Value Fund
     Investor Shares                    11.50%     39.40%    16.51%    18.69%
     Institutional Shares(1)            11.63%     39.78%    16.64%    18.81%
     ---------------------------------------------------------------------------
     Russell Midcap Value Index          8.30%     34.92%     7.65%     8.84%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date - August 12, 1998

(1) Closed to new investors.

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by primarily investing at least 80% in common stocks of mid-sized companies whose stock prices are believed to be undervalued.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Common Stock - Foreign - 6.5%

Cash and Cash Equivalents - 14.7%

Common Stock - Domestic - 78.8%

Number of Stocks: 128
Top 10 Equities: 13.1%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio managers' commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

28  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003

Washington Federal, Inc.                                1.7%                1.5%
Genuine Parts Co.                                       1.4%                1.4%
Old Republic International Corp.                        1.4%                1.1%
Hillenbrand Industries, Inc.                            1.4%                1.2%
W.W. Grainger, Inc.                                     1.3%                1.2%
ALLTEL Corp.                                            1.2%                  --
CIT Group, Inc.                                         1.2%                1.4%
Laidlaw International, Inc.                             1.2%                  --
McKesson Corp.                                          1.2%                0.9%
Lubrizol Corp.                                          1.1%                0.6%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund                              Russell Midcap Value Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                                Janus Mid Cap     Russell Midcap
                                                 Value Fund        Value Index
Oil Companies - Exploration and Production          6.5%              1.9%
Commercial Banks                                    4.2%              7.9%
Savings/Loan/Thrifts                                3.0%              1.6%
Distribution/Wholesale                              2.7%              0.8%
Multi-Line Insurance                                2.4%              1.4%
Oil - Field Services                                2.2%              0.1%
Telephone - Integrated                              2.0%              1.2%
Medical Labs and Testing Services                   1.7%              0.0%
Medical - Hospitals                                 1.7%              0.4%
Paper and Related Products                          1.6%              1.4%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Capital Management LLC has contractually agreed to waive the Fund's Institutional Shares total operating expenses to the level indicated in the prospectus until at least March 1, 2005. Without such waivers, total return would have been lower.

Returns have sustained significant gains and losses due to market volatility in the financials and information technology sectors.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.3%
Agricultural Operations - 0.6%
     400,000    Bunge, Ltd# .................................   $    14,820,000

Applications Software - 0.5%
   1,650,000    Pinnacle Systems, Inc.*,# ...................        12,985,500

Automotive - Truck Parts and Equipment - Original - 1.5%
     200,000    Autoliv, Inc. ...............................         8,506,000
     380,000    Magna International, Inc.
                  - Class A (New York Shares) ...............        29,982,000

                                                                     38,488,000

Broadcast Services and Programming - 0.8%
   1,900,000    Liberty Media Corp. - Class A* ..............        20,786,000

Building - Residential and Commercial - 1.4%
     550,000    Pulte Homes, Inc. ...........................        27,043,500
     200,000    Standard Pacific Corp.# .....................        10,088,000

                                                                     37,131,500

Chemicals - Specialty - 1.1%
     950,000    Lubrizol Corp. ..............................        30,210,000

Coal - 0.7%
     600,000    Arch Coal, Inc.# ............................        18,366,000

Commercial Banks - 4.2%
     750,000    Compass Bancshares, Inc.# ...................        28,770,000
      70,000    Marshall & Ilsley Corp. .....................         2,573,900
     480,000    Mercantile Bankshares Corp. .................        20,601,600
   1,100,000    National Commerce Financial Corp. ...........        29,249,000
     950,000    SouthTrust Corp. ............................        29,526,000

                                                                    110,720,500

Commercial Services - 0.6%
   1,400,000    ServiceMaster Co. ...........................        16,982,000

Commercial Services - Finance - 0.5%
     280,000    H&R Block, Inc. .............................        12,630,800

Computer Aided Design - 0.5%
     420,000    Autodesk, Inc. ..............................        14,070,000

Computers - Memory Devices - 1.3%
     204,640    Advanced Digital Information Corp.* .........         2,173,277
     450,000    Imation Corp.# ..............................        17,536,500
   2,300,000    Maxtor Corp.* ...............................        14,973,000

                                                                     34,682,777

Consumer Products - Miscellaneous - 0.6%
     816,900    American Greetings Corp. - Class A*,# .......        16,746,450

Data Processing and Management - 0.4%
     400,000    SEI Investments Co. .........................        11,808,000

Decision Support Software - 0.4%
     900,000    NetIQ Corp.* ................................        11,574,000

Diagnostic Equipment - 0.7%
     830,000    Cytyc Corp.* ................................        17,762,000

Distribution/Wholesale - 2.7%
   1,050,000    Genuine Parts Co. ...........................        37,590,000
     630,000    W.W. Grainger, Inc. .........................        33,012,000

                                                                     70,602,000

Diversified Operations - 1.4%
     550,000    Federal Signal Corp.# .......................        10,010,000
     225,000    Harsco Corp. ................................         9,794,250
     100,000    Pentair, Inc. ...............................         5,959,000
     400,000    Trinity Industries, Inc.# ...................        12,116,000

                                                                     37,879,250

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - Commercial Services - 0.1%
     100,000    Cendant Corp. ...............................   $     2,368,000

Electronic Components - Semiconductors - 0.5%
     350,000    QLogic Corp.* ...............................         9,446,500
     300,000    Zoran Corp.* ................................         4,959,000

                                                                     14,405,500

Electronic Design Automation - 0.8%
     800,000    Synopsys, Inc.*,# ...........................        21,384,000

Engineering - Research and Development Services - 1.0%
     375,000    Fluor Corp. .................................        14,310,000
     280,000    Jacobs Engineering Group, Inc.* .............        11,678,800

                                                                     25,988,800

Fiduciary Banks - 0.4%
     340,000    Wilmington Trust Corp. ......................        11,821,800

Finance - Commercial - 1.2%
     930,000    CIT Group, Inc. .............................        31,964,100

Food - Diversified - 0.9%
     600,000    H.J. Heinz Co. ..............................        22,914,000

Food - Retail - 0.6%
     700,000    Safeway, Inc.* ..............................        16,065,000

Food - Wholesale/Distribution - 1.3%
     445,200    Fresh Del Monte Produce, Inc.# ..............        10,395,420
     800,000    Supervalu, Inc. .............................        24,632,000

                                                                     35,027,420

Forestry - 0.6%
     550,000    Plum Creek Timber Company, Inc. .............        16,258,000

Gas - Distribution - 0.5%
     650,000    ONEOK, Inc.# ................................        13,617,500

Health Care Cost Containment - 1.2%
     925,000    McKesson Corp. ..............................        30,395,500

Home Furnishings - 0.7%
     950,000    La-Z-Boy, Inc.# .............................        19,798,000

Hospital Beds and Equipment - 1.4%
     550,000    Hillenbrand Industries, Inc. ................        37,125,000

Hotels and Motels - 0.7%
     800,000    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................        19,760,000

Industrial Gases - 0.8%
     400,000    Air Products and Chemicals, Inc. ............        19,924,000

Instruments - Controls - 0.5%
     300,000    Mettler-Toledo International, Inc.*,# .......        13,446,000

Internet Security - 1.3%
     800,000    Check Point Software Technologies, Ltd. .....
                  (New York Shares)* ........................        18,744,000
   1,200,000    Internet Security Systems, Inc.*,# ..........        15,948,000

                                                                     34,692,000

Investment Management and Advisory Services - 1.4%
     650,000    Federated Investors, Inc. - Class B .........        19,110,000
     750,000    Waddell & Reed Financial, Inc. - Class A ....        16,672,500

                                                                     35,782,500

Life and Health Insurance - 0.3%
     200,000    Lincoln National Corp. ......................         8,976,000

See Notes to Schedules of Investments and Financial Statements.

30  Janus Core, Risk-Managed and Value Funds April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Machinery - Construction and Mining - 0.5%
     550,000    Joy Global, Inc.# ...........................   $    14,437,500

Machinery - General Industrial - 0.1%
      95,445    Albany International Corp. - Class A ........         2,911,073

Medical - Drugs - 0.6%
     850,000    Priority Healthcare Corp. - Class B*,# ......        17,042,500

Medical - Generic Drugs - 1.0%
   1,100,000    Mylan Laboratories, Inc. ....................        25,201,000

Medical - Hospitals - 1.7%
     450,000    HCA, Inc. ...................................        18,283,500
     405,000    LifePoint Hospitals, Inc.*,# ................        14,482,800
     700,000    Province Healthcare Co.*,# ..................        11,193,000

                                                                     43,959,300

Medical - Nursing Homes - 0.6%
     480,000    Manor Care, Inc. ............................        15,571,200

Medical Labs and Testing Services - 1.7%
     450,000    Covance, Inc.* ..............................        15,183,000
     750,000    Laboratory Corporation of
                  America Holdings*,# .......................        29,805,000

                                                                     44,988,000

Medical Products - 0.3%
     200,000    Invacare Corp.# .............................         7,966,000

Medical Sterilization Products - 1.1%
   1,275,000    Steris Corp.* ...............................        28,254,000

Multi-Line Insurance - 2.4%
     630,000    Cincinnati Financial Corp. ..................        25,823,700
   1,600,000    Old Republic International Corp. ............        37,152,000

                                                                     62,975,700

Multimedia - 1.5%
     600,000    Belo Corp. - Class A ........................        17,076,000
     275,000    McGraw-Hill Companies, Inc. .................        21,686,500

                                                                     38,762,500

Networking Products - 0.6%
   2,500,000    3Com Corp.*,# ...............................        15,400,000

Non-Hazardous Waste Disposal - 1.1%
   1,000,000    Republic Services, Inc. .....................        28,820,000

Office Automation and Equipment - 0.6%
   1,150,000    Xerox Corp.*,# ..............................        15,444,500

Oil - Field Services - 2.2%
     750,000    Cal Dive International, Inc.*,# .............        20,280,000
   1,200,000    Key Energy Services, Inc.* ..................        12,792,000
     750,000    Varco International, Inc.* ..................        15,517,500
     200,000    Weatherford International, Ltd*,# ...........         8,696,000

                                                                     57,285,500

Oil and Gas Drilling - 1.0%
     500,000    Global Santa Fe Corp. .......................        13,185,000
     300,000    Precision Drilling Corp.* ...................        14,370,000

                                                                     27,555,000

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 6.5%
     300,000    Anadarko Petroleum Corp. ....................   $    16,074,000
     200,000    Burlington Resources, Inc. ..................        13,454,000
     330,000    Devon Energy Corp. ..........................        20,196,000
     550,000    EOG Resources, Inc. .........................        27,087,500
     800,000    Forest Oil Corp.* ...........................        21,000,000
     478,900    Newfield Exploration Co.* ...................        25,228,452
     450,000    Noble Energy, Inc. ..........................        20,745,000
     575,000    Tom Brown, Inc.*,# ..........................        27,530,999

                                                                    171,315,951

Oil Companies - Integrated - 0.7%
     550,000    Marathon Oil Corp. ..........................        18,458,000

Oil Field Machinery and Equipment - 1.2%
     500,000    Cooper Cameron Corp.*,# .....................        24,175,000
     300,000    National-Oilwell, Inc.*,# ...................         8,376,000

                                                                     32,551,000

Paper and Related Products - 1.6%
     625,000    Rayonier, Inc.# .............................        24,375,000
     270,000    Temple-Inland, Inc. .........................        16,677,900

                                                                     41,052,900

Pharmacy Services - 0.7%
     420,000    Omnicare, Inc. ..............................        17,421,600

Power Converters and Power Supply Equipment - 0.7%
   1,000,000    American Power Conversion Corp.# ............        18,660,000

Property and Casualty Insurance - 0.7%
     349,400    Mercury General Corp.# ......................        17,815,906

Publishing - Periodicals - 0.2%
     450,000    Reader's Digest Association, Inc.# ..........         6,448,500

Real Estate Investment Trusts (REIT) - Apartments - 0.9%
     150,000    Avalonbay Communities, Inc. .................         7,444,500
     400,000    Home Properties, Inc. .......................        14,936,000

                                                                     22,380,500

Real Estate Investment Trusts (REIT) - Office Property - 0.9%
     700,000    Prentiss Properties Trust ...................        22,428,000

Real Estate Investment Trusts (REIT)
  - Shopping Centers - 0.4%
     350,000    Weingarten Realty Investors .................        10,118,500

Real Estate Investment Trusts (REIT) - Warehouse and
  Industrial - 0.3%
     300,000    Duke Realty Corp. ...........................         8,748,000

Reinsurance - 1.5%
     180,000    Everest Re Group, Ltd. ......................        15,332,400
     650,000    IPC Holdings, Ltd. ..........................        23,920,000

                                                                     39,252,400

Retail - Apparel and Shoe - 0.6%
     450,000    Talbots, Inc.# ..............................        15,727,500

Retail - Discount - 0.9%
   1,600,000    Big Lots, Inc.* .............................        22,656,000

Retail - Drug Store - 0.8%
     550,000    CVS Corp. ...................................        21,246,500

Retail - Restaurants - 1.0%
     700,000    Brinker International, Inc.* ................        26,922,000

Retail - Toy Store - 0.6%
   1,041,700    Toys R Us, Inc.* ............................        16,094,265

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Savings/Loan/Thrifts - 3.0%
     400,000    Astoria Financial Corp. .....................   $    13,768,000
     400,000    People's Bank# ..............................        16,884,000
     297,750    Provident Financial Services, Inc. ..........         5,359,500
   1,870,000    Washington Federal, Inc. ....................        43,683,200

                                                                     79,694,700

Semiconductor Components/Integrated Circuits - 0.7%
   1,400,000    Integrated Device Technology, Inc.*,# .......        18,830,000

Steel - Producers - 0.8%
     900,000    Steel Dynamics, Inc.*,# .....................        21,663,000

Super-Regional Banks - 1.0%
     510,000    PNC Bank Corp. ..............................        27,081,000

Telecommunication Equipment - 0.1%
     150,000    Advanced Fibre Communications, Inc.* ........         2,505,000

Telecommunication Equipment - Fiber Optics - 0.4%
     700,000    Newport Corp.*,# ............................        10,388,000

Telephone - Integrated - 2.0%
     650,000    ALLTEL Corp. ................................        32,721,000
     850,000    IDT Corp.*,# ................................        15,793,000
     200,000    IDT Corp. Class B*,# ........................         3,724,000

                                                                     52,238,000

Toys - 0.6%
     950,000    Mattel, Inc. ................................        16,112,000

Transportation - Air Freight - 0.8%
     600,000    CNF, Inc. ...................................        21,936,000

Transportation - Marine - 0.1%
      50,000    Teekay Shipping Corp. (New York Shares)# ....         3,040,000

Transportation - Railroad - 0.6%
   1,200,000    Kansas City Southern*,# .....................        16,620,000

Transportation - Services - 1.2%
   2,300,000    Laidlaw International, Inc.* ................        31,878,000

Transportation - Truck - 0.5%
     350,000    USF Corp.# ..................................        11,637,500

Wireless Equipment - 0.2%
     500,000    Wireless Facilities, Inc.*,# ................         4,795,000
--------------------------------------------------------------------------------
Total Common Stock (cost $1,977,224,728) ....................     2,254,247,392
--------------------------------------------------------------------------------

Shares or Principal Amount                                          Market Value
================================================================================
Other Securities - 4.8%
                State Street Navigator Securities Lending
$127,061,337      Prime Portfolio+ (cost $127,061,337) ......   $   127,061,337
--------------------------------------------------------------------------------
Repurchase Agreement - 4.9%
 130,000,000    J.P. Morgan Securities, Inc., 1.11%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $130,012,025
                  collateralized by $810,951,628
                  in U.S. Government Agencies
                  0% - 7.05%, 11/15/17 - 3/16/46
                  with a value of $132,600,679
                  (cost $130,000,000) .......................       130,000,000
--------------------------------------------------------------------------------
Short-Term      Corporate Note - 0.4% AIG Funding, Inc.
   9,300,000      0.97%, 5/3/04 (amortized cost $9,299,499) .         9,299,499
--------------------------------------------------------------------------------
Time Deposits - 9.8%
                SouthTrust Bank, ETD
 130,000,000      1.04%, 5/3/04 .............................       130,000,000
                SunTrust Bank, Inc., ETD
 130,000,000      1.01325%, 5/3/04 ..........................       130,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $260,000,000) .....................       260,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,503,585,564) - 105.2% ......     2,780,608,228
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.2)%    (137,279,484)
--------------------------------------------------------------------------------
Net Assets - 100%............................................   $ 2,643,328,744
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

32  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $    62,768,400                          2.3%
Canada                                  64,112,000                          2.3%
Cayman Islands                          23,580,420                          0.8%
Isreal                                  18,744,000                          0.7%
Marshall Islands                         3,040,000                          0.1%
United States++                      2,608,363,408                         93.8%
--------------------------------------------------------------------------------
Total                              $ 2,780,608,228                        100.0%

++Includes Short-Term Securities (74.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND                             Managed by Perkins, Wolf,
(unaudited) (closed to new investors)                 McDonnell and Company, LLC

PERFORMANCE
================================================================================
AVERAGE ANNUAL TOTAL RETURN - for the periods ended April 30, 2004
--------------------------------------------------------------------------------
Janus Small Cap Value Fund                              Russell 2000 Value Index
- Investor Shares

Janus Small Cap Value Fund
- Institutional Shares

                                  [BAR GRAPH]

Bar graph data shown in following table.
--------------------------------------------------------------------------------
                                        Fiscal       One        Five       Ten
                                     Year-to-Date    Year       Year       Year
     ---------------------------------------------------------------------------
     Janus Small Cap Value Fund
     Investor Shares                    10.01%      36.58%     13.84%     16.64%

     Institutional Shares               10.15%      36.84%     14.15%     16.90%
     ---------------------------------------------------------------------------
     Russell 2000 Value Index            9.09%      42.45%     12.92%     12.90%

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND STRATEGY
--------------------------------------------------------------------------------
To seek capital appreciation by normally investing at least 80% of its assets in common stocks of small companies whose stock prices are believed to be undervalued.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Pie chart data shown in following table.

Common Stock - Foreign - 1.9%

Cash and Cash Equivalents - 11.8%

Common Stock - Domestic - 86.3%

Number of Stocks: 89
Top 10 Equities: 18.7%

--------------------------------------------------------------------------------
For the latest information on your fund including portfolio managers' commentary and updated performance, visit the Fund Updates section of janus.com.
--------------------------------------------------------------------------------

34  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                              April 30, 2004    October 31, 2003
Lubrizol Corp.                                          2.2%                1.0%
Home Properties, Inc.                                   2.0%                2.0%
La-Z-Boy, Inc.                                          1.9%                1.7%
Steris Corp.                                            1.9%                  --
Tom Brown, Inc.                                         1.8%                1.2%
Washington Federal, Inc.                                1.8%                1.0%
Superior Industries International, Inc.                 1.8%                1.5%
Wolverine World Wide, Inc.                              1.8%                1.8%
Rayonier, Inc.                                          1.8%                1.7%
Manor Care, Inc.                                        1.7%                1.9%

TOP INDUSTRIES - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
Janus Small Cap Value Fund                              Russell 2000 Value Index

                                  [BAR GRAPH]

Bar graph data shown in following table.

                                               Janus Small Cap     Russell 2000
                                                  Value Fund        Value Index

Savings/Loan/Thrifts                                 8.1%               4.2%
Diversified Operations                               5.1%               1.6%
Oil Companies - Exploration and Production           4.8%               3.4%
Commercial Banks                                     3.1%               9.8%
Real Estate Investment Trusts (REIT) -
  Office Property                                    3.1%               2.1%
Oil - Field Services                                 2.7%               0.5%
Multi-Line Insurance                                 2.4%               0.7%
Metal Processors and Fabricators                     2.3%               0.6%
Chemicals - Specialty                                2.2%               2.0%
Medical - Hospitals                                  2.1%               0.1%

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Returns have sustained significant gains and losses due to market volatility in the information technology, industrials, and financials sectors.

Janus Capital Management LLC has contractually agreed to waive the Fund's Institutional Shares total operating expenses to the level indicated in the prospectus until at least March 1, 2005. Without such waivers total return would have been lower.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.2%
Applications Software - 0.9%
   3,500,000    Pinnacle Systems, Inc.*,#,(pound) ...........   $    27,545,000

Automotive - Truck Parts and Equipment - Original - 1.8%
   1,680,000    Superior Industries International, Inc.#,(pound)     57,254,400

Building - Residential and Commercial - 1.2%
     720,000    Standard Pacific Corp.# .....................        36,316,800

Building Products - Cement and Aggregate - 0.8%
     375,000    Eagle Materials, Inc.# ......................        24,637,500

Chemicals - Plastics - 0.8%
   1,180,000    A. Schulman, Inc.#,(pound) ..................        23,600,000

Chemicals - Specialty - 2.2%
   2,100,000    Lubrizol Corp.# .............................        66,780,000

Coal - 1.4%
   1,450,000    Arch Coal, Inc.# ............................        44,384,500

Commercial Banks - 3.1%
     450,000    Chittenden Corp.# ...........................        13,689,000
   1,992,000    F.N.B. Corp.# ...............................        39,043,200
   1,890,000    Susquehanna Bancshares, Inc.#,(pound) .......        44,226,000

                                                                     96,958,200

Communications Software - 0.4%
     520,000    Inter-Tel, Inc.# ............................        12,448,800

Computer Services - 0.4%
     900,000    Covansys Corp.*,(pound) .....................        12,582,000

Computers - Memory Devices - 0.8%
     740,000    Advanced Digital Information Corp.* .........         7,814,400
     440,000    Imation Corp.# ..............................        17,146,800

                                                                     24,961,200

Consumer Products - Miscellaneous - 0.7%
   1,050,000    American Greetings Corp. - Class A* .........        21,525,000

Decision Support Software - 0.8%
   2,000,000    NetIQ Corp.*,# ..............................        25,720,000

Diagnostic Equipment - 0.8%
   1,170,000    Cytyc Corp.*,# ..............................        25,038,000

Diversified Operations - 5.1%
   1,275,000    A.O. Smith Corp.#,(pound) ...................        38,122,500
   1,000,000    Federal Signal Corp.# .......................        18,200,000
     950,000    Harsco Corp. ................................        41,353,500
     823,500    Lancaster Colony Corp.# .....................        34,010,550
     750,000    Trinity Industries, Inc.# ...................        22,717,500

                                                                    154,404,050

Electronic Components - Semiconductors - 0.2%
     460,000    Zoran Corp.* ................................         7,603,800

Engineering - Research and Development Services - 1.5%
   1,134,100    EMCOR Group, Inc.*,#,(pound) ................        46,384,690

Enterprise Software/Services - 0.5%
   2,300,000    Informatica Corp.* ..........................        16,652,000

Food - Diversified - 0.4%
     450,000    American Italian Pasta Co.# .................        13,932,000

Food - Wholesale/Distribution - 1.7%
   1,710,000    Supervalu, Inc. .............................        52,650,900

Footwear and Related Apparel - 1.8%
   2,100,000    Wolverine World Wide, Inc.#,(pound) .........        56,448,000

Home Furnishings - 1.9%
   2,900,000    La-Z-Boy, Inc.#,(pound) .....................        60,436,000

Shares or Principal Amount                                          Market Value
================================================================================
Human Resources - 1.0%
   3,259,100    Spherion Corp.*,#,(pound) ...................   $    32,102,135

Instruments - Controls - 1.4%
     980,000    Mettler-Toledo International, Inc.*,# .......        43,923,600

Internet Applications Software - 0.3%
     700,000    Verity, Inc.*,# .............................         8,680,000

Internet Security - 0.6%
   1,320,000    Internet Security Systems, Inc.*,# ..........        17,542,800

Machine Tools and Related Products - 0.5%
     460,000    Lincoln Electric Holdings, Inc.# ............        14,503,800

Machinery - Construction and Mining - 1.5%
   1,800,000    Joy Global, Inc.#,(pound) ...................        47,250,000

Machinery - General Industrial - 0.3%
     350,000    Albany International Corp. - Class A ........        10,675,000

Medical - Biomedical and Genetic - 0.5%
     320,000    Charles River Laboratories
                  International, Inc.* ......................        14,720,000

Medical - Drugs - 1.0%
   1,500,000    Priority Healthcare Corp. - Class B*,# ......        30,075,000

Medical - Generic Drugs - 1.1%
   1,580,000    Perrigo Co.# ................................        34,080,600

Medical - Hospitals - 2.1%
     850,000    LifePoint Hospitals, Inc.*,# ................        30,396,000
   2,220,000    Province Healthcare Co.*,# ..................        35,497,800

                                                                     65,893,800

Medical - Nursing Homes - 1.7%
   1,650,000    Manor Care, Inc. ............................        53,526,000

Medical Labs and Testing Services - 0.4%
     355,000    Covance, Inc.*,# ............................        11,977,700

Medical Products - 0.6%
     490,000    Invacare Corp.# .............................        19,516,700

Medical Sterilization Products - 1.9%
   2,600,000    Steris Corp.* ...............................        57,616,000

Metal Processors and Fabricators - 2.3%
   1,556,100    Kaydon Corp.#,(pound) .......................        43,524,117
   1,600,000    Worthington Industries, Inc. ................        28,880,000

                                                                     72,404,117

Multi-Line Insurance - 2.4%
   2,070,000    Horace Mann Educators Corp.(pound) ..........        32,312,700
   1,800,000    Old Republic International Corp. ............        41,796,000

                                                                     74,108,700

Oil - Field Services - 2.7%
   1,500,000    Cal Dive International, Inc.*,#,(pound) .....        40,560,000
   4,000,000    Key Energy Services, Inc.*,# ................        42,640,000

                                                                     83,200,000

Oil Companies - Exploration and Production - 4.8%
     750,000    Energy Partners, Ltd.*,# ....................        10,500,000
   1,650,000    Forest Oil Corp.*,# .........................        43,312,500
     708,500    Newfield Exploration Co.* ...................        37,323,780
   1,200,000    Tom Brown, Inc.*,# ..........................        57,456,000

                                                                    148,592,280

Oil Field Machinery and Equipment - 0.5%
     710,000    Maverick Tube Corp.*,# ......................        16,067,300

See Notes to Schedules of Investments and Financial Statements.

36 Janus, Risk-Managed and Value Funds April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Paper and Related Products - 1.8%
   1,394,808    Rayonier, Inc. ..............................   $    54,397,512

Property and Casualty Insurance - 0.5%
     815,300    Harleysville Group, Inc.# ...................        15,490,700

Publishing - Periodicals - 1.2%
   2,700,000    Reader's Digest Association, Inc.# ..........        38,691,000

Real Estate Investment Trusts (REIT) - Apartments - 2.0%
   1,631,000    Home Properties, Inc.(pound) ................        60,901,540

Real Estate Investment Trusts (REIT) -
  Manufactured Homes - 1.0%
   1,000,900    Manufactured Home Communities, Inc. .........        31,328,170

Real Estate Investment Trusts (REIT) - Office Property - 3.1%
   1,800,000    Brandywine Realty Trust, Inc. ...............        45,612,000
     241,200    Kilroy Realty Corp. .........................         7,561,620
   1,300,000    Prentiss Properties Trust ...................        41,652,000

                                                                     94,825,620

Real Estate Investment Trusts (REIT) - Warehouse and
  Industrial - 1.4%
     330,000    EastGroup Properties, Inc.# .................         9,553,500
   1,000,000    First Industrial Realty Trust, Inc.# ........        33,650,000

                                                                     43,203,500

Reinsurance - 1.2%
     975,000    IPC Holdings, Ltd. ..........................        35,880,000

Retail - Apparel and Shoe - 0.5%
     875,000    Too, Inc.*,#,(pound) ........................        15,347,500

Retail - Convenience Stores - 1.0%
   1,960,000    Casey's General Stores, Inc.# ...............        32,457,600

Retail - Discount - 1.1%
   2,450,000    Big Lots, Inc.* .............................        34,692,000

Rubber - Tires - 1.0%
   1,500,000    Cooper Tire & Rubber Co. ....................        32,085,000

Savings/Loan/Thrifts - 8.1%
   2,800,000    Brookline Bancorp, Inc.# ....................        39,648,000
   3,525,000    First Niagara Financial Group, Inc.# ........        44,415,000
   1,821,745    Provident Financial Services, Inc.# .........        32,791,410
   1,445,000    Seacoast Financial Services Corp.(pound) ....        46,731,300
   2,453,000    Washington Federal, Inc.# ...................        57,302,080
   1,050,000    Waypoint Financial Corp.# ...................        27,174,000

                                                                    248,061,790

Semiconductor Equipment - 0.2%
     472,500    Ultratech, Inc.*,# ..........................         7,611,975

Steel - Producers - 0.9%
   1,215,000    Steel Dynamics, Inc.*,# .....................        29,245,050

Telecommunication Equipment - Fiber Optics - 0.5%
   1,000,000    Newport Corp.*,# ............................        14,840,000

Transportation - Air Freight - 0.8%
     705,000    CNF, Inc. ...................................        25,774,800

Transportation - Equipment and Leasing - 0.5%
     680,000    GATX Corp.# .................................        15,980,000

Transportation - Marine - 0.7%
     360,000    Teekay Shipping Corp. (New York Shares)# ....        21,888,000

Transportation - Railroad - 0.9%
   2,003,000    Kansas City Southern*,# .....................        27,741,550

Transportation - Services - 1.3%
   3,000,000    Laidlaw International, Inc.* ................        41,580,000

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Truck - 1.0%
     600,000    Swift Transportation Company, Inc.* .........   $    10,152,000
     660,000    USF Corp.# ..................................        21,945,000

                                                                      32,097,000

Wireless Equipment - 0.7%
   3,600,000    Stratex Networks, Inc.* .....................        11,772,000
   1,050,000    Wireless Facilities, Inc.*,# ................        10,069,500

                                                                     21,841,500
--------------------------------------------------------------------------------
Total Common Stock (cost $2,178,995,300) ....................     2,740,680,179
--------------------------------------------------------------------------------
Money Market - 1.9%
                Janus Government Money Market Fund
$ 60,000,000      0.94% (cost $60,000,000) ..................        60,000,000
--------------------------------------------------------------------------------
Other Securities - 10.6%
                State Street Navigator Securities Lending
 330,352,246      Prime Portfolio+ (cost $330,352,246) ......       330,352,246
--------------------------------------------------------------------------------
Short-Term      Corporate Note - 0.2% AIG Funding, Inc.
   3,700,000      0.97%, 5/3/04 (amortized cost $3,699,801) .         3,699,801
--------------------------------------------------------------------------------
Time Deposits - 10.0%
                SouthTrust Bank, ETD
 155,000,000      1.04%, 5/3/04 .............................       155,000,000
                SunTrust Banks, Inc., ETD
 155,000,000      1.03125%, 5/3/04 ..........................       155,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $310,000,000) .....................       310,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,883,047,347) - 110.9% ......     3,444,732,226
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (10 9)%   (338,987,105)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 3,105,745,121
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2004

                                                                 % of Investment
Country                               Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $    35,880,000                          1.0%
Marshall Islands                        21,888,000                          0.6%
United States++                      3,386,964,226                         98.4%
--------------------------------------------------------------------------------
Total                              $ 3,444,732,226                        100.0%

++Includes Short-Term Securities (77.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                          Janus, Risk-Managed and Value Funds April 30, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2004 (unaudited)
(all numbers in thousands except                          Janus           Janus
net asset value per share)                               Balanced      Core Equity
                                                           Fund            Fund
-----------------------------------------------------------------------------------
Assets:
   Investments at cost(1)                              $  3,202,338    $    581,862
   Investments at value(1)                             $  3,442,182    $    670,683
      Cash                                                    6,141           1,036
      Receivables:
         Investments sold                                    46,593          11,369
         Fund shares sold                                     1,680             272
         Dividends                                            1,664             565
         Interest                                            19,334              12
         Due from adviser                                        --              --
      Other assets                                               27               5
      Forward currency contracts                              1,072             322
-----------------------------------------------------------------------------------
Total Assets                                           $  3,518,693    $    684,264
-----------------------------------------------------------------------------------
Liabilities:
   Payables:
      Securities loaned (Note 1)                            502,399          32,425
      Investments purchased                                   4,561           9,024
      Fund shares repurchased                                11,860             479
      Dividends                                                  --              --
      Advisory fees                                           1,653             355
      Transfer agent fees and expenses                          607             165
      Administrative services fees                               --              --
      Foreign tax liability                                      --              --
Accrued expenses                                                132             108
Variation margin                                                 --              --
Forward currency contracts                                      121              38
-----------------------------------------------------------------------------------
Total Liabilities                                           521,333          42,594
-----------------------------------------------------------------------------------
Net Assets                                             $  2,997,360    $    641,670
-----------------------------------------------------------------------------------
Net Assets Consists of:
   Capital (par value and paid-in-surplus)*            $  3,206,614    $    738,025
   Undistributed net investment income/(loss)*                8,128             316
   Undistributed net realized gain/(loss) from
      investments and foreign currency transactions*       (458,140)       (185,755)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations         240,758          89,084
-----------------------------------------------------------------------------------
Total Net Assets                                       $  2,997,360    $    641,670
-----------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                            151,304          35,683
-----------------------------------------------------------------------------------
Net Asset Value Per Share                              $      19.81    $      17.98
-----------------------------------------------------------------------------------
Net Assets - Investor Shares                                    N/A             N/A
   Shares Outstanding                                           N/A             N/A
-----------------------------------------------------------------------------------
Net Asset Value Per Share                                       N/A             N/A
-----------------------------------------------------------------------------------
Net Assets - Institutional Shares                               N/A             N/A
   Shares Outstanding                                           N/A             N/A
-----------------------------------------------------------------------------------
Net Asset Value Per Share                                       N/A             N/A
-----------------------------------------------------------------------------------

   * See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $490,729,012, $31,211,288, $222,063,086, $193,183,357, $123,667,669 and $321,906,699 of securities loaned for Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Special Equity Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).
(2) Net of foreign taxes on investments of $11,888,056 for Janus Special Equity Fund.

See Notes to Financial Statements.

38  Janus Core, Risk-Managed and Value Funds  April 30, 2004

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

As of April 30, 2004 (unaudited)                          Janus           Janus              Janus          Janus          Janus
(all numbers in thousands except                        Growth and       Special          Risk-Managed     Mid Cap       Small Cap
net asset value per share)                                Income          Equity             Stock          Value          Value
                                                           Fund            Fund               Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments at cost(1)                              $  5,089,658    $  2,125,349       $    121,114   $  2,503,586   $  2,883,047
   Investments at value(1)                             $  5,704,138    $  2,764,797       $    132,674   $  2,780,608   $  3,444,732
      Cash                                                    1,066           4,841                198          1,747            532
      Receivables:
         Investments sold                                    28,697          34,984              1,417         19,835         21,692
         Fund shares sold                                     2,207             640                375          7,763          3,426
         Dividends                                            4,774           2,241                 73            989          1,751
         Interest                                               647             230                 --             28             96
         Due from adviser                                        --              --                 70             --             --
      Other assets                                               42              16                 --             11             22
      Forward currency contracts                              1,377              --                 --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                           $  5,742,948    $  2,807,749       $    134,807   $  2,810,981   $  3,472,251
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Securities loaned (Note 1)                            230,559         200,116                 --        127,061        330,352
      Investments purchased                                  27,341          23,421              2,555         34,744         30,398
      Fund shares repurchased                                 4,856           1,949                 42          3,672          3,099
      Dividends                                                  --              --                  1             --             --
      Advisory fees                                           3,048           1,422                 70          1,414          1,986
      Transfer agent fees and expenses                        1,194             683                 30            422            319
      Administrative services fees                               --              --                  5            109            133
      Foreign tax liability                                      --          11,888                 --             --             --
Accrued expenses                                                 21             292                 50            191            219
Variation margin                                                 --              --                 51             39             --
Forward currency contracts                                      118           1,388                 --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                           267,137         241,159              2,804        167,652        366,506
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                             $  5,475,811    $  2,566,590       $    132,003   $  2,643,329   $  3,105,745
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consists of:
   Capital (par value and paid-in-surplus)*            $  5,900,290    $  2,571,147       $    115,897   $  2,190,143   $  2,371,218
   Undistributed net investment income/(loss)*                3,568            (783)               272          3,805         22,041
   Undistributed net realized gain/(loss) from
      investments and foreign currency transactions*     (1,043,908)       (629,846)             4,419        172,358        150,801
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations         615,861         626,072(2)          11,415        277,023        561,685
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                       $  5,475,811    $  2,566,590       $    132,003   $  2,643,329   $  3,105,745
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                            191,807         231,565             10,011            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                              $      28.55    $      11.08       $      13.19            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                    N/A             N/A                N/A   $  2,241,935   $  1,635,763
   Shares Outstanding                                           N/A             N/A                N/A        106,686         52,147
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                       N/A             N/A                N/A   $      21.01   $      31.37
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                               N/A             N/A                N/A   $    401,394   $  1,469,982
   Shares Outstanding                                           N/A             N/A                N/A         19,044         46,614
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                       N/A             N/A                N/A   $      21.08   $      31.54
------------------------------------------------------------------------------------------------------------------------------------

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

For the six month period ended                               Janus         Janus
April 30, 2004 (unaudited)                                  Balanced    Core Equity
(all numbers in thousands)                                    Fund          Fund
-----------------------------------------------------------------------------------
Investment Income:
   Interest                                                $   35,545    $       75
   Securities lending income                                      283            43
   Dividends                                                   12,968         4,112
   Dividends from affiliates                                       --            --
   Foreign tax withheld                                          (398)         (128)
-----------------------------------------------------------------------------------
Total Investment Income                                        48,398         4,102
-----------------------------------------------------------------------------------
Expenses:
   Advisory fees                                               11,526         2,230
   Transfer agent fees and expenses                             3,907           891
   Registration fees                                               36            23
   Postage and mailing expenses                                   134            94
   Custodian fees                                                  79            30
   Printing expenses                                              162           115
   Audit fees                                                      10             8
   Trustees' fees and expenses                                     26             8
   Administrative service fees                                     --            --
   Other expenses                                                  77            29
-----------------------------------------------------------------------------------
Total Expenses                                                 15,957         3,428
-----------------------------------------------------------------------------------
Expense and Fee Offsets                                           (49)          (10)
-----------------------------------------------------------------------------------
Net Expenses                                                   15,908         3,418
-----------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                 --            --
-----------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                       15,908         3,418
-----------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   32,490           684
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions      186,515        47,064
   Net realized gain/(loss) from foreign
      currency transactions                                    (7,353)       (1,355)
   Net realized gain/(loss) from futures contracts                 --            --
   Change in net unrealized appreciation/(depreciation)
      of investments and foreign currency translations        (73,086)       (5,348)
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments        106,076        40,361
-----------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                               $  138,566    $   41,045
-----------------------------------------------------------------------------------

(1) Net of foreign taxes on investments of $11,888,056 for Janus Special Equity Fund.

See Notes to Financial Statements.

40  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                             Janus         Janus            Janus         Janus         Janus
For the six month period ended                             Growth and     Special        Risk-Managed    Mid Cap      Small Cap
April 30, 2004 (unaudited)                                   Income        Equity           Stock         Value         Value
(all numbers in thousands)                                    Fund          Fund             Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                $    1,809    $      374       $       31    $    1,524    $    1,634
   Securities lending income                                      299           143               --           101           209
   Dividends                                                   35,232        13,010              684        16,999        26,527
   Dividends from affiliates                                       --            --               --            78         6,895
   Foreign tax withheld                                          (926)         (901)              --           (29)           --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        36,414        12,626              715        18,673        35,265
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                               18,988         8,471              357         7,312        12,133
   Transfer agent fees and expenses                             6,795         3,461              148         2,280         3,060
   Registration fees                                                7            45               12            91            52
   Postage and mailing expenses                                   331           255               10            66           113
   Custodian fees                                                  94           107               14            30            38
   Printing expenses                                              596           412               26           125           147
   Audit fees                                                       7            14               19            21            22
   Trustees' fees and expenses                                     51            19                2            26            62
   Administrative service fees                                     --            --               27           563           812
   Other expenses                                                 107            49               20            42            62
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 26,976        12,833              635        10,556        16,501
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                           (46)          (26)              --           (11)          (21)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   26,930        12,807              635        10,545        16,480
--------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                 --            --             (357)         (237)       (1,371)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                       26,930        12,807              278        10,308        15,109
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    9,484          (181)             437         8,365        20,156
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions      276,922        62,747            4,087       193,450       269,032
   Net realized gain/(loss) from foreign
      currency transactions                                    (4,993)       (1,930)              --            --            --
   Net realized gain/(loss) from futures contracts                 --            --              378        (1,152)           --
   Change in net unrealized appreciation/(depreciation)
      of investments and foreign currency translations         46,278       213,256(1)         2,728        13,064        25,538
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments        318,207       274,073            7,193       205,362       294,570
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                               $  327,691    $  273,892       $    7,630    $  213,727    $  314,726
--------------------------------------------------------------------------------------------------------------------------------

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the six month period ended April 30, 2004 (unaudited)         Janus Balanced
and for the fiscal year or period ended October 31, 2003              Fund
(all numbers in thousands)                                    2004            2003
--------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                           $     32,490    $     80,232
   Net realized gain/(loss) from investment
      and foreign currency transactions                        179,162         (75,850)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations         (73,086)        355,638
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                   138,566         360,020
--------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                      (33,539)        (86,845)
   Net realized gain from investment transactions*                  --              --
   Tax return of capital*                                           --              --
--------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (33,539)        (86,845)
--------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                 252,422         870,908
   Redemption fees                                                 N/A             N/A
   Shares issued in connection with acquisition*                   N/A          47,443
   Reinvested dividends and distributions                       33,026          85,339
   Shares repurchased                                       (1,321,680)     (1,284,293)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions     (1,036,232)       (280,603)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                         (931,205)         (7,428)
Net Assets:
   Beginning of period                                       3,928,565       3,935,993
--------------------------------------------------------------------------------------
   End of period                                          $  2,997,360    $  3,928,565
--------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                                $    641,088    $  2,382,262
   Proceeds from sales of securities                         1,647,420       2,102,098
   Purchases of long-term U.S. Government obligations           46,341         336,401
   Proceeds from sales of long-term
      U.S. Government obligations                              130,288         573,063

--------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*               $      8,128    $      9,177
--------------------------------------------------------------------------------------

   * See Notes 3 and 5 in Notes to Financial Statements.
(1) Fiscal period from February 28, 2003 (inception date) through October 31, 2003.

See Notes to Financial Statements.

42  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six month period ended April 30, 2004 (unaudited)          Janus Core                   Janus Growth and
and for the fiscal year or period ended October 31, 2003           Equity Fund                     Income Fund
(all numbers in thousands)                                    2004            2003            2004            2003
-----------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                           $        684    $      2,862    $      9,484    $     38,339
   Net realized gain/(loss) from investment
      and foreign currency transactions                         45,709         (29,498)        271,929        (159,191)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations          (5,348)        122,404          46,278         955,437
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                    41,045          95,768         327,691         834,585
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                       (2,483)         (5,303)        (11,222)        (41,245)
   Net realized gain from investment transactions*                  --              --              --              --
   Tax return of capital*                                           --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (2,483)         (5,303)        (11,222)        (41,245)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                  43,071         159,586         394,432       1,173,372
   Redemption fees                                                 N/A             N/A             N/A             N/A
   Shares issued in connection with acquisition*                   N/A             N/A             N/A         181,669
   Reinvested dividends and distributions                        2,392           5,117          10,865          39,718
   Shares repurchased                                         (150,207)       (253,864)     (1,249,095)     (1,512,633)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (104,744)        (89,161)       (843,798)       (117,874)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (66,182)          1,304        (527,329)        675,466
Net Assets:
   Beginning of period                                         707,852         706,548       6,003,140       5,327,674
-----------------------------------------------------------------------------------------------------------------------
   End of period                                          $    641,670    $    707,852    $  5,475,811    $  6,003,140
-----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                                $    191,477    $    505,510    $  1,033,579    $  2,867,872
   Proceeds from sales of securities                           315,548         549,715       1,876,880       2,223,329
   Purchases of long-term U.S. Government obligations               --              --              --         187,581
   Proceeds from sales of long-term
      U.S. Government obligations                                   --           2,342              --         495,001

-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*               $        316    $      2,116    $      3,568    $      5,306
-----------------------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004 (unaudited)        Janus Special                 Janus Risk-Managed
and for the fiscal year or period ended October 31, 2003          Equity Fund                      Stock Fund
(all numbers in thousands)                                    2004            2003            2004           2003(1)
----------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                           $       (181)   $     (3,251)   $        437    $         83
   Net realized gain/(loss) from investment
      and foreign currency transactions                         60,817          40,939           4,465           1,927
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations         213,256         725,440           2,728           8,688
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                   273,892         763,128           7,630          10,698
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                           --            (595)           (249)             --
   Net realized gain from investment transactions*                  --              --          (1,972)             --
   Tax return of capital*                                           --            (455)             --              --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       --          (1,050)         (2,221)             --
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                 186,158         375,308          52,812         101,154
   Redemption fees                                                 N/A             N/A              23              32
   Shares issued in connection with acquisition*                   N/A         557,487             N/A             N/A
   Reinvested dividends and distributions                           --           1,026           2,184              --
   Shares repurchased                                         (392,296)       (484,557)        (17,361)        (22,948)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (206,138)        449,264          37,658          78,238
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           67,754       1,211,342          43,067          88,936
Net Assets:
   Beginning of period                                       2,498,836       1,287,494          88,936              --
----------------------------------------------------------------------------------------------------------------------
   End of period                                          $  2,566,590    $  2,498,836    $    132,003    $     88,936
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                                $    429,921    $    827,073    $     61,923    $     88,222
   Proceeds from sales of securities                           654,162         940,276          28,935          13,928
   Purchases of long-term U.S. Government obligations               --              --              --              --
   Proceeds from sales of long-term
      U.S. Government obligations                                   --              --              --              --

----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*               $       (783)   $       (602)   $        272    $         83
----------------------------------------------------------------------------------------------------------------------

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the six month period ended April 30, 2004
(unaudited), the six month fiscal period
ended October 31, 2003 and through the seven                              Janus Mid Cap
month fiscal period ended April 30, 2003                                  Value Fund(1)
(all numbers in thousands)                                    2004            2003            2003
------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                           $      8,365    $      3,738    $      3,083
   Net realized gain/(loss) from investment
      and foreign currency transactions                        192,298          49,657         (48,634)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations          13,064         271,409         150,184
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                   213,727         324,804         104,633
------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*
      Investor Shares                                           (8,528)             --          (1,929)
      Institutional Shares                                      (2,335)             --            (343)
   Net realized gain from investment transactions*
      Investor Shares                                               --              --              --
      Institutional Shares                                          --              --              --
------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (10,863)             --          (2,272)
------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Investor Shares                                          846,827         434,785         356,776
      Institutional Shares                                     101,956          86,010          71,344
   Reinvested dividends and distributions
      Investor Shares                                            7,653              --           1,701
      Institutional Shares                                       2,291              --             336
   Shares repurchased
      Investor Shares                                         (276,272)       (248,429)       (194,431)
      Institutional Shares                                     (28,644)        (21,056)        (20,748)
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        653,811         251,310         214,978
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          856,675         576,114         317,339
Net Assets:
   Beginning of period                                       1,786,654       1,210,540         893,201
------------------------------------------------------------------------------------------------------
   End of period                                          $  2,643,329    $  1,786,654    $  1,210,540
------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                                $  1,341,623    $    766,729    $    712,843
   Proceeds from sales of securities                           813,310         631,328         505,695
   Purchases of long-term U.S. Government obligations               --              --              --
   Proceeds from sales of long-term
      U.S. Government obligations                                   --              --              --

------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*               $      3,805    $      6,259    $      2,521
------------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004
(unaudited), the six month fiscal period
ended October 31, 2003 and through the seven                            Janus Small Cap
month fiscal period ended April 30, 2003                                 Value Fund(2)
(all numbers in thousands)                                    2004            2003            2003
------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                           $     20,156    $     11,641    $      5,304
   Net realized gain/(loss) from investment
      and foreign currency transactions                        269,032          22,839        (140,984)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations          25,538         610,947         380,551
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                   314,726         645,427         244,871
------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*
      Investor Shares                                           (6,832)             --          (1,664)
      Institutional Shares                                      (9,867)             --          (3,526)
   Net realized gain from investment transactions*
      Investor Shares                                               --              --         (61,256)
      Institutional Shares                                          --              --         (51,913)
------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (16,699)             --        (118,359)
------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Investor Shares                                          180,393         208,701         228,047
      Institutional Shares                                     140,542         178,555         162,124
   Reinvested dividends and distributions
      Investor Shares                                            5,698              --          54,232
      Institutional Shares                                       8,735              --          48,381
   Shares repurchased
      Investor Shares                                         (367,050)       (362,193)       (333,666)
      Institutional Shares                                    (316,245)       (278,000)       (206,981)
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions       (347,927)       (252,937)        (47,863)
------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (49,900)        392,490          78,649
Net Assets:
   Beginning of period                                       3,155,645       2,763,155       2,684,506
------------------------------------------------------------------------------------------------------
   End of period                                          $  3,105,745    $  3,155,645    $  2,763,155
------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                                $    810,779    $    787,773    $    616,399
   Proceeds from sales of securities                         1,099,828       1,051,801         854,826
   Purchases of long-term U.S. Government obligations               --              --               _
   Proceeds from sales of long-term
      U.S. Government obligations                                   --              --               _

------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*               $     22,041    $     16,699    $      5,058
------------------------------------------------------------------------------------------------------

   * See Note 3 in Notes to Financial Statements.
(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)  Berger Small Cap Value Fund prior to reorganization (Note 1).

See Notes to Financial Statements.

44  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six month period ended April 30, 2004                                        Janus Balanced Fund
(unaudited) and through each fiscal
year ended October 31                          2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    19.34     $    18.08     $    19.27     $    22.83     $    21.79     $    17.22
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .20            .38            .47            .56            .61            .42
  Net gain/(loss) on securities
    (both realized and unrealized)                 .46           1.28          (1.20)         (2.48)          1.33           4.69
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .66           1.66           (.73)         (1.92)          1.94           5.11
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*         (.19)          (.40)          (.46)          (.61)          (.58)          (.43)
  Distributions (from capital gains)*               --             --             --          (1.03)          (.32)          (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.19)          (.40)          (.46)         (1.64)          (.90)          (.54)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    19.81     $    19.34     $    18.08     $    19.27     $    22.83     $    21.79
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   3.42%          9.34%        (3.85)%        (8.83)%          8.93%         29.89%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $2,997,360     $3,928,565     $3,935,993     $4,410,240     $4,773,381     $2,929,769
Average Net Assets for the Period
   (in thousands)                           $3,565,865     $4,004,101     $4,278,174     $4,663,032     $4,072,183     $1,953,809
Ratio of Gross Expenses to
   Average Net Assets***(1)                      0.90%          0.89%          0.86%          0.85%          0.87%          0.92%
Ratio of Net Expenses to
   Average Net Assets***(1)                      0.90%          0.88%          0.84%          0.83%          0.85%          0.91%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                      1.83%          2.00%          2.44%          2.79%          2.92%          2.37%
Portfolio Turnover Rate***                         40%            73%            88%           117%            87%            64%

For a share outstanding during the
six month period ended April 30, 2004
(unaudited) and through each fiscal                                        Janus Core Equity Fund
year ended October 31                          2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    17.04     $    14.99     $    16.78     $    24.25     $    22.57     $    15.59
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .02            .07            .11            .17            .15            .14
  Net gain/(loss) on securities
    (both realized and unrealized)                 .98           2.09          (1.81)         (4.98)          2.25           7.17
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.00           2.16          (1.70)         (4.81)          2.40           7.31
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*         (.06)          (.11)          (.09)          (.13)          (.14)          (.15)
  Distributions (from capital gains)*               --             --             --          (2.53)          (.58)          (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.06)          (.11)          (.09)         (2.66)          (.72)          (.33)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    17.98     $    17.04     $    14.99     $    16.78     $    24.25     $    22.57
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   5.89%         14.54%       (10.26)%       (21.70)%         10.65%         47.22%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  641,670     $  707,852     $  706,548     $  732,949     $1,026,503     $  781,319
Average Net Assets for the Period
   (in thousands)                           $  689,994     $  708,023     $  801,601     $  875,515     $1,019,261     $  571,009
Ratio of Gross Expenses to
   Average Net Assets***(1)                      1.00%          0.97%          0.92%          0.95%          0.95%          1.02%
Ratio of Net Expenses to
   Average Net Assets***(1)                      1.00%          0.96%          0.89%          0.93%          0.93%          1.01%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                      0.20%          0.40%          0.66%          0.85%          0.65%          0.81%
Portfolio Turnover Rate***                         57%            77%            98%           115%           116%            81%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the
six month period ended April 30, 2004
(unaudited) and through each fiscal                                     Janus Growth and Income Fund
year ended October 31                          2004           2003           2002           2001           2000           1999

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    27.12     $    23.70     $    27.99     $    40.88     $    36.84     $    26.45
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .05            .17            .20            .32            .18            .26
  Net gain/(loss) on securities
    (both realized and unrealized)                1.43           3.43          (4.28)        (11.24)          5.84          12.27
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.48           3.60          (4.08)        (10.92)          6.02          12.53
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*         (.05)          (.18)          (.21)          (.35)          (.14)          (.27)
  Distributions (from capital gains)*               --             --             --          (1.62)         (1.84)         (1.87)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.05)          (.18)          (.21)         (1.97)         (1.98)         (2.14)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    28.55     $    27.12     $    23.70     $    27.99     $    40.88     $    36.84
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   5.47%         15.20%       (14.62)%       (27.66)%         16.44%         49.59%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $5,475,811     $6,003,140     $5,327,674     $6,575,281     $9,305,835     $5,836,885
Average Net Assets for the Period
   (in thousands)                           $5,874,681     $5,715,041     $6,479,535     $7,758,499     $8,594,302     $4,375,277
Ratio of Gross Expenses to
   Average Net Assets***(1)                      0.92%          0.91%          0.90%          0.87%          0.89%          0.92%
Ratio of Net Expenses to
   Average Net Assets***(1)                      0.92%          0.91%          0.88%          0.86%          0.88%          0.90%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                      0.32%          0.67%          0.73%          0.96%          0.49%          0.37%
Portfolio Turnover Rate***                         36%            50%            49%            59%            41%            43%

For a share outstanding during the
six month period ended April 30, 2004
(unaudited) and through each fiscal                               Janus Special Equity Fund
year or period ended October 31                2004           2003           2002           2001         2000(2)

------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     9.97     $     6.95     $     8.42     $    11.29     $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --(3)          --(3)          --            .03            .01
  Net gain/(loss) on securities
     (both realized and unrealized)               1.11           3.03          (1.45)         (2.65)          1.28
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.11           3.03          (1.45)         (2.62)          1.29
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --           (.01)(4)       (.02)          (.02)            --
  Distributions (from capital gains)*               --             --             --           (.23)            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (.01)          (.02)          (.25)            --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    11.08     $     9.97     $     6.95     $     8.42     $    11.29
------------------------------------------------------------------------------------------------------------------
Total Return**                                  11.13%         43.57%       (17.23)%       (23.61)%         12.90%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $2,566,590     $2,498,836     $1,287,494     $1,954,667     $3,126,948
Average Net Assets for the Period
   (in thousands)                           $2,620,637     $1,862,723     $1,808,435     $2,665,589     $2,840,620
Ratio of Gross Expenses to
   Average Net Assets***(1)                      0.98%          1.02%          1.01%          0.92%          1.02%
Ratio of Net Expenses to
   Average Net Assets***(1)                      0.98%          1.01%          0.98%          0.91%          0.99%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                    (0.01)%        (0.17)%          0.03%          0.29%          0.14%
Portfolio Turnover Rate***                         33%            44%            60%            77%            72%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from February 29, 2000 (inception date) through October 31, 2000.
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

46  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six month period ended April 30, 2004
(unaudited) and through the fiscal        Janus Risk-Managed Stock Fund
period ended October 31, 2003                  2004         2003(1)

----------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    12.44      $    10.00
----------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .05             .01
  Net gain/(loss) on securities
    (both realized and unrealized)                 .99            2.43
----------------------------------------------------------------------
Total from Investment Operations                  1.04            2.44
----------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*         (.03)             --
  Distributions (from capital gains)*             (.26)             --
    Redemption fees                                 --(2)           --(2)
----------------------------------------------------------------------
Total Distributions and Other                     (.29)             --
----------------------------------------------------------------------
Net Asset Value, End of Period              $    13.19      $    12.44
----------------------------------------------------------------------
Total Return**                                   8.56%          24.40%
----------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  132,003      $   88,936
Average Net Assets for the Period
  (in thousands)                            $  110,351      $   50,912
Ratio of Gross Expenses to
  Average Net Assets***(3)                       0.51%(4)        1.13%(4)
Ratio of Net Expenses to
  Average Net Assets***(3)                       0.51%           1.13%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                       0.80%           0.24%
Portfolio Turnover Rate***                         56%             39%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Fiscal period February 28, 2003 (inception date) through October 31, 2003.
(2) Redemption fees aggregated less than $.01 on a per share basis for the period ended.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 1.16% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

For a share outstanding during the six month
period ended April 30, 2004 (unaudited),
for the six month fiscal period ended
October 31, 2003, the seven month fiscal
period ended April 30, 2003 and through                                 Janus Mid Cap Value Fund(1)
each fiscal year ended September 30           2004         2003        2003         2002         2001         2000         1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $    18.94   $    15.15  $    13.71   $    14.30   $    14.43   $    12.17   $     9.33
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .08          .03         .03          .02          .06          .08          .07
  Net gain/(loss) on securities
     (both realized and unrealized)              2.09         3.76        1.44         (.23)        1.27         3.46         2.83
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 2.17         3.79        1.47         (.21)        1.33         3.54         2.90
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.10)          --        (.03)        (.03)        (.10)        (.04)        (.06)
  Distributions (from capital gains)*              --           --          --         (.35)       (1.36)       (1.24)          --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.10)          --        (.03)        (.38)       (1.46)       (1.28)        (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    21.01   $    18.94  $    15.15   $    13.71   $    14.30   $    14.43   $    12.17
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 11.50%       25.02%      10.73%      (1.96)%        9.70%       31.11%       31.12%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $2,241,935   $1,494,209  $1,033,772   $  782,101   $  148,505   $   33,013   $   22,918
Average Net Assets for the Period
   (in thousands)                          $1,903,355   $1,262,496  $  962,030          N/A          N/A          N/A          N/A
Ratio of Gross Expenses to
   Average Net Assets***(2)(3)                  0.94%        1.08%       1.14%(4)     1.17%        1.22%        1.59%        1.62%
Ratio of Net Expenses to
   Average Net Assets***(2)(3)                  0.94%        1.08%       1.14%          N/A          N/A          N/A          N/A
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     0.71%        0.45%       0.44%        0.28%        0.78%        0.72%        0.54%
Portfolio Turnover Rate***                        64%          97%         94%          65%         116%         129%         154%

For a share outstanding during the six month
period ended April 30, 2004(unaudited),
for the six month fiscal period ended
October 31, 2003, the seven month fiscal
period ended April 30, 2003 and through                                Janus Small Cap Value Fund(5)
each fiscal year ended September 30           2004         2003        2003         2002         2001         2000         1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $    28.63   $    23.07  $    21.96   $    24.49   $    24.78   $    20.94   $    17.58
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .19          .09         .03          .06          .22          .30         (.02)
  Net gain/(loss) on securities
     (both realized and unrealized)              2.67         5.47        2.07         (.16)        1.41         3.97         4.26
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 2.86         5.56        2.10         (.10)        1.63         4.27         4.24
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.12)          --        (.03)        (.18)        (.32)        (.20)        (.07)
  Distributions (from capital gains)*              --           --        (.96)       (2.25)       (1.60)        (.23)        (.81)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.12)          --        (.99)       (2.43)       (1.92)        (.43)        (.88)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    31.37   $    28.63  $    23.07   $    21.96   $    24.49   $    24.78   $    20.94
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 10.01%       24.15%       9.56%      (2.52)%        6.65%       20.77%       24.69%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $1,635,763   $1,658,312  $1,476,575   $1,461,278   $1,378,894   $  859,030   $  374,063
Average Net Assets for the Period
   (in thousands)                          $1,718,572   $1,575,178  $1,457,263          N/A          N/A          N/A          N/A
Ratio of Gross Expenses to
   Average Net Assets***(2)(3)                  1.03%        1.10%       1.14%(6)     1.17%        1.14%        1.23%        1.37%
Ratio of Net Expenses to
   Average Net Assets***(2)(3)                  1.03%        1.10%       1.13%          N/A          N/A          N/A          N/A
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     1.14%        0.63%       0.22%        0.20%        0.99%        1.69%        1.36%
Portfolio Turnover Rate***                        58%          60%         45%          39%          47%          72%          66%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2) Certain prior year amounts have been reclassified to conform to current year presentation.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.
(5)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(6) The ratio was 1.20% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

48  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the six month
period ended April 30, 2004 (unaudited), the
six month fiscal period ended October 31, 2003,
the seven month fiscal period ended
April 30, 2003 and through the fiscal                      Janus Mid Cap Value Fund(1)
period ended September 30, 2002                2004           2003           2003         2002(2)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    19.02     $    15.19     $    13.72     $    17.88
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .10            .05            .06            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                2.10           3.78           1.44          (4.18)
---------------------------------------------------------------------------------------------------
Total from Investment Operations                  2.20           3.83           1.50          (4.16)
---------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*         (.14)            --           (.03)            --
  Distributions (from capital gains)*               --             --             --             --
---------------------------------------------------------------------------------------------------
Total Distributions                               (.14)            --           (.03)            --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    21.08     $    19.02     $    15.19     $    13.72
---------------------------------------------------------------------------------------------------
Total Return**                                  11.63%         25.21%         10.96%       (23.27)%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $  401,394     $  292,445     $  176,768     $  111,101
Average Net Assets for the Period
  (in thousands)                            $  361,138     $  233,830     $  148,748            N/A
Ratio of Gross Expenses to
  Average Net Assets*** (3)(4)                   0.78%(5)       0.78%(5)       0.79%          0.78%
Ratio of Net Expenses to
  Average Net Assets*** (3)(4)                   0.78%          0.78%          0.79%          0.78%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                       0.89%          0.75%          0.80%          0.83%
Portfolio Turnover Rate***                         64%            97%            94%            65%

For a share outstanding during the six month
period ended April 30, 2004 (unaudited), the
six month fiscal period ended October 31, 2003,
the seven month fiscal period ended
April 30, 2003 and through each fiscal                                 Janus Small Cap Value Fund(6))
year ended September 30, 2002                  2004         2003        2003         2002         2001         2000         1999

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $    28.82   $    23.18  $    22.08   $    24.58   $    24.87   $    21.00   $    17.63
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .23          .13         .07          .12          .28          .33          .04
  Net gain/(loss) on securities
    (both realized and unrealized)               2.69         5.51        2.06         (.13)        1.42         4.01         4.28
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 2.92         5.64        2.13         (.01)        1.70         4.34         4.32
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.20)          --        (.07)        (.24)        (.39)        (.24)        (.14)
  Distributions (from capital gains)*              --           --        (.96)       (2.25)       (1.60)        (.23)        (.81)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.20)          --       (1.03)       (2.49)       (1.99)        (.47)        (.95)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    31.54   $    28.82  $    23.18   $    22.08   $    24.58   $    24.87   $    21.00
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 10.15%       24.23%       9.74%      (2.13)%        6.93%       21.09%       25.18%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $1,469,982   $1,497,333  $1,286,580   $1,223,227   $1,185,004   $  862,318   $  414,347
Average Net Assets for the Period
   (in thousands)                          $1,546,443   $1,454,779  $1,245,661          N/A          N/A          N/A          N/A
Ratio of Gross Expenses to
   Average Net Assets***(3)(4)                  0.82%(7)     0.82%(7)    0.87%        0.82%        0.84%        0.88%        1.01%
Ratio of Net Expenses to
   Average Net Assets***(3)(4)                  0.82%        0.82%       0.87%        0.82%        0.84%        0.88%        1.01%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets***                     1.35%        0.91%       0.48%        0.53%        1.26%        1.99%        1.69%
Portfolio Turnover Rate***                        58%          60%         45%          39%          47%          72%          66%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)  Fiscal period May 17, 2002 (inception date) through September 30, 2002.
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
(4)  See "Explanations of Charts, Tables and Financial Statements."
(5) The ratio was 0.91% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.
(6)  Berger Small Cap Value Fund prior to reorganization (Note 1).
(7) The ratio was 1.00% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited)

Balanced Index                       The Balanced Index is a hypothetical
                                     combination of unmanged indices. This index combines the total returns from the S&P
                                     500(R) Index (55%) and the Lehman Brothers
                                     Government/Credit Index (45%).

Dow Jones Industrial Average         A price-weighted average of 30 actively
                                     traded Blue-Chip Stocks.

Lehman Brothers                      Is composed of all bonds that are
Government/Credit Index              investment grade with at least one year
                                     until maturity.

NASDAQ Composite                     The National Association of Securities
Stock Index                          Dealers Automated Quotation System is a
                                     nation wide computerized quotation system for over 5,500 over-the-counter stocks.
                                     The index is compiled of more than 4,800 stocks that are traded via this system.

Russell 2000 Value Index             Measures the performance of those Russell
                                     2000 companies with lower price-to-book
                                     ratios and lower forecasted growth values.

Russell Midcap Value Index           Measures the performance of those Russell
                                     MidCap companies with lower price-to-book ratios and lower forecasted growth values.
                                     The stocks are also members of the Russell
                                     1000 Value Index.

S&P 500(R) Index                     The Standard & Poor's Composite Index of
                                     500 stocks, a widely recognized, unmanaged index of common stock prices.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                                  American Depositary Receipt

ETD                                  Euro Time Deposit

GDR                                  Global Depositary Receipt

New York Shares                      Securities of foreign companies trading on
                                     the New York Stock Exchange

PLC                                  Public Limited Company

   * Non-income-producing security.

  ** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(beta) Security is illiquid.

   # Loaned security, a portion or all of the security is on loan as of April
     30, 2004.

   + The security is purchased with the cash collateral received from Securities on Loan (Note 1).

(sigma) Fair valued security.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                               Value as
                                                       Acquisition       Acquisition                             % of
                                                           Date              Cost              Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Samsung Electronics Company, Ltd. (144A) (GDR)       7/8/03 - 1/20/04     $64,847,928      $89,189,156           1.6%
--------------------------------------------------------------------------------------------------------------------------
Janus Special Equity Fund
Vector Group, Ltd., 6.25%
  convertible subordinated notes,
  due 7/15/08 (144A)                                     6/29/01          $10,000,000       $8,825,000           0.3%
--------------------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of April 30, 2004. The issuer incurs all registration costs.

50  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six month period ended April 30, 2004.

                                      Purchases                      Sales               Realized       Dividend    Market Value
                                 Shares         Cost          Shares         Cost      Gain/(Loss)       Income      at 4/30/04
--------------------------------------------------------------------------------------------------------------------------------
Janus Special Equity Fund
Bally Total Fitness
   Holding Corp.                        --            --      2,011,850  $ 47,220,112  $(36,234,777)            --  $  2,361,440
Playboy Enterprises, Inc.          574,380  $  7,288,882             --            --            --             --    19,244,835
SBS Broadcasting S.A.                   --            --         15,000       935,625      (513,594)            --    64,932,065
--------------------------------------------------------------------------------------------------------------------------------
                                            $  7,288,882                 $ 48,155,737  $(36,748,371)            --  $ 86,538,340
--------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund
A. Schulman, Inc.                       --            --      1,120,000  $ 18,430,150  $  2,778,260             --  $ 23,600,000
A.O. Smith Corp.                   120,000  $  3,834,859        245,000     4,061,206     4,122,225   $    383,250    38,122,500
Cal Dive International, Inc.       370,000     7,801,500        685,000    14,709,497     3,340,615             --    40,560,000
Covansys Corp.                          --            --      1,046,186    15,829,219    (5,072,498)            --    12,582,000
EMCOR Group, Inc.                   91,800     3,484,313             --            --            --             --    46,384,690
Home Properties, Inc.                   --            --             --            --            --      2,022,440    60,901,540
Horace Mann Educators Corp.             --            --        680,000    10,651,491       139,516        577,500    32,312,700
Joy Global, Inc.                        --            --      1,653,600    30,160,947    10,138,387        268,780    47,250,000
Kaydon Corp.                            --            --        283,900     6,511,626       321,500        381,600    43,524,117
La-Z-Boy, Inc.                     250,000     4,875,000             --            --            --        555,000    60,436,000
Pinnacle Systems, Inc.             300,000     2,578,992        200,000     1,887,788         7,928             --    27,545,000
Seacoast Financial
   Services Corp.                       --            --        555,000     7,717,354     9,551,189        462,300    46,731,300
Spherion Corp.                          --            --      1,090,900    20,163,498    (9,656,168)            --    32,102,135
Superior Industries
   International, Inc.             535,000    21,813,695             --            --            --        427,625    57,254,400
Susquehanna Bancshares, Inc.            --            --        260,000     6,031,784       305,242        946,000    44,226,000
Texas Industries, Inc.                  --            --      1,125,000    26,377,824    13,723,615        124,200            --
Too, Inc.                               --            --        985,000    16,823,266     2,602,778             --    15,347,500
Wolverine World Wide, Inc.              --            --        758,100     9,251,751     7,526,682        322,641    56,448,000
--------------------------------------------------------------------------------------------------------------------------------
                                            $ 44,388,359                 $188,607,401  $ 39,829,271   $  6,471,336  $685,327,882
--------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. Each of the Funds in this report are classified as diversified as defined in the 1940 Act, with the exception of Janus Special Equity Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares; Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund - Institutional Shares is also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (New York time). It is anticipated that sometime during the third calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or are deemed not to be reliable because of events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the closing of the NYSE, then their fair value is determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the close of the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. For any Fund with multiple classes, income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

SECURITIES LENDING
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, however, the Fund will attempt to call back the loan and

52  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC"). The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts that comply with Rule 2a-7 of the 1940 Act relating to money market funds and mutually agreed to by the Funds and the lending agent.

As of April 30, 2004, the following Funds had on loan securities as indicated:

                                                                     Value at
Fund                                                              April 30, 2004
--------------------------------------------------------------------------------
Janus Balanced Fund                                                $490,729,012
Janus Core Equity Fund                                               31,211,288
Janus Growth and Income Fund                                        222,063,086
Janus Special Equity Fund                                           193,183,357
Janus Mid Cap Value Fund                                            123,667,669
Janus Small Cap Value Fund                                          321,906,699
--------------------------------------------------------------------------------

As of April 30, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                            April 30, 2004
--------------------------------------------------------------------------------
Janus Balanced Fund                                              $502,398,529
Janus Core Equity Fund                                             32,424,633
Janus Growth and Income Fund                                      230,558,629
Janus Special Equity Fund                                         200,115,934
Janus Mid Cap Value Fund                                          127,061,337
Janus Small Cap Value Fund                                        330,352,246
--------------------------------------------------------------------------------

All cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio. The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

FORWARD CURRENCY TRANSACTIONS
The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS
The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

FOREIGN CURRENCY TRANSLATIONS
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

WHEN-ISSUED SECURITIES
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

Starting in August 2004, each Fund's proxy voting record for the one-year period ending each June 30th will be available through www.janus.com and from the SEC through the SEC's website at www.sec.gov.

2. AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each of the Funds' management fee is equal to 0.65% of average daily net assets, except for Janus Small Cap Value Fund. The management fee for Janus Small Cap Value Fund is 0.75% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the fund.

Janus Capital has voluntarily agreed to waive its management fees for Janus Risk-Managed Stock Fund. This amount is reflected on the Statement of Operations as Excess Expense Reimbursement.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives directly from each Value Fund a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Prior to April 21, 2003, Berger Financial Group LLC ("Berger") served as investment adviser to Berger Mid Cap Value Fund and Berger Small Cap Value Fund pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                Average Daily
Fund                            Net Assets                      Annual Rate
--------------------------------------------------------------------------------
Berger Mid Cap Value Fund       First $500 million                 .75%
                                Next $500 million                  .70%
                                Over $1 billion                    .65%
--------------------------------------------------------------------------------
Berger Small Cap Value Fund     First $500 million                 .85%
                                Next $500 million                  .80%
                                Over $1 billion                    .75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse Berger Mid Cap Value Institutional Shares to the extent that the class specific transfer agency and registration fees, in aggregate, exceeded .25% of the average daily net assets of the class in any fiscal year.

54  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Reorganizing Funds had entered into administrative services agreements with Berger. Berger provided administrative services to the Reorganizing Funds at no cost.

Berger Mid Cap Value Fund Investor Shares and Berger Small Cap Value Fund Investor Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provided for the payment to Berger of a 12b-1 fee of 25% per annum of Berger Mid Cap Value Fund's Investor Shares average daily net assets and Berger Small Cap Value Fund's Investor Shares average daily net assets. The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which Berger Small Cap Value Fund Investor Shares was closed, Berger reduced the 12b-1 fee payable by Berger Small Cap Value Fund Investor Shares by the amount of such fee that was not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

By written agreement, Janus Services has agreed until March 1, 2005 to waive the transfer agency fee payable by the Institutional Shares of the Value Funds so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund, as of September 30, 2002, which were .82% and 78%, respectively.

A 2.00% redemption fee may be imposed on shares of Janus Risk-Managed Stock Fund held for three months or less. Effective March 1, 2004, the redemption fee for the Fund increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Risk-Managed Stock Fund were $23,277 for the six month period ended April 30, 2004.

During the six month period ended April 30, 2004, Janus Capital reimbursed Janus Mid Cap Value Fund - Investor and Institutional Shares $110,642 and $25,205, respectively, for certain trading and valuation errors, the amounts of which were insignificant.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody credits received reduce custodian fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six month period ended April 30, 2004, are noted below.

                               DST Securities, Inc.    Fund
                                   Commissions        Expense
Fund                                  Paid           Reduction  DST Systems Cost
--------------------------------------------------------------------------------
Janus Balanced Fund                        --              --        $207,015
Janus Core Equity Fund                     --              --         131,113
Janus Growth and Income Fund               --              --         652,416
Janus Special Equity Fund            $  3,765        $  2,824         585,819
Janus Risk-Managed Stock Fund              --              --          27,689
Janus Mid Cap Value Fund                   --              --          90,153
Janus Small Cap Value Fund                 --              --          89,663
--------------------------------------------------------------------------------

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six month period ended April 30, 2004, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                            Purchases         Sales         Dividend      Market Value
                                           Shares/Cost     Shares/Cost       Income        at 4/30/04
------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Mid Cap Value Fund                  $ 50,000,000    $ 50,000,000    $     26,776              --
Janus Small Cap Value Fund                 160,000,000     100,000,000         356,789    $ 60,000,000
------------------------------------------------------------------------------------------------------
                                          $210,000,000    $150,000,000    $    383,565    $ 60,000,000
------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Mid Cap Value Fund                  $ 95,000,000    $ 95,000,000    $     51,118              --
Janus Small Cap Value Fund                 225,000,000     225,000,000          67,192              --
------------------------------------------------------------------------------------------------------
                                          $320,000,000    $320,000,000    $    118,310              --
------------------------------------------------------------------------------------------------------

56  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2011.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of April 30, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                                                 Net
                                   Accumulated           Federal          Unrealized          Unrealized       Appreciation/
Fund                              Capital Losses        Tax Costs        Appreciation       (Depreciation)     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund              $  (631,092,022)    $ 3,209,114,158    $   295,379,324    $   (62,311,896)    $   233,067,428
Janus Core Equity Fund              (228,581,826)        584,943,559         98,669,325        (12,929,870)         85,739,455
Janus Growth and Income Fund      (1,277,234,731)      5,120,950,416        839,408,246       (256,220,420)        583,187,826
Janus Special Equity Fund           (648,102,112)      2,164,865,427        688,652,845        (88,721,562)        599,931,283
Janus Risk-Managed Stock Fund                 --         121,150,591         14,346,240         (2,822,363)         11,523,877
Janus Mid Cap Value Fund              (8,977,673)      2,510,218,708        320,313,517        (49,923,997)        270,389,520
Janus Small Cap Value Fund          (117,418,807)      2,886,480,241        639,319,568        (81,067,583)        558,251,985
------------------------------------------------------------------------------------------------------------------------------

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

4. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5. FUND ACQUISITIONS AND FUND REORGANIZATIONS

On February 28, 2003, Janus Strategic Value Fund acquired all of the net assets of Janus Special Situations Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The surviving fund was renamed Janus Special Equity Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Strategic Value Fund in the amount of 81,028,554 shares (valued at $557,486,805) for the 54,590,330 shares of Janus Special Situations Fund, including $140,074,941 of unrealized depreciation. The aggregate net assets of Janus Strategic Value Fund and Janus Special Situations Fund immediately before the reorganization were $1,193,280,706 and $557,486,805, respectively. The aggregate net assets immediately after the reorganization were $1,750,767,511.

Effective April 21, 2003, Berger Mid Cap Value Fund and Berger Small Cap Value Fund participated in a tax-free reorganization with Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities of Berger Mid Cap Value Fund
- Investor Shares and Institutional Shares and Berger Small Cap Value Fund - Investor Shares and Institutional Shares to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares and Janus Small Cap Value Fund - Investor Shares and Institutional Shares, respectively. Berger Mid Cap Value Fund transferred net assets from Investor Shares and Institutional Shares of $999,637,409 and $167,938,260, respectively, to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares. Berger Small Cap Value Fund transferred net assets from Investor Shares and Institutional Shares of $1,450,910,876 and $1,254,131,731, respectively, to Janus Small Cap Value Fund - Investor Shares and Institutional Shares. Berger Mid Cap Value Fund transferred shares outstanding from Investor Shares and Institutional Shares of 67,934,303 and 11,381,242, respectively, to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares. Berger Small Cap Value Fund transferred shares outstanding from Investor Shares and Institutional Shares of 64,628,505 and 55,566,402, respectively, to Janus Small Cap Value Fund - Investor Shares and Institutional Shares. Janus Capital incurred the costs associated with the reorganization.

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                      Acquired       Net Assets
                                                                Acquiring Fund    Acquired Fund    Fund Unrealized      After
Acquiring Fund                   Acquired Fund                    Net Assets        Net Assets          AP/DP       Reorganization
----------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund              Berger Balanced Fund           $3,961,835,730    $  47,442,947    $  494,302       $4,009,278,677
Janus Growth and Income Fund     Berger Large Cap Growth Fund    5,465,100,099      181,668,590     3,394,147        5,646,768,689
----------------------------------------------------------------------------------------------------------------------------------
Acquiring Fund                   Acquired Fund                    Shares Acquired     Shares issued in Acquisition
----------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund              Berger Balanced Fund                4,601,151                2,614,342
Janus Growth and Income Fund     Berger Large Cap Growth Fund       24,222,155                7,558,594
----------------------------------------------------------------------------------------------------------------------------------

58  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

For the six month period ended
April 30, 2004 (unaudited)                                   Janus                     Janus                     Janus
and the fiscal year ended October 31, 2003                  Balanced                Core Equity                Growth and
(all numbers in thousands)                                    Fund                      Fund                  Income Fund
                                                       2004         2003         2004         2003         2004         2003
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                          12,595       47,490        2,395       10,465       13,629       47,618
    Shares issued in connection with acquisition*         N/A        2,614          N/A          N/A          N/A        7,559
  Reinvested distributions                              1,665        4,683          137          347          384        1,652
------------------------------------------------------------------------------------------------------------------------------
Total                                                  14,260       54,787        2,532       10,812       14,013       56,829
------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                  (66,094)     (69,386)      (8,383)     (16,404)     (43,600)     (60,238)
Net Increase/(Decrease) in Fund Shares                (51,834)     (14,599)      (5,851)      (5,592)     (29,587)      (3,409)
Shares Outstanding, Beginning of Period               203,138      217,737       41,534       47,126      221,394      224,803
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     151,304      203,138       35,683       41,534      191,807      221,394
------------------------------------------------------------------------------------------------------------------------------

For the six month period ended
April 30, 2004 (unaudited)
and the fiscal year or period                               Janus                      Janus
ended October 31, 2003                                  Special Equity           Risk-Managed Stock
(all numbers in thousands)                                   Fund                      Fund
                                                      2004         2003         2004        2003(1)
---------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         17,022       43,627        4,016        9,181
   Shares issued in connection with acquisition*         N/A       81,029          N/A          N/A
  Reinvested distributions                                --          143          176           --
---------------------------------------------------------------------------------------------------
Total                                                 17,022      124,799        4,192        9,181
---------------------------------------------------------------------------------------------------
  Shares Repurchased                                 (36,192)     (59,378)      (1,333)      (2,029)
Net Increase/(Decrease) in Fund Shares               (19,170)      65,421        2,859        7,152
Shares Outstanding, Beginning of Period              250,735      185,314        7,152           --
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    231,565      250,735       10,011        7,152
---------------------------------------------------------------------------------------------------

For the six month period ended April 30, 2004
(unaudited), the six month fiscal period ended
October 31, 2003 and the seven month                                 Janus                                  Janus
fiscal period ended April 30, 2003                              Mid Cap Value                          Small Cap Value
(all numbers in thousands)                                          Fund(2)                                Fund(3)
                                                        2004         2003         2003         2004         2003         2003
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                           40,802       24,740       24,654        5,788        7,889       10,137
  Reinvested distributions                                 386           --          116          189           --        2,391
-------------------------------------------------------------------------------------------------------------------------------
Total                                                   41,188       24,740       24,770        5,977        7,889       12,528
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                   (13,387)     (14,093)     (13,569)     (11,761)     (13,970)     (15,049)
Net Increase/(Decrease) in Fund Shares                  27,801       10,647       11,201       (5,784)      (6,081)      (2,521)
Shares Outstanding, Beginning of Period                 78,885       68,238       57,037       57,931       64,012       66,533
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      106,686       78,885       68,238       52,147       57,931       64,012
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                            4,939        4,935        4,958        4,487        6,704        7,165
  Reinvested distributions                                 115           --           23          288           --        2,124
-------------------------------------------------------------------------------------------------------------------------------
Total                                                    5,054        4,935        4,981        4,775        6,704        9,289
-------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                    (1,384)      (1,198)      (1,439)     (10,120)     (10,238)      (9,201)
Net Increase/(Decrease) in Fund Shares                   3,670        3,737        3,542       (5,345)      (3,534)          88
Shares Outstanding, Beginning of Period                 15,374       11,637        8,095       51,959       55,493       55,405
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       19,044       15,374       11,637       46,614       51,959       55,493
-------------------------------------------------------------------------------------------------------------------------------

   * See Note 5 in Notes to Financial Statements.
(1) Fiscal period from February 28, 2003 (inception date) through October 31, 2003.
(2)  Formerly named Berger Mid Cap Value Fund prior to reorganization (Note 1).
(3)  Formerly named Berger Small Cap Value Fund prior to reorganization (Note
     1).

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

7. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Division of Securities and the Colorado Attorney General ("COAG"), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies, including the National Association of Securities Dealers, the West Virginia Attorney General, the Florida Department of Financial Services, the NYAG, the SEC, the COAG, the Colorado Division of Securities and one or more U.S. Attorney offices, relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in Fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Trustees in connection with the review and approval of management contracts related to the Funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering Influenced and Corrupt Organizations Act.

The "market timing" lawsuits include actions purportedly on behalf of a class of Fund investors, cases allegedly brought on behalf of the Funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Funds, the Janus fund Trustees,

60  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

officers of the Funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures.

In addition to the "market timing" actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future.

Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND
FINANCIAL STATEMENTS (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period or year ended. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

62  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                    Janus Core, Risk-Managed and Value Funds  April 30, 2004  63

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--------------------------------------------------------------------------------

NOTES

64  Janus Core, Risk-Managed and Value Funds  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

65  Janus Core, Risk-Managed and Value Funds  April 30, 2004

-------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.
        ----------------------------------------------------------------

     GROWTH
     Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

     INTERNATIONAL & GLOBAL
     Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

     CORE
     Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

     RISK-MANAGED
     Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

     VALUE
     Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

     INCOME
     Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

     FOR MORE INFORMATION ABOUT OUR FUNDS, GO TO www.janus.com.

     [LOGO] JANUS CAPITAL                   151 Detroit Street
                   Group                    Denver, CO 80206
                                            1-800-525-3713

     This material must be preceded or accompanied by a prospectus. (4/04) Funds distributed by Janus Distributors LLC(4/04)

     C-0504-159                                                 111-24-104 06-04

-------------------
--------------

                                                          ----------------------
                                                          2004 SEMIANNUAL REPORT
                                                          ----------------------

               Janus Institutional Cash Reserves Fund
               -----------------------------------------------------------------

                                                            [LOGO] JANUS CAPITAL
                                                                          Group

--------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Schedule of Investments ........................................     3
     Statement of Assets and Liabilities ............................     5
     Statement of Operations ........................................     6
     Statement of Changes in Net Assets .............................     7
     Financial Highlights ...........................................     8
     Notes to Schedule of Investments ...............................     9
     Notes to Financial Statements ..................................    10
     Explanations of Charts, Tables and Financial Statements ........    15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dear Shareholder,

Let me begin by telling you how excited I am to be associated with Janus. As a shareholder of the funds, I'm sure you already know many of the things that make Janus unique. To me, it is a research-driven firm with an impressive heritage of delivering exceptional long-term performance to its shareholders. I am proud to be a part of continuing that heritage into the future.

There are three main reasons why I decided to join Janus as Chief Investment Officer. First, I believe the research at Janus is the best I've ever seen. In a prior job as a sell-side analyst, I had the opportunity to get an inside look at the passion, intensity and energy that characterized investment debates at Janus. That positive impression has only been reinforced in the short time I have been part of the team. Given my analyst background, I share the same zeal for getting the story right behind every investment.

Second, the people at Janus are special. From the individuals at our call center, to the sales and marketing staff, to the person who actually manages your money, all of our employees are passionate about winning, and passionate about setting the pace, not following it. The esprit de corps of the firm is quite remarkable.

Third, Janus is an investment-centric firm. By that I mean we focus on our core competency of managing our shareholders' money. Delivering performance remains at the heart of what we do and we constantly reinvest in our core business toward that end.

My role at Janus will be to oversee the investment team and drive investment returns. In an attempt to safeguard the consistency and quality of the investment process, I plan to play devil's advocate with the portfolio managers, to poke and prod their investment decisions. I will take full responsibility for the performance of the team, making sure that portfolio managers have the tools and resources needed to make wise decisions.

Like any solid organization, there is always room to improve. I have communicated to the investment team the following enhancements that I plan to focus on during the next two quarters. For starters, I plan on expanding our coverage of international stocks. In this era of increased globalization, I believe sectors are more important than countries and our research needs to be borderless. In addition, we need to make sure that our research edge provides a solid foundation from which we can invest with conviction. Of course, the flipside of this exercise is to have the proper risk controls in place to serve as an early warning system when fundamentals begin to deteriorate and stocks need to be trimmed or sold.

Furthermore, I want to improve communication so that analysts and portfolio managers are sharing their best ideas and discussing how topical events may impact portfolios. Collectively, I believe we can arrive at better investment decisions through debate and idea sharing versus acting in isolation. These are the initiatives I will be focusing on in the initial phase of my tenure at Janus. I look forward to circling back with you in the fall and providing an update on our progress.

Turning to the markets, after finishing last year on a strong note, stocks have treaded water during the first few months of 2004, as concerns about rising interest rates, war, and oil prices have offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index rose 6.3% during the six-month time period ended 4/30/04, after rising 15.6% in the six months ended 10/31/03. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted returns of 5.4% and -0.6%, respectively.

Notwithstanding the moderate returns of the market, my message to you today is that we like what we are hearing from our company contacts. Enterprise spending is improving as corporate profits accelerate. After two years of balance sheet repair, CEOs are again thinking strategically about how to grow their businesses. This is a very encouraging development that we feel is being underappreciated in the marketplace at the current time. Yes, interest rates are likely to be higher 12 months from now, but we believe that the strength of the economy and an improvement in corporate profits will overpower any dampening effect caused by a rising interest rate environment.

While the market in 2003 could be characterized as broad-based as the economy began its recovery, we believe that the market will be much more selective in 2004. I think the expected "stock-picker's" market will play to our strength of identifying companies that are investing in their businesses, growing their market share, and capitalizing on technological and infrastructural change throughout the world. Indeed, I believe the recent improved performance of our funds provides evidence that our research process remains strong and that our portfolios are properly positioned to capitalize on continuing growth in the global economy.

It is my belief that Janus' investment process works best during times of "normal" economic activity (3%-4% GDP growth, 10%-12% corporate profit growth). We are now moving into the middle innings of this economic recovery, which has followed fairly normal patterns to date compared to historical recoveries. Therefore, I am optimistic of continued strong performance by our funds in this environment.

In closing, let me thank you again for your loyalty to Janus. As a shareholder of our funds, you have our absolute faithfulness in return. I believe that we face a very bright future together.

Sincerely,

/s/ Gary Black

Gary Black
President and Chief Investment Officer

Past performance is no guarantee of future results.

                       Janus Institutional Cash Reserves Fund  April 30, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS INSTITUTIONAL CASH RESERVES                             Portfolio Managers
FUND (unaudited)                                                  Sharon Pichler
                                                                 Eric Thorderson

Janus Institutional Cash Reserves Fund
For the Periods Ended April 30, 2004
----------------------------------------------------------
  Fiscal Year-to-Date                               0.52%
  1 Year                                            1.09%
  Since Inception (May 15, 2002)                    1.36%
----------------------------------------------------------
  Seven-Day Current Yield
      With Reimbursement                            1.03%
      Without Reimbursement                         0.86%
----------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit janus.com for current month end performance

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Total return includes reinvestment of dividends and distributions.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Institutional Cash Reserves Fund than the total return.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2005. Without such waivers, yields and total returns would have been lower.

Effective February 27, 2004, Eric Thorderson joined Sharon Pichler as a co-portfolio manager of Janus Institutional Cash Reserves Fund.

2  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (unaudited)

Principal Amount                                                    Market Value
================================================================================
Certificates of Deposit - 17.3%
$ 25,000,000    ABN AMRO Bank N.V., New York
                  1.33%, 2/28/05 ............................   $    25,000,000
  10,000,000    BNP Paribas, New York
                  1.28%, 1/25/05 ............................         9,996,772
                Canadian Imperial Bank of
                  Commerce, New York:
  25,000,000      1.19%, 7/30/04 ............................        24,999,383
  15,000,000      1.235%, 3/24/05 ...........................        14,972,987
  25,000,000    Credit Agricole, New York
                  1.30%, 8/4/04 .............................        25,000,000
                HSH Nordbank A.G., New York:
  20,000,000      1.38%, 8/26/04 ............................        19,999,359
  25,000,000      1.40%, 2/2/05 .............................        25,009,757
                Natexis Banques Populaires, New York:
  25,000,000      1.09%, 8/20/04 ............................        25,000,000
  25,000,000      1.35%, 1/24/05 ............................        25,000,000
  20,000,000      1.36%, 3/31/05 ............................        20,000,000
  20,000,000    Norddeutsche Landesbank Girozentrale
                  New York, 1.38%, 8/26/04 ..................        19,999,359
  25,000,000    Royal Bank of Scotland, New York
                  1.33%, 2/23/05 ............................        24,973,897
                Societe Generale, New York:
  25,000,000      1.45%, 2/2/05 .............................        25,000,000
  25,000,000      1.35%, 2/28/05 ............................        25,000,000
  20,000,000      1.48%, 4/6/05 .............................        20,000,000
  20,000,000    Svenska Handelsbanken, New York
                  1.215%, 3/15/05 ...........................        19,951,818
                Swedbank, New York:
  25,000,000      1.32%, 8/4/04 .............................        25,000,000
  25,000,000      1.455%, 11/10/04 ..........................        24,999,340
  25,000,000    Westdeutsche Landesbank Girozentrale
                  New York, 1.41%, 2/2/05 ...................        25,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $424,902,672) ...........       424,902,672
--------------------------------------------------------------------------------
Commercial Paper - 17.0%
                BCP Finance Bank, Ltd.:
  25,000,000      1.11%, 6/22/04 ............................        24,959,917
  20,000,000      1.10%, 7/9/04 .............................        19,957,833
                BTM Capital Corp.:
  20,000,000      1.08%, 5/24/04 (Section 4(2)) .............        19,986,200
  30,000,000      1.09%, 6/2/04 (Section 4(2)) ..............        29,970,933
                Check Point Charlie, Inc.:
  25,000,000      1.10%, 5/10/04 (Section 4(2)) .............        24,993,125
  34,600,000      1.09%, 5/24/04 (Section 4(2)) .............        34,575,905
  25,100,000      1.08%, 6/15/04 (Section 4(2)) .............        25,066,115
  18,000,000      1.10%, 7/16/04 (Section 4(2)) .............        17,958,200
  23,940,000      1.14%, 8/16/04 (Section 4(2)) .............        23,858,883
                Gotham Funding Corp.:
  18,565,000      1.08%, 5/3/04 (Section 4(2)) ..............        18,563,886
  34,301,000      1.08%, 5/27/04 (Section 4(2)) .............        34,274,245
  25,000,000    National Bank of New Zealand
                  International, Ltd.
                  1.14%, 7/13/04 (Section 4(2)) .............        24,942,208
                Rhineland Funding Capital Corp.:
  15,144,000      1.11%, 5/12/04 (Section 4(2)) .............        15,138,864
  16,000,000      1.11%, 5/18/04 (Section 4(2)) .............        15,991,613
  15,844,000      1.11%, 5/20/04 (Section 4(2)) .............        15,834,718
  22,698,000      1.10%, 6/8/04 (Section 4(2)) ..............        22,671,645
  35,035,000      1.10%, 6/24/04 (Section 4(2)) .............        34,977,193
  14,700,000      1.10%, 7/7/04 (Section 4(2)) ..............        14,669,906
--------------------------------------------------------------------------------
Total Commercial Paper (cost $418,391,389) ..................       418,391,389
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Floating Rate Notes - 46.8%
$  3,385,000    Alexander City, Alabama Special Care
                  Facilities Financing Authority Revenue
                  (Russell Hospital), Series B
                  1.21%, 10/1/23 ............................   $     3,385,000
   9,000,000    American Health Center, Series 2001
                  1.20%, 3/1/19 .............................         9,000,000
  25,000,000    Ares VII CLO Ltd., Class A-1A
                  1.18%, 5/8/15 (144A)ss. ...................        25,000,000
  20,000,000    Associated Bank N.A., Green Bay
                  1.11%, 3/11/05 ............................        19,998,263
 100,000,000    Bank of America Securities LLC (same day put)
                  1.16%, 5/3/04 .............................       100,000,000
  25,000,000    Blue Heron Funding II, Ltd., Class A
                  1.13%, 3/18/05 (144A)ss. ..................        25,000,000
  50,000,000    Blue Heron Funding VI, Ltd., Class A-1
                  1.13%, 5/19/04 (144A)ss. ..................        50,000,000
  25,000,000    Blue Heron Funding VII, Ltd., Series 7A
                  Class A-1, 1.13%, 5/28/04 (144A)ss. .......        25,000,000
  17,000,000    Brooklyn Tabernacle
                  1.20%, 4/1/24 .............................        17,000,000
   3,000,000    Campus Research Corp.
                  1.30%, 6/1/13 .............................         3,000,000
   3,400,000    Capel, Inc.
                  1.15%, 9/1/09 .............................         3,400,000
  20,000,000    CIT Group, Inc.
                  1.7625%, 5/3/04 ...........................        20,000,666
   5,010,000    Colonial Acquisitions, Inc.
                  1.20%, 2/1/23 .............................         5,010,000
   6,000,000    Colorado Natural Gas, Inc., Series 2004
                  1.20%, 7/1/32 .............................         6,000,000
   7,000,000    Cornerstone Bank
                  1.38%, 1/1/29 .............................         7,000,000
   6,185,000    Courtesy Realty LLC, Series 2002
                  1.20%, 12/1/17 ............................         6,185,000
   8,220,000    Crozer-Keystone Health Systems
                  1.18%, 12/15/21 ...........................         8,220,000
                Eagle County, Colorado Housing Facility
                  Revenue, (BC Housing LLC Project):
   9,100,000      Series A, 1.10%, 6/1/27 ...................         9,100,000
   8,000,000      Series A, 1.15%, 5/1/39 ...................         8,000,000
  12,100,000    Edison Chouet Offshore LLC
                  1.20%, 2/1/14 .............................        12,100,000
  90,000,000    EMC Mortgage Corp.(same day put)
                  1.2225%, 5/7/04 ...........................        90,000,000
 130,000,000    GMAC Mortgage Corp. of Pennsylvania
                  1.5481%, 5/26/04 ..........................       129,860,274
   5,000,000    H.C. Equities L.P.
                  1.10%, 12/1/23 ............................         5,000,000
   3,000,000    Illinois Health Facilities Authority Revenue
                  (Villa St. Benedict), Series C
                  1.18%, 11/15/10 ...........................         3,000,000
   4,350,000    J.D. Parks and Lissa Parks, Series 2002
                  1.20%, 6/1/22 .............................         4,350,000
 100,000,000    J.P. Morgan Securities, Inc. (seven day put)
                  1.1425%, 7/28/04 ..........................       100,000,000
   8,100,000    Jasper, Morgan, Newton and Walton Counties
                  Georgia Joint Development Authority
                  Revenue, (Industrial Park Project)
                  1.17%, 12/1/20 ............................         8,100,000
                Lehman Brothers, Inc.:
  55,000,000      (90 day put), 1.2425%, 1/3/05(beta) .......        55,000,000
  60,000,000      (same day put), 1.2125%, 3/17/05 ..........        60,000,000

See Notes to Schedule of Investments and Financial Statements.

                       Janus Institutional Cash Reserves Fund  April 30, 2004  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS INSTITUTIONAL CASH RESERVES FUND

Schedule of Investments (unaudited)

Principal Amount                                                    Market Value
================================================================================
Floating Rate Notes (continued)
$  7,890,000    Lock-N-Store, Inc., Series 2002
                  1.27%, 9/1/22 .............................   $     7,890,000
   9,305,000    Luxor Management Company
                  1.20%, 4/1/18 .............................         9,305,000
   8,640,000    McElroy Metal Mill, Inc., Series 2003
                  1.20%, 7/1/18 .............................         8,640,000
                Merrill Lynch & Company, Inc.:
  45,000,000      (same day put), 1.2125%, 5/3/04 ...........        45,000,000
  75,000,000      (seven day put), 1.2125%, 3/28/05 .........        75,000,000
  10,750,000    Mississippi Business Finance Corp.
                  1.20%, 12/1/22 ............................        10,750,000
   5,770,000    Montgomery, Alabama Downtown
                  Redevelopment Authority Capital
                  Improvement Revenue
                  1.21%, 11/1/18 ............................         5,770,000
   4,900,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.26%, 9/1/14 .............................         4,900,000
   6,990,000    Octel Starreon LLC, Series 2002-A
                  1.25%, 7/1/17 .............................         6,990,000
   5,270,000    Ohio Health Care Facility Revenue Bonds
                  (United Church Homes, Inc. Project)
                  Series 2002, 1.18%, 9/1/27 ................         5,270,000
  30,000,000    Putnam Structured Product Funding LLC
                  2003-1, Class A-15
                  1.12%, 10/15/38 (144A) ....................        30,000,000
  13,300,000    Russell Lands, Inc., Series 2002
                  1.20%, 8/1/12 .............................        13,300,000
  11,900,000    Safe Mini Storage Development LLC
                  Series 2002, 1.25%, 10/1/17 ...............        11,900,000
  31,295,000    Southeast Alabama Gas District, Series 2003A
                  1.17%, 6/1/23 .............................        31,295,000
   6,200,000    Stone-Lee Partners LLC
                  1.15%, 3/1/21 .............................         6,200,000
   9,000,000    Village Green Finance Co.
                  1.10%, 11/1/22 ............................         9,000,000
   6,000,000    Virginia Health Services
                  1.10%, 1/1/18 .............................         6,000,000
   4,000,000    Watertown Crossing LLC
                  1.25%, 5/1/27 .............................         4,000,000
   9,790,000    West Park Apartments and Cedar Pines
                  Apartments, Series 2002
                  1.15%, 9/1/22 .............................         9,790,000
  32,000,000    Westchester County, New York Industrial
                  Development Agency, (Fortwest II Facility)
                  Series 2002, 1.35%, 5/1/32 ................        32,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $1,150,709,203) .............     1,150,709,203
--------------------------------------------------------------------------------

Principal Amount                                                    Market Value
================================================================================
Repurchase Agreements - 18.0%
$ 50,000,000    Bear Stearns & Company, Inc., 1.1325%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $50,004,719
                  collateralized by $64,690,000
                  in Collateralized Mortgage Obligations
                  1.50% - 3.15842%, 5/25/33 - 4/25/34
                  AAA; with a value of $51,001,950 ..........   $    50,000,000
 366,200,000    Citigroup Global Markets, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $366,233,950
                  collateralized by $1,057,407,992
                  in U.S. Government Agencies
                  0% - 7.00%, 9/1/10 - 7/1/34
                  with a value of $373,524,000 ..............       366,200,000
  25,000,000    Credit Suisse First Boston, Inc., 1.1125%
                  dated 4/30/04, maturing 5/3/04
                  to be repurchased at $25,002,318
                  collateralized by $158,503,782
                  in U.S. Government Agencies
                  5.00% - 6.00%, 2/15/19 - 3/15/34
                  with a value of $25,500,487 ...............        25,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $441,200,000) .............       441,200,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.8%
  19,000,000    CC USA, Inc.
                  1.475%, 4/18/05 (144A) (cost $19,000,000) .        19,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,454,203,264) - 99.9% .......     2,454,203,264
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%         1,620,591
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 2,455,823,855
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

4  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2004 (unaudited)
(all numbers in thousands except net asset value per share)

--------------------------------------------------------------------------------

Assets:
  Investments at amortized cost                                     $  2,454,203
  Cash                                                                        88
  Receivables:
    Interest                                                               2,750
--------------------------------------------------------------------------------
Total Assets                                                           2,457,041
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Dividends and distributions                                              876
    Advisory fees                                                            188
    Administrative services fees                                             151
    Accrued expenses                                                           2
--------------------------------------------------------------------------------
Total Liabilities                                                          1,217
--------------------------------------------------------------------------------
Net Assets                                                          $  2,455,824
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*                          $  2,455,760
  Undistributed net realized gain/(loss) from investments*                    64
--------------------------------------------------------------------------------
Total Net Assets                                                    $  2,455,824
--------------------------------------------------------------------------------
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                                      2,455,760
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       1.00
--------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                       Janus Institutional Cash Reserves Fund  April 30, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six month period ended April 30, 2004 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                         $     14,767
--------------------------------------------------------------------------------
Total Investment Income                                                  14,767
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           2,398
  Administrative services fees                                            1,799
  Audit fees                                                                  6
  Trustees' fees and expenses                                                19
--------------------------------------------------------------------------------
Total Expenses                                                            4,222
--------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                       (2,038)
--------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                  2,184
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             12,583
--------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions                      64
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $     12,647
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six month period ended April 30, 2004 (unaudited)
and for the fiscal year ended October 31, 2003
(all numbers in thousands)                                             2004             2003
------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     12,583     $     30,857
  Net realized gain/(loss) from investment transactions                      64               44
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          12,647           30,901
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (12,583)         (30,857)
  Net realized gain from investment transactions*                            --              (44)
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (12,583)         (30,901)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         8,264,789       17,891,680
  Reinvested dividends and distributions:                                 5,565           14,551
  Shares repurchased                                                 (8,610,458)     (16,902,525)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (340,104)       1,003,706
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (340,040)       1,003,706
Net Assets:
  Beginning of Period                                                 2,795,864        1,792,158
------------------------------------------------------------------------------------------------
  End of Period                                                    $  2,455,824     $  2,795,864
------------------------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                       Janus Institutional Cash Reserves Fund  April 30, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six month period ended April 30, 2004 (unaudited)
and through each fiscal year ended October 31             2004               2003            2002(1)

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     1.00         $     1.00         $     1.00
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .01                .01                .01
  Net gain/(loss) on securities
     (both realized and unrealized)                         --                 --(2)              --
----------------------------------------------------------------------------------------------------
Total from Investment Operations                           .01                .01                .01
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.01)              (.01)              (.01)
  Distributions (from capital gains)*                       --                 --(2)              --
----------------------------------------------------------------------------------------------------
Total Distributions                                       (.01)              (.01)              (.01)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     1.00         $     1.00         $     1.00
----------------------------------------------------------------------------------------------------
Total Return**                                           0.52%              1.27%              0.87%
----------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)          $2,455,824         $2,795,864         $1,792,158
Average Net Assets for the Period (in thousands)    $2,411,285         $2,495,376         $1,262,186
Ratio of Expenses to Average Net Assets***(3)            0.18%(4)           0.18%(4)           0.18%(4)
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***(3)                            1.05%              1.24%              1.86%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods less than one full year.
(1)  Period May 15, 2002 (inception date) through October 31, 2002.
(2) Net gain/(loss) on securities (both unrealized and realized) and distributions (from capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended October 31, 2003.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 0.35% in 2004, 0.35% in 2003 and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

8  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

Dow Jones           A price-weighted average of 30 actively traded Blue-Chip
Industrial Average  Stocks.

NASDAQ Composite    The National Association of Securities Dealers Automated
Stock Index         Quotation System is a nationwide computerized quotation
                    system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

S&P 500(R)Index     The S&P 500(R)Index is the Standard & Poor's composite index of 500 Index stocks, a widely recognized, unmanaged index of common stock prices.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

(beta)              Security is illiquid

The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                 Value as
                                                   Acquisition   Acquisition                       % of
                                                       Date          Cost           Value       Net Assets
----------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Ares VII CLO Ltd., Class A-1A,
   1.18%, 5/8/15 (144A)                               5/7/03     $ 25,000,000     $ 25,000,000      1.0%
Blue Heron Funding II, Ltd., Class A
   1.13%, 3/18/05 (144A)                              3/19/04      25,000,000       25,000,000      1.0%
Blue Heron Funding VI, Ltd., Class A-1
   1.13%, 5/19/04 (144A)                              5/21/03      50,000,000       50,000,000      2.0%
Blue Heron Funding VII, Ltd., Series 7A, Class A-1
   1.13%, 5/28/04 (144A)                              7/29/03      25,000,000       25,000,000      1.0%
----------------------------------------------------------------------------------------------------------
                                                                 $125,000,000     $125,000,000      5.0%
----------------------------------------------------------------------------------------------------------

The fund has registration rights for certain restricted securities held as of April 30, 2004. The issuer incurs all registration costs.

Variable rate notes are notes which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2004.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                       Janus Institutional Cash Reserves Fund  April 30, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain how the Fund operates and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is part of Janus Investment Fund (the "Trust") which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests exclusively in high-quality money market instruments. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

WHEN-ISSUED SECURITIES
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Dividends representing substantially all of the Fund's net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

Starting in August 2004, the Fund's proxy voting record for the one-year period ending each June 30th will be available through www.janus.com and from the SEC through the SEC's website at www.sec.gov.

10  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. AGREEMENTS

The Fund pays Janus Capital Management LLC ("Janus Capital") .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for the Fund to .10% until at least March 1, 2005. In addition, the Fund pays Janus Capital an administrative services fee of .15%, which Janus Capital agreed to reduce to .08% until at least the next annual renewal of the advisory agreement. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and extraordinary costs are paid by Janus Capital.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

Other funds managed by Janus Capital may invest in the Fund. During the six month period ended April 30, 2004, the Fund had the following affiliated activity:

                                                                              Dividends    Market Value
                                           Subscriptions     Redemptions         Paid       at 4/30/04
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Mid Cap Value Fund                  $   95,000,000    $   95,000,000    $   51,118            --
Janus Small Cap Value Fund                   225,000,000       225,000,000        67,192            --
Janus Twenty Fund                            595,000,000       695,000,000        94,508            --
Janus Worldwide Fund                          55,000,000        70,000,000         6,596            --
-------------------------------------------------------------------------------------------------------
                                          $  970,000,000    $1,085,000,000    $  219,414            --
-------------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

                                                                                                                      Net
                                           Accumulated        Federal         Unrealized        Unrealized        Appreciation/
Fund                                      Capital Losses     Tax Costs       Appreciation     (Depreciation)     (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund         --          $2,454,203,264         --                --                 --
-------------------------------------------------------------------------------------------------------------------------------

                      Janus Institutional Cash Reserves Fund  April 30, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

4. EXPENSES

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds in the Trust.

5. CAPITAL SHARE TRANSACTIONS

For the six month period ended April 30, 2004 (unaudited)
and for the fiscal year ended October 31, 2003
(all numbers in thousands)                                 2004            2003
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                         8,264,789      17,891,680
  Reinvested dividends and distributions                  5,565          14,551
--------------------------------------------------------------------------------
Total                                                 8,270,354      17,906,231
--------------------------------------------------------------------------------
  Shares repurchased                                 (8,610,458)    (16,902,525)
Net Increase/(Decrease) in Fund Shares                 (340,104)      1,003,706
Shares Outstanding, Beginning of Period               2,795,864       1,792,158
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                     2,455,760       2,795,864
--------------------------------------------------------------------------------

12  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Division of Securities and the Colorado Attorney General ("COAG"), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies, including the National Association of Securities Dealers, the West Virginia Attorney General, the Florida Department of Financial Services, the NYAG, the SEC, the COAG, the Colorado Division of Securities and one or more U.S. Attorney offices, relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in Fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Trustees in connection with the review and approval of management contracts related to the Funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering Influenced and Corrupt Organizations Act.

The "market timing" lawsuits include actions purportedly on behalf of a class of Fund investors, cases allegedly brought on behalf of the Funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or

                      Janus Institutional Cash Reserves Fund  April 30, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

one or more of the individual Funds, the Janus fund Trustees, officers of the Funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures.

In addition to the "market timing" actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future.

Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

14  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL
STATEMENTS (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section titled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Fund's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

                      Janus Institutional Cash Reserves Fund  April 30, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The ratio of net investment income summarizes the income earned divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

16  Janus Institutional Cash Reserves Fund  April 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                      Janus Institutional Cash Reserves Fund  April 30, 2004  17

-------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.
        ----------------------------------------------------------------

     GROWTH
     Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

     INTERNATIONAL & GLOBAL
     Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

     CORE
     Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

     RISK-MANAGED
     Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

     VALUE
     Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

     INCOME
     Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

     FOR MORE INFORMATION ABOUT OUR FUNDS, GO TO www.janus.com.

     [LOGO] JANUS CAPITAL                   151 Detroit Street
                   Group                    Denver, CO 80206
                                            1-800-525-3713

     This material must be preceded or accompanied by a prospectus. Funds distributed by Janus Distributors LLC (4/04)

     C-0504-160                                             103-24-100 06-04

-------------------




Item 2 - Code of Ethics
          Not applicable to semi-annual reports.

Item 3 - Audit Committee Financial Expert
          Not applicable to semi-annual reports.

Item 4 - Principal Accountant Fees and Services
          Not applicable to semi-annual reports.


Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - Schedule of Investments
         Not applicable for periods ending before July 9, 2004.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders

          The Fund's Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trust. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of the Trust in accordance with procedures adopted by the Committee. Shareholders of a Fund who wish to nominate a candidate to the Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive office of the Trust ("Shareholder Recommendation"). The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify;
          (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

Item 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

          (b) There was no change in the Registrant's internal control over financial reporting during Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

          (a)(1) Not applicable to semi-annual reports.

          (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

           (a)(3) Not applicable.

          (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Investment Fund

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: June 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  June 29, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  June 29, 2004